SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 50
(File No. 333-131683)	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 54
(File No. 811-21852)	☒

COLUMBIA FUNDS SERIES TRUST II

50606 Ameriprise Financial Center

Minneapolis, MN 55474

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 27, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Prospectus

Columbia Strategic Allocation Fund

Prospectus January 27, 2012

Columbia Strategic Allocation Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

Class	Ticker Symbol
Class A	IMRFX
Class B	IMRBX
Class C	RSSCX
Class I	—
Class R	—
Class R4	IDRYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	5p
Principal Risks of Investing in the Fund	6p
Past Performance	9p
Fund Management	11p
Buying and Selling Shares	12p
Tax Information	12p
Financial Intermediary Compensation	12p
More Information About the Fund
Investment Objective	13p
Principal Investment Strategies of the Fund	13p
Principal Risks of Investing in the Fund	15p
More About Annual Fund Operating Expenses and Past Performance	20p
Other Investment Strategies and Risks	21p
Fund Management and Compensation	23p
Financial Highlights	26p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.55
Additional Services and Compensation	S.61
Additional Management Information	S.62

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Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Strategic Allocation Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia and Columbia Acorn funds. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.17 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I, R, R4
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C
Management fees	0.64%		0.64%		0.64%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%
Other expenses	0.32%		0.32%		0.32%
Acquired fund fees and expenses	0.01%		0.01%		0.01%
Total annual fund operating expenses	1.22%		1.97%		1.97%
Less: Fee waiver/expense reimbursement(b)	(0.08%	)	(0.08%	)	(0.08%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.14%		1.89%		1.89%

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Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment) cont.
	Class I		Class R		Class R4
Management fees	0.64%		0.64%		0.64%
Distribution and/or service (12b-1) fees	0.00%		0.50%		0.00%
Other expenses	0.13%		0.32%		0.43%
Acquired fund fees and expenses	0.01%		0.01%		0.01%
Total annual fund operating expenses	0.78%		1.47%		1.08%
Less: Fee waiver/expense reimbursement(b)	(0.03%	)	(0.08%	)	(0.03%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.75%		1.39%		1.05%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until January 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.13% for Class A, 1.88% for Class B, 1.88% for Class C, 0.74% for Class I, 1.38% for Class R and 1.04% for Class R4.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$685	$933	$1,200	$1,965
Class B (if shares are redeemed)	$692	$911	$1,256	$2,100
Class B (if shares are not redeemed)	$192	$611	$1,056	$2,100
Class C (if shares are redeemed)	$292	$611	$1,056	$2,294
Class C (if shares are not redeemed)	$192	$611	$1,056	$2,294
Class I (whether or not shares are redeemed)	$77	$246	$431	$967
Class R (whether or not shares are redeemed)	$142	$457	$796	$1,756
Class R4 (whether or not shares are redeemed)	$107	$341	$593	$1,319

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio (131% excluding mortgage dollar rolls).

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets may be allocated to equity, debt/fixed income and money market instruments, and investments that provide exposure to commodities markets. This broad investment flexibility is intended to enable the Fund’s portfolio managers to reallocate the Fund’s assets within or among different asset classes or market exposures in response to changing market and economic conditions and developments. The Fund’s equity security investments include: emerging market equities, international developed market equities, U.S. mid and small cap equities and U.S. large cap equities. These equity securities generally include common stocks, but may also include preferred stocks. The Fund’s debt/fixed-income security investments include: U.S. investment-grade bonds, international bonds, emerging market bonds, U.S. high yield (junk) bonds, convertible bonds, mortgage- and other asset-backed securities, and short-term money market instruments. The Fund may invest in fixed-income securities of any maturity or quality and does not seek to maintain a particular dollar-weighted average maturity. The Fund’s investments in money market instruments include investments in affiliated or unaffiliated money market funds or similar vehicles. The Fund may seek exposure to the commodities markets through investments in commodities futures or in vehicles that provide exposure to commodities, including an affiliated commodity strategy fund.

Columbia Management Investment Advisers, LLC (the investment manager) allocates the Fund’s investments from one asset class (or market exposure) to another based on the portfolio managers’ analysis of the relative attractiveness of opportunities for the Fund to achieve its objective in a given market. The investment manager considers, among other things, relative valuations, the potential for equity or debt investments to increase in value, expected dividends and changes in interest rates. Generally, the Fund’s portfolio will include both equity and debt securities; however the Fund may emphasize either debt securities or equity securities at any given time. The Fund may make significant investments in foreign securities (equity or debt), including securities of emerging market issuers, and otherwise has no geographic limits on where it may invest. The investment manager has considerable flexibility in the construction of the portfolio and may change the asset class mix on a regular basis, including from day to day. To the extent the investment manager favors a particular asset class or favors exposure to a particular market, it may invest up to 100% in that asset class or

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 PROSPECTUS	5p

market. It is possible that during certain market cycles the Fund will not be invested in all asset classes or markets. The investment manager may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

In addition to investing in individual securities, the investment manager may use exchange-traded funds (ETFs) and certain derivative instruments, such as forward foreign currency contracts and futures (including commodity, currency, equity, fixed income, index and interest rate futures) in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure, to increase investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency, commodity or other instrument), and/or to change the effective duration of the Fund’s portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes or investments will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Commodity Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the commodities investment to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Credit Risk. Credit risk is the risk that fixed-income securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when

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due because the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations. Lower quality or unrated securities held by the Fund may present increased credit risk.

Derivatives Risk — Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts whereby the Fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future, for a specific exchange rate on a given date. These contracts may, however, fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility. The Fund’s investment or hedging strategies may be unable to achieve their objectives.

Derivatives Risk — Futures Contracts. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The Fund’s investment or hedging strategies may be unable to achieve their objectives.

Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

High-Yield Securities Risk. The Fund’s investments in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

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Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Risks of Foreign/Emerging Markets Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economies and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

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Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the Fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Fund and its shareholders indirectly bear a portion of the expenses of such funds in which the Fund invests. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Small and Mid-Sized Company Risk. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charge) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table shows how the Fund’s average annual total returns compare to recognized measures of market performance as well as a blended index. The inception date of the Fund’s Class I and Class R shares is December 11, 2006. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), these classes of shares have annual returns substantially similar to those of Class A shares because all classes of the Fund’s shares invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

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After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (IRA), the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +12.30% (quarter ended September 30, 2009).

•	Lowest return for a calendar quarter was -13.95% (quarter ended December 31, 2008).

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Average Annual Total Returns (after applicable sales charges)
(for periods ended December 31, 2011)	1 year	5 years	10 years
Columbia Strategic Allocation Fund:
Class A — before taxes	-4.41%	-1.31%	+3.27%
Class A — after taxes on distributions	-5.07%	-2.24%	+2.51%
Class A — after taxes on distributions and redemption of fund shares	-2.63%	-1.46%	+2.47%
Class B — before taxes	-4.29%	-1.24%	+3.09%
Class C — before taxes	-0.40%	-0.90%	+3.10%
Class I — before taxes	+1.82%	+0.29%	+4.11%
Class R — before taxes	+1.21%	-0.38%	+3.64%
Class R4 — before taxes	+1.61%	+0.04%	+4.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	+2.11%	-0.25%	+2.92%
Blended Index (consists of 45% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 15% MSCI EAFE Index (Gross)) (reflects no deduction for fees, expenses or taxes)	+2.50%	+2.29%	+4.79%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	+7.84%	+6.50%	+5.78%
Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (Gross) (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	+5.12%

The S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE Index (Gross) are components of the Blended Index and are used to calculate its return.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Strategic Allocation Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Colin Moore	Portfolio Manager	May 2010
Anwiti Bahuguna, Ph.D.	Portfolio Manager	May 2010
Fred Copper, CFA	Portfolio Manager	December 2011
Marie Schofield, CFA	Portfolio Manager	May 2010

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 PROSPECTUS	11p

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (all classes except I and R)	Individual retirement accounts (all classes except I and R)	Class I, Class R
For investors other than systematic investment plans	$2,000	$1,000	None
Systematic investment plans	$100	$100	None

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Strategic Allocation Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets may be allocated to equity, debt/fixed income and money market instruments, and investments that provide exposure to commodities markets. This broad investment flexibility is intended to enable the Fund’s portfolio managers to reallocate the Fund’s assets within or among different asset classes or market exposures in response to changing market and economic conditions and developments. The Fund’s equity security investments include: emerging market equities, international developed market equities, U.S. mid and small cap equities and U.S. large cap equities. These equity securities generally include common stocks, but may also include preferred stocks. The Fund’s debt/fixed-income security investments include: U.S. investment-grade bonds, international bonds, emerging market bonds, U.S. high yield (junk) bonds, convertible bonds, mortgage- and other asset-backed securities, and short-term money market instruments. The Fund may invest in fixed-income securities of any maturity or quality and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. The Fund may invest up to 100% of its assets in debt securities that are rated below investment-grade (i.e., high yield or junk bonds) or, if unrated, deemed of comparable quality by Columbia Management Investment Advisers, LLC (the investment manager). The Fund’s investments in money market instruments include investments in affiliated or unaffiliated money market funds or similar vehicles. The Fund may seek exposure to the commodities markets through investments in commodities futures or in vehicles that provide exposure to commodities, including an affiliated commodity strategy fund.

The investment manager allocates the Fund’s investments from one asset class (or market exposure) to another based on the portfolio managers’ analysis of the relative attractiveness of opportunities for the Fund to achieve its objective in a given market. The investment manager considers, among other things, relative valuations, the potential for equity or debt investments to increase in value, expected dividends and changes in interest rates. Generally, the Fund’s portfolio will include both equity and debt securities; however the Fund may emphasize

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 PROSPECTUS	13p

either debt securities or equity securities at any given time. The Fund may make significant investments in foreign securities (equity or debt), including securities of emerging market issuers, and otherwise has no geographic limits on where it may invest. The investment manager has considerable flexibility in the construction of the portfolio and may change the asset class mix on a regular basis, including from day to day. To the extent the investment manager favors a particular asset class or favors exposure to a particular market, it may invest up to 100% in that asset class or market. It is possible that during certain market cycles the Fund will not be invested in all asset classes or markets. The investment manager may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

The investment manager chooses equity investments by employing proprietary quantitative and fundamental methods. In choosing equity securities or equity-related investments, the investment manager’s approach seeks to identify companies with:

•	Attractive valuations, based on factors such as price-to-earnings ratios;

•	Sound balance sheets;

•	Potential for future earnings growth;

•	Potential for future dividend growth; or

•	Improving outlooks.

In evaluating whether to sell an equity security or equity-related investment, the investment manager considers, among other factors, whether:

•	The security is overvalued relative to other potential investments.

•	The company meets the investment manager’s performance expectations.

The investment manager chooses debt securities or debt-related investments by:

•	Considering opportunities and risks by reviewing factors such as credit quality, and the interest rate and economic forecasts.

•	Investing more heavily in certain sectors (for example, corporate bonds and government bonds) based on the investment manager’s expectations for interest rates.

•

Identifying securities that are expected to outperform other securities. In this analysis, the investment manager will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

•	Identifying obligations that may benefit from currency fluctuations and interest rate differences among countries.

In evaluating whether to sell a debt security or debt-related investment, the investment manager considers, among other factors, whether:

•	The security is overvalued relative to other potential investments.

•	The interest rate or economic outlook has changed.

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•	The security has reached the investment manager’s price objective or moved above a reasonable valuation target.

•	The investment manager has identified a more attractive opportunity.

•

The issuer’s credit quality has declined or the investment manager expects a decline (the Fund may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

•	The issuer or the security continues to meet the other standards described above.

In addition to investing in individual securities, the investment manager may use exchange-traded funds (ETFs) and certain derivative instruments, such as forward foreign currency contracts and futures (including commodity, currency, equity, fixed income, index and interest rate futures) in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure, to increase investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency, commodity or other instrument), and/or to change the effective duration of the Fund’s portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes or investments will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Commodity Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the commodities investment to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.

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Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Lower quality or unrated securities held by the Fund may present increased credit risk.

Derivatives Risk — Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts whereby the Fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future, for a specific exchange rate on a given date. These contracts may, however, fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund’s hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities for coverage purposes in an amount equal to the value of the Fund’s forward foreign currency contracts which may limit the Fund’s investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices.

Derivatives Risk — Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The Fund’s investment or hedging strategies may be unable to achieve their objectives.

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Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

High-Yield Securities Risk. Below-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Below-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

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Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks

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associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the Fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Fund and its shareholders indirectly bear a portion of the expenses of such funds in which the Fund invests. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Small and Mid-Sized Company Risk. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small and medium sized companies may trade on the over-the-counter market or on regional securities exchanges and the frequency

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and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table.

The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through January 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.13% for Class A, 1.88% for Class B, 1.88% for Class C, 0.74% for Class I, 1.38% for Class R and 1.04% for Class R4.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

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Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns, as shown in the “Past Performance” section of this prospectus, reflect the effect of any fee waivers and/or reimbursements of fund expenses by the investment manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to forward foreign currency contracts and futures, which the Fund may invest in as part of its principal investment strategies, the Fund may use other derivatives such as options and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase investment flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

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U.S. federal legislation has recently been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other

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elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

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The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.54% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that decreased the management fee by 0.05% for the most recent fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the performance incentive adjustment was the Lipper Flexible Portfolio Funds Index. The maximum adjustment (increase or decrease) was 0.08% of the Fund’s average net assets on an annual basis. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management and the elimination of the PIA. Effective July 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.660% to 0.490% as the Fund’s net assets increase, and the PIA to the investment management services fee is terminated. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual report to shareholders for the period ended March 31, 2011.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Colin Moore, Portfolio Manager

•	Managed the Fund since May 2010.

•	Chief Investment Officer of the investment manager.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.

•	Began investment career in 1983.

•	London Business School — Investment Management Program.

Anwiti Bahuguna, Ph.D., Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 2002.

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•	Began investment career in 1998.

•	BS from St. Stephen’s College, Delhi University and a Ph.D. from Northeastern University.

Fred Copper, CFA, Portfolio Manager

•	Managed the Fund since December 2011.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005.

•	Began investment career in 1990.

•	BS from Boston College and MBA from the University of Chicago.

Marie Schofield, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1990.

•	Began investment career in 1975.

•	BS from the College of Saint Rose.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.02	$8.44	$9.10	$12.48	$10.78
Income from investment operations:
Net investment income	0.18	0.15	0.14	0.24	0.22
Net realized and unrealized gain (loss)	(0.19)	0.63	(0.40)	(2.71)	1.71
Total from investment operations	(0.01)	0.78	(0.26)	(2.47)	1.93
Less distributions to shareholders from:
Net investment income	(0.24)	(0.20)	(0.12)	(0.23)	(0.23)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.26)	(0.20)	(0.40)	(0.91)	(0.23)
Net asset value, end of period	$8.75	$9.02	$8.44	$9.10	$12.48
Total return	(0.24% )	9.29%	(2.33% )	(20.90% )	17.97%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.13%	1.05%	1.10%	1.02%	1.12%
Net expenses after fees waived or expenses reimbursed(b)	1.13% (c)	1.05%	1.10%	1.02%	1.12%
Net investment income	1.93% (c)	1.73%	1.82%	2.20%	1.90%
Supplemental data
Net assets, end of period (in thousands)	$774,665	$945,595	$1,122,673	$1,437,164	$1,871,507
Portfolio turnover(d)	142%	114%	136%	123%	123%

See accompanying Notes to Financial Highlights.

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Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

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	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$8.93	$8.36	$9.01	$12.36	$10.69
Income from investment operations:
Net investment income	0.11	0.08	0.08	0.15	0.13
Net realized and unrealized gain (loss)	(0.18)	0.62	(0.39)	(2.67)	1.68
Total from investment operations	(0.07)	0.70	(0.31)	(2.52)	1.81
Less distributions to shareholders from:
Net investment income	(0.18)	(0.13)	(0.06)	(0.15)	(0.14)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.01)	—	—	—	—
Total distributions to shareholders	(0.19)	(0.13)	(0.34)	(0.83)	(0.14)
Net asset value, end of period	$8.67	$8.93	$8.36	$9.01	$12.36
Total return	(0.94% )	8.38%	(3.00% )	(21.50% )	17.02%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.87%	1.81%	1.87%	1.78%	1.88%
Net expenses after fees waived or expenses reimbursed(b)	1.87% (c)	1.81%	1.87%	1.78%	1.88%
Net investment income	1.18% (c)	0.98%	1.05%	1.43%	1.14%
Supplemental data
Net assets, end of period (in thousands)	$47,580	$74,220	$115,318	$169,090	$243,036
Portfolio turnover(d)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

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	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$8.88	$8.32	$8.97	$12.31	$10.66
Income from investment operations:
Net investment income	0.11	0.08	0.08	0.16	0.14
Net realized and unrealized gain (loss)	(0.19)	0.61	(0.39)	(2.67)	1.66
Total from investment operations	(0.08)	0.69	(0.31)	(2.51)	1.80
Less distributions to shareholders from:
Net investment income	(0.18)	(0.13)	(0.06)	(0.15)	(0.15)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.01)	—	—	—	—
Total distributions to shareholders	(0.19)	(0.13)	(0.34)	(0.83)	(0.15)
Net asset value, end of period	$8.61	$8.88	$8.32	$8.97	$12.31
Total return	(1.02% )	8.34%	(2.98% )	(21.47% )	16.97%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.88%	1.81%	1.86%	1.77%	1.88%
Net expenses after fees waived or expenses reimbursed(b)	1.88% (c)	1.81%	1.86%	1.77%	1.88%
Net investment income	1.17% (c)	0.98%	1.07%	1.47%	1.16%
Supplemental data
Net assets, end of period (in thousands)	$29,619	$36,614	$46,515	$59,279	$66,995
Portfolio turnover(d)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 PROSPECTUS	29p

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class I
Per share data
Net asset value, beginning of period	$9.01	$8.43	$9.09	$12.47	$11.52
Income from investment operations:
Net investment income	0.23	0.19	0.18	0.28	0.22
Net realized and unrealized gain (loss)	(0.19)	0.63	(0.41)	(2.71)	1.00
Total from investment operations	0.04	0.82	(0.23)	(2.43)	1.22
Less distributions to shareholders from:
Net investment income	(0.29)	(0.24)	(0.15)	(0.27)	(0.27)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.31)	(0.24)	(0.43)	(0.95)	(0.27)
Net asset value, end of period	$8.74	$9.01	$8.43	$9.09	$12.47
Total return	0.21%	9.79%	(1.88% )	(20.60% )	10.70%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.67%	0.60%	0.65%	0.63%	0.73%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.67%	0.60%	0.65%	0.63%	0.73%	(c)
Net investment income	2.37%	2.19%	2.34%	2.59%	2.33%	(c)
Supplemental data
Net assets, end of period (in thousands)	$4	$4	$4	$4	$5
Portfolio turnover(e)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009, and 2008, respectively.

30p	COLUMBIA STRATEGIC ALLOCATION FUND — 2012 PROSPECTUS

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class R
Per share data
Net asset value, beginning of period	$9.01	$8.43	$9.09	$12.47	$11.52
Income from investment operations:
Net investment income	0.16	0.12	0.12	0.22	0.14
Net realized and unrealized gain (loss)	(0.19)	0.63	(0.40)	(2.69)	1.00
Total from investment operations	(0.03)	0.75	(0.28)	(2.47)	1.14
Less distributions to shareholders from:
Net investment income	(0.22)	(0.17)	(0.10)	(0.23)	(0.19)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.24)	(0.17)	(0.38)	(0.91)	(0.19)
Net asset value, end of period	$8.74	$9.01	$8.43	$9.09	$12.47
Total return	(0.49% )	8.90%	(2.52% )	(20.93% )	10.01%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.36%	1.42%	1.42%	1.45%	1.54%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.36%	1.42%	1.33%	1.20%	1.54%	(c)
Net investment income	1.68%	1.38%	1.60%	1.98%	1.51%	(c)
Supplemental data
Net assets, end of period (in thousands)	$4	$4	$4	$4	$5
Portfolio turnover(e)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009, and 2008, respectively.

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 PROSPECTUS	31p

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.04	$8.45	$9.10	$12.48	$10.78
Income from investment operations:
Net investment income	0.20	0.16	0.15	0.26	0.24
Net realized and unrealized gain (loss)	(0.19)	0.64	(0.40)	(2.71)	1.70
Total from investment operations	0.01	0.80	(0.25)	(2.45)	1.94
Less distributions to shareholders from:
Net investment income	(0.26)	(0.21)	(0.12)	(0.25)	(0.24)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.28)	(0.21)	(0.40)	(0.93)	(0.24)
Net asset value, end of period	$8.77	$9.04	$8.45	$9.10	$12.48
Total return	(0.12% )	9.49%	(2.11% )	(20.71% )	18.08%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.98%	0.91%	0.94%	0.93%	1.03%
Net expenses after fees waived or expenses reimbursed(b)	0.98%	0.91%	0.87%	0.78%	1.00%
Net investment income	2.07%	1.87%	1.97%	2.31%	2.01%
Supplemental data
Net assets, end of period (in thousands)	$384	$416	$1,219	$6,813	$16,864
Portfolio turnover(c)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Strategic Allocation Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

32p	COLUMBIA STRATEGIC ALLOCATION FUND — 2012 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentals™

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features
Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none
Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)
Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none
Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none
Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none
Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none
Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none
Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none
Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features
Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none
Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none
Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)
Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)
Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)
Class C*	none	1.00% on certain investments redeemed within one year of purchase
Class I*	none	none
Class R*	none	none
Class R3*	none	none
Class R4*	none	none
Class R5*	none	none
Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)
Class W*	none	none
Class Y*	none	none
Class Z*	none	none

S.4

	Maximum Distribution and Service (12b-1) Fees(c)	Non 12b-1 Service Fees(d)
Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none
Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none
Class C*	0.75% distribution fee; 0.25% service fee	none
Class I*	none	none
Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none
Class R3*	0.25% distribution fee	0.25%(k)
Class R4*	none	0.25%(k)
Class R5*	none	none
Class T	none	up to 0.50%(m)
Class W*	0.25% distribution and service fees, with certain exceptions	none
Class Y*	none	none
Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial investment and account balance requirements.
(b)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(c)

These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.

S.5

(e)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.

(f)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.

(g)

There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.

(h)

The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.

(i)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(j)

There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.

(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)

Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.

(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)

Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

(o)

Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

S.6

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentals™

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
	$0—$49,999	5.75%	6.10%	5.00%
Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Absolute Return Emerging Markets Macro Fund	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%
	$50,000—$99,999	4.25%	4.44%	3.50%
Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%
and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%
Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)
Columbia LifeGoal® Income Portfolio,
Columbia Maryland Intermediate Municipal Bond Fund,
Columbia Massachusetts Intermediate Municipal Bond Fund,
Columbia New York Intermediate Municipal Bond Fund,
Columbia North Carolina Intermediate Municipal Bond Fund,
Columbia Oregon Intermediate Municipal Bond Fund,
Columbia South Carolina Intermediate Municipal Bond Fund
and Columbia Virginia Intermediate Municipal Bond Fund

S.9

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•

If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

S.10

•

If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%	**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%
*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds
	Applicable CDSC*
Number of Years Class B Shares Held	All Funds except those listed to the right	Columbia California Intermediate Municipal Bond Fund,
Columbia Georgia Intermediate Municipal Bond Fund,
Columbia Connecticut Intermediate Municipal Bond Fund,
Columbia Intermediate Bond Fund, Columbia Intermediate
Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
Columbia Maryland Intermediate Municipal Bond Fund,
Columbia Massachusetts Intermediate Municipal Bond Fund,
Columbia New York Intermediate Municipal Bond Fund,
Columbia North Carolina Intermediate Municipal Bond Fund,
Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Short Term Bond Fund, Columbia South Carolina Intermediate
Municipal Bond Fund and Columbia Virginia Intermediate
		Municipal Bond Fund
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

S.14

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

S.16

•

Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%	*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

S.17

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

S.18

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

S.19

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

S.20

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or
•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•

Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

S.21

•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

S.22

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

S.23

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution

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fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(f)

The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4  shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Suite 8081, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

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•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Suite 8081, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

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You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

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Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

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Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Initial Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

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Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)
	Minimum Initial investment	Minimum Account balance
For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)
For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000
Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500
Class I, Class R, Class R3, Class R4	none	none
Class R5	variable(c)	none
Class W	$500	$500
Class Y	variable(d)	$250
Class Z	variable(a)(e)	$250(b)
(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)

The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.

(d)

The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.

(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans
	Minimum Initial investment	Minimum Account balance*
For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)
For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000
Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500
Class I, Class R, Class R3, Class R4	none	none
Class W	$500	$500
Class Z	variable(c)	none
*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

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•

Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

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•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

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•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

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•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

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Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

S.53

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•

Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

S.54

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

S.55

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

S.56

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

S.57

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

S.58

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including

S.59

those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining

S.60

cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

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Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation

S.62

of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

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Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6141-99 AH (1/12)

Prospectus

Columbia Strategic Allocation Fund

Prospectus January 27, 2012

Columbia Strategic Allocation Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

Class	Ticker Symbol
Class Z	CSAZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	8p
Fund Management	10p
Buying and Selling Shares	10p
Tax Information	10p
Financial Intermediary Compensation	10p
More Information About the Fund
Investment Objective	11p
Principal Investment Strategies of the Fund	11p
Principal Risks of Investing in the Fund	13p
More About Annual Fund Operating Expenses and Past Performance	17p
Other Investment Strategies and Risks	18p
Fund Management and Compensation	21p
Financial Highlights	24p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.7
Reductions/Waivers of Sales Charges	S.17
Distribution and Service Fees	S.23
Selling Agent Compensation	S.28
Buying, Selling and Exchanging Shares	S.30
Share Price Determination	S.30
Transaction Rules and Policies	S.31
Opening an Account and Placing Orders	S.39
Buying Shares	S.41
Selling Shares	S.50
Exchanging Shares	S.52
Distributions and Taxes	S.55
Additional Services and Compensation	S.60
Additional Management Information	S.61

2p	COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Strategic Allocation Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	None

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)
	Class Z
Management fees	0.64%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.32%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.97%
Less: Fee waiver/expense reimbursement(b)	(0.08%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.89%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until January 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.88% for Class Z.

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS	3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class Z	$91	$301	$529	$1,187

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio (131% excluding mortgage dollar rolls).

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets may be allocated to equity, debt/fixed income and money market instruments, and investments that provide exposure to commodities markets. This broad investment flexibility is intended to enable the Fund’s portfolio managers to reallocate the Fund’s assets within or among different asset classes or market exposures in response to changing market and economic conditions and developments. The Fund’s equity security investments include: emerging market equities, international developed market equities, U.S. mid and small cap equities and U.S. large cap equities. These equity securities generally include common stocks, but may also include preferred stocks. The Fund’s debt/fixed-income security investments include: U.S. investment-grade bonds, international bonds, emerging market bonds, U.S. high yield (junk) bonds, convertible bonds, mortgage- and other asset-backed securities, and short-term money market instruments. The Fund may invest in fixed-income securities of any maturity or quality and does not seek to maintain a particular dollar-weighted average maturity. The Fund’s investments in money market instruments include investments in affiliated or unaffiliated money market funds or similar vehicles. The Fund may seek exposure to the commodities markets through investments in commodities futures or in vehicles that provide exposure to commodities, including an affiliated commodity strategy fund.

Columbia Management Investment Advisers, LLC (the investment manager) allocates the Fund’s investments from one asset class (or market exposure) to

4p	COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS

another based on the portfolio managers’ analysis of the relative attractiveness of opportunities for the Fund to achieve its objective in a given market. The investment manager considers, among other things, relative valuations, the potential for equity or debt investments to increase in value, expected dividends and changes in interest rates. Generally, the Fund’s portfolio will include both equity and debt securities; however the Fund may emphasize either debt securities or equity securities at any given time. The Fund may make significant investments in foreign securities (equity or debt), including securities of emerging market issuers, and otherwise has no geographic limits on where it may invest. The investment manager has considerable flexibility in the construction of the portfolio and may change the asset class mix on a regular basis, including from day to day. To the extent the investment manager favors a particular asset class or favors exposure to a particular market, it may invest up to 100% in that asset class or market. It is possible that during certain market cycles the Fund will not be invested in all asset classes or markets. The investment manager may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

In addition to investing in individual securities, the investment manager may use exchange-traded funds (ETFs) and certain derivative instruments, such as forward foreign currency contracts and futures (including commodity, currency, equity, fixed income, index and interest rate futures) in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure, to increase investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency, commodity or other instrument), and/or to change the effective duration of the Fund’s portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes or investments will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Commodity Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the commodities

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investment to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Credit Risk. Credit risk is the risk that fixed-income securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations. Lower quality or unrated securities held by the Fund may present increased credit risk.

Derivatives Risk — Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts whereby the Fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future, for a specific exchange rate on a given date. These contracts may, however, fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility. The Fund’s investment or hedging strategies may be unable to achieve their objectives.

Derivatives Risk — Futures Contracts. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The Fund’s investment or hedging strategies may be unable to achieve their objectives.

Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

High-Yield Securities Risk. The Fund’s investments in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

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Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

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Risks of Foreign/Emerging Markets Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economies and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the Fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Fund and its shareholders indirectly bear a portion of the expenses of such funds in which the Fund invests. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Small and Mid-Sized Company Risk. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class Z share performance has varied for each full calendar year shown. The table shows how the Fund’s Class Z share average annual total returns compare to recognized measures of market performance as well as a blended index. The inception date of the Fund’s Class Z shares is September 27, 2010. The returns shown for this class of shares include the returns of the Fund’s Class A shares, which are not offered in this prospectus, for periods prior to its inception date. Except for differences in expenses and sales charges, this class of shares has annual returns substantially similar to those of Class A shares because all classes of the Fund’s shares invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (IRA), the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

CLASS Z ANNUAL TOTAL RETURNS

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was +12.30% (quarter ended September 30, 2009).

•	Lowest return for a calendar quarter was -13.95% (quarter ended December 31, 2008).

Average Annual Total Returns
(for periods ended December 31, 2011)	1 year	5 years	10 years
Columbia Strategic Allocation Fund:
Class Z — before taxes	+1.79%	-0.05%	+3.93%
Class Z— after taxes on distributions	+1.00%	-1.02%	+3.16%
Class Z — after taxes on distributions and redemption of fund shares	+1.44%	-0.42%	+3.05%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	+2.11%	-0.25%	+2.92%
Blended Index (consists of 45% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 15% MSCI EAFE Index (Gross)) (reflects no deduction for fees, expenses or taxes)	+2.50%	+2.29%	+4.79%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	+7.84%	+6.50%	+5.78%
Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (Gross) (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	+5.12%

The S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE Index (Gross) are components of the Blended Index and are used to calculate its return.

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Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Strategic Allocation Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Colin Moore	Portfolio Manager	May 2010
Anwiti Bahuguna, Ph.D.	Portfolio Manager	May 2010
Fred Copper, CFA	Portfolio Manager	December 2011
Marie Schofield, CFA	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp.,

P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp.,

30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Strategic Allocation Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets may be allocated to equity, debt/fixed income and money market instruments, and investments that provide exposure to commodities markets. This broad investment flexibility is intended to enable the Fund’s portfolio managers to reallocate the Fund’s assets within or among different asset classes or market exposures in response to changing market and economic conditions and developments. The Fund’s equity security investments include: emerging market equities, international developed market equities, U.S. mid and small cap equities and U.S. large cap equities. These equity securities generally include common stocks, but may also include preferred stocks. The Fund’s debt/fixed-income security investments include: U.S. investment-grade bonds, international bonds, emerging market bonds, U.S. high yield (junk) bonds, convertible bonds, mortgage- and other asset-backed securities, and short-term money market instruments. The Fund may invest in fixed-income securities of any maturity or quality and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. The Fund may invest up to 100% of its assets in debt securities that are rated below investment-grade (i.e., high yield or junk bonds) or, if unrated, deemed of comparable quality by Columbia Management Investment Advisers, LLC (the investment manager). The Fund’s investments in money market instruments include investments in affiliated or unaffiliated money market funds or similar vehicles. The Fund may seek exposure to the commodities markets through investments in commodities futures or in vehicles that provide exposure to commodities, including an affiliated commodity strategy fund.

The investment manager allocates the Fund’s investments from one asset class (or market exposure) to another based on the portfolio managers’ analysis of the relative attractiveness of opportunities for the Fund to achieve its objective in a given market. The investment manager considers, among other things, relative valuations, the potential for equity or debt investments to increase in value, expected dividends and changes in interest rates. Generally, the Fund’s portfolio will include both equity and debt securities; however the Fund may emphasize

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either debt securities or equity securities at any given time. The Fund may make significant investments in foreign securities (equity or debt), including securities of emerging market issuers, and otherwise has no geographic limits on where it may invest. The investment manager has considerable flexibility in the construction of the portfolio and may change the asset class mix on a regular basis, including from day to day. To the extent the investment manager favors a particular asset class or favors exposure to a particular market, it may invest up to 100% in that asset class or market. It is possible that during certain market cycles the Fund will not be invested in all asset classes or markets. The investment manager may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

The investment manager chooses equity investments by employing proprietary quantitative and fundamental methods. In choosing equity securities or equity-related investments, the investment manager’s approach seeks to identify companies with:

•	Attractive valuations, based on factors such as price-to-earnings ratios;

•	Sound balance sheets;

•	Potential for future earnings growth;

•	Potential for future dividend growth; or

•	Improving outlooks.

In evaluating whether to sell an equity security or equity-related investment, the investment manager considers, among other factors, whether:

•	The security is overvalued relative to other potential investments.

•	The company meets the investment manager’s performance expectations.

The investment manager chooses debt securities or debt-related investments by:

•	Considering opportunities and risks by reviewing factors such as credit quality, and the interest rate and economic forecasts.

•	Investing more heavily in certain sectors (for example, corporate bonds and government bonds) based on the investment manager’s expectations for interest rates.

•

Identifying securities that are expected to outperform other securities. In this analysis, the investment manager will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

•	Identifying obligations that may benefit from currency fluctuations and interest rate differences among countries.

In evaluating whether to sell a debt security or debt-related investment, the investment manager considers, among other factors, whether:

•	The security is overvalued relative to other potential investments.

•	The interest rate or economic outlook has changed.

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•	The security has reached the investment manager’s price objective or moved above a reasonable valuation target.

•	The investment manager has identified a more attractive opportunity.

•

The issuer’s credit quality has declined or the investment manager expects a decline (the Fund may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

•	The issuer or the security continues to meet the other standards described above.

In addition to investing in individual securities, the investment manager may use exchange-traded funds (ETFs) and certain derivative instruments, such as forward foreign currency contracts and futures (including commodity, currency, equity, fixed income, index and interest rate futures) in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure, to increase investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency, commodity or other instrument), and/or to change the effective duration of the Fund’s portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes or investments will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Commodity Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the commodities investment to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.

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Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Lower quality or unrated securities held by the Fund may present increased credit risk.

Derivatives Risk — Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts whereby the Fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future, for a specific exchange rate on a given date. These contracts may, however, fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund’s hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities for coverage purposes in an amount equal to the value of the Fund’s forward foreign currency contracts which may limit the Fund’s investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices.

Derivatives Risk — Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The Fund’s investment or hedging strategies may be unable to achieve their objectives.

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Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

High-Yield Securities Risk. Below-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Below-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

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Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Risk of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with political, social, economic, and other conditions or events occurring in the country. These conditions include lack

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of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the Fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Fund and its shareholders indirectly bear a portion of the expenses of such funds in which the Fund invests. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Small and Mid-Sized Company Risk. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small and medium sized companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with the information that appears in the Summary of the Fund.

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS	17p

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table.

The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through January 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.88% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns, as shown in the “Past Performance” section of this prospectus, reflect the effect of any fee waivers and/or reimbursements of fund expenses by the investment manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to forward foreign currency contracts and futures, which the Fund may invest in as part of its principal investment strategies, the Fund may use other derivatives such as options and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities,

18p	COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS

indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase investment flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

U.S. federal legislation has recently been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s Statement of Additional Information (SAI). For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS	19p

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

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Portfolio Turnover. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.54% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that decreased the management fee by 0.05% for the most recent fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS	21p

the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the performance incentive adjustment was the Lipper Flexible Portfolio Funds Index. The maximum adjustment (increase or decrease) was 0.08% of the Fund’s average net assets on an annual basis. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management and the elimination of the PIA. Effective July 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.660% to 0.490% as the Fund’s net assets increase, and the PIA to the investment management services fee is terminated. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual report to shareholders for the period ended March 31, 2011.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Colin Moore, Portfolio Manager

•	Managed the Fund since May 2010.

•	Chief Investment Officer of the investment manager.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.

•	Began investment career in 1983.

•	London Business School — Investment Management Program.

Anwiti Bahuguna, Ph.D., Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 2002.

•	Began investment career in 1998.

•	BS from St. Stephen’s College, Delhi University and a Ph.D. from Northeastern University.

22p	COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS

Fred Copper, CFA, Portfolio Manager

•	Managed the Fund since December 2011.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005.

•	Began investment career in 1990.

•	BS from Boston College and MBA from the University of Chicago.

Marie Schofield, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1990.

•	Began investment career in 1975.

•	BS from the College of Saint Rose.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS	23p

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended Sept. 30,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$9.01		$8.98
Income from investment operations:
Net investment income (loss)	0.21		(0.01)
Net realized and unrealized gain (loss)	(0.19)		0.04
Total from investment operations	0.02		0.03
Less distributions to shareholders from:
Net investment income	(0.30)		—
Tax return of capital	0.00	(b)
Total distributions to shareholders	(0.30)		—
Net asset value, end of period	$8.73		$9.01
Total return	0.01%		0.33%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.89%		1.02%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.89%	(f)	1.02%	(d)
Net investment income (loss)	2.28%	(f)	(13.66%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$335		$3
Portfolio turnover(g)	142%		114%

See accompanying Notes to Financial Highlights.

24p	COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131% and 113% for the years ended September 30, 2011 and 2010, respectively.

Information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Strategic Allocation Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

COLUMBIA STRATEGIC ALLOCATION FUND — 2012 CLASS Z PROSPECTUS	25p

Choosing a Share Class

The Funds

The Columbia and Columbia Acorn Funds share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling agent (as defined below) should consider the combined market value of all Columbia and Columbia Acorn Funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Choosing a Share Class — Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. For a list of Legacy Columbia Funds, see Appendix E to the Fund’s SAI. The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. For a list of Legacy RiverSource Funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

FUNDamentals™

Fund Share Classes

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.1

Comparison of Share Classes

Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

S.2

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features
Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	none	none
Class B*	Closed to new investors(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)
Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none
Class I*	Available only to other Funds (i.e., fund-of-fund investments)	none	none
Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none
Class R3*	Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none
Class R4*	Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(l)	none	none
Class R5*	Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments(l)	none	none
Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)	none	none

S.3

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features
Class W*	Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs	none	none
Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust(o)	none	none
Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)
Class A*	5.75% maximum, declining to 0% on investments of $1 million or more None for money market Funds and certain other Funds(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(g)
Class B*	none	5.00% maximum, gradually declining to 0% after six years(i)
Class C*	none	1.00% on certain investments redeemed within one year of purchase
Class I*	none	none
Class R*	none	none
Class R3*	none	none
Class R4*	none	none
Class R5*	none	none
Class T	5.75% maximum, declining to 0% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(n)
Class W*	none	none
Class Y*	none	none
Class Z*	none	none

S.4

	Maximum Distribution and Service (12b-1) Fees(c)	Non 12b-1 Service Fees(d)
Class A*	Legacy Columbia Funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource Funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%	none
Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.	none
Class C*	0.75% distribution fee; 0.25% service fee	none
Class I*	none	none
Class R*	Legacy Columbia Funds: 0.50% distribution fee; Legacy RiverSource Funds: 0.50% fee, of which service fee may be up to 0.25%	none
Class R3*	0.25% distribution fee	0.25%(k)
Class R4*	none	0.25%(k)
Class R5*	none	none
Class T	none	up to 0.50%(m)
Class W*	0.25% distribution and service fees, with certain exceptions	none
Class Y*	none	none
Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial investment and account balance requirements.
(b)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(c)

These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For more information on these voluntary waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees and Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.

S.5

(e)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.

(f)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund.

(g)

There is no CDSC on Class A shares of money market Funds or the Funds identified in footnote (f) above. Shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and for Legacy RiverSource Fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase.

(h)

The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling agent may have different policies, including automatically redirecting the purchase order to a money market Fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.

(i)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(j)

There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.

(k)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class R3 and Class R4 Shares — Plan Administration Fees.
(l)

Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of such share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares.

(m)	For more information, see Choosing a Share Class — Distribution and Service Fees — Class T Shareholder Service Fees.
(n)

Class T shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

(o)

Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

S.6

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling agent). Sales charges vary depending on the amount of your purchase.

S.7

FUNDamentals™

Front-End Sales Charge Calculation

The following table presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund in the table below) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund).

S.8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
	$0—$49,999	5.75%	6.10%	5.00%
Equity Funds,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Absolute Return Emerging Markets Macro Fund	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.00%
	$50,000—$99,999	4.25%	4.44%	3.50%
Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%
and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%
Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)
Columbia LifeGoal® Income Portfolio,
Columbia Maryland Intermediate Municipal Bond Fund,
Columbia Massachusetts Intermediate Municipal Bond Fund,
Columbia New York Intermediate Municipal Bond Fund,
Columbia North Carolina Intermediate Municipal Bond Fund,
Columbia Oregon Intermediate Municipal Bond Fund,
Columbia South Carolina Intermediate Municipal Bond Fund
and Columbia Virginia Intermediate Municipal Bond Fund

S.9

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund is treated as an equity Fund for purposes of the table.

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•

If you purchased shares of a Legacy Columbia Fund on or before September 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within one year of purchase. If you purchased shares of a Legacy RiverSource Fund on or before Sept. 3, 2010, you will incur a 1.00% CDSC if you redeem those shares within 18 months of purchase.

S.10

•

If you purchased shares of any Fund after September 3, 2010, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for Class B shares of Legacy RiverSource Funds (other than former Seligman Funds) purchased before May 21, 2005, the start of the holding period is the first day of the calendar year in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

S.11

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%	**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%
*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
**	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares generally declines each year until there is no sales charge for selling shares.

S.12

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds
	Applicable CDSC*
Number of Years Class B Shares Held	All Funds except those listed to the right	Columbia California Intermediate Municipal Bond Fund,
Columbia Georgia Intermediate Municipal Bond Fund,
Columbia Connecticut Intermediate Municipal Bond Fund,
Columbia Intermediate Bond Fund, Columbia Intermediate
Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
Columbia Maryland Intermediate Municipal Bond Fund,
Columbia Massachusetts Intermediate Municipal Bond Fund,
Columbia New York Intermediate Municipal Bond Fund,
Columbia North Carolina Intermediate Municipal Bond Fund,
Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Short Term Bond Fund, Columbia South Carolina Intermediate
Municipal Bond Fund and Columbia Virginia Intermediate
		Municipal Bond Fund
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

S.13

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares.

S.14

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after one year.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. For more information, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

S.15

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares as follows:

•	Shareholders who purchased Class T shares of a Fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

S.16

•

Shareholders who purchased Class T shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

In certain circumstances, the CDSC may not apply. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%	*
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	For eligible employee benefit plans, selling agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

S.17

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

S.18

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a Class A shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

S.19

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

S.20

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or
•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•

Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

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•	for which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

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Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of the Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	none	none	none
Class R (Legacy Columbia Funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

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Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund and Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution

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fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Corporate Income Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(f)

The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

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For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares and for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their selling agents with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4  shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

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The Distributor, the Transfer Agent and the investment manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

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If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

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Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Suite 8081, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

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Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

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Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

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Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

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These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

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•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

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Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Suite 8081, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

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You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

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Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are currently only available to the Funds (i.e., fund-of-fund investments).

Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

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Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class R3, Class R4 or Class R5 shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and Class R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Initial Investments and Account Balance — Class Z Shares Minimum Investments”

Additional Eligible Investors

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

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Minimum Initial Investments and Account Balance

The table below shows the Fund’s minimum initial investment and minimum account balance requirements, which may vary by Fund, class and type of account. The first table relates to accounts other than accounts utilizing a systematic investment plan. The second table relates to investments through a systematic investment plan.

Minimum Investment and Account Balance (Not Applicable to Systematic Investment Plans)
	Minimum Initial investment	Minimum Account balance
For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$250(b)
For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	none
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$5,000
Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500
Class I, Class R, Class R3, Class R4	none	none
Class R5	variable(c)	none
Class W	$500	$500
Class Y	variable(d)	$250
Class Z	variable(a)(e)	$250(b)
(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

(b)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.
(c)

The minimum initial investment amount for Class R5 shares varies depending on eligibility. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class R3, Class R4 and Class R5 Shares above.

(d)

The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.

(e)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

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Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. The table below shows the minimum initial investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans
	Minimum Initial investment	Minimum Account balance*
For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	none*(b)
For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	none
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Global Extended Alpha Fund	$10,000	$5,000
Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$2,500
Class I, Class R, Class R3, Class R4	none	none
Class W	$500	$500
Class Z	variable(c)	none
*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

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•

Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

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•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the investment manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

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Wire Purchases

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class A, Class C, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

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Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, Class R3, Class R4 and Class R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

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Check Redemption Service

Class A shares and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

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•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

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•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

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•

Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling agent

You can exchange or sell Fund shares by having your financial advisor or selling agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

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Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

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The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

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Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

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•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the

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Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds.

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These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more

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rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the investment manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

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Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6579-99 AH (1/12)

STATEMENT OF ADDITIONAL INFORMATION

January 27, 2012

Columbia Funds Series Trust II
Columbia 120/20 Contrarian Equity Fund
Class A: RCEAX	Class B: RZZBX	Class C: RECCX
Class I: —	Class Z: CCEZX
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: —	Class C: RARCX
Class I: RVAIX	Class W: RACWX	Class Z: CACZX
Columbia Absolute Return Emerging Markets Macro Fund
Class A: CMMAX	Class B*: CMMBX	Class C: CMMCX
Class I: CMMIX	Class R: CMMRX	Class W: CMMWX
Class Z: CMMZX
Columbia Absolute Return Enhanced Multi-Strategy Fund
Class A: CEMAX	Class B*: CEMBX	Class C: CEMCX
Class I: CASIX	Class R: CAMRX	Class W: CAEWX
Class Z: CEMZX
Columbia Absolute Return Multi-Strategy Fund
Class A: CMSAX	Class B*: CMSBX	Class C: CRMCX
Class I: CMSIX	Class R: CAMRX	Class W: CAEWX
Class Z: CARZX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class R: CAJRX
Class R5: TAPRX	Class Z: CAJZX
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class R: —	Class R3: RSDBX
Class R4: IDBYX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class R: RDEIX	Class R3: RDERX
Class R4: IDQYX	Class R5: RSEDX	Class W: —
Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class R: RSOOX	Class R4: RSORX
Class R5: RSDFX	Class W: —	Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: —	Class C: REBCX
Class I: RSMIX	Class R: CMBRX	Class R4: —
Class W: REMWX	Class Z: CMBZX
Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class R: REMRX	Class R4: —
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: —	Class R: REVRX	Class R3: RSEVX
Class R4: AEVYX	Class R5: RSEYX	Class W: CEVWX
Class Z: CEVZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: —	Class R4: —	Class Z: CEEZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class R: CFRRX	Class R4: —
Class R5: RFRFX	Class W: RFRWX	Class Z: CFRZX
Columbia Frontier Fund
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: —	Class R: SFFRX	Class R4: SFFTX
Class R5: SFFIX	Class Z: CFOZX

Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class R: —	Class R4: RGBRX
Class W: RGBWX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGIGX	Class B: IDGBX	Class C: RGCEX
Class I: —	Class R: —	Class R4: IDGYX
Class R5: RGERX	Class W: —	Class Z: CGEZX
Columbia Global Extended Alpha Fund
Class A: RTAAX	Class B: CEABX	Class C: RTACX
Class I: —	Class R: REAOX	Class R4: REYRX
Class Z: CEAZX
Columbia Government Money Market Fund
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class R: —	Class R3: —
Class R4: RSHYX	Class R5: RSHRX	Class W: RHYWX
Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class R: CBURX	Class R4: —	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class R: CIORX	Class R4: —
Class W: CIOWX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class R: RIPRX	Class R4: —
Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class R: —	Class R4: RQEYX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: —	Class C: RDLCX
Class I: RDLIX	Class R: —	Class R4: RDLFX
Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: —	Class C: RDCCX
Class I: —	Class R: RLCOX	Class R4: RLCYX
Class T: CVQTX	Class W: RLCWX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class R4: —	Class W: RLDWX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: —
Class R: CCFRX	Class Z: CCMZX
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class R: —	Class R3: —
Class R4: IESYX	Class Z: CVOZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class R: RMVTX	Class R3: RMCRX
Class R4: RMCVX	Class R5: RSCMX	Class W: —
Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: —
Class W: RCWXX	Class Z: IDYXX

Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class R4: —	Class Z: CMVZX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: —	Class R: RSVTX	Class R3: RSVRX
Class R4: RSGLX	Class R5: RSCVX	Class Z: CMAZX
Columbia Portfolio Builder Aggressive Fund
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class R: CPARX	Class R4: —	Class Z: CPAZX
Columbia Portfolio Builder Conservative Fund
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class R: CBURX	Class R4: —	Class Z: CBVZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class R: CBARX	Class R4: —	Class Z: CBAZX
Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class R: CPMRX	Class R4: —	Class Z: CPMZX
Columbia Portfolio Builder Moderate Fund
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class R: CBMRX	Class R4: —	Class Z: CBMZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class R: RRIRX	Class R4: RRIYX
Class R5: RRIZX	Class Z: CRIZX
Columbia Retirement Plus 2010 Fund
Class A: —	Class C: CRTCX	Class R: —
Class Z: RSSPX
Columbia Retirement Plus 2015 Fund
Class A: —	Class C: CRPCX	Class R: —
Class Z: RSFNX
Columbia Retirement Plus 2020 Fund
Class A: —	Class C: CRUCX	Class R: —
Class Z: RSNFX
Columbia Retirement Plus 2025 Fund
Class A: —	Class C: CRLCX	Class R: —
Class Z: RSMEX

Columbia Retirement Plus 2030 Fund
Class A: —	Class C: CRRCX	Class R: —
Class Z: RPTYX
Columbia Retirement Plus 2035 Fund
Class A: —	Class C: CRPZX	Class R: —
Class Z: RPOYX
Columbia Retirement Plus 2040 Fund
Class A: —	Class C: CRWCX	Class R: —
Class Z: RPFYX
Columbia Retirement Plus 2045 Fund
Class A: —	Class C: CRFCX	Class R: —
Class R4: RSNNX	Class Z: RRPYX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: —	Class R: SLVRX	Class R4: SLVTX
Class R5: SLVIX	Class W: CSVWX	Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: —	Class R: SSVRX	Class R4: SSLRX
Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: —	Class R: SCIRX	Class R3: SCIOX
Class R4: SCIFX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: —	Class R: SGTRX	Class R4: SGTSX
Class R5: SGTTX	Class Z: CSGZX
Columbia Strategic Allocation Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class I: —	Class R: —	Class R4: IDRYX
Class Z: CSAZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class R4: RSGYX	Class Z: CUGZX

*	Class is available for exchange only.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds’ investment manager, Columbia Management Investment Advisers, LLC (the “investment manager” or “Columbia Management”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Statement of Additional Information – Jan. 27, 2012

Fundamental and Nonfundamental Investment Policies	p. 4

Investment Strategies and Types of Investments	p. 11
Information Regarding Risks and Investment Strategies	p. 13
Securities Transactions	p. 45
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 56
Valuing Fund Shares	p. 57
Performance Information	p. 66
Portfolio Holdings Disclosure	p. 66
Proxy Voting	p. 69
Investing in a Fund	p. 71
Selling Shares	p. 78
Pay-out Plans	p. 79
Capital Loss Carryover	p. 80
Taxes	p. 83
Service Providers	p. 87
Investment Management Services	p. 87

Administrative Services	p. 124
Transfer Agency Services	p. 128
Plan Administration Services	p. 128
Distribution Services	p. 129
Plan and Agreement of Distribution	p. 131
Payments to Financial Intermediaries	p. 135
Custodian Services	p. 137
Board Services Corporation	p. 137
Organizational Information	p. 138
Board Members and Officers	p. 143
Control Persons and Principal Holders of Securities	p. 163
Information Regarding Pending and Settled Legal Proceedings	p. 184
Independent Registered Public Accounting Firm	p. 185
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Proxy Voting Guidelines	p. C-1
Appendix D: Class A — Calculation of the Sales Charge	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1

Statement of Additional Information – Jan. 27, 2012	Page 1

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 3
2.	Fundamental Policies	p. 4
3.	Investment Strategies and Types of Investments	p. 11
4.	Total Brokerage Commissions	p. 48
5.	Brokerage Directed for Research, and Turnover Rates	p. 50
6.	Securities of Regular Brokers or Dealers	p. 52
7.	Brokerage Commissions Paid to Investment Manager or Affiliates	p. 56
8.	Valuing Fund Shares	p. 57
9.	Class A — Initial Sales Charge	p. 71
10.	Public Offering Price	p. 72
11.	Capital Loss Carryover	p. 80
12.	Corporate Deduction and Qualified Dividend Income	p. 85
13.	Investment Management Services Agreement Fee Schedule	p. 88
14.	PIA Indexes	p. 93
15A.	Performance Incentive Adjustment Calculation	p. 94
15B.	Performance Incentive Adjustment Calculation	p. 95
16.	Management Fees and Nonadvisory Expenses	p. 97
17.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 100
18.	Subadvisory Fees	p. 101
19.	Portfolio Managers	p. 102
20.	Administrative Services Agreement Fee Schedule	p. 124
21.	Administrative Fees	p. 125
22.	Sales Charges Paid to Distributor	p. 129
23.	12b-1 Fees	p. 132
24.	Unreimbursed Distribution Expenses	p. 133
25.	Fund History Table	p. 139
26.	Board Members	p. 143
27.	Fund Officers	p. 148
28.	Committee Meetings	p. 152
29.	Board Member Holdings	p. 153
30.	Board Member Compensation — All Funds	p. 158
31.	Board Member Compensation — Individual Funds	p. 159
32.	Control Persons and Principal Holders of Securities	p. 163

Statement of Additional Information – Jan. 27, 2012	Page 2

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia 120/20 Contrarian Equity	April 30	June 29, 2011	Equity
Columbia Absolute Return Currency and Income	October 31	Dec. 30, 2010	Alternative
Columbia Absolute Return Emerging Markets Macro	May 31	Aug. 1, 2011	Alternative
Columbia Absolute Return Enhanced Multi-Strategy	May 31	Aug. 1, 2011	Alternative
Columbia Absolute Return Multi-Strategy	May 31	Aug. 1, 2011	Alternative
Columbia AMT-Free Tax-Exempt Bond	November 30	Jan. 28, 2011	Tax-exempt fixed income
Columbia Asia Pacific ex-Japan	October 31	Dec. 30, 2010	Equity
Columbia Diversified Bond	August 31	Oct. 28, 2011	Taxable fixed income
Columbia Diversified Equity Income	September 30	Nov. 29, 2011	Equity
Columbia Dividend Opportunity	June 30	Aug. 27, 2010	Equity
Columbia Emerging Markets Bond	October 31	Dec. 30, 2010	Taxable fixed income
Columbia Emerging Markets Opportunity	October 31	Dec. 30, 2010	Equity
Columbia Equity Value	March 31	May 27, 2011	Equity
Columbia European Equity	October 31	Dec. 30, 2010	Equity
Columbia Floating Rate	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Frontier	October 31	Dec. 30, 2010	Equity
Columbia Global Bond	October 31	Dec. 30, 2010	Taxable fixed income
Columbia Global Equity	October 31	Dec. 30, 2010	Equity
Columbia Global Extended Alpha Fund	October 31	Dec. 30, 2010	Equity
Columbia Government Money Market	December 31	March 7, 2011	Taxable Money Market
Columbia High Yield Bond	May 31	Aug. 1, 2011	Taxable fixed income
Columbia Income Builder Fund	January 31	April 11, 2011	Fund-of-funds – fixed income
Columbia Income Opportunities	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Inflation Protected Securities	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Large Core Quantitative Equity	July 31	Sept. 29, 2011	Equity
Columbia Large Growth Quantitative	September 30	Nov. 29, 2011	Equity
Columbia Large Value Quantitative	September 30	Nov. 29, 2011	Equity
Columbia Limited Duration Credit	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Marsico Flexible Capital	August 31	Oct. 28, 2011	Flexible
Columbia Mid Cap Growth Opportunity	November 30	Jan. 22, 2010	Equity
Columbia Mid Cap Value Opportunity	September 30	Nov. 29, 2011	Equity
Columbia Minnesota Tax-Exempt	August 31	Oct. 28, 2011	State tax-exempt fixed income
Columbia Money Market	July 31	Sept. 29, 2011	Taxable money market
Columbia Multi-Advisor International Value	October 31	Dec. 30, 2010	Equity
Columbia Multi-Advisor Small Cap Value	May 31	Aug. 1, 2011	Equity
Columbia Portfolio Builder Aggressive	January 31	April 11, 2011	Fund-of-funds – equity
Columbia Portfolio Builder Conservative	January 31	April 11, 2011	Fund-of-funds – fixed income
Columbia Portfolio Builder Moderate	January 31	April 11, 2011	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Aggressive	January 31	April 11, 2011	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Conservative	January 31	April 11, 2011	Fund-of-funds – fixed income
Columbia Recovery and Infrastructure	April 30	July 1, 2011	Equity
Columbia Retirement Plus 2010	April 30	June 29, 2011	Fund-of-funds – equity
Columbia Retirement Plus 2015	April 30	June 29, 2011	Fund-of-funds – equity
Columbia Retirement Plus 2020	April 30	June 29, 2011	Fund-of-funds – equity
Columbia Retirement Plus 2025	April 30	June 29, 2011	Fund-of-funds – equity
Columbia Retirement Plus 2030	April 30	June 29, 2011	Fund-of-funds – equity
Columbia Retirement Plus 2035	April 30	June 29, 2011	Fund-of-funds – equity

Statement of Additional Information – Jan. 27, 2012	Page 3

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Retirement Plus 2040	April 30	June 29, 2011	Fund-of-funds – equity
Columbia Retirement Plus 2045	April 30	June 29, 2011	Fund-of-funds – equity
Columbia Select Large-Cap Value	December 31	March 7, 2011	Equity
Columbia Select Smaller-Cap Value	December 31	March 7, 2011	Equity
Columbia Seligman Communications and Information	December 31	March 7, 2011	Equity
Columbia Seligman Global Technology	October 31	Dec. 30, 2010	Equity
Columbia Strategic Allocation	September 30	Jan. 27, 2012	Flexible
Columbia U.S. Government Mortgage	May 31	Aug. 1, 2011	Taxable fixed income

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia 120/20 Contrarian Equity	A1	B4	C1	D1	E6	—	G1	H1	I1	J1	—
Columbia Absolute Return Currency and Income	A1	B1	C2	C2	E5	—	G1	H1	I1	J1	—
Columbia Absolute Return Emerging Markets Macro	A1	B4	—	—	E12	—	G1	H1	I1	J1	—
Columbia Absolute Return Enhanced Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Absolute Return Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	E7	F2	G1	H1	I1	J1	—
Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Diversified Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Dividend Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Emerging Markets Bond	A1	B3	—	—	E3	—	G1	H1	I1	J1	—
Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Equity Value	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia European Equity	A1	B1	—	—	E1	—	G1	H1	I1	J1	—
Columbia Floating Rate	A1	B3	C1	D1	E4	—	G1	H1	I1	J1	—
Columbia Frontier	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Global Bond	A1	B1	C1	—	E1	—	G1	H1	I1	J1	—

Statement of Additional Information – Jan. 27, 2012	Page 4

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia Global Equity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Global Extended Alpha	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Government Money Market	A4	—	C4	C4	E9	—	G3	H3	J3	J3	G3
Columbia High Yield Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Income Opportunities	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Inflation Protected Securities	A1	B1	—	—	E1	—	G1	H1	I1	J1	—
Columbia Large Core Quantitative	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Large Growth Quantitative	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Large Value Quantitative	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Marsico Flexible Capital	A5	B3	—	—	E11	—	G1	H1	I1	J1	—
Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Minnesota Tax-Exempt	A1	B1	—	—	E7	F1	G1	H1	I1	J1	—
Columbia Money Market	A2	A2	C1	D1	E7	—	G1	H1	I1	J1	K1
Columbia Multi-Advisor International Value	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Multi-Advisor Small Cap Value	A1	B2	—	—	E1	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Recovery and Infrastructure	A1	B3	—	—	E1	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2010*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2015*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2020*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2025*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2030*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2035*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2040*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2045*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Select Large-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Select Smaller-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Seligman Communications and Information	A3	B5	C3	C3	E10	—	G2	H2	J2	J2	K2
Columbia Seligman Global Technology	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Strategic Allocation	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia U.S. Government Mortgage	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.

Statement of Additional Information – Jan. 27, 2012	Page 5

A.	Buy or sell real estate
	A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

	A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

	A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

	A4 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

	A5 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

B.	Buy or sell physical commodities
	B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency (and, in the case of Columbia Marsico Flexible Capital, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

	B5 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C.	Buy more than 10% of an issuer
	C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

	C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

Statement of Additional Information – Jan. 27, 2012	Page 6

	C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D.	Invest more than 5% in an issuer
	D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E.	Concentrate
	E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E2 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

	E3 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

	E4 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

	E5 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

	E6 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	E7 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

	E8 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

	E9 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

Statement of Additional Information – Jan. 27, 2012	Page 7

E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

E11 –	The fund will not concentrate in any one industry (other than U.S. government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E12 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. However, consistent with the fund’s investment objective and strategies, the fund may invest 25% or more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F.	Invest less than 80%
	F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

	F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. The fund does not intend to purchase bonds or other debt securities, the interest from which, is subject to the alternative minimum tax.

G.	Act as an underwriter
	G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

	G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

	G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H.	Lending
	H1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the fund’s total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

	H2 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	H3 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I.	Borrowing
	I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

J.	Issue senior securities
	J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Statement of Additional Information – Jan. 27, 2012	Page 8

	J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K.	Buy on margin/sell short

	K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

	K2 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

•

Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•

Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•

Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for Trustees.

For Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Columbia Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

Statement of Additional Information – Jan. 27, 2012	Page 9

Additionally, regarding limiting investments in foreign securities:

For Columbia 120/20 Contrarian Equity, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier and Columbia Limited Duration Credit:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For Columbia U.S. Government Mortgage:

• Up to 20% of the fund’s net assets may be invested in foreign investments.

Statement of Additional Information – Jan. 27, 2012	Page 10

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Agency and government securities	—	—	—	—	—	—	—
Borrowing	—	—	—	—	—	—	—
Cash/money market instruments	—	—	—	—	—	—	—
Collateralized bond obligations	—	— A	—	—	—	—	—
Commercial paper	—	—	—	—	—	—	—
Common stock	—	—	—	— B	—	—	—
Convertible securities	—	—	—	— C	—	—	—
Corporate bonds	—	—	—	—	D	—	—
Debt obligations	—	—	—	—	—	—	—
Depositary receipts	—	—	—	—	—	—	—
Derivative instruments (including options and futures)	—	—	—	—	—	—	—
Exchange-traded funds	—	—	—	—	—	—	—
Floating rate loans	—	E	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—
Foreign securities	—	—	—	—	—	—	—
Funding agreements	—	—	—	—	—	—	—
High yield debt securities (junk bonds)	—	—	—	—	—	—	—
Illiquid and restricted securities	—	—	—	—	—	—	—
Indexed securities	—	—	—	—	—	—	—
Inflation protected securities	—	—	—	—	—	—	—
Initial Public Offerings (IPOs)	—	—	—	—	—	—	—
Inverse floaters	—	F	—	—	—	—	—
Investment companies	—	—	—	—	—	—	—
Lending of portfolio securities	—	—	—	—	—	—	—
Loan participations	—	—	—	—	—	—	—
Mortgage- and asset-backed securities	—	—	—	—	—	—	—
Mortgage dollar rolls	—	G	—	—	—	—	—
Municipal obligations	—	—	—	—	—	—	—
Pay-in-kind securities	—	—	—	—	—	—	—

Statement of Additional Information – Jan. 27, 2012	Page 11

Investment strategy	Balanced	Equity	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Preferred stock	—	—	—	— H	—	— H	—
Real estate investment trusts	—	—	—	—	—	—	—
Repurchase agreements	—	—	—	—	—	—	—
Reverse repurchase agreements	—	—	—	—	—	—	—
Short sales	I	I	—	I	—	I	I
Sovereign debt	—	—	—	—	—	—	—
Structured investments	—	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—	—
Variable- or floating-rate securities	—	—	—	—	—	—	—
Warrants	—	—	—	—	—	—	—
When-issued securities and forward commitments	—	—	—	—	—	—	—
Zero-coupon and step-coupon securities	—	—	—	—	—	—	—

A.	The following funds are not authorized to invest in collateralized bond obligations: Columbia Multi-Advisor International Value, and Columbia Multi-Advisor Small Cap Value.

B.	The following funds are not authorized to invest in common stock: Columbia U.S. Government Mortgage.

C.	The following funds are not authorized to invest in convertible securities: Columbia U.S. Government Mortgage.

D.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

E.	The following flexible funds are authorized to invest in floating rate loans: Columbia Strategic Allocation.

F.	The following flexible funds are authorized to invest in inverse floaters: Columbia Strategic Allocation.

G.	The following flexible funds are authorized to invest in mortgage dollar rolls: Columbia Strategic Allocation.

H.	The following funds are not authorized to invest in preferred stock: Columbia AMT-Free Tax-Exempt Bond and Columbia U.S. Government Mortgage.

I.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Statement of Additional Information – Jan. 27, 2012	Page 12

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

For funds that use an asset allocation strategy in pursuit of its investment objective, there is a risk that the fund’s allocation among asset classes or investments will cause the fund’s shares to lose value or cause the fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Commodities investments may also subject the fund to Liquidity Risk and Counterparty Risk. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Statement of Additional Information – Jan. 27, 2012	Page 13

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle held by the fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceedings. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Convertible Securities Risk. The fund may invest in convertible securities, which are subject to the usual risks associated with debt securities, such as Interest Rate Risk and Credit Risk (described herein). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to Market Risk (described herein). Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuer, holders of convertible securities would typically be paid before the issuer’s common stockholders but after holders of any senior debt obligations of the issuer. The fund may be forced to convert a convertible security at an inopportune time, which may decrease the fund’s return.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Statement of Additional Information – Jan. 27, 2012	Page 14

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund’s exposure to its principal risks (as described in the fund’s prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.

Derivatives Risk — Credit Default Swaps. The fund may enter into credit default swap agreements for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps subject the fund to Counterparty Credit Risk, pricing risk (i.e., swaps may be difficult to value) and Liquidity Risk (i.e., may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the fund is selling credit protection, there is a risk that a credit event will occur and that the fund will have to pay the counterparty. If the fund is buying credit protection, there is a risk that no credit event will occur and the fund will receive no benefit for the premium paid.

Derivatives Risk — Foreign Forward Currency Contracts. The fund may enter into forward foreign currency contracts, which are types of derivative contracts whereby the fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the fund’s hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the fund. The fund may designate cash or securities for coverage purposes in an amount equal to the value of the fund’s forward foreign currency contracts which may limit the fund’s investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. The fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of forward foreign currency contracts.

Derivatives Risk — Forward Contracts. The fund may enter into forward contracts (or forwards) for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the fund to Counterparty Credit Risk. For a description of the risks associated with mortgage-backed securities, see “Mortgage-Related and Other Asset-Backed Risks.”

Statement of Additional Information – Jan. 27, 2012	Page 15

Derivatives Risk — Forward Rate Agreements. The fund may enter into forward rate agreements for investment purposes, for risk management (hedging) purposes, and to increase flexibility. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions involve risks, including Counterparty Risk, hedging risk and Interest Rate Risk.

Derivatives Risk — Futures Contracts. The fund may enter into futures contracts, including currency, bond, index and interest rate futures for investment purposes, for risk management (hedging) purposes, and to increase flexibility. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. The fund’s investment or hedging strategies may be unable to achieve their objectives.

Derivatives Risk — Interest Rate Swaps. The fund may enter into interest rate swap agreements to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the fund’s investments and its net asset value. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged (creating Leverage Risk) and are subject to Counterparty Credit Risk, pricing risk (i.e., swaps may be difficult to value) and Liquidity Risk (i.e., may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk — Inverse Floaters. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down). There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features which may present greater liquidity risk. Other risks described in this prospectus associated with transactions in inverse floaters include Interest Rate Risk, Credit Risk and Market Risk.

Derivatives Risk — Options. The fund may enter into option transactions. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying investment at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying investment at a disadvantageous price. If the fund sells a call option on an investment that the fund owns (a “covered call”) and the investment has increased in value when the call option is exercised, the fund will be required to sell the investment at the call price and will not be able to realize any of the investment’s value above the call price. These transactions involve risk, including correlation risk, Counterparty Credit risk, hedging risk and Leverage Risk.

Derivatives Risk — Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index and may trade below its net asset value. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or

Statement of Additional Information – Jan. 27, 2012	Page 16

interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

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Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Highly Leveraged Transactions Risk. The loans or other securities in which the fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s portfolio managers upon their credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interests rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

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Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn, would increase prepayment risk.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The fund and its shareholders indirectly bear a portion of the expenses of such funds in which the fund invests. These transactions might also result in higher brokerage, tax or other costs for the fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Additionally, the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interest when selecting underlying funds.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

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Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Risks of Investing in Money Market Funds. In addition to the fees and expenses that the fund directly bears, the fund indirectly bears the fees and expenses of affiliated or unaffiliated money market funds in which it may invest. To the extent these fees and expenses are expected to equal or exceed 0.01% of the fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the fund’s prospectus in the table under “Fees and Expenses of the Fund.” Additionally, by investing in money market funds, the fund will be exposed to the investment risks of such money market funds. To the extent the fund invests a significant portion of its assets in a money market fund, the fund will bear increased indirect expenses and be more susceptible to the investment risks of the money market fund. The money market fund may also not achieve its investment objective. The fund, through its investment in the money market fund, may not achieve its investment objective.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Multi-Adviser Risk. For a fund that has multiple subadvisers, each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may even contradict that of the other subadviser(s), including makings off-setting trades that have no net effect to the fund, but which may increase fund expenses. As a result, the fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the fund were managed by a single subadviser, which could affect the fund’s performance.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio

Statement of Additional Information – Jan. 27, 2012	Page 20

turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Prepayment and Extension Risk. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a loan or security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate Industry Risk. Certain underlying funds concentrate their investments in securities of companies operating in the real estate industry, making the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Regulatory Risk — Commodity Futures Trading Commission. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which registered investment companies are exempt from the definition of the term “commodity pool operator,” and thus, not subject to regulation by the CFTC. However, the CFTC recently proposed significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals are adopted, the fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the fund.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Retirement Goal Risk. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region, industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Selling Risk. The fund may make short sales, which involves selling a security or other asset the fund does not own in anticipation that the its price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to

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the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund’s use of short sales in effect “leverages” the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risk of Foreign/Emerging Markets Investing.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying incomes” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund’s performance is affected by factors such as the size of the fund’s portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

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In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

Value Securities Risk. Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

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Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the Columbia funds and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a

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convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

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Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

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Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

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The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Equity Securities and Fixed/Variable Income Securities

Equity securities in which the Fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in the Prospectus. The fixed or variable income securities in which the Fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in the Prospectus.

Eurodollar and Yankee Dollar Instruments

The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and

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issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which

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would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally

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determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

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Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

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The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

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The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

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Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

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Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

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Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales

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contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of

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multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Partnership Securities

The fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT

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for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the

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date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay

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fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

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Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

Trust-Preferred Securities

The fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution, The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

Statement of Additional Information – Jan. 27, 2012	Page 43

The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the fund.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of

Statement of Additional Information – Jan. 27, 2012	Page 44

the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade

Statement of Additional Information – Jan. 27, 2012	Page 45

directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use

Statement of Additional Information – Jan. 27, 2012	Page 46

items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

Statement of Additional Information – Jan. 27, 2012	Page 47

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2011		2010	2009
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0		$0	$0
Columbia Portfolio Builder Aggressive	0		0	0
Columbia Portfolio Builder Conservative	0		0	0
Columbia Portfolio Builder Moderate	0		0	0
Columbia Portfolio Builder Moderate Aggressive	0		0	0
Columbia Portfolio Builder Moderate Conservative	0		0	0
For funds with fiscal period ending March 31
Columbia Equity Value	317,997		357,285	525,309
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	20,388		26,985	38,789
Columbia Recovery and Infrastructure	329,036		527,728	128,097	(a)
Columbia Retirement Plus 2010	0		0	0
Columbia Retirement Plus 2015	0		0	0
Columbia Retirement Plus 2020	0		0	0
Columbia Retirement Plus 2025	0		0	0
Columbia Retirement Plus 2030	0		0	0
Columbia Retirement Plus 2035	0		0	0
Columbia Retirement Plus 2040	0		0	0
Columbia Retirement Plus 2045	0		0	0
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0	(b)	N/A	N/A
Columbia Absolute Return Enhanced Multi-Strategy	9,476	(c)	N/A	N/A
Columbia Absolute Return Multi-Strategy	10,136	(c)	N/A	N/A
Columbia High Yield Bond	0		0	0
Columbia Multi-Advisor Small Cap Value	553,603		749,980	1,484,768
Columbia U.S. Government Mortgage	17,660		9,489	14,329
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	2,031,035		402,958	673,569
For funds with fiscal period ending July 31
Columbia Floating Rate	0		0	12,760
Columbia Income Opportunities	0		0	0
Columbia Inflation Protected Securities	40,902		43,426	17,762
Columbia Large Core Quantitative	756,280		2,806,058	2,084,675
Columbia Limited Duration Credit	28,296		8,523	4,188
Columbia Money Market	0		0	0
For funds with fiscal period ending August 31
Columbia Diversified Bond	206,112		121,666	95,997
Columbia Marsico Flexible Capital	274,651	(d)	N/A	N/A
Columbia Minnesota Tax-Exempt	824		1,077	0

Statement of Additional Information – Jan. 27, 2012	Page 48

Total Brokerage Commissions
Fund	2011	2010		2009
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	$2,004,161	$2,243,590		$4,728,940
Columbia Large Growth Quantitative	192,755	459,328		649,261
Columbia Large Value Quantitative	123,762	301,600		378,324
Columbia Mid Cap Value Opportunity	1,541,840	2,620,808		2,601,029
Columbia Strategic Allocation	426,809	1,004,079		1,248,108
	2010	2009		2008
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0	0		0
Columbia Asia Pacific ex-Japan	677,863	41,731	(e)	N/A
Columbia Emerging Markets Bond	0	0		0
Columbia Emerging Markets Opportunity	2,031,496	2,108,103		3,346,690
Columbia European Equity	189,148	189,286		396,474
Columbia Frontier	469,635	157,476		250,561
Columbia Global Bond	3,201	7,292		18,925
Columbia Global Equity	556,835	581,962		1,185,084
Columbia Global Extended Alpha	20,490	11,397		6,647	(f)
Columbia Multi-Advisor International Value	722,370	959,077		1,558,333
Columbia Seligman Global Technology	1,556,216	1,319,806		1,747,855
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	3,261	315		6,431
Columbia Mid Cap Growth Opportunity	2,758,365	2,752,727		2,165,273
For funds with fiscal period ending December 31
Columbia Government Money Market	0	0		0
Columbia Seligman Communications and Information	9,167,229	12,482,079		11,241,475
Columbia Select Large-Cap Value	180,393	206,322		236,168
Columbia Select Smaller-Cap Value	163,708	123,904		240,154

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(e)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – Jan. 27, 2012	Page 49

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*				Turnover rates
	Amount of transactions		Amount of commissions imputed or paid
Fund					2011		2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0	(a)	$0	(a)	28%		41%
Columbia Portfolio Builder Aggressive	0	(a)	0	(a)	10		28
Columbia Portfolio Builder Conservative	0	(a)	0	(a)	16		26
Columbia Portfolio Builder Moderate	0	(a)	0	(a)	9		26
Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	11		28
Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	15		30
For funds with fiscal period ending March 31
Columbia Equity Value	262,340,445		125,784		37		30
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	17,407,285		8,191		28		31
Columbia Recovery and Infrastructure	178,552,893		129,291		17		11
Columbia Retirement Plus 2010	0	(a)	0	(a)	91		53
Columbia Retirement Plus 2015	0	(a)	0	(a)	89		126
Columbia Retirement Plus 2020	0	(a)	0	(a)	98		53
Columbia Retirement Plus 2025	0	(a)	0	(a)	89		52
Columbia Retirement Plus 2030	0	(a)	0	(a)	91		57
Columbia Retirement Plus 2035	0	(a)	0	(a)	95		54
Columbia Retirement Plus 2040	0	(a)	0	(a)	94		55
Columbia Retirement Plus 2045	0	(a)	0	(a)	94		64
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0	(b)	0	(b)	5	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	19,476	(c)	9	(c)	11	(c)	N/A
Columbia Absolute Return Multi-Strategy	923,397	(c)	413	(c)	16	(c)	N/A
Columbia High Yield Bond	0		0		96		94
Columbia Multi-Advisor Small Cap Value	48,161,790		75,794		54		80
Columbia U.S. Government Mortgage	0		0		465	(d)	519	(d)
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	1,796,943,593		869,624		105		23
For funds with fiscal period ending July 31
Columbia Floating Rate	0		0		69		68
Columbia Income Opportunities	0		0		84		86
Columbia Inflation Protected Securities	0		0		99		177	(e)
Columbia Large Core Quantitative	489,539,192		523,558		57		75
Columbia Limited Duration Credit	0		0		104		101
Columbia Money Market	0		0		N/A		N/A

Statement of Additional Information – Jan. 27, 2012	Page 50

	Brokerage directed for research*				Turnover rates
	Amount of transactions		Amount of commissions imputed or paid
Fund					2011		2010
For funds with fiscal period ending August 31
Columbia Diversified Bond	$0		$0		373	%(d)	420	%(f)
Columbia Marsico Flexible Capital	47,297,681	(g)	69,638	(g)	214	(g)	N/A
Columbia Minnesota Tax-Exempt	0		0		22		21
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	1,303,111,531		881,904		36		34
Columbia Large Growth Quantitative	62,651,951		28,140		57		98
Columbia Large Value Quantitative	10,467,526		6,688		90		99
Columbia Mid Cap Value Opportunity	662,374,265		509,994		46		50
Columbia Strategic Allocation	31,882,191		29,292		142	(d)	114	(d)
					2010		2009
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0		0		0		16
Columbia Asia Pacific ex-Japan	216,699,313		557,010		21		4	(h)
Columbia Emerging Markets Bond	0		0		38		62
Columbia Emerging Markets Opportunity	790,802,436		1,790,999		96		149
Columbia European Equity	133,688,585		174,225		115		154
Columbia Frontier	62,648,376		77,789		160		162
Columbia Global Bond	0		0		62		69
Columbia Global Equity	280,057,610		455,880		54		81
Columbia Global Extended Alpha	9,351,743		15,992		128		133
Columbia Multi-Advisor International Value	185,780,737		120,229		34		63
Columbia Seligman Global Technology	48,298		91,337		111		150
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	0		0		23		29
Columbia Mid Cap Growth Opportunity	562,623,170		720,519		96		126
For funds with fiscal period ending December 31
Columbia Government Money Market	N/A		N/A		N/A		N/A
Columbia Select Large-Cap Value	27,222,062		31,000		12		24
Columbia Select Smaller-Cap Value	1,854,489		3,350		5		7
Columbia Seligman Communications and Information	1,435,031,366		2,108,407		105		150

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 253% and 246% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2011 and 2010, respectively; 245% and 229% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2011 and 2010, respectively; and 131% and 113% for Columbia Strategic Allocation Fund for the fiscal periods ended Sept. 30, 2011 and 2010, respectively.

(e)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

(f)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the first quarter of 2009 and following a more active management style.

(g)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(h)	For the period from July 15, 2009 (when the Fund became publicly available) to Oct. 31, 2009.

Statement of Additional Information – Jan. 27, 2012	Page 51

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending January 31
Columbia Income Builder Fund	None	N/A
Columbia Portfolio Builder Aggressive	None	N/A
Columbia Portfolio Builder Conservative	None	N/A
Columbia Portfolio Builder Moderate	None	N/A
Columbia Portfolio Builder Moderate Aggressive	None	N/A
Columbia Portfolio Builder Moderate Conservative	None	N/A
For funds with fiscal period ending March 31
Columbia Equity Value	The Goldman Sachs Group, Inc.	$23,352,615
	JP Morgan Chase & Co.	29,648,478
	Morgan Stanley	15,558,275
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	The Goldman Sachs Group, Inc.	717,902
Columbia Recovery and Infrastructure	None	N/A
Columbia Retirement Plus 2010	None	N/A
Columbia Retirement Plus 2015	None	N/A
Columbia Retirement Plus 2020	None	N/A
Columbia Retirement Plus 2025	None	N/A
Columbia Retirement Plus 2030	None	N/A
Columbia Retirement Plus 2035	None	N/A
Columbia Retirement Plus 2040	None	N/A
Columbia Retirement Plus 2045	None	N/A
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	None	N/A
Columbia Absolute Return Enhanced Multi-Strategy	Citigroup, Inc.	35,476
	Eaton Vance Corp.	16,564
	The Goldman Sachs Group, Inc.	54,181
	JPMorgan Chase & Co.	133,828
	Knight Capital Group, Inc.	95,440
	PNC Financial Services Group, Inc.	22,971
Columbia Absolute Return Multi-Strategy	Citigroup, Inc.	129,813
	The Goldman Sachs Group, Inc.	163,528
	Jefferies Group, Inc.	(53,313)
	JPMorgan Chase & Co.	345,877
	Legg Mason, Inc.	(45,549)
	The Charles Schwab Corp.	(68,150)
Columbia High Yield Bond	E*TRADE Financial Corp.	17,886,794
Columbia Multi-Advisor Small Cap Value	None	N/A

Statement of Additional Information – Jan. 27, 2012	Page 52

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	$174,921
	Bear Stearns Commercial Mtge Securities	1,362,299
	Citigroup Mortgage Loan Trust, Inc.	17,951,136
	Credit Suisse Mortgage Capital Certificates	14,493,729
	Jefferies & Co., Inc.	8,115,160
	JPMorgan Chase Commercial Mortgage Securities	1,304,614
	JPMorgan Reremic	1,968,248
	Morgan Stanley ABS Capital I	2,583,397
	Morgan Stanley Capital I	2,839,450
	Morgan Stanley Reremic	11,687,071
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	The Goldman Sachs Group, Inc.	19,388,929
	JPMorgan Chase & Co.	24,731,650
	Morgan Stanley	17,317,165
For funds with fiscal period ending July 31
Columbia Floating Rate	Nuveen Floating Rate Income Opportunity Fund	452,103
	Nuveen Investments	537,687
Columbia Income Opportunities	E*TRADE Financial	27,605,475
	Nuveen Investments, Inc.	239,775
Columbia Inflation Protected Securities	Bear Stearns Commercial Mortgage Securities	1,693,274
	Credit Suisse Mortgage Capital Certificates	449,200
	GS Mortgage Securities Corp. II	426,972
	JPMorgan Chase Commercial Mortgage Securities	1,595,079
	JPMorgan Mortgage Trust	2,665,822
	JPMorgan Reremic	1,537,745
	LB-UBS Commercial Mortgage Trust	3,604,576
	Morgan Stanley Capital I	2,727,417
	Morgan Stanley Reremic Trust	8,693,584
Columbia Large Core Quantitative	Citigroup	16,537,619
	Franklin Resources, Inc.	60,510,533
	JPMorgan Chase & Co.	104,845,793
Columbia Limited Duration Credit	Citigroup, Inc.	7,065,669
	The Goldman Sachs Group, Inc.	10,604,293
	JPMorgan Chase & Co.	10,540,237
	Morgan Stanley	9,279,054
Columbia Money Market	None	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	Bear Stearns Asset-Backed Securities Trust	1,767,231
	Bear Stearns Commercial Mortgage Securities	58,397,687
	Citigroup Commercial Mortgage Trust	23,107,342
	Citigroup/Deutsche Bank Commercial Mortgage Trust	40,162,540
	Credit Suisse Mortgage Capital Certificates	20,673,328
	Credit Suisse First Boston Mortgage Securities Corp.	28,646,997
	E*TRADE Financial Corp.	1,253,300
	Eaton Vance Corp.	4,007,330
	GS Mortgage Securities Corp. II	49,115,702
	JPMorgan Chase Commercial Mortgage Securities	143,699,375

Statement of Additional Information – Jan. 27, 2012	Page 53

Fund	Issuer	Value of securities owned at end of fiscal period
	JPMorgan Mortgage Acquisition Corp.	$2,407,862
	JPMorgan Alternative Loan Trust	3,648,839
	Merrill Lynch & Co., Inc.	9,253,518
	Merrill Lynch Mortgage Trust	91,087
	Morgan Stanley Capital I	39,741,928
	Morgan Stanley, Dean Witter Capital I	4,092,833
	Morgan Stanley Reremic Trust	60,288,854
	Nuveen Investments, Inc.	178,525
	PNC Financial Services Group, Inc.	8,963,650
Columbia Marsico Flexible Capital	None	N/A
Columbia Minnesota Tax-Exempt	None	N/A
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	Citigroup, Inc.	10,662,301
	The Goldman Sachs Group, Inc.	62,539,908
	JPMorgan Chase & Co.	84,417,655
	Morgan Stanley	6,735,569
Columbia Large Growth Quantitative	Franklin Resources, Inc.	4,374,382
Columbia Large Value Quantitative	Citigroup, Inc.	3,024,415
	Franklin Resources, Inc.	114,194
	JPMorgan Chase & Co.	11,352,831
	PNC Financial Services Group, Inc.	1,484,252
Columbia Mid Cap Value Opportunity	None	N/A
Columbia Strategic Allocation	Affiliated Managers Group, Inc.	230,725
	Arlington Asset Investment Corp.	238,095
	Citigroup, Inc.	2,785,090
	Citigroup/Deutsche Bank Commercial Mortgage Trust	153,456
	Citigroup Mortgage Loan Trust, Inc.	684,208
	Credit Suisse Group AG	622,663
	E*TRADE Financial Corp.	173,565
	Franklin Resources, Inc.	3,834,495
	The Goldman Sachs Group, Inc.	2,946,663
	JPMorgan Chase & Co.	9,662,080
	JPMorgan Chase Commercial Mortgage Securities Corp.	1,705,152
	Knight Capital Group, Inc., Class A	371,770
	LB-UBS Commercial Mortgage Trust	461,282
	Morgan Stanley	2,212,761
	Morgan Stanley Capital I	364,483
	Morgan Stanley Remeric Trust	1,090,607
	Nuveen Investments, Inc.	50,738
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	GS Mortgage Securities II	2,818,152
	Lehman Brothers Holdings, Inc.*	136,000
Columbia Asia Pacific ex-Japan	None	N/A
Columbia Emerging Markets Bond	Morgan Stanley	1,195,868
Columbia Emerging Markets Opportunity	None	N/A
Columbia European Equity	Credit Suisse Group AG	946,036
Columbia Frontier	E*Trade Financial Corp.	1,124,109

Statement of Additional Information – Jan. 27, 2012	Page 54

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Global Bond	Citigroup	$1,643,537
	Citigroup Commercial Mortgage Trust	1,822,872
	Credit Suisse First Boston Mortgage Securities Corp.	464,637
	GS Mortgage Securities Corp. II	1,167,396
	The Goldman Sachs Group, Inc.	1,445,779
	JPMorgan Chase & Co.	2,170,720
	JPMorgan Chase Commercial Mortgage Securities Corp	2,723,990
	LB-UBS Commercial Mortgage Trust	3,368,905
	Morgan Stanley	3,127,492
	Morgan Stanley Capital 1	1,388,870
Columbia Global Equity	Citigroup, Inc.	4,727,308
	Credit Suisse Group AG	3,581,884
	JPMorgan Chase & Co.	5,390,197
Columbia Global Extended Alpha	None	N/A
Columbia Multi-Advisor International Value	None	N/A
Columbia Seligman Global Technology	None	N/A
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	None	N/A
Columbia Mid Cap Growth Opportunity	E*TRADE Financial Corp.	5,588,096
For funds with fiscal period ending December 31
Columbia Government Money Market	None	N/A
Columbia Select Large-Cap Value	JPMorgan Chase & Co.	19,089,000
	Morgan Stanley	10,884,000
Columbia Select Smaller-Cap Value	None	N/A
Columbia Seligman Communications and Information	None	N/A

*	Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

Statement of Additional Information – Jan. 27, 2012	Page 55

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager, unless otherwise shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 7. Brokerage Commissions Paid to Investment Manager or Affiliates

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker	Aggregate dollar amount of commissions paid to broker
Fund			2010			2009	2008
For funds with fiscal period ending October 31
Columbia Multi-Advisor International Value	Sanford Bernstein	(1)	$0	—	—	$0	$1,677

(1)	Affiliate of AllianceBernstein L.P., a subadviser.

Statement of Additional Information – Jan. 27, 2012	Page 56

Valuing Fund Shares

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of a fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1. All expenses of a fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

Table 8. Valuing Fund Shares

Fund	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending January 31
Columbia Income Builder
Class A	$199,434,485	18,847,124	$10.58
Class B	18,295,395	1,723,326	10.62
Class C	17,731,776	1,670,906	10.61
Class R	2,582	243	10.63
Class R4	10,592	1,000	10.59
Class Z	88,854	8,393	10.59
Columbia Portfolio Builder Aggressive
Class A	489,241,362	47,572,430	10.28
Class B	66,322,906	6,476,482	10.24
Class C	31,771,501	3,132,498	10.14
Class R	2,717	265	10.25
Class R4	460,721	44,720	10.30
Class Z	2,720	265	10.26
Columbia Portfolio Builder Conservative
Class A	217,146,673	20,807,124	10.44
Class B	30,599,281	2,941,951	10.40
Class C	26,212,361	2,521,974	10.39
Class R	2,548	244	10.44
Class R4	81,162	7,838	10.35
Class Z	19,666	1,884	10.44
Columbia Portfolio Builder Moderate
Class A	1,164,732,153	108,735,750	10.71
Class B	153,335,501	14,384,798	10.66
Class C	90,001,232	8,449,163	10.65
Class R	2,653	248	10.70
Class R4	759,666	70,982	10.70
Class Z	7,296	681	10.71
Columbia Portfolio Builder Moderate Aggressive
Class A	1,007,305,971	95,949,717	10.50
Class B	136,937,876	13,105,413	10.45
Class C	63,198,888	6,060,653	10.43
Class R	2,698	257	10.50
Class R4	992,047	94,380	10.51
Class Z	4,566	435	10.50
Columbia Portfolio Builder Moderate Conservative
Class A	400,064,171	37,830,292	10.58
Class B	52,031,670	4,936,029	10.54
Class C	35,527,736	3,373,147	10.53
Class R	2,601	246	10.57
Class R4	110,717	10,522	10.52
Class Z	21,260	2,010	10.58

Statement of Additional Information – Jan. 27, 2012	Page 57

Fund	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending March 31
Columbia Equity Value
Class A	$729,078,264	66,152,052	$11.02
Class B	32,311,465	2,916,222	11.08
Class C	4,976,540	455,123	10.93
Class I	9,832	891	11.03
Class R	34,358	3,118	11.02
Class R3	7,912	715	11.07
Class R4	13,828,016	1,251,627	11.05
Class R5	1,065,648	96,634	11.03
Class W	20,399,911	1,850,261	11.03
Class Z	2,957	268	11.03
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity
Class A	26,783,230	1,520,520	17.61
Class B	1,286,755	73,824	17.43
Class C	3,003,901	173,188	17.34
Class I	2,670	151	17.68
Class Z	2,972	168	17.69
Columbia Recovery and Infrastructure
Class A	711,891,561	29,687,342	23.98
Class B	25,379,616	1,071,806	23.68
Class C	50,102,461	2,115,340	23.69
Class I	89,990,387	3,730,114	24.13
Class R	160,233	6,727	23.82
Class R4	822,584	34,254	24.01
Class R5	108,818	4,517	24.09
Class Z	256,185,386	10,622,244	24.12
Columbia Retirement Plus 2010
Class A	3,664,354	396,266	9.25
Class C	394,499	42,813	9.21
Class R	4,331	468	9.25
Class Z	6,763,719	730,408	9.26
Columbia Retirement Plus 2015
Class A	6,055,118	644,634	9.39
Class C	308,197	33,029	9.33
Class R	5,572	593	9.40
Class Z	18,469,521	1,959,319	9.43
Columbia Retirement Plus 2020
Class A	6,304,207	698,138	9.03
Class C	43,480	4,845	8.97
Class R	142,707	15,819	9.02
Class Z	19,983,822	2,200,578	9.08
Columbia Retirement Plus 2025
Class A	4,599,138	503,800	9.13
Class C	879,252	96,765	9.09
Class R	43,921	4,810	9.13
Class Z	28,433,230	3,091,680	9.20
Columbia Retirement Plus 2030
Class A	3,433,421	373,050	9.20
Class C	33,745	3,688	9.15
Class R	16,628	1,807	9.20
Class Z	28,886,566	3,130,727	9.23
Columbia Retirement Plus 2035
Class A	2,872,342	315,788	9.10
Class C	158,768	17,551	9.05
Class R	6,398	702	9.11
Class Z	21,936,294	2,399,451	9.14

Statement of Additional Information – Jan. 27, 2012	Page 58

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Retirement Plus 2040
Class A	$2,035,574	229,738	$8.86
Class C	2,889	328	8.81
Class R	14,473	1,630	8.88
Class Z	16,573,196	1,859,829	8.91
Columbia Retirement Plus 2045
Class A	2,012,639	221,731	9.08
Class C	261,143	28,938	9.02
Class R	5,121	563	9.10
Class R4	15,205	1,672	9.09
Class Z	17,362,871	1,904,675	9.12
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro
Class A	2,502	250	10.01
Class B	2,499	250	10.00
Class C	2,499	250	10.00
Class I	15,003,430	1,498,500	10.01
Class R	2,501	250	10.00
Class W	2,502	250	10.01
Class Z	17,532,236	1,752,018	10.01
Columbia Absolute Return Enhanced Multi-Strategy
Class A	11,745,769	1,183,895	9.92
Class B	28,454	2,873	9.90
Class C	970,043	97,855	9.91
Class I	27,766,821	2,798,298	9.92
Class R	2,478	250	9.91
Class W	2,479	250	9.92
Class Z	716,502	72,206	9.92
Columbia Absolute Return Multi-Strategy
Class A	11,301,025	1,131,853	9.98
Class B	61,786	6,195	9.97
Class C	1,350,030	135,268	9.98
Class I	59,115,150	5,916,951	9.99
Class R	2,495	250	9.98
Class W	2,496	250	9.98
Class Z	361,841	36,230	9.99
Columbia High Yield Bond
Class A	1,339,627,507	468,078,955	2.86
Class B	62,819,748	21,964,271	2.86
Class C	76,236,907	26,816,405	2.84
Class I	132,683,809	46,456,604	2.86
Class R	7,156,135	2,493,387	2.87
Class R3	7,418,139	2,578,590	2.88
Class R4	61,281,643	21,394,600	2.86
Class R5	11,383,753	3,984,577	2.86
Class W	89,505,982	31,513,808	2.84
Class Z	12,525,722	4,389,298	2.85
Columbia Multi-Advisor Small Cap Value
Class A	323,548,067	52,312,599	6.18
Class B	37,803,996	6,660,841	5.68
Class C	10,054,855	1,767,449	5.69
Class I	48,387,053	7,499,137	6.45
Class R	1,950,733	317,036	6.15
Class R3	2,946,485	470,434	6.26
Class R4	2,249,999	355,578	6.33
Class R5	17,343,670	2,721,739	6.37
Class Z	4,338,102	674,170	6.43

Statement of Additional Information – Jan. 27, 2012	Page 59

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia U.S. Government Mortgage
Class A	$519,454,086	95,073,300	$5.46
Class B	16,023,601	2,931,225	5.47
Class C	14,661,096	2,679,327	5.47
Class I	221,198,104	40,508,341	5.46
Class R4	71,575	13,116	5.46
Class Z	51,911,801	9,508,646	5.46
For funds with fiscal period ending June 30
Columbia Dividend Opportunity
Class A	1,630,280,188	196,072,262	8.31
Class B	65,777,234	7,961,623	8.26
Class C	52,281,475	6,359,843	8.22
Class I	232,481,489	27,883,115	8.34
Class R	464,319	55,734	8.33
Class R4	3,795,253	455,024	8.34
Class R5	21,589,232	2,587,486	8.34
Class W	21,260,180	2,553,333	8.33
Class Z	138,659,036	16,634,844	8.34
For funds with fiscal period ending July 31
Columbia Floating Rate Fund
Class A	419,157,333	46,783,170	8.96
Class B	11,336,721	1,264,522	8.97
Class C	52,577,565	5,867,687	8.96
Class I	82,843,774	9,249,732	8.96
Class R	95,574	10,660	8.97
Class R4	136,815	15,250	8.97
Class R5	4,999	556	8.99
Class W	4,454	497	8.96
Class Z	67,558,377	7,547,276	8.95
Columbia Income Opportunities Fund
Class A	767,358,930	78,609,870	9.76
Class B	39,724,932	4,071,575	9.76
Class C	118,257,470	12,122,162	9.76
Class I	209,065,280	21,394,275	9.77
Class R	3,894	399	9.76
Class R4	359,026	36,666	9.79
Class W	2,478	254	9.76
Class Y	10,464,022	1,070,375	9.78
Class Z	880,214,164	89,949,379	9.79
Columbia Inflation Protected Securities Fund
Class A	273,194,763	24,761,212	11.03
Class B	8,845,838	802,228	11.03
Class C	17,962,928	1,630,404	11.02
Class I	202,936,550	18,391,229	11.03
Class R	1,955,036	177,356	11.02
Class R4	75,593	6,856	11.03
Class W	42,039,626	3,804,829	11.05
Class Z	1,433,914	129,987	11.03
Columbia Large Core Quantitative
Class A	2,845,786,252	492,581,277	5.78
Class B	114,106,615	19,887,902	5.74
Class C	23,060,674	4,059,771	5.68
Class I	212,969,116	36,608,853	5.82
Class R	2,579,294	446,859	5.77
Class R4	73,035,829	12,588,788	5.80
Class R5	31,225,180	5,388,059	5.80
Class W	141,510,039	24,373,458	5.81
Class Z	1,819,932	313,300	5.81

Statement of Additional Information – Jan. 27, 2012	Page 60

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Limited Duration Credit Fund
Class A	$516,915,937	51,164,896	$10.10
Class B	8,755,755	867,038	10.10
Class C	72,018,511	7,132,605	10.10
Class I	216,337,487	21,407,752	10.11
Class R4	575,476	56,823	10.13
Class W	12,353,185	1,221,034	10.12
Class Z	29,799,245	2,948,139	10.11
Columbia Money Market
Class A	2,170,619,310	2,170,422,448	1.00
Class B	18,616,903	18,616,013	1.00
Class C	12,975,388	12,974,607	1.00
Class I	38,467,272	38,466,758	1.00
Class R	29,776	29,773	1.00
Class R5	883,792	883,741	1.00
Class W	21,133,323	21,131,233	1.00
Class Z	64,787,253	64,782,072	1.00
For funds with fiscal period ending August 31
Columbia Diversified Bond
Class A	3,450,986,700	674,090,615	5.12
Class B	60,549,785	11,830,089	5.12
Class C	54,526,509	10,648,378	5.12
Class I	878,903,435	171,460,108	5.13
Class R	912,411	177,901	5.13
Class R3	11,901	2,322	5.13
Class R4	69,341,872	13,556,022	5.12
Class R5	242,855	47,502	5.11
Class W	454,473,507	88,736,978	5.12
Class Z	1,986,573	387,383	5.13
Columbia Marsico Flexible Capital
Class A	55,034,191	4,962,735	11.09
Class C	9,254,911	840,669	11.01
Class I	5,526,617	499,000	11.08
Class R	10,094	913	11.06
Class Z	91,860,188	8,264,161	11.12
Columbia Minnesota Tax-Exempt
Class A	372,829,764	69,566,395	5.36
Class B	2,687,519	500,690	5.37
Class C	25,068,372	4,677,250	5.36
Class Z	778,603	145,347	5.36
For funds with fiscal period ending September 30
Columbia Diversified Equity Income
Class A	3,197,507,627	374,806,298	8.53
Class B	142,429,147	16,634,652	8.56
Class C	54,238,222	6,362,891	8.52
Class I	79,023,635	9,272,598	8.52
Class R	10,113,833	1,190,277	8.50
Class R3	53,616,567	6,298,786	8.51
Class R4	189,509,669	22,207,892	8.53
Class R5	57,903,439	6,787,560	8.53
Class W	3,085	361	8.55
Class Z	58,213,323	6,830,400	8.52

Statement of Additional Information – Jan. 27, 2012	Page 61

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Large Growth Quantitative
Class A	$316,366,008	39,341,123	$8.04
Class B	1,543,452	194,678	7.93
Class C	1,741,873	219,636	7.93
Class I	162,770,280	20,003,714	8.14
Class R	8,084	1,000	8.08
Class R4	8,124	1,000	8.12
Class W	92,023,150	11,405,977	8.07
Class Z	124,550	15,384	8.10
Columbia Large Value Quantitative
Class A	11,757,050	1,848,928	6.36
Class B	1,215,340	193,483	6.28
Class C	1,735,235	277,445	6.25
Class I	81,685,527	12,763,277	6.40
Class R	6,358	1,000	6.36
Class R4	13,068	2,048	6.38
Class T	61,361,056	9,662,566	6.35
Class W	69,220,531	10,874,100	6.37
Class Z	74,992,924	11,725,360	6.40
Columbia Mid Cap Value Opportunity
Class A	882,934,050	137,043,963	6.44
Class B	49,737,376	8,058,518	6.17
Class C	34,731,447	5,631,316	6.17
Class I	100,645,416	15,343,268	6.56
Class R	14,799,208	2,317,100	6.39
Class R3	50,328,716	7,846,762	6.41
Class R4	251,199,756	38,754,185	6.48
Class R5	119,293,128	18,346,570	6.50
Class W	3,286	506	6.49
Class Z	127,641,919	19,483,448	6.55
Columbia Strategic Allocation
Class A	774,664,640	88,571,819	8.75
Class B	47,579,584	5,490,908	8.67
Class C	29,618,916	3,438,206	8.61
Class I	3,793	434	8.74
Class R	3,793	434	8.74
Class R4	384,355	43,851	8.77
Class Z	334,803	38,354	8.73
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income
Class A	62,208,913	6,219,687	10.00
Class B	1,006,359	102,217	9.85
Class C	4,702,587	478,184	9.83
Class I	38,718,422	3,837,044	10.09
Class W	63,368,675	6,341,968	9.99
Class Z	14,183	1,405	10.09
Columbia Asia Pacific ex-Japan
Class A	77,994	5,656	13.79
Class C	2,590	188	13.78
Class I	2,592	188	13.79
Class R	2,592	188	13.79
Class R5	512,721,223	37,182,125	13.79
Class Z	2,592	188	13.79
Columbia Emerging Markets Bond
Class A	76,725,071	6,563,738	11.69
Class B	3,568,837	305,715	11.67
Class C	3,622,183	310,872	11.65
Class I	78,153,644	6,684,022	11.69
Class R4	124,205	10,632	11.68
Class W	74,066,903	6,343,020	11.68
Class Z	122,842	10,506	11.69

Statement of Additional Information – Jan. 27, 2012	Page 62

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Emerging Markets Opportunity
Class A	$523,288,192	53,653,023	$9.75
Class B	37,312,287	4,319,656	8.64
Class C	38,770,335	4,501,173	8.61
Class I	84,278,781	8,306,376	10.15
Class R	15,164,872	1,561,399	9.71
Class R4	1,402,320	138,188	10.15
Class R5	687,416	67,607	10.17
Class W	2,641	271	9.75
Class Z	21,446	2,114	10.14
Columbia European Equity
Class A	69,831,477	12,044,258	5.80
Class B	4,050,968	701,073	5.78
Class C	1,405,823	245,717	5.72
Class I	7,743	1,336	5.80
Class R4	25,391	4,385	5.79
Class Z	2,626	453	5.80
Columbia Frontier
Class A	70,460,355	7,258,658	9.71
Class B	6,999,653	904,213	7.74
Class C	10,982,957	1,411,669	7.78
Class I	47,858,645	4,624,901	10.35
Class R	106,641	11,220	9.50
Class R4	59,375	5,759	10.31
Class R5	816,227	78,922	10.34
Class Z	2,629	254	10.35
Columbia Global Bond
Class A	246,929,356	33,048,004	7.47
Class B	18,512,676	2,460,622	7.52
Class C	6,162,276	827,014	7.45
Class I	195,612,882	26,157,651	7.48
Class R	5,341	716	7.46
Class R4	407,251	54,466	7.48
Class W	69,842,043	9,357,911	7.46
Class Z	7,523	1,006	7.48
Columbia Global Equity
Class A	375,168,966	53,042,442	7.07
Class B	23,894,493	3,605,201	6.63
Class C	10,146,647	1,548,238	6.55
Class I	31,014,538	4,359,437	7.11
Class R	41,009	5,746	7.14
Class R4	7,015,836	983,963	7.13
Class R5	19,408	2,727	7.12
Class W	4,534	639	7.10
Class Z	2,598	365	7.12
Columbia Global Extended Alpha
Class A	4,320,527	207,166	20.86
Class B	303,638	14,721	20.63
Class C	181,374	8,801	20.61
Class I	5,163,998	246,500	20.95
Class R	10,370	500	20.74
Class R4	90,339	4,331	20.86
Class Z	28,234	1,348	20.95
Columbia Multi-Advisor International Value
Class A	427,389,225	69,673,191	6.13
Class B	48,327,297	8,399,429	5.75
Class C	9,217,955	1,609,913	5.73
Class I	185,979,047	29,479,532	6.31
Class R4	384,783	61,460	6.26
Class Z	2,592	411	6.31

Statement of Additional Information – Jan. 27, 2012	Page 63

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Seligman Global Technology
Class A	$418,600,331	20,680,059	$20.24
Class B	19,558,319	1,127,143	17.35
Class C	80,127,979	4,614,233	17.37
Class I	28,563,422	1,402,504	20.37
Class R	9,157,934	460,773	19.88
Class R4	533,526	26,294	20.29
Class R5	25,931,713	1,274,128	20.35
Class Z	2,647	130	20.36
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond
Class A	616,281,418	164,962,006	3.74
Class B	7,434,588	1,989,243	3.74
Class C	10,334,749	2,765,304	3.74
Class Z	2,405	644	3.73
Columbia Mid Cap Growth Opportunity
Class A	857,025,529	81,329,035	10.54
Class B	55,302,929	6,362,252	8.69
Class C	12,340,058	1,418,427	8.70
Class I	176,386,121	15,822,311	11.15
Class R	67,417	6,411	10.52
Class R3	27,331	2,595	10.53
Class R4	5,232,199	480,899	10.88
Class Z	2,686	241	11.15
For funds with fiscal period ending December 31
Columbia Government Money Market
Class A	115,614,024	115,623,598	1.00
Class B	3,482,518	3,481,496	1.00
Class C	13,509,335	13,489,555	1.00
Class R	3,440,176	3,440,734	1.00
Class R5	440,330	440,327	1.00
Class Z	1,171,182	1,171,180	1.00
Columbia Select Large-Cap Value
Class A	271,885,499	18,489,466	14.70
Class B	5,137,640	371,975	13.81
Class C	48,210,278	3,486,175	13.83
Class I	72,970,868	4,841,229	15.07
Class R	11,593,849	796,565	14.55
Class R4	22,794	1,514	15.06
Class R5	1,606,478	106,463	15.09
Class W	11,832,803	806,994	14.66
Class Z	7,776	516	15.07
Columbia Select Smaller-Cap Value
Class A	380,847,868	23,841,335	15.97
Class B	27,171,959	1,935,309	14.04
Class C	51,712,432	3,678,639	14.06
Class I	10,145,122	596,227	17.02
Class R	15,733,006	1,007,228	15.62
Class R4	3,600,908	212,534	16.94
Class R5	2,288,845	134,582	17.01
Class Z	133,063	7,823	17.01

Statement of Additional Information – Jan. 27, 2012	Page 64

Fund	Net assets	Shares outstanding	Net asset value of one Share
Columbia Seligman Communications and Information
Class A	$3,066,070,816	68,583,469	$44.71
Class B	85,897,298	2,315,630	37.09
Class C	767,799,553	20,684,543	37.12
Class I	55,589,782	1,192,278	46.62
Class R	47,553,655	1,086,855	43.75
Class R3	96,339	2,195	43.89
Class R4	506,749	10,916	46.42
Class R5	18,414,461	395,196	46.60
Class Z	679,496	14,576	46.62

For Funds other than Money Market Funds. A fund’s securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•

Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•

Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

•

Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•

Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•

Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•

When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund’s portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

Statement of Additional Information – Jan. 27, 2012	Page 65

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Performance Information

Beginning in 2012, in presenting performance information for newer share classes, if any, of a Fund, the Fund typically includes, for periods prior to the offering of such share classes, the performance of the Fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the Fund’s most recently completed fiscal year for which data is available at December 31, 2011 or, for funds and classes first offered after January 1, 2012, the expected expense differential at the time the newer share class is first offered. The performance of the Fund’s newer share classes would have been substantially similar to the performance of the Fund’s oldest share class because all share classes of a Fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the funds and their shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•

For equity, convertible, alternative and flexible funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

Statement of Additional Information – Jan. 27, 2012	Page 66

•

For funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of funds owned solely by affiliates of the Investment Manager are not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percentage of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, subcustodians, the funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a

Statement of Additional Information – Jan. 27, 2012	Page 67

restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, compliance department, and the funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a fund’s custodians, subcustodians, administrator, investment manager and subadvisers, the following disclosure arrangements are in place:

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Barclays Point	Use for analytics including risk and attribution assessment.	Daily
Bitlathe	Website support for fund holdings and performance disclosure.	Monthly
Bloomberg	Use for portfolio analytics.	Daily
Bloomberg, L.P.	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly
Broadridge Financial Solutions, Inc.	Proxy voting and research utilized by Marsico Capital Management LLC, subadviser to certain Columbia Funds.	Daily, as needed
Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Citigroup	Access when assisting in resolving technical difficulties with YieldBook, an analytic software program that the investment manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily
CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the investment manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc
FactSet Research Systems	Use for provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily
Investment Technology Group (ITG, formerly known as Plexus Group)	Evaluation and assessment of trading activity, execution and practices by the investment manager.	Quarterly
InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily
Kynex	Use to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad Hoc
Lipper / Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly
Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly
R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

Statement of Additional Information – Jan. 27, 2012	Page 68

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Statement of Additional Information – Jan. 27, 2012	Page 69

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix C).

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger, acquisition or a proxy contest, and the Funds’ ownership position is significant (as determined by

Statement of Additional Information – Jan. 27, 2012	Page 70

thresholds established by the Board), the Board has established a guideline to direct Columbia Management to endeavor to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 9, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 9. Class A Initial Sales Charge

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
	$0 – $49,999		5.75%	6.10%
	$50,000 –$99,999		4.50%	4.71%
	$100,000 –$249,999		3.50%	3.63%
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$250,000 –$499,999		2.50%	2.56%
	$500,000 –$999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

Statement of Additional Information – Jan. 27, 2012	Page 71

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income (except for those named below)	$100,000 –$249,999		3.50%	3.63%
	$250,000 –$499,999		2.50%	2.56%
	$500,000 –$999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities and Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 –$249,999		2.50%	2.56%
	$250,000 –$499,999		2.00%	2.04%
	$500,000 –$999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 10. Public Offering Price

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$10.58	0.9525	$11.11
Columbia Portfolio Builder Aggressive	10.28	0.9425	10.91
Columbia Portfolio Builder Conservative	10.44	0.9525	10.96
Columbia Portfolio Builder Moderate	10.71	0.9425	11.36
Columbia Portfolio Builder Moderate Aggressive	10.50	0.9425	11.14
Columbia Portfolio Builder Moderate Conservative	10.58	0.9525	11.11
For funds with fiscal period ending March 31
Columbia Equity Value	11.02	0.9425	11.69

Statement of Additional Information – Jan. 27, 2012	Page 72

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	$17.61	0.9425	$18.68
Columbia Recovery and Infrastructure	23.98	0.9425	25.44
Columbia Retirement Plus 2010	9.25	0.9425	9.81
Columbia Retirement Plus 2015	9.39	0.9425	9.96
Columbia Retirement Plus 2020	9.03	0.9425	9.58
Columbia Retirement Plus 2025	9.13	0.9425	9.69
Columbia Retirement Plus 2030	9.20	0.9425	9.76
Columbia Retirement Plus 2035	9.10	0.9425	9.66
Columbia Retirement Plus 2040	8.86	0.9425	9.40
Columbia Retirement Plus 2045	9.08	0.9425	9.63
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	10.01	0.9425	10.62
Columbia Absolute Return Enhanced Multi-Strategy	9.92	0.9425	10.53
Columbia Absolute Return Multi-Strategy	9.98	0.9700	10.29
Columbia High Yield Bond	2.86	0.9525	3.00
Columbia Multi-Advisor Small Cap Value	6.18	0.9425	6.56
Columbia U.S. Government Mortgage	5.46	0.9525	5.73
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	8.31	0.9425	8.82
For funds with fiscal period ending July 31
Columbia Floating Rate	8.96	0.9700	9.24
Columbia Income Opportunities	9.76	0.9525	10.25
Columbia Inflation Protected Securities	11.03	0.9700	11.37
Columbia Large Core Quantitative	5.78	0.9425	6.13
Columbia Limited Duration Credit	10.10	0.9700	10.41
Columbia Money Market	1.00	No sales charge	1.00
For funds with fiscal period ending August 31
Columbia Diversified Bond	5.12	0.9525	5.38
Columbia Marsico Flexible Capital	11.09	0.9425	11.77
Columbia Minnesota Tax-Exempt	5.36	0.9525	5.63
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	8.53	0.9425	9.05
Columbia Large Growth Quantitative	8.04	0.9425	8.53
Columbia Large Value Quantitative	6.36	0.9425	6.75
Columbia Mid Cap Value Opportunity	6.44	0.9425	6.83
Columbia Strategic Allocation	8.75	0.9425	9.28

Statement of Additional Information – Jan. 27, 2012	Page 73

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$10.00	0.9700	$10.31
Columbia Asia Pacific ex-Japan	13.79	0.9425	14.63
Columbia Emerging Markets Bond	11.69	0.9525	12.27
Columbia Emerging Markets Opportunity	9.75	0.9425	10.34
Columbia European Equity	5.80	0.9425	6.15
Columbia Frontier	9.71	0.9425	10.30
Columbia Global Bond	7.47	0.9525	7.84
Columbia Global Equity	7.07	0.9425	7.50
Columbia Global Extended Alpha	20.86	0.9425	22.13
Columbia Multi-Advisor International Value	6.13	0.9425	6.50
Columbia Seligman Global Technology	20.24	0.9425	21.47
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	3.74	0.9525	3.93
Columbia Mid Cap Growth Opportunity	10.54	0.9425	11.18
For funds with fiscal period ending December 31
Columbia Government Money Market	1.00	No sales charge	1.00
Columbia Select Large-Cap Value	14.70	0.9425	15.60
Columbia Select Smaller-Cap Value	15.97	0.9425	16.94
Columbia Seligman Communications and Information	44.71	0.9425	47.44

Class A — Statement or Letter of Intent (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sales charge than would otherwise be available to you under the LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of any class of shares of Columbia Money Market Fund or Columbia Government Money Market Fund, which may not be aggregated. For example, if your LOI commits you to purchase Class A shares, the commitment amount does not include purchases in these classes of shares or direct purchases of shares of Columbia Money Market Fund or Columbia Government Money Market Fund, and does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other funds distributed by the distributor may be combined for purposes of meeting LOI commitments. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Statement of Additional Information – Jan. 27, 2012	Page 74

Class A Shares

Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, selling and/or servicing agent or the fund’s transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to a selling and/or servicing agent effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Initial Sales Charge — Waivers of the sales charge for Class A shares.    Sales charges do not apply to:

•	shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

•

participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and Dec. 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to Dec. 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after Dec. 31, 2009.

•	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

•

to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts” for which Charles Schwab & Co., Inc. acts as broker dealer.

•	to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

•

to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

•	to other funds pursuant to a “fund-of-funds” arrangement provided that the fund is distributed by the distributor.

•

any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases when Class Z shares is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

Initial Sales Charge — Waivers of the sales charge for Class T shares.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchanges for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date those funds were reorganized into Galaxy Funds.

CDSC — Waivers of the CDSC for Class A, Class C, Class E, and Class T shares.    The CDSC will be waived on sales of Class A, Class C, Class E, and Class T shares:

•

in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

Statement of Additional Information – Jan. 27, 2012	Page 75

The CDSC will be waived on sales of Class A, Class B and Class C shares of a Legacy Columbia fund purchased prior to September 7, 2010:

•

after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•	by health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Bank of America.*

•

for the following purposes (i) to make medical payments that exceed 7.5% of income and (ii) to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

pursuant to the Fund’s Systematic Withdrawal Plan established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on sales through the Fund’s Systematic Withdrawal Plan until this requirement is met.

•

in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Internal Revenue Code following normal retirement or the attainment of age 59 1/2.**

•	in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the fund or the transfer agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class B Shares — Closed

The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the fund’s prospectus.

Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a fund purchased after the close of business on Sept. 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on Sept. 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC — Waivers of the CDSC for Class B shares.    The CDSC will be waived on sales of shares:

•

in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

•

of Legacy RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

•

of Legacy RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

—	at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

—	selling under an approved substantially equal periodic payment arrangement.

Statement of Additional Information – Jan. 27, 2012	Page 76

•

of sales of Class B shares of Legacy RiverSource funds purchased prior to Sept. 7, 2010 sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the Internal Revenue Service).**

*	You must notify the fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the fund or the transfer agent.

**	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class C Shares

Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

Class I Shares

Class I shares are only available to the funds. Class I shares are sold without a front-end sales charge or CDSC.

Class R, Class R3, Class R4 and Class R5 Shares

Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors identified in the fund’s prospectus. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a Legacy RiverSource fund, a portion of such fee may be paid for shareholder services). Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related fee). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

Class R Shares

Class R shares are available to eligible health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Ameriprise Financial, and the following eligible retirement plans:

•	401(k) plans; 457 plans;

•	employer-sponsored 403(b) plans;

•	profit sharing and money purchase pension plans;

•	defined benefit plans; and

•	non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares were closed to new investors as of the close of business on Dec. 31, 2010.

Class R3, Class R4 and Class R5 are available to:

•	Qualified employee benefit plans;

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

•	Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

•	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds); and

•	Bank Trusts.

Statement of Additional Information – Jan. 27, 2012	Page 77

Class W Shares

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

Class Z Shares

Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus and the SAI. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

In addition, for Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Statement of Additional Information – Jan. 27, 2012	Page 78

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the investment manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. Such transactions also may increase a fund’s transaction costs, which would detract from fund performance. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Statement of Additional Information – Jan. 27, 2012	Page 79

Capital Loss Carryover

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 11. Capital Loss Carryover

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2012	2013	2014	2015	2016	2017	2018	2019	2020
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$20,185,831	$0	$0	$0	$0	$0	$2,942,103	$15,861,057	$1,382,671	$0
Columbia Portfolio Builder Aggressive	$43,429,675	$0	$0	$0	$0	$0	$6,629,032	$28,221,611	$8,579,032	$0
Columbia Portfolio Builder Conservative	$4,335,522	$0	$0	$0	$0	$0	$0	$4,265,389	$70,133	$0
Columbia Portfolio Builder Moderate	$48,869,744	$0	$0	$0	$0	$0	$7,597,638	$37,758,600	$3,513,506	$0
Columbia Portfolio Builder Moderate Aggressive	$76,981,452	$0	$0	$0	$0	$0	$4,898,399	$57,879,727	$14,203,326	$0
Columbia Portfolio Builder Moderate Conservative	$16,544,142	$0	$0	$0	$0	$0	$733,021	$15,811,121	$0	$0
For funds with fiscal period ending March 31
Columbia Equity Value	$116,011,143	$0	$0	$0	$0	$0	$22,477,409	$93,533,734	$0	$0
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	$12,107,594	$0	$0	$0	$0	$0	$3,090,734	$8,138,985	$877,875	$0
Columbia Recovery and Infrastructure	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Retirement Plus 2010	$3,263,466	$0	$0	$0	$0	$0	$428,181	$2,827,856	$7,429	$0
Columbia Retirement Plus 2015	$4,941,239	$0	$0	$0	$0	$0	$704,342	$3,055,770	$1,181,127	$0
Columbia Retirement Plus 2020	$6,350,762	$0	$0	$0	$0	$0	$502,050	$4,705,880	$1,142,832	$0
Columbia Retirement Plus 2025	$5,719,753	$0	$0	$0	$0	$0	$662,473	$3,488,786	$1,568,494	$0
Columbia Retirement Plus 2030	$4,813,003	$0	$0	$0	$0	$0	$623,603	$2,895,797	$1,293,603	$0
Columbia Retirement Plus 2035	$2,391,620	$0	$0	$0	$0	$0	$312,553	$1,217,126	$853,199	$8,742
Columbia Retirement Plus 2040	$1,094,819	$0	$0	$0	$0	$0	$370,260	$565,348	$159,211	$0
Columbia Retirement Plus 2045	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Statement of Additional Information – Jan. 27, 2012	Page 80

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2012	2013	2014	2015	2016	2017	2018	2019	2020
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$5,016	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Absolute Return Enhanced Multi-Strategy	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Absolute Return Multi-Strategy	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia High Yield Bond	$243,501,558	$0	$0	$19,078,058	$0	$6,050,907	$163,240,346	$55,132,247	$0	$0
Columbia Multi-Advisor Small Cap Value	$28,689,036	$0	$0	$0	$0	$0	$0	$28,689,036	$0	$0
Columbia U.S. Government Mortgage	$10,978,853	$0	$0	$0	$4,471,473	$0	$0	$6,507,380	$0	$0
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	$202,747,496	$0	$0	$0	$0	$0	$36,972,874	$165,774,622	$0	$0
For funds with fiscal period ending July 31
Columbia Floating Rate	$66,449,546	$0	$0	$0	$0	$1,957,317	$29,093,899	$35,398,330	$0	$0
Columbia Income Opportunities	$116,089,527	$0	$0	$0	$0	$28,854,980	$87,234,547	$0	$0	$0
Columbia Inflation Protected Securities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Large Core Quantitative	$2,347,723,605	$0	$0	$0	$0	$357,904,087	$1,368,589,070	$621,230,448	$0	$0
Columbia Limited Duration Credit	$2,117,055	$0	$0	$0	$0	$0	$0	$2,117,055	$0	$0
Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending August 31
Columbia Diversified Bond	$11,547	$0	$0	$0	$0	$0	$11,547	$0	$0	$0
Columbia Marsico Flexible Capital	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Minnesota Tax-Exempt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	$930,152,529	$0	$0	$0	$0	$0	$0	$930,152,529	$0	$0
Columbia Large Growth Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Large Value Quantitative	$79,514,094	$0	$0	$0	$0	$24,043,835	$55,470,259	$0	$0	$0
Columbia Mid Cap Value Opportunity	$431,248,011	$0	$0	$0	$0	$5,423,870	$48,185,162	$377,638,979	$0	$0
Columbia Strategic Allocation	$362,899,522	$0	$0	$0	$0	$0	$21,514,298	$320,258,879	$21,116,345	$0

Statement of Additional Information – Jan. 27, 2012	Page 81

		Amount Expiring in
Fund	Total	2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$1,692,023	$0	$0	$0	$0	$0	$0	$0	$1,692,023	$0
Columbia Asia Pacific ex-Japan	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Emerging Markets Bond	$5,545,654	$0	$0	$0	$0	$0	$0	$0	$5,545,654	$0
Columbia Emerging Markets Opportunity	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia European Equity	$28,018,651	$0	$5,021,215	$0	$0	$0	$0	$4,272,956	$18,724,480	$0
Columbia Frontier	$38,601,353	$0	$0	$0	0	0	0	0	14,104,490	24,496,863
Columbia Global Bond	$11,380,428	$0	$0	$0	$0	$498,771	$0	$2,328,738	$8,552,919	$0
Columbia Global Equity	$194,881,637	$0	$30,509,951	$0	$0	$0	$1,766,232	$62,625,028	$99,980,426	$0
Columbia Global Extended Alpha	$415,463	$0	$0	$0	$0	$0	$0	$0	$415,463	$0
Columbia Multi-Advisor International Value	$343,027,537	$0	$0	$0	$0	$0	$0	$0	$340,858,587	$2,168,950
Columbia Seligman Global Technology	$83,037,245	$0	$17,073,210	$0	$0	$0	$1,968,461	$37,526,708	$26,468,866	$0
For funds with fiscal period ending November 30
Columbia Mid Cap Growth Opportunity	$112,027,415	$26,407,071	$0	$0	$0	$0	$54,181,922	$31,438,422	$0	$0
Columbia AMT-Free Tax-Exempt Bond	$10,227,823	$0	$0	$0	$0	$0	$1,847,874	$8,379,949	$0	$0
For funds with fiscal period ending December 31
Columbia Government Money Market	$66	$0	$0	$66	$0	$0	$0	$0	$0	$0
Columbia Select Large-Cap Value	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Select Smaller-Cap Value	$178,764,371	$0	$0	$0	$0	$16,240,577	$119,073,494	$43,450,300	$0	$0
Columbia Seligman Communications and Information	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Statement of Additional Information – Jan. 27, 2012	Page 82

Taxes

Subchapter M Compliance

Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Statement of Additional Information – Jan. 27, 2012	Page 83

Exchanges, Purchases and Sales

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Alternative, Equity, Flexible, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions

Dividends

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Statement of Additional Information – Jan. 27, 2012	Page 84

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. Corporate Deduction and Qualified Dividend Income

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending January 31
Columbia Income Builder Fund	13.93%	15.54%
Columbia Portfolio Builder Aggressive	49.64	72.20
Columbia Portfolio Builder Conservative	8.87	14.56
Columbia Portfolio Builder Moderate	19.68	31.43
Columbia Portfolio Builder Moderate Aggressive	29.79	45.86
Columbia Portfolio Builder Moderate Conservative	12.29	19.76
For funds with fiscal period ending March 31
Columbia Equity Value	100.00	100.00
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	100.00	100.00
Columbia Recovery and Infrastructure	100.00	100.00
Columbia Retirement Plus 2010	15.38	22.78
Columbia Retirement Plus 2015	40.22	47.63
Columbia Retirement Plus 2020	35.85	45.47
Columbia Retirement Plus 2025	60.75	70.54
Columbia Retirement Plus 2030	59.20	69.12
Columbia Retirement Plus 2035	55.40	66.05
Columbia Retirement Plus 2040	29.09	45.44
Columbia Retirement Plus 2045	22.10	33.35
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0	0
Columbia Absolute Return Enhanced Multi-Strategy	0	0
Columbia Absolute Return Multi-Strategy	0	0
Columbia High Yield Bond	0	0
Columbia Multi-Advisor Small Cap Value	0	0
Columbia U.S. Government Mortgage	0	0
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	70.77	91.09

Statement of Additional Information – Jan. 27, 2012	Page 85

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending July 31
Columbia Floating Rate	1.53%	1.63%
Columbia Income Opportunities	0	0
Columbia Inflation Protected Securities	0	0
Columbia Limited Duration Credit	0	0
Columbia Large Core Quantitative	100.00	100.00
Columbia Money Market	0	0
For funds with fiscal period ending August 31
Columbia Diversified Bond	0.39	0.39
Columbia Marsico Flexible Capital	100.00	100.00
Columbia Minnesota Tax-Exempt	0	0
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	100.00	100.00
Columbia Large Growth Quantitative	53.32	54.72
Columbia Large Value Quantitative	48.31	47.94
Columbia Mid Cap Value Opportunity	100.00	100.00
Columbia Strategic Allocation	43.84	64.30
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0	0
Columbia Asia Pacific ex-Japan	0.07	75.55
Columbia Emerging Markets Bond	0	0
Columbia Emerging Markets Opportunity	4.66	100.00
Columbia European Equity	0	100.00
Columbia Frontier	0	0
Columbia Global Bond	0	0
Columbia Global Equity	90.45	100.00
Columbia Global Extended Alpha	24.76	100.00
Columbia Multi-Advisor International Value	1.87	89.22
Columbia Seligman Global Technology	0	0
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	0	0
Columbia Mid Cap Growth Opportunity	0	0
For funds with fiscal period ending December 31
Columbia Government Money Market	0	0
Columbia Select Large-Cap Value	100.00	100.00
Columbia Select Smaller-Cap Value	0	0
Columbia Seligman Communications and Information	0	0

Capital Gains Distributions

Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the

Statement of Additional Information – Jan. 27, 2012	Page 86

time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Withholding

Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

Statement of Additional Information – Jan. 27, 2012	Page 87

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 13. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level	Average daily net assets*
Columbia 120/20 Contrarian Equity	First $0.25	0.950%	0.700%
	Next $0.25	0.930%
	Next $0.50	0.910%
	Over $1.0	0.890%
Columbia Absolute Return Currency	First $1.0	0.890%	0.890%
and Income	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Columbia Absolute Return Emerging Markets	First $0.5	0.920%	0.920%
Macro Fund	Next $0.5	0.875%

Columbia Absolute Return Enhanced	Next $2.0	0.850%
Multi-Strategy Fund	Next $3.0	0.830%
	Over $6.0	0.800%

Columbia Absolute Return Multi-Strategy Fund	First $0.5	0.820%	0.820%
	Next $0.5	0.775%
	Next $2.0	0.750%
	Next $3.0	0.730%
	Over $6.0	0.700%

Columbia AMT-Free Tax-Exempt Bond	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%

Columbia Asia Pacific ex-Japan(h)	First $0.25	0.800%	Columbia Asia Pacific ex-Japan – 0.760%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Diversified Bond(l)	First $1.0	0.430%	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

Statement of Additional Information – Jan. 27, 2012	Page 88

Fund	Assets (billions)	Annual rate at each asset level	Average daily net assets*
Columbia Diversified Equity Income(m)	First $0.50	0.660%	0.600%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Dividend Opportunity(n)	First $0.50	0.660%	Columbia Dividend Opportunity – 0.660%
Columbia Strategic Allocation(v)	Next $0.50	0.615%	Columbia Strategic Allocation – 0.540%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Emerging Markets Bond(o)	First $0.50	0.530%	Columbia Emerging Markets Bond – 0.720%
	Next $0.50	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%

Columbia Emerging Markets	First $0.25	1.100%	1.070%
Opportunity	Next $0.25	1.080%
	Next $0.25	1.060%
	Next $0.25	1.040%
	Next $1.0	1.020%
	Next $5.5	1.000%
	Next $2.5	0.985%
	Next $5.0	0.970%
	Net $5.0	0.960%
	Next $4.0	0.935%
	Next $26.0	0.920%
	Over $50.0	0.900%

Columbia Equity Value(p)	First $0.50	0.660%	0.530%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia European Equity(q)	First $0.25	0.800%	0.780%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Statement of Additional Information – Jan. 27, 2012	Page 89

Fund	Assets (billions)	Annual rate at each asset level	Average daily net assets*
Columbia Floating Rate(r)	First $0.25	0.590%	0.580%
Columbia High Yield Bond(t)	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Frontier(s)	First $0.50	0.790%	0.890%
	Next $0.50	0.745%
	Over $1.0	0.700%

Columbia Global Bond(o)	First $1.0	0.570%	0.710%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Columbia Global Equity(c)	First $0.25	0.800%	0.750%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $6.0	0.620%
	Next $8.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Global Extended Alpha	First $0.25	1.050%	1.120%
	Next $0.25	1.030%
	Next $0.50	1.010%
	Over $1.0	0.990%

Columbia Government Money Market	First $1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $0.5	0.313%	Columbia Money Market – 0.310%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Statement of Additional Information – Jan. 27, 2012	Page 90

Fund	Assets (billions)	Annual rate at each asset level	Average daily net assets*
Columbia Income Builder Fund	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

Columbia Income Opportunities(d)	First $0.25	0.590%	0.562%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Inflation Protected	First $1.0	0.440%	0.440%
Securities	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Columbia Large Core Quantitative(m)	First $0.50	0.690%	Columbia Large Core Quantitative – 0.590%
Columbia Large Growth Quantitative(m)	Next $0.50	0.645%	Columbia Large Growth Quantitative – 0.630%
Columbia Large Value Quantitative(e)	Next $0.50	0.600%	Columbia Large Value Quantitative – 0.700%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%

Columbia Limited Duration Credit(l)	First $1.0	0.360%	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Statement of Additional Information – Jan. 27, 2012	Page 91

Fund	Assets (billions)	Annual rate at each asset level	Average daily net assets*
Columbia Marsico Flexible Capital	First $0.5	0.890%	0.890%(a)
	Next $0.5	0.840%
	Next $2.0	0.790%
	Next $3.0	0.770%
	Over $6.0	0.750%
Columbia Mid Cap Growth Opportunity(i )	First $0.5	0.760%	Columbia Mid Cap Growth Opportunity – 0.700%
Columbia Mid Cap Value Opportunity(u)	Next $0.5	0.715%	Columbia Mid Cap Value Opportunity – 0.730%
	Next $0.5	0.670%
	Over $1.5	0.620%
Columbia Minnesota Tax-Exempt(f)	First $0.5	0.400%	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Columbia Multi-Advisor International	First $0.25	0.900%	0.790%
Value	Next $0.25	0.875%
	Next $0.25	0.850%
	Next $0.25	0.825%
	Next $1.0	0.800%
	Over $2.0	0.775%
Columbia Multi-Advisor Small Cap	First $0.25	0.970%	1.000%
Value	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%
Columbia Recovery and Infrastructure	First $1.0	0.650%	0.660%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%
Columbia Select Large-Cap Value(j)	First $0.5	0.710%	0.755%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%
Columbia Select Smaller-Cap Value(k)	First $0.5	0.790%	0.935%
	Next $0.5	0.745%
	Over $1.0	0.700%
Columbia Seligman Communications	First $3.0	0.855%	0.850%
and Information	Next $3.0	0.825%
	Over $6.0	0.725%
Columbia Seligman Global Technology(b)	First $3.0	0.855%	0.950%
	Next $3.0	0.825%
	Over $6.0	0.725%
Columbia U.S. Government Mortgage(g)	First $1.0	0.430%	0.460%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

*	The fee may include an adjustment under the terms of a performance incentive adjustment (see tables 15A and 15B).

(a)	For the fiscal period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.950% to 0.870% as assets increased.

(c)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

Statement of Additional Information – Jan. 27, 2012	Page 92

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(e)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(f)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.410% to 0.250% as assets increased.

(g)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(h)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased.

(i)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(j)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.565% to 0.755% as assets increased.

(k)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.745% to 0.935% as assets increased.

(l)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(m)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(n)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.375% as assets increased.

(o)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.720% to 0.520% as assets increased.

(p)	Prior to June 1, 2011, the investment manager received an annual fee ranging from 0.530% to 0.400% as assets increased.

(q)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(r)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(s)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.885% to 0.700% as assets increased.

(t)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.590% to 0.360% as assets increased.

(u)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(v)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.570% to 0.390% as assets increased.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For certain Equity and Flexible Funds noted in Table 14, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 14. PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Fiscal year ending March 31
Columbia Equity Value(a)	Lipper Large-Cap Value Funds Index	$23,611
Fiscal year ending April 30
Columbia 120/20 Contrarian Equity	Russell 3000 Index	(83,574)
Columbia Recovery and Infrastructure(e)	S&P 500 Index	87,323 (b)
Fiscal year ending May 31
Columbia Multi-Advisor Small Cap Value(e)	Lipper Small-Cap Value Funds Index	156,082
Fiscal year ending June 30
Columbia Dividend Opportunity(e)	Lipper Equity Income Funds Index	1,359,058
Fiscal year ending July 31
Columbia Large Core Quantitative(e)	Lipper Large-Cap Core Funds Index	2,333,133
Fiscal year ending September 30
Columbia Diversified Equity Income(e)	Lipper Equity Income Funds Index	1,858,058
Columbia Large Growth Quantitative(e)	Lipper Large-Cap Growth Funds Index	69,153
Columbia Large Value Quantitative(c)	Lipper Large-Cap Value Funds Index	140,390
Columbia Mid Cap Value Opportunity(e)	Lipper Mid-Cap Value Funds Index	1,014,685
Columbia Strategic Allocation(e)	Lipper Flexible Portfolio Funds Index	(447,021)

Statement of Additional Information – Jan. 27, 2012	Page 93

Fund	PIA Index	Fee Increase or (Decrease)
Fiscal year ending October 31
Columbia Asia Pacific ex-Japan(d)	MSCI All Country Asia Pacific Ex-Japan Index	$(69,322)
Columbia Emerging Markets Opportunity(e)	Lipper Emerging Markets Funds Index	(66,600)
Columbia European Equity(e)	Lipper European Funds Index	(15,810)
Columbia Global Equity(c)	Lipper Global Funds Index	(177,692)
Columbia Global Extended Alpha(e)	MSCI All Country World Index	5,960
Columbia Multi-Advisor International Value(d)	Lipper International Multi-Cap Value Funds Index	(593,194)
Fiscal year ending November 30
Columbia Mid Cap Growth Opportunity(d)	Lipper Mid-Cap Growth Funds Index	(31,091)

(a)	Effective June 1, 2011, the management fee will no longer be adjusted for investment performance relative to the PIA Index.

(b)	The first performance incentive adjustment was made on March 1, 2011. See section titled “Transaction Period” below.

(c)	Effective March 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(d)	Effective April 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(e)	Effective July 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

For all funds noted in Table 14 EXCEPT Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Table 15A. Performance Incentive Adjustment Calculation

Equity Funds		Flexible Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)
4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points
6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the

Statement of Additional Information – Jan. 27, 2012	Page 94

performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

For Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Table 15B. Performance Incentive Adjustment Calculation

Columbia Recovery and Infrastructure		Columbia 120/20 Contrarian Equity Columbia Global Extended Alpha
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 1.00%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	1.00% – 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	6.00% or more	50 basis points
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	N/A
4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	N/A
6.00% or more	12 basis points	N/A

Statement of Additional Information – Jan. 27, 2012	Page 95

For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund’s Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including:

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund’s performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would include elimination of the PIA. Effective October 1, 2010 for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months, except the transitional period for Columbia 120/20 Contrarian Equity Fund will be 18 months, each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by fund shareholders at a shareholder meeting held Feb. 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal was effective in March 2011.

Statement of Additional Information – Jan. 27, 2012	Page 96

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 16. Management Fees and Nonadvisory Expenses

	Management Fees					Nonadvisory expenses
Fund	2011		2010	2009		2011	2010	2009
For funds with fiscal period ending January 31
Columbia Income Builder Fund	N/A		N/A	N/A		$160,083	$101,055	$139,640
Columbia Portfolio Builder Aggressive	N/A		N/A	N/A		257,965	107,162	199,501
Columbia Portfolio Builder Conservative	N/A		N/A	N/A		204,471	151,416	146,492
Columbia Portfolio Builder Moderate	N/A		N/A	N/A		322,390	272,479	278,861
Columbia Portfolio Builder Moderate Aggressive	N/A		N/A	N/A		325,129	290,338	299,503
Columbia Portfolio Builder Moderate Conservative	N/A		N/A	N/A		230,808	164,289	170,774
For funds with fiscal period ending March 31
Columbia Equity Value	$3,875,718		$3,406,527	$4,340,117		389,956	309,679	343,552
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	229,316		360,835	368,969		33,108	31,738	34,475
Columbia Recovery and Infrastructure	4,444,701		2,163,593	45,652(a	)	324,838	232,888	18,717(a )
Columbia Retirement Plus 2010	N/A		N/A	N/A		(1,775)	(2,671)	(4,254)
Columbia Retirement Plus 2015	N/A		N/A	N/A		(4,415)	(7,079)	(7,894)
Columbia Retirement Plus 2020	N/A		N/A	N/A		(4,703)	(7,779)	(9,956)
Columbia Retirement Plus 2025	N/A		N/A	N/A		(5,727)	(11,346)	(12,026)
Columbia Retirement Plus 2030	N/A		N/A	N/A		(5,390)	(9,157)	(9,748)
Columbia Retirement Plus 2035	N/A		N/A	N/A		(4,114)	(8,136)	(7,948)
Columbia Retirement Plus 2040	N/A		N/A	N/A		(3,020)	(7,439)	(6,946)
Columbia Retirement Plus 2045	N/A		N/A	N/A		(3,148)	(7,533)	(6,418)
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	25,529(b	)	N/A	N/A		4,374(b )	N/A	N/A
Columbia Absolute Return Enhanced Multi-Strategy	48,843(c	)	N/A	N/A		8,497(c )	N/A	N/A
Columbia Absolute Return Multi-Strategy	71,189(c	)	N/A	N/A		28,272(c )	N/A	N/A
Columbia High Yield Bond	10,353,350		9,691,900	6,353,707		354,534	(400,525)	(748,008)
Columbia Multi-Advisor Small Cap Value	4,151,219		3,968,159	3,098,591		(300,784)	(684,318)	(963,886)
Columbia U.S. Government Mortgage	1,510,695		1,247,010	1,731,277		(194,816)	(256,078)	(327,855)
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	11,101,095		8,065,963	6,381,215		461,649	(91,086)	(502,682)

Statement of Additional Information – Jan. 27, 2012	Page 97

	Management Fees						Nonadvisory expenses
Fund	2011		2010		2009		2011	2010	2009
For funds with fiscal period ending July 31
Columbia Floating Rate	$3,094,169		$2,466,113		$2,210,544		$303,937	$226,409	$(61,933)
Columbia Income Opportunities	7,531,746		4,451,807		1,913,521		485,939	313,169	291,601
Columbia Inflation Protected Securities	2,373,468		2,886,405		3,322,371		(764,945)	(354,181)	(115,062)
Columbia Large Core Quantitative	23,367,407		21,017,705		9,909,438		(973,406)	(4,112,307)	268,796
Columbia Limited Duration Credit	3,254,713		2,186,361		844,435		(229,794)	(272,368)	(68,816)
Columbia Money Market	7,527,378		8,951,478		12,658,313		(10,704,885)	(13,410,378)	(1,868,463)
For funds with fiscal period ending August 31
Columbia Diversified Bond	21,890,643		19,593,287		15,648,683		(1,233,833)	(1,381,496)	(2,314,025)
Columbia Marsico Flexible Capital	753,659(d	)	N/A		N/A		325,319(d )	N/A	N/A
Columbia Minnesota Tax-Exempt	1,445,485		1,360,384		1,230,393		51,734	44,953	196,213
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	27,693,306		27,123,619		17,053,076		1,107,764	942,822	1,037,819
Columbia Large Growth Quantitative	4,402,170		4,488,490		2,033,555		337,290	239,308	214,462
Columbia Large Value Quantitative	2,292,007		1,711,964		661,677		(86,029)	175,996	168,055
Columbia Mid Cap Value Opportunity	16,135,473		14,465,693		9,896,881		660,364	480,913	776,726
Columbia Strategic Allocation	5,489,365		5,680,661		6,604,411		694,740	541,596	585,299
	2010		2009		2008		2010	2009	2008
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	1,811,957		4,698,565		4,188,137		198,087	205,127	313,877
Columbia Asia Pacific ex-Japan	1,639,719		78,072(e	)	N/A		432,652	21,500(e )	N/A
Columbia Emerging Markets Bond	1,777,437		1,320,292		1,182,004		274,761	82,201	172,124
Columbia Emerging Markets Opportunity	6,678,651		3,791,476		7,352,591		1,214,163	524,327	1,138,897
Columbia European Equity	552,061		600,499		980,629		5,098	(31,736)	223,792
Columbia Frontier	884,356		321,582		579,499		(85,171)	(20,898)	200,110
Columbia Global Bond	3,543,599		3,551,274		5,074,934		27,675	(33,836)	165,694
Columbia Global Equity	3,435,736		2,918,784		5,825,153		372,343	350,276	554,139
Columbia Global Extended Alpha	96,692		64,424		16,485(f	)	5,453	4,234	1,122(f )
Columbia Multi-Advisor International Value	5,751,275		5,749,639		13,239,202		566,858	511,602	1,054,830
Columbia Seligman Global Technology	4,825,096		2,551,543		3,571,473		218,202	386,252	680,094

Statement of Additional Information – Jan. 27, 2012	Page 98

	Management Fees			Nonadvisory expenses
Fund	2010	2009	2008	2010	2009	2008
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	$2,716,984	$2,699,258	$2,764,541	$108,977	$48,345	$506,736
Columbia Mid Cap Growth Opportunity	6,667,459	4,488,355	4,726,590	305,174	281,069	437,496
For funds with fiscal period ending December 31
Columbia Government Money Market	462,678	518,174	893,335	(651,865)	(1,105,030)	6,551
Columbia Select Large-Cap Value	2,692,204	1,486,938	1,732,331	355,259	292,721	282,371
Columbia Select Smaller-Cap Value	3,887,422	1,687,329	2,048,229	(1,052,710)	(186,016)	295,691
Columbia Seligman Communications and Information	31,300,872	25,152,110	28,854,808	1,980,670	1,991,333	2,540,656

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(e)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Manager of Managers Exemption

The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Columbia Seligman Communications and Information, if the fund were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 17.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

Statement of Additional Information – Jan. 27, 2012	Page 99

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 17. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Threadneedle International Limited(b) (Threadneedle) (effective April 11, 2011)	A	0.60% on the first $500 million, reducing to 0.51% as assets increase
Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	B	1.00% on the first $10 million, reducing to 0.30% as assets increase
	Donald Smith & Co., Inc. (Donald Smith)(a) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase
	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	C	0.50% on all assets
	Turner Investment Partners, Inc. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)
For funds with fiscal period ending August 31
Columbia Marsico Flexible Capital Fund	Marsico Capital Management, LLC (Marsico Capital) (effective Sept. 22, 2010)	D	0.45% on all assets
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle (effective July 15, 2009)	A	0.45% on all assets
Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	A	0.50% on all assets
Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	A	0.35% on all assets
Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	A	0.35% on all as assets
Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	A	0.50% on all assets
Columbia Multi-Advisor International Value	Dimensional Fund Advisors, L.P. (DFA) (effective Nov. 16, 2011)	E	0.21% on all assets
	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets
	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Threadneedle and Columbia WAM are affiliates of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

B –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

C –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within the Evergreen Investments unit of its asset management division.

D –	Marsico Capital is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware Limited Liability Company.

E –	Dimensional Fund Advisors, L.P. is controlled by its general partner, Dimensional Holdings, Inc., a Delaware Corporation.

Statement of Additional Information – Jan. 27, 2012	Page 100

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 18. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2011		2010		2009
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Threadneedle	$16,137	(a)	N/A		N/A
Columbia Multi-Advisor	BHMS	528,823		$491,375		$437,027
Small Cap Value	Donald Smith	655,916		587,548		497,789
	MetWest Capital	532,035		491,635		466,432
	Turner	316,205		89,142		N/A	(b)
	Former subadviser: Franklin Portfolio Associates (from March 2004 to June 6, 2008)	N/A		N/A		22,583	(c)
	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	N/A		325,109	(d)	443,715
For funds with fiscal period ending August 31
Columbia Marsico Flexible Capital	Marsico Capital	384,601	(e)	N/A		N/A
		2010		2009		2008
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle	995,409		42,462	(f)	N/A
Columbia Emerging Markets Opportunity	Threadneedle	2,539,990		1,469,749		2,801,637
Columbia European Equity	Threadneedle	247,803		260,772		443,279
Columbia Global Equity	Threadneedle	1,364,749		1,168,151		2,269,177
Columbia Global Extended Alpha	Threadneedle	69,698		43,117		11,750	(g)
Columbia Multi-Advisor	DFA	N/A	(b)	N/A		N/A
International Value	Mondrian	737,673		714,196		77,048	(h)
	Tradewinds	936,676		1,116,798		129,124	(h)
	Former subadvisor: AllianceBernstern L.P. (from Sept. 17, 2001 to Nov. 16, 2011)	1,603,210		2,170,338		6,268,208

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.
(c)	For the period from June 1, 2008 to June 6, 2008.
(d)	For the period from June 1, 2009 to Feb. 19, 2010.
(e)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(f)	For the period from July 15, 2009 to Oct. 31, 2009.
(g)	For the period from Aug. 1, 2008 to Oct. 31, 2008.
(h)	For the period from Aug. 18, 2008 to Oct. 31, 2008.

Statement of Additional Information – Jan. 27, 2012	Page 101

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 19. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
For funds with fiscal period ending January 31
Columbia Income Builder	Colin Lundgren	15 RICs 10 other accounts	$53.75 billion $277.55 million	3 RICs ($3.48 B)	None	(4)	(13)
	Gene R. Tannuzzo	12 RICs 2 other accounts	$43.35 billion $0.10 million	None	None
Columbia Portfolio Builder Aggressive	Kent M. Bergene(b)	26 RICs 7 other accounts	$5.22 billion $1.67 million	None	$50,001 – $100,000	(1)	(14)
	Colin Moore	29 RICs	$7.57 billion	1 RIC ($1.04 B)	None
	David M. Joy	27 RICs 6 other accounts	$6.27 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)
	Anwiti Bahuguna	27 RICs 7 other accounts	$6.27 billion $16.84 million	1 RIC ($1.04 B)	None
	Kent Peterson	27 RICs 4 other accounts	$6.27 billion $0.63 million	1 RIC ($1.04 B)	None
	Marie M. Schofield	27 RICs	$6.27 billion	1 RIC ($1.04 B)	None
Columbia Portfolio Builder Conservative	Kent M. Bergene(b)	26 RICs 7 other accounts	$5.54 billion $1.67 million	None	$10,001 – $50,000	(1)	(14)
	Colin Moore	29 RICs	$7.88 billion	1 RIC ($1.04 B)	None
	David M. Joy	27 RICs 6 other accounts	$6.58 billion $1.43 million	1 RIC ($1.04 B)	$100,001 – $500,000	(1)	(13)
	Anwiti Bahuguna	27 RICs 7 other accounts	$6.58 billion $16.84 million	1 RIC ($1.04 B)	None
	Kent Peterson	27 RICs 4 other accounts	$6.58 billion $0.63 million	1 RIC ($1.04 B)	None
	Marie M. Schofield	27 RICs	$6.58 billion	1 RIC ($1.04 B)	None
Columbia Portfolio Builder Moderate Aggressive	Kent M. Bergene(b)	26 RICs 7 other accounts	$4.60 billion $1.67 million	None	$50,001 – $100,000	(1)	(14)
	Colin Moore	29 RICs	$6.95 billion	1 RIC ($1.04 B)	None
	David M. Joy	27 RICs 6 other accounts	$5.65 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)
	Anwiti Bahuguna	27 RICs 7 other accounts	$5.65 billion $16.84 million	1 RIC ($1.04 B)	None
	Kent Peterson	27 RICs 4 other accounts	$5.65 billion $0.63 million	1 RIC ($1.04 B)	None
	Marie M. Schofield	27 RICs	$5.65 billion	1 RIC ($1.04 B)	None
Columbia Portfolio Builder Moderate Conservative	Kent M. Bergene(b)	26 RICs 7 other accounts	$5.32 billion $1.67 million	None	$10,001 – $50,000	(1)	(14)
	Colin Moore	29 RICs	$7.67 billion	1 RIC ($1.04 B)	None
	David M. Joy	27 RICs 6 other accounts	$6.37 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)
	Anwiti Bahuguna	27 RICs 7 other accounts	$6.37 billion $16.84 million	1 RIC ($1.04 B)	None
	Kent Peterson	27 RICs 4 other accounts	$6.37 billion $0.63 million	1 RIC ($1.04 B)	None
	Marie M. Schofield	27 RICs	$6.37 billion	1 RIC ($1.04 B)	None

Statement of Additional Information – Jan. 27, 2012	Page 102

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia Portfolio Builder Moderate	Kent M. Bergene(b)	26 RICs 7 other accounts	$4.40 billion $1.67 million	None	$100,001 – $500,000	(1)	(14)
	Colin Moore	29 RICs	$6.75 billion	1 RIC ($1.04 B)	None
	David M. Joy	27 RICs 6 other accounts	$5.45 billion $1.43 million	1 RIC ($1.04 B)	None	(1)	(13)
	Anwiti Bahuguna	27 RICs 7 other accounts	$5.45 billion $16.84 million	1 RIC ($1.04 B)	None
	Kent Peterson	27 RICs 4 other accounts	$5.45 billion $0.63 million	1 RIC ($1.04 B)	None
	Marie M. Schofield	27 RICs	$5.45 billion	1 RIC ($1.04 B)	None
For funds with fiscal period ending March 31
Columbia Equity Value	Steve Schroll	12 RICs 2 PIVs 18 other accounts(c)	$15.69 billion $68.67 million $656.99 million	8 RICs ($15.06 B)	$50,001 – $100,000	(2)	(13)
	Laton Spahr	12 RICs 2 PIVs 15 other accounts(c)	$15.69 billion $68.67 million $657.12 million	8 RICs ($15.06 B)	$100,001 – $500,000
	Paul Stocking	12 RICs 2 PIVs 21 other accounts(c)	$15.69 billion $68.67 million $667.28 million	8 RICs ($15.06 B)	$50,001 – $100,000
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	Steve Schroll	11 RICs 2 PIVs 18 other accounts(c)	$16.25 billion $71.02 million $673.39 million	4 RICs ($10.38 B)	$10,001– $50,000	(2)	(13)
	Laton Spahr	11 RICs 2 PIVs 15 other accounts(c)	$16.25 billion $71.02 million $674.87 million	4 RICs ($10.38 B)	$500,001 – $1,000,000
	Paul Stocking	11 RICs 2 PIVs 21 other accounts(c)	$16.25 billion $71.02 million $682.0 million	4 RICs ($10.38 B)	$100,001 – $500,000
Columbia Recovery and Infrastructure	Warren Spitz	7 other accounts	$9.28 million	None	Over $1,000,000	(2)	(13)
Columbia Retirement Plus 2010	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.54 billion $1.83 million	None	None	(1)	(14)
	Todd White	9 RICs 7 PIVs 43 other accounts	$269.36 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None
	Anwiti Bahuguna	19 RICs 4 other accounts	$8.14 billion $0.21 million	None	None	(1)	(13)
	Kent Peterson	22 RICs 7 other accounts	$8.26 billion $1.67 million	None	None
Columbia Retirement Plus 2015	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)
	Todd White	9 RICs 7 PIVs 43 other accounts	$255.34 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None
	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)
	Kent Peterson	22 RICs 7 other accounts	$8.25 billion $1.67 million	None	None

Statement of Additional Information – Jan. 27, 2012	Page 103

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia Retirement Plus 2020	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)
	Todd White	9 RICs 7 PIVs 43 other accounts	$253.7 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None
	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)
	Kent Peterson	22 RICs 7 other accounts	$8.25 billion $1.67 million	None	None
Columbia Retirement Plus 2025	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.52 billion $1.83 million	None	None	(1)	(14)
	Todd White	9 RICs 7 PIVs 43 other accounts	$246.17 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None
	Anwiti Bahuguna	19 RICs 4 other accounts	$8.12 billion $0.21 million	None	None	(1)	(13)
	Kent Peterson	22 RICs 7 other accounts	$8.24 billion $1.67 million	None	None
Columbia Retirement Plus 2030	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.52 billion $1.83 million	None	$50,001 – $100,000	(1)	(14)
	Todd White	9 RICs 7 PIVs 43 other accounts	$247.85 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None
	Anwiti Bahuguna	19 RICs 4 other accounts	$8.12 billion $0.21 million	None	None	(1)	(13)
	Kent Peterson	22 RICs 7 other accounts	$8.24 billion $1.67 million	None	None
Columbia Retirement Plus 2035	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)
	Todd White	9 RICs 7 PIVs 43 other accounts	$255.2 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None
	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)
	Kent Peterson	22 RICs 7 other accounts	$8.25 billion $1.67 million	None	None
Columbia Retirement Plus 2040	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)
	Todd White	9 RICs 7 PIVs 43 other accounts	$261.56 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None
	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)
	Kent Peterson	22 RICs 7 other accounts	$8.26 billion $1.67 million	None	None
Columbia Retirement Plus 2045	Kent M. Bergene(b)	23 RICs 7 other accounts	$49.53 billion $1.83 million	None	None	(1)	(14)
	Todd White	9 RICs 7 PIVs 43 other accounts	$260.52 million $2.66 million $47.84 billion	1 other account ($50.87 M)	None
	Anwiti Bahuguna	19 RICs 4 other accounts	$8.13 billion $0.21 million	None	None	(1)	(13)
	Kent Peterson	22 RICs 7 other accounts	$8.26 billion $1.67 million	None	None

Statement of Additional Information – Jan. 27, 2012	Page 104

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Threadneedle:
	Richard House	7 PIVs 1 other account	$1.51 billion $293.2 million	2 PIVs ($73.5 M)	None(i)	(10)	(25)
	Agnes Belaisch	3 PIVs	$106.0 million	2 PIVs ($73.5 M)	None(i)

Columbia Absolute Return Enhanced Multi-Strategy	Todd White	8 RICs 7 PIVs 43 other accounts	$230.10 million $2.43 billion $48.29 billion	1 other account ($50.88 M)	$500,001 – $1,000,000	(2)	(13)
	Kent M. Peterson	21 RICs 7 other accounts	$8.10 billion $1.54 million	1 RIC (1.03 B)	None

Columbia Absolute Return Multi-Strategy	Todd White	8 RICs 7 PIVs 43 other accounts	$199.02 million $2.43 billion $48.29 billion	1 other account ($50.88 M)	$500,001 – $1,000,000	(2)	(13)
	Kent M. Peterson	21 RICs 7 other accounts	$8.07 billion $1.54 million	1 RIC (1.03 B)	None
Columbia High Yield Bond	Jennifer Ponce de Leon	5 RICs 1 PIV 25 other accounts	$10.05 billion $18.32 million $36.57 billion	None	$100,001 – $500,000	(2)	(13)
	Brian Lavin	15 RICs 1 PIV 3 other accounts	$23.59 billion $18.32 million $465.64 million	None	None
Columbia Multi-Advisor Small Cap Value	Donald Smith:
	Donald G. Smith	2 RICs 2 PIVs	$1.12 billion $21.0 million	1 RIC ($1.06 B); 1 other accounts	None	(6)	(16)
	Richard L. Greenberg	37 other accounts	$2.30 billion	($94 M)
	BHMS:
	James S. McClure	4 RICs	$991.3 million
	John P. Harloe	1 PIV	$6.7 million	None	None	(8)	(17)
		18 other accounts	$956.0 million
	MetWest Capital:
	Samir Sikka	3 RICs	$454.3 million	2 other accounts	None	(9)	(18)
		2 PIVs	$118.2 million	($305.4 M)
		11 other accounts	$499.6 million
	Turner:
	David Kovacs	3 RICs	$389.0 million	1 PIV ($6 M)	None	(3)	(15)
		6 PIVs	$106.0 million
		4 other accounts	$43.0 million
Columbia U.S. Government Mortgage	Jason J. Callan	2 RICs 3 other accounts	$1.80 billion $0.64 million	None	$100,001 – $500,000	(2)	(13)
	Tom Heuer	2 RICs	$1.80 billion	None	$50,001 –
		2 other accounts	$0.57 million		$100,000
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	Steve Schroll	11 RICs	$414.69 billion	3 RICs ($7.1 B)	$100,001 –
		2 PIVs	$69.54 million		$500,000
		524 other accounts	$651.27 million
	Laton Spahr	11 RICs	$414.69 billion	3 RICs ($7.1 B)	$500,001 –
		2 PIVs	$69.54 million		$1,000,000	(2)	(13)
		521 other accounts	$653.01 million
	Paul Stocking	11 RICs	$414.69 billion	3 RICs ($7.1 B)	$100,001 –
		2 PIVs	$69.54 million		$500,000
		527 other accounts	$659.99 million

Statement of Additional Information – Jan. 27, 2012	Page 105

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
For funds with fiscal period ending July 31
Columbia Floating Rate	Lynn Hopton	10 PIVs	$4.05 billion	None	None	(2)	(19)
		16 other accounts	$30.71 billion
	Yvonne Stevens	10 PIVs	$4.05 billion	None	None
		15 other accounts	$30.70 billion
	Steve Staver	10 other accounts	$1.72 million	None	None
Columbia Income Opportunities	Brian Lavin	13 RICs	$105.92 billion	None	$50,001 –	(2)	(13)
		1 PIV 3 other accounts	$18.80 million $539.09 million		$100,000
Columbia Inflation Protected Securities	Nicholas Pifer	6 RICs	$5.70 billion	None	None	(2)	(13)
		1 PIV	$7.02 million
		17 other accounts	$32.63 billion
	Vishal Khanduja	1 RIC	$2.86 billion	None	None
		3 other accounts	$0.27 million
Columbia Large Core Quantitative	Brian M. Condon	11 RICs	$4.42 billion	None	None	(2)	(21)
		9 PIVs	$548.0 million
		39 other accounts	$3.12 billion
	Oliver Buckley	5 RICs	$2.85 billion	None	None
		7 other accounts	$5.0 million
Columbia Limited Duration Credit	Tom Murphy	5 RICs	$13.42 billion	None	Over	(2)	(13)
		2 PIVs	$404.59 million		$1,000,000
		16 other accounts	$33.73 billion
	Timothy J. Doubek	2 RICs	$3.40 billion	None	$100,001 –
		6 other accounts	$60.16 million		$500,000
For funds with fiscal period ending August 31
Columbia Diversified Bond	Brian Lavin	13 RICs	$18.52 billion	None	None	(2)	(13)
		1 PIV	$18.48 million
		3 other accounts	$515.44 million
	Alexander D. Powers	4 RICs	$9.23 billion	None	None	(2)	(21)
		8 PIVs	$1.90 billion
		3 other accounts	$1.14 million
	Carl W. Pappo	3 RICs	$9.21 billion	None	None
		7 PIVs	$1.78 billion
		12 others accounts	$994.81 million
	Michael Zazzarino	4 RICs	$9.20 billion	None	None
		5 PIVs	$1.08 billion
		8 others accounts	$207.82 million
Columbia Marsico Flexible Capital	Marsico Capital:
	A. Douglas Rao	25 RICs 8 PIVs 89 other accounts	$16.07 billion $1.06 billion $10.42 billion	None	None	(12)	(26)
Columbia Minnesota Tax-Exempt	Catherine Stienstra	5 RICs 3 other accounts	$1.50 billion $0.18 million	None	None	(2)	(13)

For fund with fiscal period ending September 30
Columbia Diversified Equity Income	Steve Schroll	11 RICs 2 PIVs 16 other accounts	$10.56 billion $59.79 million $477.74 million	1 RIC ($20.4 M)	$50,001 – $100,000	(2)	(13)

	Laton Spahr	11 RICs 2 PIVs 13 other accounts	$10.25 billion $59.79 million $479.33 million	1 RIC ($20.4 M)	$10,001 – $50,000

	Paul Stocking	11 RICs 2 PIVs 19 other accounts	$10.56 billion $59.79 million $484.82 million	1 RIC ($20.4 M)	$50,001 – $100,000

Statement of Additional Information – Jan. 27, 2012	Page 106

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia Large Growth Quantitative	Brian M. Condon	9 RICs 9 PIVs 37 other accounts	$6.2 billion $461.0 million $2.73 billion	None	$10,001 – $50,000	(2)	(21)
	Oliver Buckley	5 RICs 3 PIVs 30 other accounts	$4.84 billion $200.0 million $2.63 billion	None	None
Columbia Large Value Quantitative	Brian M. Condon	9 RICs 9 PIVs 37 other accounts	$6.48 billion $461.0 million $2.73 billion	None	$10,001 – $50,000	(2)	(21)
	Oliver Buckley	5 RICs 3 PIVs 30 other accounts	$5.11 billion $200.0 million $2.63 billion	None	None
Columbia Mid Cap Value Opportunity	Steve Schroll	11 RICs 2 PIVs 16 other accounts	$12.77 billion $59.79 million $477.74 million	1 RIC ($20.4 M)	$50,001 – $100,000	(2)	(20)
	Laton Spahr	11 RICs 2 PIVs 13 other accounts	$12.77 billion $59.79 million $479.33 million	1 RIC ($20.4 M)	$50,001 – $100,000
	Paul Stocking	11 RICs 2 PIVs 19 other accounts	$12.77 billion $59.79 million $484.82 million	1 RIC ($20.4 M)	$50,001 – $100,000
Columbia Strategic Allocation	Anwiti Bahuguna	19 RICs 29 PIVs 13 other accounts	$5.91 billion $4.29 billion $223.0 million	None	None	(2)	(21)
	Fred Copper(j)	5 RICs 2 PIVs 9 other accounts	$1.96 billion $385.1 million $40.87 million	None	None
	Marie M. Schofield	19 RICs 29 PIVs 15 other accounts	$5.91 billion $4.29 billion $223.0 million	None	None
	Colin Moore	23 RICs 26 PIVs 21 other accounts	$9.8 billion $2.4 billion $239.0 million	None	None	(2)	(14)
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.38 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$50,001 – $100,000	(2)	(13)
Columbia Asia Pacific ex-Japan	Threadneedle:				None(i)	(10)	(25)
	Vanessa Donegan	5 RICs 9 other accounts	$3.86 billion $4.62 billion	2 RICs
	Rafael Polatinsky	2 RICs 3 other accounts	$1.66 billion $840.0 million	2 RICs
Columbia Emerging Markets Bond	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.02 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$10,001 – $50,000	(2)	(13)
	Jim Carlene	6 PIVs 5 other accounts	$63.99 million $1.32 million	None	$10,001 – $50,000
Columbia Emerging Markets Opportunity	Threadneedle:				None(i)	(10)	(25)
	Irina Miklavchich(g)	1 other accounts	$191.52 million	None
	Vanessa Donegan	5 RICs 9 other accounts	$4.64 billion $4.62 billion	2 RICs
	Rafael Polatinsky	2 RICs 5 PIVs 3 other accounts	$1.29 billion $564.21 million $603.52 million	2 RICs ($1.29 B)

Statement of Additional Information – Jan. 27, 2012	Page 107

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia European Equity	Threadneedle:
	Dan Ison	4 RICs	$1.07 billion	1 RIC ($95 M)	None(i)	(10)	(25)
Columbia Frontier	John K. Schonberg	8 RICs 2 PIVs 6 other accounts	$1.85 billion $29.31 million $1.58 million	2 RICs ($1.46 B)	None	(2)	(13)
	Sam Murphy	2 RICs 3 other accounts	$1.46 billion $0.14 million		None
	Mike Marzolf	2 RICs 3 other accounts	$1.46 billion $0.08 million		None
Columbia Global Bond	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.02 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$50,001 – $100,000	(2)	(13)
Columbia Global Equity	Threadneedle:				None(i)	(10)	(25)
	Stephen Thornber	3 RICs 1 other account	$114.0 million $455.0 million	2 RICs ($79 M)
	Esther Perkins(h)	1 RIC 1 PIV 4 other accounts	$551.87 million $16.0 million $709.0 million	None
Columbia Global Extended Alpha	Threadneedle:				None(i)	(10)	(25)
	Neil Robson(k)	None	N/A	N/A
	Stephen Thornber(h)	3 RICs 1 other account	$567.0 million $152.0 million	2 RICs ($479 M)
Columbia Multi- Advisor International Value	DFA:				None	(11)	(22)
	Stephen A. Clark(l)	95 RICs 25 PIVs 72 other accounts	$159.45 billion $28.05 billion $13.59 billion	1 PIV ($207.83 M) 3 other accounts ($517.96 M)
	Karen Umland(l)	37 RICs 6 PIVs 27 other accounts	$70.27 billion $1.71 billion $9.80 billion	3 other accounts ($517.96 M)
	Jed Fogdall(l)	37 RICs 6 PIVs 27 other accounts	$70.27 billion $1.71 billion $9.80 billion	3 other accounts ($517.96 M)
	Joseph Chi(l)	37 RICs 6 PIVs 27 other accounts	$70.27 billion $1.71 billion $9.80 billion	3 other accounts ($517.96 M)
	Mondrian:
	Ormala Krishnan	1 RIC 1 PIV 9 other accounts	$456.0 million $1.54 billion $1.19 million	None	None	(5)	(23)
	Tradewinds:			None	None	(7)	(24)
	Peter Boardman	6 RICs 11 PIVs 40,383 other accounts	$2.17 billion $984.8 million $13.31 billion
	Alberto Jimenez Crespo	6 RICs 11 PIVs 40,380 other accounts	$2.19 billion $985.0 million $13.11 billion

Statement of Additional Information – Jan. 27, 2012	Page 108

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia Seligman Global Technology	Richard M. Parower	3 RICs 5 PIVs 9 other accounts	$3.97 billion $1.96 billion $416.27 million		None
	Paul H. Wick	4 RICs 5 PIVs 6 other accounts	$4.27 billion $1.96 billion $411.85 million		None
	Reema D. Shah	3 RICs 5 PIVs 10 other accounts	$3.97 billion $1.96 billion $412.34 million	None	None	(2)	(20)
	Ajay Diwan	4 RICs 5 PIVs 10 other accounts	$4.27 billion $1.96 billion $410.98 million		None
	Benjamin Lu	1 RIC 2 PIVs 1 other account	$5.58 million $26.89 million $0.001 million		None
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	13 RICs 12 other accounts	$4.24 billion $39.69 billion	None	None	(2)	(13)
Columbia Mid Cap Growth Opportunity	George J. Meyers(f)	6 RICs 2 PIVs 239 other accounts	$4.05 billion $195.39 million $358.3 million	None	None	(2)	(21)
	Wayne M. Collette(f)	7 RICs 2 PIVs 245 other accounts	$4.32 billion $195.39 million $359.9 million	None	$10,001 – $50,000
	Lawrence W. Lin(f)	6 RICs 2 PIVs 246 other accounts	$4.05 billion $195.39 million $359.2 million	None	None
	Brian D. Neigut(f)	6 RICs 2 PIVs 248 other accounts	$4.05 billion $195.39 million $358.9 million	None	None
For funds with fiscal period ending December 31
Columbia Select Large-Cap Value	Neil Eigen	5 RICs 1 PIV 70 other accounts(c)	$700.17 million $165.58 million $3.02 billion	None	None	(2)	(13)
	Richard Rosen	5 RICs 1 PIV 46 other accounts(c)	$700.17 million $165.58 million $2.97 billion	None	None
Columbia Select Smaller- Cap Value	Neil Eigen	5 RICs 1 PIV 70 other accounts(c)	$638.76 million $165.58 million $3.02 billion	None	$10,001 – $50,000	(2)	(13)
	Richard Rosen	5 RICs 1 PIV 46 other accounts(c)	$638.76 million $165.58 million $2.97 billion	None	None
Columbia Seligman Communications and Information	Paul Wick	6 RICs 5 PIVs 5 other accounts	$1.12 billion $2.04 billion $299.97 million	None	Over $1,000,000	(2)	(20)
	Richard Parower	5 RICs 5 PIVs 10 other accounts	$807.99 million $1.82 billion $347.38 million	None	None
	Sangeeth Peruri	3 RICs 3 PIVs 9 other accounts	$201.24 million $50.03 million $22.10 million	None	None
	Vishal Saluja(d)	6 PIVs 4 other accounts	$773.62 million $15.36 million	None	None
	Sushil Wagle(d)	None	N/A	N/A	None

Statement of Additional Information – Jan. 27, 2012	Page 109

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b)	Mr. Bergene has overall accountability for the group that monitors the subadvisers for the funds and for making recommendations to the Board on changes to those subadvisers.
(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(d)	The portfolio manager began managing the fund effective Feb. 28, 2011; reporting is provided as of Dec. 31, 2010.
(e)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.
(f)	The portfolio manager began managing the fund effective Aug. 1, 2011; reporting information is as of June 30, 2011.
(g)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of March 31, 2011.
(h)	The portfolio manager began managing the fund effective June 6, 2011; reporting information is provided as of April 30, 2011.
(i)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
(j)	The portfolio manager began managing the fund effective Dec. 15, 2011; reporting information is provided as of Sept. 30, 2011.
(k)	The portfolio manager was new with the company and began managing the fund effective Dec. 8, 2011; therefore does not have other accounts to report.
(l)	The portfolio manager began managing the fund effective Nov. 16, 2011; reporting information is as of June 30, 2011.

Statement of Additional Information – Jan. 27, 2012	Page 110

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

•

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

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A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(3)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the fund’s prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates the fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.

•	The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(5)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information

As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

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Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. See also “Side-by-side management of hedge funds” below.

Cherry picking

Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party

Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

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Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation

There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian

Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity

Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The

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potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure

Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping

Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation

There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting

Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants

Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Side-by-side management of hedge funds (Mondrian Alpha Funds)

Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio. Mondrian acts as investment manager for a Fixed Income Alpha and an Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients. Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or

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more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Step-Out Trades

A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers

Mondrian does not currently have any affiliated brokers.

Window dressing

Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(6)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(7)	Tradewinds: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

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Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(8)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(9)	MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(10)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(11)	DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•

Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular

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investment discipline. Most Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

•

Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

•

Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•

Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12)	Marsico Capital: A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico Capital make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico Capital advises

Statement of Additional Information – Jan. 27, 2012	Page 118

multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico Capital, including Marsico Capital’s Code of Ethics.

Structure of Compensation

(13)	Columbia Management: Portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to applicable benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

Exceptions to this general compensation approach exist for certain teams and individuals.

(14)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

(15)	Turner: Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(16)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(17)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues

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and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(18)	MetWest Capital: Compensation for investment professionals consists of a base salary and bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. While Wells Fargo holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm. MetWest Capital professionals who hold ownership interests in the firm do not receive investment performance-related bonuses. MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over long time periods (typically three to five years). Portfolio managers are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

(19)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(21)

Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a

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portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks:

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group
Anwiti Bahuguna, Colin Moore, Kent Peterson and Marie M. Schofield	Columbia Portfolio Builder Aggressive	S&P 500 Index	Lipper Large Cap Core Funds Classification
	Columbia Portfolio Builder Conservative		Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	Columbia Portfolio Builder Moderate Conservative		Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	Columbia Portfolio Builder Moderate		Lipper Mixed-Asset Target Allocation Moderate Funds Classification
	Columbia Retirement Plus Funds		N/A
	Columbia Strategic Allocation	S&P 500 Index and Barclays Capital Aggregate Bond Index	Lipper Flexible Portfolio Funds
Brian M. Condon	Columbia Large Core Quantitative	S&P 500 Index	Lipper Large Cap Core Funds Classification
	Columbia Large Growth Quantitative	Russell 1000 Growth Index	Lipper Large Cap Core Funds Classification
	Columbia Large Value Quantitative	Russell 1000 Value Index	Lipper Multi Cap Value Funds Classification
Wayne M. Collette, Lawrence W. Lin, George Myers and Brian D. Neigut	Columbia Frontier	Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(22)	DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

(23)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

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3.	Equity Ownership — Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 73% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by Hellman & Friedman LLC. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(24)	Tradewinds: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios;

•	Objective review of stock recommendations and the quality of primary research;

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

(25)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

•	Performance of all portfolios in the individual’s team,

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•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(26)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico Capital’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees. Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico Capital’s business generally.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Statement of Additional Information – Jan. 27, 2012	Page 123

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fee is calculated as follows:

Table 20. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia 120/20 Contrarian Equity	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income
Columbia Absolute Return Emerging Markets Macro
Columbia Absolute Return Enhanced Multi-Strategy
Columbia Absolute Return Multi-Strategy
Columbia Asia Pacific ex-Japan
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value
Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Emerging Markets Bond(a)
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia U.S. Government Mortgage
Columbia Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Marsico Flexible Capital
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
Columbia Seligman Global Technology(b)
Columbia Strategic Allocation(a)

Statement of Additional Information – Jan. 27, 2012	Page 124

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045
	$0 – 250,000,000	$250,000,001 – $1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Minnesota Tax-Exempt(c)	0.070%	0.065%	0.060%	0.050%	0.040%

(a)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(c)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.070% on the first $500,000,000, reducing to 0.040% as asset levels increased.

Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the rate of the fund’s average daily net assets of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. Administrative Fees

	Administrative services fees paid in:			Average daily net assets
Fund	2011	2010	2009
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$46,129	$45,313	$56,956	0.020%
Columbia Portfolio Builder Aggressive	108,050	89,504	96,644	0.020
Columbia Portfolio Builder Conservative	53,134	45,451	36,929	0.020
Columbia Portfolio Builder Moderate	256,754	201,685	193,553	0.020
Columbia Portfolio Builder Moderate Aggressive	222,425	186,977	205,250	0.020
Columbia Portfolio Builder Moderate Conservative	91,647	75,988	72,830	0.020
For funds with fiscal period ending March 31
Columbia Equity Value	430,923	391,620	448,794	0.060

Statement of Additional Information – Jan. 27, 2012	Page 125

	Administrative services fees paid in:					Average daily net assets
Fund	2011		2010	2009
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	$26,349		$31,739	$31,071		0.080%
Columbia Recovery and Infrastructure	393,602		199,325	4,214	(a)	0.060
Columbia Retirement Plus 2010	1,774		1,647	2,441		0.020
Columbia Retirement Plus 2015	4,414		4,050	4,449		0.020
Columbia Retirement Plus 2020	4,703		4,355	4,871		0.020
Columbia Retirement Plus 2025	5,727		4,903	5,145		0.020
Columbia Retirement Plus 2030	5,390		4,981	5,001		0.020
Columbia Retirement Plus 2035	4,112		3,476	3,258		0.020
Columbia Retirement Plus 2040	3,017		2,435	2,051		0.020
Columbia Retirement Plus 2045	3,049		2,262	1,726		0.020
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	2,220	(b)	N/A	N/A		0.080
Columbia Absolute Return Enhanced Multi-Strategy	4,247	(c)	N/A	N/A		0.080
Columbia Absolute Return Multi-Strategy	6,945	(c)	N/A	N/A		0.080
Columbia High Yield Bond	1,148,320		1,077,547	722,190		0.060
Columbia Multi-Advisor Small Cap Value	332,878		300,718	277,260		0.080
Columbia U.S. Government Mortgage	227,058		181,856	252,478		0.070
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	911,737		681,093	642,082		0.060
For funds with fiscal period ending July 31
Columbia Floating Rate	353,645		282,996	253,669		0.070
Columbia Income Opportunities	849,422		499,304	219,083		0.070
Columbia Inflation Protected Securities	375,558		451,332	515,776		0.070
Columbia Large Core Quantitative	1,858,033		1,911,088	1,094,618		0.050
Columbia Limited Duration Credit	476,431		317,896	123,147		0.070
Columbia Money Market	1,289,536		1,551,462	2,132,989		0.050
For funds with fiscal period ending August 31
Columbia Diversified Bond	2,918,620		2,608,739	2,122,615		0.060
Columbia Marsico Flexible Capital(d)	50,808		N/A	N/A		0.060
Columbia Minnesota Tax-Exempt	248,745		235,979	212,293		0.070
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	2,237,285		2,189,480	1,985,768		0.050
Columbia Large Growth Quantitative	410,431		428,326	203,583		0.060
Columbia Large Value Quantitative	195,904		160,909	69,490		0.060
Columbia Mid Cap Value Opportunity	1,178,639		1,176,703	946,227		0.050
Columbia Strategic Allocation	737,125		890,778	962,590		0.070

Statement of Additional Information – Jan. 27, 2012	Page 126

	Administrative services fees paid in:					Average daily net assets
Fund	2010	2009		2008
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$162,872	$417,444		$373,454		0.080
Columbia Asia Pacific ex-Japan	172,133	7,807	(e)	N/A		0.080
Columbia Emerging Markets Bond	197,667	146,703		131,334		0.080
Columbia Emerging Markets Opportunity	491,606	280,656		498,019		0.080
Columbia European Equity	56,787	50,304		96,107		0.080
Columbia Frontier*	76,326	10,073		N/A		0.080
Columbia Global Bond	400,481	401,109		572,976		0.080
Columbia Global Equity	366,549	340,869		549,601		0.080
Columbia Global Extended Alpha	6,913	4,908		1,256	(f)	0.080
Columbia Multi-Advisor International Value	568,821	651,133		1,395,090		0.080
Columbia Seligman Global Technology*	405,545	102,757		N/A		0.080
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	455,742	453,062		463,150		0.070
Columbia Mid Cap Growth Opportunity	549,847	339,961		471,791		0.060
For funds with fiscal period ending December 31
Columbia Government Money Market*	84,123	41,094		N/A		0.060
Columbia Select Large-Cap Value*	213,950	76,758		N/A		0.060
Columbia Select Smaller-Cap Value*	332,614	96,841		N/A		0.080
Columbia Seligman Communications and Information*	1,848,982	868,517		N/A		0.050

*	Prior to June 15, 2009 for Columbia Seligman Global Technology and Columbia Government Money Market and prior to June 29, 2009 for Columbia Frontier, Columbia Seligman Communications and Information, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(e)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – Jan. 27, 2012	Page 127

TRANSFER AGENCY SERVICES

The funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

For Class A, Class B, Class C, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition, for Class A, Class B, Class C, Class R, Class W and Class Z, the fund reimburses the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund subject to an annual limitation of 0.20% of the average aggregate value of the fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are reimbursed in an amount equal to $16.00 annually, calculated monthly based on the total number of positions in such account at the end of such month). For Class R3, Class R4 and Class R5, the fees paid to the transfer agent for expenses paid to financial intermediaries to maintain omnibus accounts are subject to an annual limitation of 0.05% of the net assets attributable to such shares. Class I does not pay transfer agency fees.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class R3 and Class R4 shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to each of Class R3 and R4.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

Statement of Additional Information – Jan. 27, 2012	Page 128

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”), an indirect wholly-owned subsidiary of Columbia Management, 225 Franklin Street, Boston, MA 02110, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 22. Sales Charges Paid to Distributor

	Sales charges paid to Distributor					Amount retained after paying commissions and other expenses
Fund	2011		2010	2009		2011		2010	2009
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$322,807		$245,462	$466,216		$(27,665)		$(86,426)	$(21,562)
Columbia Portfolio Builder Aggressive	1,574,105		1,656,276	2,081,242		394,806		417,384	552,795
Columbia Portfolio Builder Conservative	504,954		524,245	528,590		(10,703)		8,450	16,829
Columbia Portfolio Builder Moderate	3,173,653		2,911,626	3,277,766		452,841		507,020	661,689
Columbia Portfolio Builder Moderate Aggressive	3,162,530		3,171,640	4,181,445		697,760		795,856	1,125,393
Columbia Portfolio Builder Moderate Conservative	837,605		885,194	982,012		30,760		111,387	153,386
For funds with fiscal period ending March 31
Columbia Equity Value	227,960		245,798	374,068		45,473		28,520	65,246
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	18,664		44,207	57,137		(10,510)		2,401	5,429
Columbia Recovery and Infrastructure	359,158		1,817,351	221,190	(a)	(630,992)		337,598	(7,085	)(a)
Columbia Retirement Plus 2010	13,519		6,098	7,536		10,836		2,480	1,465
Columbia Retirement Plus 2015	8,022		12,014	17,354		3,892		5,364	5,173
Columbia Retirement Plus 2020	18,272		20,614	26,015		7,467		8,068	12,539
Columbia Retirement Plus 2025	12,025		15,117	21,208		5,008		6,222	7,872
Columbia Retirement Plus 2030	13,291		14,540	19,999		5,330		5,797	9,336
Columbia Retirement Plus 2035	12,622		11,125	14,670		5,645		5,669	6,101
Columbia Retirement Plus 2040	12,804		18,304	17,700		6,233		8,927	8,815
Columbia Retirement Plus 2045	13,072		15,018	16,697		4,837		6,063	6,510
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0	(b)	N/A	N/A		0	(b)	N/A	N/A
Columbia Absolute Return Enhanced Multi-Strategy	47,292	(c)	N/A	N/A		12,337	(c)	N/A	N/A
Columbia Absolute Return Multi-Strategy	16,127	(c)	N/A	N/A		(743	)(c)	N/A	N/A
Columbia High Yield Bond	941,458		1,321,507	974,983		133,482		297,716	108,896
Columbia Multi-Advisor Small Cap Value	282,634		305,205	287,969		66,160		56,453	38,780
Columbia U.S. Government Mortgage	115,517		109,683	101,207		16,143		(17,796)	(70,344)
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	1,576,417		1,058,723	798,182		444,443		175,949	39,934

Statement of Additional Information – Jan. 27, 2012	Page 129

	Sales charges paid to Distributor					Amount retained after paying commissions and other expenses
Fund	2011		2010	2009		2011	2010	2009
For funds with fiscal period ending July 31
Columbia Floating Rate	$594,876		$240,774	$189,836		$46,944	$(11,075)	$11,806
Columbia Income Opportunities	863,014		1,196,954	951,690		61,113	271,045	251,745
Columbia Inflation Protected Securities	146,207		236,120	332,292		(11,904)	15,969	101,013
Columbia Large Core Quantitative	529,681		1,610,548	261,402		(468,394)	377,765	67,822
Columbia Limited Duration Credit	594,441		1,033,053	145,544		(110,348)	119,494	17,573
Columbia Money Market	67,101		106,803	367,743		67,101	106,058	367,712
For funds with fiscal period ending August 31
Columbia Diversified Bond	933,524		1,584,251	1,922,949		56,931	77,260	(92,219)
Columbia Marsico Flexible Capital	173,179	(d)	N/A	N/A		59,141 (d)	N/A	N/A
Columbia Minnesota Tax-Exempt	376,847		551,051	406,782		(64,338)	2,712	84,001
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	1,994,909		2,471,025	3,383,179		280,285	469,210	496,151
Columbia Large Growth Quantitative	45,329		66,276	69,425		14,046	20,395	15,099
Columbia Large Value Quantitative	34,889		8,953	2,270		24,983	2,821	566
Columbia Mid Cap Value Opportunity	637,323		740,978	954,172		61,919	27,902	207,568
Columbia Strategic Allocation	929,592		1,306,148	2,055,294		98,387	98,496	347,495
	2010		2009	2008		2010	2009	2008
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	16,140		118,256	288,047		(14,128)	40,664	52,383
Columbia Asia Pacific ex-Japan	0	(e)	N/A	N/A		0 (e)	N/A	N/A
Columbia Emerging Markets Bond	203,192		70,770	41,906		90,529	28,245	10,486
Columbia Emerging Markets Opportunity	724,041		558,505	780,872		173,575	140,308	(4,109,358)
Columbia European Equity	76,299		68,398	124,828		23,361	19,191	35,391
Columbia Frontier	39,206		1,357	10,431		7,033	735	1,351
Columbia Global Bond	222,999		218,412	391,577		26,401	32,697	118,930
Columbia Global Equity	283,968		361,007	800,774		38,823	60,748	114,011
Columbia Global Extended Alpha	8,879		8,674	1,795	(f)	2,679	3,445	307 (f)
Columbia Multi-Advisor International Value	400,262		580,503	1,584,444		47,685	68,413	235,164
Columbia Seligman Global Technology	584,870		221,563	265,528		334,231	184,936	233,685
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	572,842		477,836	319,831		126,310	100,280	64,831
Columbia Mid Cap Growth Opportunity	514,901		453,947	360,393		127,719	131,709	59,123
For funds with fiscal period ending December 31
Columbia Government Money Market	14,410		22,845	N/A		14,356	22,830	N/A
Columbia Select Large-Cap Value	120,615		83,550	112,370		88,311	72,301	14,405
Columbia Select Smaller-Cap Value	183,546		73,571	31,742		33,457	39,883	4,542
Columbia Seligman Communications and Information	3,163,223		3,487,463	1,478,105		2,702,884	3,197,170	187,649

(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(e)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – Jan. 27, 2012	Page 130

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%	0.25%	1.00%(a)
Class I	None	None	None
Class R	up to 0.50%	up to 0.25%	0.50%(a),(c)
Class R3	0.25%	0.25%(d)	0.50%(d)
Class R4	None	0.25%(d)	0.25%(d)
Class R5	None	None	None
Class W	up to 0.25%	up to 0.25%	0.25%(a)
Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(d)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R, Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

Statement of Additional Information – Jan. 27, 2012	Page 131

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 23. 12b-1 Fees

Fund	Class A	Class B	Class C	Class R	Class R3	Class T	Class W
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$485,589	$218,005	$145,913	$5	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive	1,108,814	677,243	285,810	5	N/A	N/A	N/A
Columbia Portfolio Builder Conservative	518,959	355,848	224,193	5	N/A	N/A	N/A
Columbia Portfolio Builder Moderate	2,622,949	1,597,883	742,948	5	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Aggressive	2,294,996	1,400,520	531,595	5	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Conservative	927,776	564,647	305,760	5	N/A	N/A	N/A
For funds with fiscal period ending March 31
Columbia Equity Value	1,660,250	362,020	46,719	155	$441	N/A	$13,315
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	69,945	12,699	23,617	N/A	N/A	N/A	N/A
Columbia Recovery and Infrastructure	1,226,869	215,238	336,724	551	14	N/A	N/A
Columbia Retirement Plus 2010	7,755	N/A	1,389	20	3	N/A	N/A
Columbia Retirement Plus 2015	13,309	N/A	1,240	22	3	N/A	N/A
Columbia Retirement Plus 2020	14,173	N/A	205	444	3	N/A	N/A
Columbia Retirement Plus 2025	9,120	N/A	4,098	152	3	N/A	N/A
Columbia Retirement Plus 2030	7,578	N/A	168	62	3	N/A	N/A
Columbia Retirement Plus 2035	5,627	N/A	740	22	3	N/A	N/A
Columbia Retirement Plus 2040	4,372	N/A	16	62	8	N/A	N/A
Columbia Retirement Plus 2045	4,112	N/A	1,080	22	3	N/A	N/A
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro(a)	1	4	4	2	N/A	N/A	1
Columbia Absolute Return Enhanced Multi-Strategy(b)	1,918	19	579	2	N/A	N/A	1
Columbia Absolute Return Multi-Strategy(b)	2,065	65	880	2	N/A	N/A	1
Columbia High Yield Bond	3,228,856	708,228	739,382	34,387	15,308	N/A	264,499
Columbia Multi-Advisor Small Cap Value	752,848	411,090	87,555	6,145	4,586	N/A	N/A
Columbia U.S. Government Mortgage	371,205	129,323	72,509	N/A	N/A	N/A	N/A
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	3,283,855	620,403	336,200	1,547	2	N/A	30,434
For funds with fiscal period ending July 31
Columbia Floating Rate	883,275	118,867	355,882	250	N/A	N/A	11
Columbia Income Opportunities	1,555,194	389,119	849,581	14	N/A	N/A	6
Columbia Inflation Protected Securities	687,482	132,836	170,856	8,927	N/A	N/A	98,695
Columbia Large Core Quantitative	7,097,899	1,563,265	233,949	12,985	1	N/A	562,882
Columbia Limited Duration Credit	1,128,924	118,326	587,085	N/A	N/A	N/A	8,465
Columbia Money Market	N/A	181,782	N/A	N/A	N/A	N/A	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	8,411,698	968,237	575,759	4,534	29	N/A	1,243,293
Columbia Marsico Flexible Capital(c)	73,108	N/A	42,807	26	N/A	N/A	N/A
Columbia Minnesota Tax-Exempt	832,167	46,928	222,304	N/A	N/A	N/A	N/A

Statement of Additional Information – Jan. 27, 2012	Page 132

Fund	Class A	Class B	Class C	Class R	Class R3	Class T	Class W
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	$9,333,875	$2,361,615	$683,048	$57,984	$268,935	N/A	$9
Columbia Large Growth Quantitative	879,911	24,630	19,012	45	N/A	N/A	304,053
Columbia Large Value Quantitative	23,190	10,377	11,695	38	N/A	$120,792	299,319
Columbia Mid Cap Value Opportunity	3,114,202	890,448	468,277	93,316	177,082	N/A	10
Columbia Strategic Allocation	2,277,282	678,292	350,699	21	N/A	N/A	N/A
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	209,776	13,998	60,110	N/A	N/A	N/A	191,732
Columbia Asia Pacific ex-Japan	7	N/A	2	1	N/A	N/A	N/A
Columbia Emerging Markets Bond	120,941	30,560	14,021	N/A	N/A	N/A	265,437
Columbia Emerging Markets Opportunity	1,147,121	397,712	344,726	65,971	N/A	N/A	1
Columbia European Equity	160,871	53,686	12,402	N/A	N/A	N/A	N/A
Columbia Frontier	126,340	60,987	102,844	494	15	N/A	N/A
Columbia Global Bond	613,780	256,387	61,070	16	5	N/A	136,877
Columbia Global Equity	949,930	300,148	101,910	186	9	N/A	11
Columbia Global Extended Alpha	8,488	3,593	1,535	47	19	N/A	N/A
Columbia Multi-Advisor International Value	1,167,544	672,894	97,984	N/A	N/A	N/A	N/A
Columbia Seligman Global Technology	938,260	225,236	751,268	36,777	12	N/A	N/A
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	1,603,257	120,722	93,036	N/A	N/A	N/A	N/A
Columbia Mid Cap Growth Opportunity	1,863,136	613,235	111,766	218	47	N/A	N/A
For funds with fiscal period ending December 31
Columbia Government Money Market	27,456	32,268	30,841	2,423	N/A	N/A	N/A
Columbia Select Large-Cap Value	595,416	54,039	440,051	48,853	9	N/A	651
Columbia Select Smaller-Cap Value	788,513	289,567	474,722	62,026	10	N/A	N/A
Columbia Seligman Communications and Information	6,972,053	916,980	6,974,792	199,405	135	N/A	N/A

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of June 30, 2011 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 24. Unreimbursed Distribution Expenses

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia 120/20 Contrarian Equity Fund	$72,000	7.19%	$18,000	0.63%
Columbia Absolute Return Currency and Income Fund	65,000	6.81%	23,000	0.63%
Columbia Absolute Return Emerging Markets Macro Fund	—	0.00%	—	0.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund	1,000	3.13%	12,000	0.85%
Columbia Absolute Return Multi-Strategy Fund	5,000	4.78%	19,000	1.00%
Columbia AMT-Free Tax-Exempt Bond Fund	314,000	5.18%	76,000	0.89%
Columbia Asia Pacific ex-Japan Fund	N/A	N/A	1,000	2.21%
Columbia Diversified Bond Fund	6,511,000	7.34%	790,000	1.47%
Columbia Diversified Equity Income Fund	12,701,000	5.15%	760,000	1.09%
Columbia Dividend Opportunity Fund	2,855,000	4.34%	421,000	0.81%

Statement of Additional Information – Jan. 27, 2012	Page 133

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Emerging Markets Bond Fund	$97,000	2.60%	$163,000	1.29%
Columbia Emerging Markets Opportunity Fund	837,000	2.38%	1,436,000	3.94%
Columbia Equity Value Fund	1,191,000	3.89%	59,000	1.23%
Columbia European Equity Fund	142,000	3.52%	25,000	1.57%
Columbia Floating Rate Fund	894,000	6.10%	379,000	0.73%
Columbia Frontier Fund	348,000	5.23%	1,319,000	11.43%
Columbia Global Bond Fund	978,000	6.11%	81,000	1.44%
Columbia Global Equity Fund	1,077,000	3.95%	1,484,000	5.65%
Columbia Global Extended Alpha Fund	34,000	9.08%	1,000	0.55%
Columbia Government Money Market Fund	87,000	3.30%	2,774,000	23.68%
Columbia High Yield Bond Fund	2,765,000	4.55%	8,762,000	11.91%
Columbia Income Builder Fund	1,550,000	2.84%	169,000	0.33%
Columbia Income Opportunities Fund	1,330,000	2.77%	62,000	0.05%
Columbia Inflation Protected Securities Fund	951,000	7.79%	178,000	1.02%
Columbia Large Core Quantitative Fund	9,010,000	5.73%	1,300,000	5.50%
Columbia Large Growth Quantitative Fund	134,000	5.16%	17,000	0.84%
Columbia Large Value Quantitative Fund	8,000	0.45%	0	0.00%
Columbia Limited Duration Credit Fund	600,000	5.00%	523,000	0.75%
Columbia Marsico Flexible Capital Fund	N/A	N/A	69,000	0.75%
Columbia Mid Cap Growth Opportunity Fund	1,772,000	3.18%	114,000	0.88%
Columbia Mid Cap Value Opportunity Fund	4,469,000	4.71%	334,000	0.69%
Columbia Minnesota Tax-Exempt fund	154,000	3.37%	166,000	0.69%
Columbia Money Market Fund	5,401,000	25.96%	116,000	1.19%
Columbia Multi-Advisor International Value Fund	3,101,000	7.38%	163,000	2.15%
Columbia Multi-Advisor Small Cap Value Fund	1,507,000	4.16%	126,000	1.26%
Columbia Portfolio Builder Aggressive Fund	2,569,000	3.87%	212,000	0.61%
Columbia Portfolio Builder Conservative Fund	1,952,000	6.63%	227,000	0.75%
Columbia Portfolio Builder Moderate Aggressive Fund	5,725,000	4.18%	1,264,000	1.75%
Columbia Portfolio Builder Moderate Conservative Fund	2,849,000	5.59%	316,000	0.78%
Columbia Portfolio Builder Moderate Fund	7,158,000	4.73%	1,644,000	1.62%
Columbia Recovery and Infrastructure Fund	166,000	0.73%	159,000	0.32%
Columbia Retirement Plus 2010 Fund	N/A	N/A	—	0.00%
Columbia Retirement Plus 2015 Fund	N/A	N/A	1,000	0.41%
Columbia Retirement Plus 2020 Fund	N/A	N/A	—	0.00%
Columbia Retirement Plus 2025 Fund	N/A	N/A	—	0.00%
Columbia Retirement Plus 2030 Fund	N/A	N/A	—	0.00%
Columbia Retirement Plus 2035 Fund	N/A	N/A	—	0.00%
Columbia Retirement Plus 2040 Fund	N/A	N/A	—	0.00%
Columbia Retirement Plus 2045 Fund	N/A	N/A	2,000	0.76%
Columbia Select Large-Cap Value Fund	71,000	1.62%	2,996,000	5.67%
Columbia Select Smaller-Cap Value Fund	947,000	3.77%	2,781,000	5.68%
Columbia Seligman Communications and Information Fund	106,000	0.14%	20,466,000	2.60%
Columbia Seligman Global Technology Fund	380,000	2.08%	4,583,000	5.70%
Columbia Strategic Allocation Fund	5,060,000	7.38%	384,000	1.11%
Columbia U.S. Government Mortgage Fund	740,000	4.81%	52,000	0.34%

Statement of Additional Information – Jan. 27, 2012	Page 134

PAYMENTS TO FINANCIAL INTERMEDIARIES

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. For purposes of this section the term “financial intermediary” includes any insurance company, broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution, including Ameriprise Financial and its affiliates, having a selling, services or any similar agreement with the distributor and other Ameriprise Financial affiliates.

The distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the funds.

These additional payments by the distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a fund will receive as proceeds from such sales or the distribution fees and expenses paid by the fund as shown under the heading Fees and Expenses of the Fund in the fund’s prospectuses.

Marketing Support Payments

The distributor and the investment manager may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Fund Family (Funds), including, but not limited to, business planning assistance, educating financial intermediary personnel about the funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the distributor attributable to that financial intermediary, gross sales of the Funds distributed by the distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the funds attributable to that intermediary. The distributor and the investment manager may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries, including affiliates of Bank of America Corporation. Such increased payments to a financial intermediary may enable the financial intermediary to offset credits that it may provide to customers.

As of the date of this SAI, the distributor and/or the investment manager had agreed to make marketing support payments with respect to the funds to the financial intermediaries or their affiliates shown below.

•	The 401k Company

•	ADP Broker-Dealer, Inc.

•	AIG/American General

•	American Century Investment Management, Inc.

•	Ameriprise Financial Services, Inc.

•	Ascensus, Inc.

•	AXA Advisors

•	Benefit Plans Administrative Services, Inc.

•	Boston Financial Data Services, Inc.

•	Charles Schwab Trust Company

•	Charles Schwab and Company, Inc.

•	City National Bank

Statement of Additional Information – Jan. 27, 2012	Page 135

•	Clearview Correspondent Services

•	Commonwealth Financial Network

•	CPI Qualified Plan Consultants

•	Daily Access Concepts

•	Davenport & Company

•	Digital Retirement Solutions, Inc.

•	Edward D Jones & Co., L.P.

•	Expertplan, Inc.

•	Fidelity Brokerage Services/National Financial Services

•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company

•	Financial West Investment Group

•	FTJ Fund Choice, LLC

•	Genworth

•	GWFS Equities, Inc.

•	Hartford Life Insurance Company

•	Hartford Securities Distribution Company, Inc.

•	Hewitt Associates

•	ICMA Retirement Corp.

•	ING Institutional Plan Services, LLC

•	ING Life Insurance and Annuity Company

•	Janney Montgomery Scott, Inc.

•	J.J.B. Hilliard, W.L. Lyons, Inc.

•	J.P. Morgan Chase Bank, N.A.

•	J.P. Morgan Retirement Plan Services, LLC

•	John Hancock Life Insurance Company

•	John Hancock Life Insurance Company New York

•	Kaufman and Globe Associates

•	Lincoln Financial Advisor Corp.

•	Lincoln Investment Planning

•	Lincoln Retirement Services Company LLC

•	LPL Financial Corporation

•	Marshall & Illsley Trust Company, N.A.

•	Massachusetts Mutual Life Insurance Company

•	MSCS Financial Services, LLC (Matrix)

•	Mercer HR Services, LLC

•	Merrill Lynch Life Insurance Company

•	Merrill Lynch, Pierce, Fenner & Smith, Inc.

•	Mid Atlantic Capital Corporation

•	Minnesota Life Insurance Company
•	Monumental Life Insurance Co.

•	Morgan Keegan & Company

•	Morgan Stanley Smith Barney

•	Nationwide Investment Services

•	Newport Retirement Services, Inc.

•	NYLife Distributors LLC

•	Oppenheimer & Co. Inc.

•	Plan Administrators, Inc.

•	Pension Specialists

•	Pershing

•	PNC Bank, N.A.

•	Princeton Retirement Group, Inc.

•	Principal Life Insurance Company

•	Prudential Insurance Company of America/Prudential Investments Retirement Services

•	Prudential Investment Management Services LLC/ Prudential Investments LLC

•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.

•	RBC Capital Markets Corporation

•	Reliance Trust Company

•	Ridge Clearing & Outsourcing

•	R.W. Baird

•	Scott and Stringfellow

•	Securities America, Inc.

•	Standard Retirement Services, Inc.

•	Standard Insurance Company

•	Southwest Securities

•	State of NY – Deferred Compensation Board of the State of New York

•	Sterne Agee Financial Services, Inc.

•	Stifel Nicolaus & Co.

•	T. Rowe Price Retirement Plan Services, Inc.

•	TD Ameritrade Trust Company

•	The Retirement Plan Company, LLC

•	TIAA CREF

•	UBS Financial Services, Inc.

•	UMB Bank

•	Unified Trust

•	Upromise Investments, Inc.

Statement of Additional Information – Jan. 27, 2012	Page 136

•	U.S. Trust

•	USAA Investment Management Company

•	Valic Retirement Services Company

•	The Vanguard Group, Inc. & Vanguard Marketing Corp.

•	Vertical Management Systems, Inc.
•	Wells Fargo Bank, N.A.

•	Wells Fargo Funds Management, LLC

•	Wilmington Trust Company

•	Wilmington Trust Retirement and Institutional Services Company

Other Payments

From time to time, the distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the distributor may include financial assistance to financial intermediaries that enable the distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The distributor makes payments for entertainment events it deems appropriate, subject to the distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a conflict of interest or financial incentive for recommending a particular fund or a particular share class over other funds or share classes. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the distributor and the investment manager, and the products they offer, including the funds.

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Statement of Additional Information – Jan. 27, 2012	Page 137

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the Columbia and RiverSource funds, have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single Board member.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Statement of Additional Information – Jan. 27, 2012	Page 138

Table 25. Fund History Table

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End**	Diversified***
Columbia Funds Series Trust II(14),(15)	1/27/06		Business Trust	MA	4/30
Columbia 120/20 Contrarian Equity Fund		10/18/07			4/30	Yes
Columbia Absolute Return Currency and Income Fund		6/15/06			10/31	Yes
Columbia Absolute Return Emerging Markets Macro Fund		4/11/11			5/31	No
Columbia Absolute Return Enhanced Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Absolute Return Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia AMT-Free Tax-Exempt Bond Fund(18)		11/24/76			11/30	Yes
Columbia Asia Pacific ex-Japan Fund(18)		7/15/09			10/31	Yes
Columbia Commodity Strategy Fund		7/28/11			5/31	Yes
Columbia Diversified Bond Fund(3)		10/3/74			8/31	Yes
Columbia Diversified Equity Income Fund		10/15/90			9/30	Yes
Columbia Dividend Opportunity Fund(8)		8/1/88			6/30	Yes
Columbia Emerging Markets Bond Fund		2/16/06			10/31	No
Columbia Emerging Markets Opportunity Fund(5),(11),(18)		11/13/96			10/31	Yes
Columbia Equity Value Fund		5/14/84			3/31	Yes
Columbia European Equity Fund(5),(11)		6/26/00			10/31	Yes
Columbia Flexible Capital Income Fund		7/28/11			5/31	Yes
Columbia Floating Rate Fund		2/16/06			7/31	Yes
Columbia Frontier Fund		12/10/84			10/31	Yes
Columbia Global Bond Fund		3/20/89			10/31	No
Columbia Global Equity Fund(5),(6),(11)		5/29/90			10/31	Yes
Columbia Global Extended Alpha Fund		8/1/08			10/31	Yes
Columbia Government Money Market Fund(2)		1/31/77			12/31	Yes
Columbia High Yield Bond Fund(3)		12/8/83			5/31	Yes
Columbia Income Builder Fund(18)		2/16/06			1/31(7)	Yes
Columbia Income Opportunities Fund		6/19/03			7/31	Yes
Columbia Inflation Protected Securities Fund		3/4/04			7/31	No
Columbia Large Core Quantitative Fund(4),(18)		4/24/03			7/31	Yes
Columbia Large Growth Quantitative Fund(18)		5/17/07			9/30	Yes
Columbia Large Value Quantitative Fund(18)		8/1/08			9/30	Yes
Columbia Limited Duration Credit Fund(18)		6/19/03			7/31	Yes
Columbia Marsico Flexible Capital Fund		9/28/10			8//31	Yes
Columbia Mid Cap Growth Opportunity Fund(4),(18)		6/4/57			11/30	Yes
Columbia Mid Cap Value Opportunity Fund(18)		2/14/02			9/30	Yes
Columbia Minnesota Tax-Exempt Fund		8/18/86			8/31(10)	No
Columbia Money Market Fund(18)		10/6/75			7/31	Yes
Columbia Multi-Advisor International Value Fund(11),(18)		9/28/01			10/31	Yes
Columbia Multi-Advisor Small Cap Value Fund(11),(18)		6/18/01			5/31	Yes
Columbia Portfolio Builder Aggressive Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Conservative Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Conservative Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Fund		3/4/04			1/31	Yes
Columbia Recovery and Infrastructure Fund		2/19/09			4/30	No
Columbia Retirement Plus 2010 Fund		5/18/06			4/30	Yes
Columbia Retirement Plus 2015 Fund		5/18/06			4/30	Yes
Columbia Retirement Plus 2020 Fund		5/18/06			4/30	Yes
Columbia Retirement Plus 2025 Fund		5/18/06			4/30	Yes
Columbia Retirement Plus 2030 Fund		5/18/06			4/30	Yes

Statement of Additional Information – Jan. 27, 2012	Page 139

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End**	Diversified***
Columbia Retirement Plus 2035 Fund		5/18/06			4/30	Yes
Columbia Retirement Plus 2040 Fund		5/18/06			4/30	Yes
Columbia Retirement Plus 2045 Fund		5/18/06			4/30	Yes
Columbia Select Large-Cap Value Fund(18)		4/25/97			12/31	Yes
Columbia Select Smaller-Cap Value Fund(18)		4/25/97			12/31	Yes
Columbia Seligman Communications and Information Fund(18)		6/23/83			12/31	Yes
Columbia Seligman Global Technology Fund(18)		5/23/94			10/31	Yes
Columbia Short-Term Cash Fund		9/26/06			7/31	Yes
Columbia Strategic Allocation Fund(4)		1/23/85			9/30	Yes
Columbia U.S. Government Mortgage Fund		2/14/02			5/31	Yes
Columbia Funds Variable Series Trust II(12)	9/11/07		Business Trust	MA	12/31
Columbia Variable Portfolio – Balanced Fund(4)		4/30/86				Yes
Columbia Variable Portfolio – Cash Management Fund		10/31/81				Yes
Columbia Variable Portfolio – Core Equity Fund		9/10/04				Yes
Columbia Variable Portfolio – Diversified Bond Fund(3)		10/13/81				Yes
Columbia Variable Portfolio – Diversified Equity Income Fund		9/15/99				Yes
Columbia Variable Portfolio – Dynamic Equity Fund(5),(16)		10/13/81				Yes
Columbia Variable Portfolio – Emerging Markets Opportunity Fund(4),(5),(9),(11)		5/1/00				Yes
Columbia Variable Portfolio – Global Bond Fund		5/1/96				No
Columbia Variable Portfolio – Global Inflation Protected Securities Fund(13)		9/13/04				No
Columbia Variable Portfolio – High Yield Bond Fund(3)		5/1/96				Yes
Columbia Variable Portfolio – Income Opportunities Fund		6/1/04				Yes
Columbia Variable Portfolio – International Opportunity Fund(4),(5),(11)		1/13/92				Yes
Columbia Variable Portfolio – Large Cap Growth Fund(9),(16)		9/15/99				Yes
Columbia Variable Portfolio – Limited Duration Credit Fund(9)		5/7/10				Yes
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund(4),(9)		5/1/01				Yes
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund(9)		5/2/05				Yes
Columbia Variable Portfolio – S&P 500 Index Fund		5/1/00				Yes
Columbia Variable Portfolio – Seligman Global Technology Fund(9)		5/1/96				Yes
Columbia Variable Portfolio – Short Duration U.S. Government Fund(3)		9/15/99				Yes
Columbia Variable Portfolio – Select Large-Cap Value Fund(9),(16)		02/4/04				Yes
Columbia Variable Portfolio – Select Smaller-Cap Value Fund(9),(16)		9/15/99				Yes
Variable Portfolio – Aggressive Portfolio		5/7/10				Yes
Variable Portfolio – AllianceBernstein International Value Fund		5/7/10				Yes
Variable Portfolio – American Century Diversified Bond Fund		5/7/10				Yes
Variable Portfolio – American Century Growth Fund		5/7/10				Yes
Variable Portfolio – Columbia Wanger International Equities Fund		5/7/10				Yes
Variable Portfolio – Columbia Wanger U.S. Equities Fund		5/7/10				Yes
Variable Portfolio – Conservative Portfolio		5/7/10				Yes

Statement of Additional Information – Jan. 27, 2012	Page 140

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End**	Diversified***
Variable Portfolio – Davis New York Venture Fund(11),(17)		5/1/06				Yes
Variable Portfolio – Eaton Vance Floating-Rate Income Fund		5/7/10				Yes
Variable Portfolio – Goldman Sachs Mid Cap Value Fund(11),(17)		2/4/04				Yes
Variable Portfolio – Invesco International Growth Fund		5/7/10				Yes
Variable Portfolio – J.P. Morgan Core Bond Fund		5/7/10				Yes
Variable Portfolio – Jennison Mid Cap Growth Fund		5/7/10				Yes
Variable Portfolio – Marsico Growth Fund		5/7/10				Yes
Variable Portfolio – MFS Value Fund		5/7/10				Yes
Variable Portfolio – Moderate Portfolio		5/7/10				Yes
Variable Portfolio – Moderately Aggressive Portfolio		5/7/10				Yes
Variable Portfolio – Moderately Conservative Portfolio		5/7/10				Yes
Variable Portfolio – Mondrian International Small Cap Fund		5/7/10				Yes
Variable Portfolio – Morgan Stanley Global Real Estate Fund		5/7/10				No
Variable Portfolio – NFJ Dividend Value Fund		5/7/10				Yes
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(1)		5/7/10				Yes
Variable Portfolio – Partners Small Cap Growth Fund		5/7/10				Yes
Variable Portfolio – Partners Small Cap Value Fund(11),(17)		8/14/01				Yes
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund		5/7/10				Yes
Variable Portfolio – Pyramis International Equity Fund		5/7/10				Yes
Variable Portfolio – Wells Fargo Short Duration Government Fund		5/7/10				Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010 and May 2, 2011, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.
**	Unless otherwise noted, each fund within the registrant has the same fiscal year end as that noted for the registrant.
***	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Effective Nov. 17, 2010, Variable Portfolio – UBS Large Cap Growth Fund changed its name to Variable Portfolio – Nuveen Winslow Large Cap Growth Fund.
(2)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.
(3)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio – Bond Fund changed its name to Variable Portfolio – Diversified Bond Fund, Variable Portfolio – Extra Income Fund changed its name to Variable Portfolio – High Yield Bond Fund and Variable Portfolio – Federal Income Fund changed its name to Variable Portfolio – Short Duration U.S. Government Fund.
(4)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, and Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund. Variable Portfolio – Equity Select Fund changed its name to Variable Portfolio – Mid Cap Growth Fund, Variable Portfolio – Threadneedle Emerging Markets Fund changed its name to Variable Portfolio – Emerging Markets Fund, Variable Portfolio – Threadneedle International Fund changed its name to Variable Portfolio – International Opportunity Fund, and Variable Portfolio – Managed Fund changed its name to Variable Portfolio – Balanced Fund.
(5)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, Variable Portfolio – Capital Resource Fund changed its name to Variable Portfolio – Large Cap Equity Fund, Variable Portfolio – Emerging Markets Fund changed its name to Variable Portfolio – Threadneedle Emerging Markets Fund and Variable Portfolio – International Fund changed its name to Variable Portfolio – Threadneedle International Fund.
(6)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(7)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(8)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(9)	Effective May 2, 2011, Seligman Variable Portfolio – Growth Fund changed its name to Columbia Variable Portfolio – Large Cap Growth Fund; Seligman Variable Portfolio – Smaller-Cap Value Fund changed its name to Columbia Variable Portfolio – Select Smaller-Cap Value Fund; Threadneedle Variable Portfolio – Emerging Markets Fund changed its name to Columbia Variable Portfolio – Emerging Markets Opportunity Fund; RiverSource Variable Portfolio – Mid Cap Growth Fund changed its name to Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund; Seligman Variable Portfolio – Larger-Cap Value Fund changed its name to Columbia Variable Portfolio – Select Large-Cap Value Fund; RiverSource Variable Portfolio – Limited Duration Bond Fund changed its name to Columbia Variable Portfolio – Limited Duration Credit Fund; RiverSource Variable Portfolio – Mid Cap Value Fund changed its name to Columbia Variable Portfolio – Mid Cap Value Opportunity Fund; and Seligman Global Technology Portfolio changed its name to Columbia Variable Portfolio – Seligman Global Technology Fund.
(10)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

Statement of Additional Information – Jan. 27, 2012	Page 141

(11)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; and effective May 1, 2008, RiverSource Variable Portfolio – Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio – Fundamental Value Fund; RiverSource Variable Portfolio – Select Value Fund changed its name to RiverSource Partners Variable Portfolio – Select Value Fund; RiverSource Variable Portfolio – Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio – Small Cap Value Fund; RiverSource Variable Portfolio – Emerging Markets Fund changed its name to Threadneedle Variable Portfolio – Emerging Markets Fund; and RiverSource Variable Portfolio – International Opportunity Fund changed its name to Threadneedle Variable Portfolio International Opportunity Fund.
(12)	Prior to February 1, 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations. RiverSource Variable Series Trust changed its name to Columbia Funds Variable Series Trust II effective April 25, 2011.
(13)	Effective June 8, 2005, Variable Portfolio – Inflation Protected Securities Fund changed its name to Variable Portfolio – Global Inflation Protected Securities Fund.
(14)	Prior to March 7, 2011, Columbia Funds Series Trust II was known as RiverSource Series Trust. Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.
(15)	Prior to March 7, 2011, certain of the funds were organized as series under various Minnesota and Maryland corporations.
(16)	Effective May 1, 2009, RiverSource Variable Portfolio – Growth Fund changed its name to Seligman Variable Portfolio – Growth Fund, RiverSource Variable Portfolio – Large Cap Equity Fund changed its name to RiverSource Variable Portfolio – Dynamic Equity Fund, RiverSource Variable Portfolio – Large Cap Value Fund changed its name to Seligman Variable Portfolio – Larger-Cap Value Fund, and RiverSource Variable Portfolio – Small Cap Advantage Fund changed its name to Seligman Variable Portfolio – Smaller-Cap Value Fund.
(17)	Effective May 1, 2010, RiverSource Partners Variable Portfolio – Fundamental Value Fund changed its name to Variable Portfolio – Davis New York Venture Fund; RiverSource Partners Variable Portfolio – Select Value Fund changed its name to Variable Portfolio – Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio – Small Cap Value Fund changed its name to Variable Portfolio – Partners Small Cap Value Fund.
(18)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.

Statement of Additional Information – Jan. 27, 2012	Page 142

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Table 26. Board Members

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None	Audit, Board Governance, Compliance, Investment Review
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None	Audit, Investment Review

Statement of Additional Information – Jan. 27, 2012	Page 143

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen \by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None	Contracts, Compliance Investment Review
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance) from September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Contracts, Board Governance, Investment Review

Statement of Additional Information – Jan. 27, 2012	Page 144

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None	Audit, Board Governance, Investment Review
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing –Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Compliance, Investment Review
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina	Contracts, Board Governance, Investment Review

Statement of Additional Information – Jan. 27, 2012	Page 145

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)	Contracts, Executive, Investment Review

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Statement of Additional Information – Jan. 27, 2012	Page 146

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President –U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President –Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Statement of Additional Information – Jan. 27, 2012	Page 147

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Table 27. Fund Officers

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 -December 2006
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President –Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 - 2006); Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010 and Vice President – Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President – Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 – April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 – April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Statement of Additional Information – Jan. 27, 2012	Page 148

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 - April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 — April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 199 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 – May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 – November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 –July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the funds (collectively, the “funds”). The Board is chaired by an Independent Board Member who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Board Members (as described below), and representatives of the funds’ service providers and overseeing Board Services.

Statement of Additional Information – Jan. 27, 2012	Page 149

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the funds includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the trust, the Board, directly or through a committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Board Members (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Board Members and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a

Statement of Additional Information – Jan. 27, 2012	Page 150

director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Board Member, as encapsulated in their bios included in Table 26.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X				X
Nagorniak	MA	X		X
Paglia	NY	X		X				X
Richie	MI	X			X
Santomero	PA		X	X	X		X	X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Board Member, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Board Members’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Board Members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Board Members on a regular basis to discuss compliance matters.

Statement of Additional Information – Jan. 27, 2012	Page 151

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

Executive Committee — Acts for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 28. Committee Meetings

Fiscal Period	Board Governance Committee	Compliance Committee	Contracts Committee	Distribution Committee*	Executive Committee	Investment Review Committee	Audit Committee
For funds with fiscal period ending January 31	6	5	6	N/A	0	5	8
For funds with fiscal period ending March 31	6	5	6	N/A	0	6	8
For funds with fiscal period ending April 30	6	5	6	N/A	0	6	8
For funds with fiscal period ending May 31	6	5	6	N/A	0	6	8
For funds with fiscal period ending June 30	6	5	6	N/A	0	6	8
For funds with fiscal period ending July 31	6	5	6	N/A	0	6	8
For funds with fiscal period ending August 31	6	5	6	N/A	0	6	8
For funds with fiscal period ending September 30	6	5	6	N/A	0	6	8
For funds with fiscal period ending October 31	5	5	6	1	0	5	7
For funds with fiscal period ending November 30	5	5	6	0	0	5	7
For funds with fiscal period ending December 31	6	5	6	0	0	5	8

*	Effective January 2011, the Distribution Committee was dissolved.

Statement of Additional Information – Jan. 27, 2012	Page 152

BOARD MEMBER HOLDINGS

The following table shows the Board members’ dollar range of equity securities beneficially owned on Dec. 31, 2010 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

Table 29. Board Member Holdings

Based on net asset values as of Dec. 31, 2010:

Board Member*	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Kathleen Blatz	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000	Over $100,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Bond Fund	Over 100,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Energy and Natural Resources Fund	$50,001-$100,000
	Columbia Frontier Fund	$50,001-$100,000
	Columbia Income Opportunities Fund	$50,001-$100,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund	$10,001-$50,000
	Columbia Strategic Allocation Fund	Over $100,000
	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000
	RiverSource Precious Metals and Mining Fund	$50,001-$100,000
	RiverSource Real Estate Fund	$50,001-$100,000
	Seligman National Municipal Fund	$1-$10,000
	Threadneedle International Opportunity Fund	Over $100,000
	Tri-Continental Corporation	$1-$10,000
Pamela Carlton	Columbia Absolute Return Currency and Income Fund	$1-$10,000	Over $100,000***
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$1-$10,000
	Columbia Floating Rate Fund**	$50,001-$100,000
	Columbia Global Equity Fund	$1-$10,000
	Columbia Money Market Fund**	$1-$10,000
	RiverSource LaSalle International Real Estate Fund	$1-$10,000
	RiverSource Short Duration U.S. Government Fund	$50,001-$100,000
	Seligman National Municipal Fund	$1-$10,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Jan. 27, 2012	Page 153

Board Member*	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Patricia M. Flynn	Columbia Money Market Fund**	$10,001-$50,000	Over $100,000***
	Columbia Portfolio Builder Moderate Aggressive Fund**	$50,001-$100,000
	Columbia Seligman Communications and Information Fund**	$50,001-$100,000
	Columbia Strategic Allocation Fund**	Over $100,000
	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000
	RiverSource S&P 500 Index Fund**	$50,001-$100,000
	Seligman Growth Fund**	$10,001-$50,000
	Threadneedle International Opportunity Fund**	$50,001-$100,000
	Tri-Continental Corporation	$10,001-$50,000
Stephen R. Lewis, Jr.	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000***
	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000
	Columbia Diversified Bond Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Dividend Opportunity Fund	$10,001-$50,000
	Columbia Emerging Markets Bond Fund**	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund**	$50,001-$100,000
	Columbia Global Bond Fund	$10,001-$50,000
	Columbia Income Opportunities Fund**	$50,001-$100,000
	Columbia Large Growth Quantitative Fund**	$10,001-$50,000
	Columbia Limited Duration Credit Fund**	Over $100,000
	Columbia Mid Cap Growth Opportunity Fund	$10,001-$50,000
	Columbia Money Market Fund**	$10,001-$50,000
	Columbia Select Large-Cap Value Fund**	Over $100,000
	Columbia Seligman Communications and Information Fund, Inc.**	Over $100,000
	Columbia Strategic Allocation Fund	$10,001-$50,000
	RiverSource LaSalle International Real Estate Fund, Inc.	$10,001-$50,000
	Threadneedle Global Equity Income Fund	$10,001-$50,000
	Threadneedle International Opportunity Fund**	$10,001-$50,000
	Tri-Continental Corporation	$1-$10,000
John F. Maher	Columbia Money Market Fund**	$10,001-$50,000	Over $100,000***
	Columbia Seligman Communications and Information Fund, Inc.**	Over $100,000
	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000
	Seligman National Municipal Fund	$10,001-$50,000
	Tri-Continental Corporation	$50,001-$100,000

Statement of Additional Information – Jan. 27, 2012	Page 154

Board Member*	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Catherine James Paglia	Columbia Floating Rate Fund**	Over $100,000	Over $100,000***
	Columbia Money Market Fund**	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.**	Over $100,000
	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000
	Tri-Continental Corporation	$1-$10,000
Leroy C. Richie	Columbia Diversified Bond Fund	$1-$10,000	Over $100,000
	Columbia Emerging Markets Opportunity Fund	$1-$10,000
	Columbia Frontier Fund, Inc.	$1-$10,000
	Columbia Global Equity Fund	$1-$10,000
	Columbia High Yield Bond Fund	$1-$10,000
	Columbia Large Core Quantitative Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund	$1-$10,000
	Columbia Select Smaller-Cap Value Fund	$1-$10,000
	Columbia Seligman Communications and Information Fund, Inc.	$1-$10,000
	Columbia Seligman Global Technology Fund	$1-$10,000
	RiverSource Balanced Fund	$1-$10,000
	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000
	RiverSource Partners International Select Growth Fund	$1-$10,000
	RiverSource Partners International Small Cap Fund	$1-$10,000
	RiverSource Short Duration U.S. Government Fund	$1-$10,000
	Seligman Capital Fund, Inc.	$1-$10,000
	Seligman Growth Fund, Inc.	$1-$10,000
	Seligman National Municipal Fund	$1-$10,000
	Tri-Continental Corporation	$50,001-$100,000
Alison Taunton Rigby	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000
	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	Over $100,000
	Columbia Income Builder Fund III	Over $100,000
	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
	Columbia Strategic Allocation Fund	Over $100,000
	RiverSource Partners International Select Growth Fund	Over $100,000
	Seligman Growth Fund, Inc.	$50,001-$100,000
	Seligman LaSalle International Real Estate Fund, Inc.	$1-$10,000
	Seligman National Municipal Fund	$1-$10,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – Jan. 27, 2012	Page 155

Board Member*	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
William F. Truscott	Columbia 120/20 Contrarian Equity Fund	$50,001-$100,000	Over $100,000
	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000
	Columbia Acorn International Fund	Over $100,000
	Columbia Acorn Select Fund	Over $100,000
	Columbia Contrarian Core Fund	$50,001-$100,000
	Columbia Corporate Income Fund	$10,001-$50,000
	Columbia Diversified Bond Fund	$10,001-$50,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Dividend Income Fund	$1-$10,000
	Columbia Dividend Opportunity Fund	$10,001-$50,000
	Columbia Emerging Markets Bond Fund	$1-$10,000
	Columbia Emerging Markets Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Equity Value Fund	$10,001-$50,000
	Columbia Global Bond Fund	Over $100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia High Yield Bond Fund	Over $100,000
	Columbia Income Opportunities Fund	$50,001-$100,000
	Columbia Large Core Quantitative Fund	Over $100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Large Value Quantitative Fund	$50,001-$100,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Mid Cap Growth Fund	$10,001-$50,000
	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Multi-Advisor International Value Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderate Aggressive	$50,001-$100,000
	Columbia Retirement Plus 2035 Fund	$10,001-$50,000
	Columbia Select Large-Cap Growth Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	$10,001-$50,000
	Columbia Select Smaller-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund, Inc.	$10,001-$50,000
	Columbia Seligman Global Technology Fund	$50,001-$100,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$10,001-$50,000
	Columbia Small Cap Core Fund	$10,001-$50,000
	Columbia Small Cap Value Fund I	$10,001-$50,000
	Columbia Strategic Allocation Fund	Over $100,000
	RiverSource Disciplined International Equity Fund	Over $100,000
	RiverSource Disciplined Small and Mid Cap Equity Fund	$50,001-$100,000
	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

Statement of Additional Information – Jan. 27, 2012	Page 156

Board Member*	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
	RiverSource Partners International Select Growth Fund	Over $100,000
	RiverSource Strategic Income Allocation Fund	Over $100,000
	Seligman Growth Fund	Over $100,000
	Seligman National Municipal Fund	$1-$10,000
	Tri-Continental Corporation	$10,001-$50,000

*	Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.

**	Deferred compensation invested in share equivalents:

A. Carlton	Columbia Floating Rate Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
B. Flynn	Columbia Money Market Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderately Aggressive Fund	$50,001-$100,001
	Columbia Seligman Communications and Information Fund, Inc.	$50,001-$100,000
	Columbia Strategic Allocation Fund	$50,001-$100,000
	RiverSource S&P 500 Index Fund	$50,001-$100,000
	Seligman Growth Fund	$10,001-$50,000
	Threadneedle International Opportunity Fund	$50,001-$100,000
C. Lewis	Columbia Emerging Markets Bond Fund	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund, Inc.	$50,001-$100,000
	Threadneedle International Opportunity Fund	$10,001-$50,000
D. Maher	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000
E. Paglia	Columbia Floating Rate Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000

***	Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, William F. Truscott owned 1.06% of Columbia Retirement Plus 2035 Fund Class A shares, 1.32% of Columbia Flexible Capital Income Fund Class A Shares and 58.27% of Columbia Absolute Return Emerging Markets Macro Fund Class A shares. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia or RiverSource fund.

Statement of Additional Information – Jan. 27, 2012	Page 157

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

Table 30. Board Member Compensation – All Funds

Board member(a)	Total Cash Compensation from Funds Paid to Board member
Kathleen Blatz	$221,333
Arne H. Carlson(b)	53,750
Edward Boudreau	94,500	(c)
Pamela Carlton	208,833	(c)
William Carmichael	92,000
Patricia Flynn	213,333	(c)
William Hawkins	94,500	(c)
R. Glenn Hilliard	83,000
Anne P. Jones(d)	124,417
Jeffry Laikind(e)	30,833	(c)
Stephen Lewis, Jr.	430,000	(c)
John Maher	205,833	(c)
John Nagorniak	83,000	(c)
Catherine Paglia	230,333	(c)
Leroy Richie	216,333
Anthony Santomero	85,500
Minor Shaw	83,000	(c)
Alison Taunton-Rigby	222,833	(c)

(a)	Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial. Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.

(b)	Mr. Carlson ceased serving as a member of the Board effective Dec. 31, 2010.

(c)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Laikind, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Mr. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $9,450, $42,750, $106,667, $28,350, $23,125, $86,000, $205,833, $24,900, $88,292, $41,500 and $94,500, respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.

(d)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011.

(e)	Mr. Laikind ceased serving as a member of the Board effective Nov. 11, 2010.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective June 1, 2011, independent Board members will be paid an annual retainer of $165,000. Committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings:

Statement of Additional Information – Jan. 27, 2012	Page 158

$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. In 2011, the Board’s Chair will receive total annual cash compensation of $430,000.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Columbia funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 31. Board Member Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau(a)	Carlson(b)	Carlton	Carmichael(a)	Flynn	Hawkins(a)	Hilliard(a)	Jones(c)	Laikind(d)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero(a)	Shaw(a)	Taunton- Rigby
For funds with fiscal period ending January 31
Columbia Income Builder Fund	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Portfolio Builder Aggressive	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Portfolio Builder Conservative	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Portfolio Builder Moderate	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Portfolio Builder Moderate Aggressive	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Portfolio Builder Moderate Conservative	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
For funds with fiscal period ending March 31
Columbia Equity Value — total	$1,573	N/A	$1,393	$1,516	N/A	$1,633	N/A	N/A	$1,554	$1,163	$3,149	$1,634	N/A	$1,592	$1,555	N/A	N/A	$1,555
Amount deferred	0	N/A	0	0	N/A	854	N/A	N/A	0	901	679	1,634	N/A	188	0	N/A	N/A	0
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity — total	68	N/A	55	65	N/A	70	N/A	N/A	68	45	139	71	N/A	69	66	N/A	N/A	66
Amount deferred	0	N/A	0	0	N/A	37	N/A	N/A	0	36	30	71	N/A	11	0	N/A	N/A	0
Columbia Recovery and Infrastructure — total	1,381	N/A	937	1,301	N/A	1,405	N/A	N/A	1,404	741	2,799	1,396	N/A	1,401	1,341	N/A	N/A	1,341
Amount deferred	0	N/A	0	0	N/A	732	N/A	N/A	0	579	600	1,396	N/A	303	0	N/A	N/A	0
Columbia Retirement Plus 2010	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Retirement Plus 2015	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Retirement Plus 2020	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Retirement Plus 2025	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Retirement Plus 2030	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Retirement Plus 2035	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Retirement Plus 2040	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
Columbia Retirement Plus 2045	*	N/A	*	*	N/A	*	N/A	N/A	*	*	*	*	N/A	*	*	N/A	N/A	*
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro — total	1	N/A	0	2	N/A	2	N/A	N/A	0	0	5	2	N/A	2	1	N/A	N/A	1
Amount deferred	0	N/A	0	0	N/A	1	N/A	N/A	0	0	1	2	N/A	1	0	N/A	N/A	0
Columbia Absolute Return Enhanced Multi-Strategy — total	3	N/A	0	3	N/A	3	N/A	N/A	0	0	11	3	N/A	4	3	N/A	N/A	3
Amount deferred	0	N/A	0	0	N/A	1	N/A	N/A	0	0	2	3	N/A	2	0	N/A	N/A	0

Statement of Additional Information – Jan. 27, 2012	Page 159

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau(a)	Carlson(b)	Carlton	Carmichael(a)	Flynn	Hawkins(a)	Hilliard(a)	Jones(c)	Laikind(d)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero(a)	Shaw(a)	Taunton- Rigby
Columbia Absolute Return Multi-Strategy — total	6	N/A	0	6	N/A	6	N/A	N/A	0	0	19	6	N/A	6	5	N/A	N/A	5
Amount deferred	0	N/A	0	0	N/A	3	N/A	N/A	0	0	4	6	N/A	3	0	N/A	N/A	0
Columbia High Yield Bond — total	3,568	N/A	2,466	3,388	N/A	3,573	N/A	N/A	3,407	1,928	7,188	3,555	N/A	3,613	3,478	N/A	N/A	3,478
Amount deferred	0	N/A	0	0	N/A	1,869	N/A	N/A	0	1,494	1,308	3,555	N/A	737	0	N/A	N/A	0
Columbia Multi-Advisor Small Cap Value — total	823	N/A	545	781	N/A	824	N/A	N/A	784	427	1,719	820	N/A	834	803	N/A	N/A	803
Amount deferred	0	N/A	0	0	N/A	431	N/A	N/A	0	332	361	820	N/A	179	0	N/A	N/A	0
Columbia U.S. Government Mortgage — total	670	N/A	352	633	N/A	658	N/A	N/A	614	276	1,407	656	N/A	675	644	N/A	N/A	644
Amount deferred	0	N/A	0	0	N/A	341	N/A	N/A	0	214	292	656	N/A	185	0	N/A	N/A	0
For funds with fiscal period ending June 30
Columbia Dividend Opportunity — total	$3,226	$304	$1,638	$3,011	$276	$3,178	$301	$276	$2,715	$1,109	$6,622	$3,033	$273	$3,235	$3,139	$306	$270	$3,095
Amount deferred	0	29	0	146	0	1,608	87	0	0	849	1,355	3,033	79	909	0	0	132	291
For funds with fiscal period ending July 31
Columbia Floating Rate — total	974	198	372	875	193	928	184	193	703	251	1,990	866	172	941	954	205	159	870
Amount deferred	0	13	0	67	0	452	40	0	0	193	386	866	38	292	0	0	63	134
Columbia Income Opportunities — total	2,252	475	801	2,094	449	2,191	468	449	1,594	549	4,575	2,133	439	2,227	2,180	478	433	2,119
Amount deferred	0	45	0	223	0	1,101	134	0	0	422	924	2,133	125	759	0	0	209	446
Columbia Inflation Protected Securities — total	1,096	179	576	995	175	1,051	164	175	853	398	2,220	1,002	154	1,060	1,069	186	140	983
Amount deferred	0	11	0	56	0	517	34	0	0	307	438	1,002	32	264	0	0	53	112
Columbia Large Core Quantitative — total	6,971	767	3,737	6,557	718	6,918	769	718	5,827	2,553	14,501	6,825	721	7,019	6,781	766	722	6,743
Amount deferred	0	78	0	388	0	3,528	233	0	0	1,964	2,995	6,825	218	1,893	0	0	363	776
Columbia Limited Duration Credit — total	1,342	232	617	1,227	224	1,293	218	224	1,023	416	2,733	1,235	205	1,311	1,308	238	193	1,226
Amount deferred	0	17	0	86	0	639	52	0	0	320	542	1,235	48	372	0	0	81	172
RiverSource Money Market — total	4,605	512	2,591	4,323	483	4,563	506	483	3,858	1,786	9,550	4,499	475	4,617	4,482	515	470	4,424
Amount deferred	0	49	0	244	0	2,322	146	0	0	1,375	1,969	4,499	137	1,190	0	0	229	488
For funds with fiscal period ending August 31
Columbia Diversified Bond — total	9,309	1,400	4,447	8,770	1,333	9,107	1,410	1,333	7,410	2,749	19,281	8,852	1,345	9,392	9,052	1,395	1,354	9,037
Amount deferred	0	144	0	722	0	4,581	433	0	0	2,072	3,883	8,852	413	2,749	0	0	688	1,443
Columbia Marsico Flexible Capital(e) — total	238	150	4	167	155	176	127	155	58	1	435	110	122	175	236	162	100	113
Amount deferred	0	5	0	23	0	58	14	0	0	1	50	110	13	57	0	0	22	47
Columbia Minnesota Tax-Exempt — total	769	208	306	671	209	696	187	209	507	191	1,529	621	178	713	750	219	158	633
Amount deferred	0	11	0	56	0	321	33	0	0	144	272	621	32	195	0	0	53	111
For funds with fiscal period ending September 30
Columbia Diversified Equity Income — total	8,403	2,317	2,467	7,887	2,254	8,111	2,322	2,038	5,816	1,420	16,996	7,829	2,044	8,687	8,167	2,099	2,049	8,346
Amount deferred	0	234	0	1,063	0	4,063	702	0	0	1,065	3,405	7,829	618	3,116	0	0	1,030	2,338
Columbia Large Growth Quantitative — total	1,450	495	417	1,284	499	1,317	459	451	909	242	2,811	1,194	404	1,413	1,412	464	373	1,270
Amount deferred	0	33	0	152	0	619	100	0	0	281	519	1,194	88	454	0	0	147	335
Columbia Large Value Quantitative — total	756	356	160	629	365	639	317	330	374	91	1,369	536	279	690	737	340	245	569
Amount deferred	0	18	0	83	0	276	55	0	0	68	227	536	48	217	0	0	80	182
Columbia Mid Cap Value Opportunity — total	4,125	1,169	1,204	3,821	1,147	3,932	1,148	1,040	2,815	692	8,295	3,745	1,014	4,205	4,011	1,072	996	3,984
Amount deferred	0	108	0	491	0	1,945	323	0	0	519	1,634	3,745	285	1,475	0	0	476	1,077
Columbia Strategic Allocation — total	2,000	644	578	1,807	643	1,855	612	580	1,296	335	3,934	1,719	537	1,990	1,947	597	509	1,831
Amount deferred	0	50	0	226	0	891	149	0	0	251	747	1,719	131	666	0	0	219	498
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income — total	498	N/A	553	483	N/A	518	N/A	N/A	504	515	988	515	N/A	504	490	N/A	N/A	490
Amount deferred	0	N/A	0	42	N/A	248	N/A	N/A	0	315	201	515	N/A	0	0	N/A	N/A	0

Statement of Additional Information – Jan. 27, 2012	Page 160

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau(a)	Carlson(b)	Carlton	Carmichael(a)	Flynn	Hawkins(a)	Hilliard(a)	Jones(c)	Laikind(d)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero(a)	Shaw(a)	Taunton- Rigby
Columbia Asia Pacific ex-Japan — total	424	N/A	506	419	N/A	452	N/A	N/A	428	456	914	452	N/A	429	424	N/A	N/A	424
Amount deferred	0	N/A	0	14	N/A	232	N/A	N/A	0	325	195	452	N/A	0	0	N/A	N/A	0
Columbia Emerging Markets Bond — total	605	N/A	674	587	N/A	630	N/A	N/A	613	626	1,208	626	N/A	613	596	N/A	N/A	596
Amount deferred	0	N/A	0	50	N/A	303	N/A	N/A	0	386	246	625	N/A	0	0	N/A	N/A	0
Columbia Emerging Markets Opportunity — total	1,496	N/A	1,676	1,455	N/A	1,565	N/A	N/A	1,516	1,556	2,997	1,557	N/A	1,516	1,476	N/A	N/A	1,476
Amount deferred	0	N/A	0	117	N/A	757	N/A	N/A	0	973	615	1,557	N/A	0	0	N/A	N/A	0
Columbia European Equity — total	172	N/A	191	167	N/A	179	N/A	N/A	174	178	343	178	N/A	174	169	N/A	N/A	169
Amount deferred	0	N/A	0	14	N/A	86	N/A	N/A	0	109	70	178	N/A	0	0	N/A	N/A	0
Columbia Frontier — total	235	N/A	273	233	N/A	257	N/A	N/A	239	255	475	255	N/A	240	237	N/A	N/A	237
Amount deferred	0	N/A	0	7	N/A	132	N/A	N/A	0	184	103	255	N/A	0	0	N/A	N/A	0
Columbia Global Bond — total	$1,209	N/A	$1,353	$1,175	N/A	$1,260	N/A	N/A	$1,225	$1,254	$2,424	$1,254	N/A	$1,226	$1,191	N/A	N/A	$1,191
Amount deferred	0	N/A	0	99	N/A	607	N/A	N/A	0	775	495	1,254	N/A	0	0	N/A	N/A	0
Columbia Global Equity — total	1,118	N/A	1,243	1,086	N/A	1,166	N/A	N/A	1,134	1,157	2,226	1,158	N/A	1,134	1,102	N/A	N/A	1,102
Amount deferred	0	N/A	0	93	N/A	559	N/A	N/A	0	710	453	1,158	N/A	0	0	N/A	N/A	0
Columbia Global Extended Alpha — total	21	N/A	23	20	N/A	22	N/A	N/A	21	21	41	21	N/A	21	20	N/A	N/A	20
Amount deferred	0	N/A	0	1	N/A	10	N/A	N/A	0	14	9	21	N/A	0	0	N/A	N/A	0
Columbia Multi-Advisor International Value — total	1,761	N/A	1,953	1,708	N/A	1,832	N/A	N/A	1,786	1,817	3,500	1,819	N/A	1,786	1,733	N/A	N/A	1,733
Amount deferred	0	N/A	0	151	N/A	875	N/A	N/A	0	1,106	711	1,819	N/A	0	0	N/A	N/A	0
Columbia Seligman Global Technology — total	1,215	N/A	1,361	1,183	N/A	1,274	N/A	N/A	1,232	1,266	2,434	1,267	N/A	1,231	1,200	N/A	N/A	1,200
Amount deferred	0	N/A	0	92	N/A	618	N/A	N/A	0	799	501	1,267	N/A	0	0	N/A	N/A	0
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond — total	1,571	N/A	1,763	1,532	N/A	1,646	N/A	N/A	1,592	1,640	3,144	1,639	N/A	1,592	1,554	N/A	N/A	1,554
Amount deferred	0	N/A	0	62	N/A	828	N/A	N/A	0	1,140	659	1,639	N/A	126	0	N/A	N/A	0
Columbia Mid Cap Growth Opportunity — total	2,294	N/A	2,594	2,244	N/A	2,436	N/A	N/A	2,331	2,418	4,569	2,422	N/A	2,117	2,280	N/A	N/A	2,280
Amount deferred	0	N/A	0	67	N/A	1,241	N/A	N/A	0	1,732	972	2,422	N/A	94	0	N/A	N/A	0
For funds with fiscal period ending December 31
Columbia Government
Money Market — total	340	N/A	384	332	N/A	360	N/A	N/A	345	328	672	357	N/A	345	337	N/A	N/A	337
Amount deferred	0	N/A	0	0	N/A	188	N/A	N/A	0	253	145	357	N/A	0	0	N/A	N/A	0
Columbia Select Large-Cap Value — total	808	N/A	910	789	N/A	851	N/A	N/A	819	768	1,611	848	N/A	819	800	N/A	N/A	800
Amount deferred	0	N/A	0	0	N/A	445	N/A	N/A	0	591	347	848	N/A	0	0	N/A	N/A	0
Columbia Select Smaller-Cap Value — total	984	N/A	1,108	962	N/A	1,041	N/A	N/A	999	938	1,943	1,035	N/A	998	977	N/A	N/A	977
Amount deferred	0	N/A	0	0	N/A	544	N/A	N/A	0	722	419	1,035	N/A	0	0	N/A	N/A	0
Columbia Seligman Communications and Information — total	8,560	N/A	9,580	8,342	N/A	8,981	N/A	N/A	8,680	8,127	16,999	8,936	N/A	8,680	8,462	N/A	N/A	8,462
Amount deferred	0	N/A	0	0	N/A	4,681	N/A	N/A	0	6,242	3,647	8,936	N/A	0	0	N/A	N/A	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.

(a)	Mr. Boudreau, Mr. Carmichael, Mr. Hawkins, Mr. Hilliard, Ms. Shaw, Mr. Nagorniak and Mr. Santomero joined the Board effective June 1, 2011.

(b)	Mr. Carlson ceased serving as a member of the Board effective Dec. 31, 2010.

(c)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011.

(d)	Mr. Laikind ceased serving as a member of the Board effective Nov. 11, 2010.

(e)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

Statement of Additional Information – Jan. 27, 2012	Page 161

The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Statement of Additional Information – Jan. 27, 2012	Page 162

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days after the end of the fund’s fiscal period, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 32. Control Persons and Principal Holders of Securities

As of 30 days after the end of the fund’s fiscal period:

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending January 31
Columbia Income Builder	Columbia Management Investment Advisers, LLC	Class R	100.00%	—
	(Columbia Management), Boston, MA	Class R4	100.00%
	Pershing LLC, Jersey City, NJ	Class Z	95.13%	—
Columbia Portfolio Builder Aggressive	Columbia Management	Class R	100.00%	—
	Wells Fargo Bank NA (Wells Fargo Bank), Minneapolis, MN	Class R4	57.49%	—
	Charles Schwab & Co., Inc. (Charles Schwab), San Francisco, CA	Class R4	33.08%	—
	Mary Ann Merling, Wilington, OH	Class Z	84.70%	—
	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class Z	12.13%	—
Columbia Portfolio Builder Conservative	Columbia Management	Class R	100.00%	—
		Class R4	12.76%
	Charles Schwab	Class R4	19.59%	—
	Wells Fargo Bank	Class R4	53.84%	—
	MG Trust Company Cust. FBO Advanced Building Services Inc., Denver, CO	Class R4	9.65%	—
	Mary Ann Merling, Wilington, OH	Class Z	72.97%	—
	Peggy Cox, Wayzata, MN	Class Z	16.35%	—
	Mark W. and Susan R. Roberts, Bow, OH	Class Z	5.99%	—
Columbia Portfolio Builder Moderate	Columbia Management	Class R	100.00%	—
	Charles Schwab	Class R4	68.11%	—
	Wells Fargo Bank	Class R4	12.65%	—
	MG Trust Company Cust. FBO Becker Tire & Treading, Inc., Denver, CO	Class R4	13.94%	—
	Mary Ann Merling, Wilington, OH	Class Z	88.48%	—
Columbia Portfolio Builder	Columbia Management	Class R	100.00%	—
Moderate Aggressive		Class Z	59.05%
	American Enterprise Investment Services	Class R4	67.07%	—
		Class Z	40.95%
	Charles Schwab	Class R4	13.55%	—
	MG Trust Company Cust. FBO Becker Tire & Treading, Inc., Denver, CO	Class R4	10.03%	—
	Wells Fargo Bank	Class R4	6.33%	—

Statement of Additional Information – Jan. 27, 2012	Page 163

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Portfolio Builder	Columbia Management	Class R	100.00%	—
Moderate Conservative		Class R4	9.48%
		Class Z	12.24%
	Charles Schwab	Class R4	18.55%	—
	Frontier Trust Company FBO Image One Corp. 401K, Fargo, ND	Class R4	67.56%	—
	American Enterprise Investment Services	Class Z	87.76%	—
Funds with fiscal period ending March 31
Columbia Equity Value	Columbia Management	Class R	21.26%	—
		Class R3	93.73%
	Columbia Lifegoal Balanced Growth	Class I	53.10%	—
	Columbia Lifegoal Growth Portfolio	Class I	34.06%	—
	Columbia Lifegoal Income & Growth	Class I	7.69%	—
	Columbia Asset Allocation Fund VS	Class I	5.10%	—
	American Enterprise Investment Services	Class C	5.66%	—
		Class W	99.98%
	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	65.88%	—
	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	11.53%	—
	John Hancock Life Insurance Company, Buffalo, NY	Class R4	75.65%	—
	Wachovia Bank	Class R3	6.27%	—
		Class R4	16.95%
	NFS LLC FEBO Marshall & Ilsley Trust Co. NA,	Class R5	95.31%	—
	Merrill Lynch, Pierce, Fenner & Smith (MLP Fenner & Smith)	Class Z	94.83%	—
Funds with fiscal period ending April 30
Columbia 120/20	Columbia Management	Class I	100.00%	—
Contrarian Equity		Class Z	100.00%
	MLP Fenner & Smith	Class B	16.38%	—
Columbia Recovery	Columbia Management	Class R	11.88%	—
and Infrastructure		Class R5	19.93%
	Columbia Portfolio Builder Aggressive	Class I	17.27%	—
	Columbia Portfolio Builder Moderate	Class I	29.09%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	28.39%	—
	Columbia Portfolio Builder Moderate Conservative	Class I	5.68%	—
	Columbia Portfolio Builder Total Equity	Class I	17.95%	—
	Charles Schwab	Class R4	87.84%	—
		Class R5	80.07%	—
	Frontier Trust Company FBO Brian P. Sommer, Fargo, ND	Class R	43.11%	—
	American Enterprise Investment Services	Class R4	9.27%	—
	NFS LLC FEBO Cisco Systems Inc., Acton, MA	Class R4	19.44%	—
	MLP Fenner & Smith	Class R	12.10%	—
	MG Trust Co. FBO Vantage Financial Partners Limited, Denver, CO	Class R	11.20%	—
	LPL Financial, San Diego, CA	Class Z	94.41%	—

Statement of Additional Information – Jan. 27, 2012	Page 164

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Retirement	Columbia Management	Class R	99.97%	—
Plus 2010
	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	12.19%	—
	P & Y Trading Co. FBO Peter Lee 401K, Charlotte, NC	Class C	72.59%	—
	MG Trust Co. FBO Carmelite System, Denver, CO	Class C	10.70%	—
	David Phillippe, North Wales, PA	Class C	5.51%	—
	Wells Fargo Bank	Class Z	99.59%	61.75%
Columbia Retirement	Columbia Management	Class R	77.80%	—
Plus 2015
	Frontier Trust Co. FBO Consumer Mortgage Audit Center 401K, Fargo, ND	Class R	22.17%	—
	State Street Bank & Trust Cust IRA Thomas Lynch, Paterson, NJ	Class C	32.54%	—
	State Street Bank & Trust Cust FBO Ellen F. Casper IRA, Aurora, OH	Class C	14.38%	—
	American Enterprise Investment Services	Class C	13.60%	—
	MG Trust Company FBO HSG Inc. DBA Control Concepts, Denver, CO	Class C	7.88%	—
	MG Trust Company FBO Reliable Machine Co., Denver, CO	Class C	7.69%	—
	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	7.45%	—
	Wells Fargo Bank	Class Z	99.26%	72.34%
Columbia Retirement	Columbia Management	Class C	6.46%	—
Plus 2020
	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	86.68%	—
	MG Trust Company FBO Ashley’s Auto Body Shop Inc., Denver, CO	Class R	10.45%	—
	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	70.10%	—
	State Street Bank & Trust Cust IRA Stephen Joseph Oracko, Roanoke, VA	Class C	23.44%	—
	Wells Fargo Bank	Class Z	99.99%	76.50%

Statement of Additional Information – Jan. 27, 2012	Page 165

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Retirement	Columbia Management	Class R	9.50%	—
Plus 2025
	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	11.06%	—
	American Enterprise Investment Services	Class A	6.70%	—
	MG Trust Company FBO Ashley’s Auto Body Shop Inc., Denver, CO	Class R	48.96%	—
	Frontier Trust Co. FBO Consumer Mortgage Audit Center 401K, Fargo, ND	Class R	41.54%	—
	Frederick Smith Trustee Eagle Industries Inc. 401K Plan, Oak Harbor, WA	Class C	51.81%	—
	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	15.76%	—
	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	11.70%	—
	MG Trust Company FBO Reliable Machine Co., Denver, CO	Class C	6.89%	—
	Wells Fargo Bank	Class Z	99.96%	83.52%
Columbia Retirement	Columbia Management	Class R	25.24%	—
Plus 2030		Class C	8.49%
	American Enterprise Investment Services	Class A	10.62%	—
	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	91.51%	—
	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	74.76%	—
	Wells Fargo Bank	Class Z	100.00%	89.14%
Columbia Retirement	Columbia Management	Class R	66.48%	—
Plus 2035
	American Enterprise Investment Services	Class A	5.77%	—
	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	7.30%	—
	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	54.84%	—
	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	27.45%	—
	Frontier Trust Co. FBO Consumer Mortgage Audit Center 401K, Fargo, ND	Class R	33.50%	—
	Wells Fargo Bank	Class Z	99.95%	87.84%
Columbia Retirement	Columbia Management	Class C	100.00%	—
Plus 2040		Class R	28.47%
	MG Trust Company FBO Ashley’s Auto Body Shop Inc., Denver, CO	Class R	71.52%	—
	Wells Fargo Bank	Class Z	100.00%	88.89%

Statement of Additional Information – Jan. 27, 2012	Page 166

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Retirement	Columbia Management	Class R	82.82%	—
Plus 2045		Class R4	27.86%
	MG Trust Co. FBO Grove Resource Solutions 401K, Denver, CO	Class A	13.71%	—
	MG Trust Company FBO Dealer Automotive Services, Inc., Denver, CO	Class C	60.63%	—
	Lancaster Day Care Center 401K Plan, Lancaster, PA	Class C	24.50%	—
	MG Trust Company FBO Villa Park Trucking Inc. 401K, Denver, CO	Class C	5.74%	—
	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	17.18%	—
	Scottrade Inc. FBO Michael C. Davis Roth IRA, St. Louis, MO	Class R4	72.14%	—
	Wells Fargo Bank	Class Z	99.56%	88.37%
For funds with fiscal period ending May 31
Columbia Absolute Return	Columbia Management	Class A	100.00%	39.89%	(a)
Emerging Markets Macro		Class B	100.00%
		Class C	100.00%
		Class I	100.00%
		Class R	100.00%
		Class W	100.00%
Columbia Absolute Return	Columbia Management	Class B	7.71%	56.02%	(a)
Enhanced Multi-Strategy		Class I	85.72%
		Class R	100.00%
		Class W	100.00%
	LPL Financial, San Diego, CA	Class A	10.22%	—
		Class Z	49.04%
	UBS WM USA, Weehawken, NJ	Class A	7.58%	—
		Class C	5.84%
	American Enterprise Investment Services	Class B	92.29%	—
	Columbia LifeGoal Growth Portfolio	Class I	14.28%	—
	Charles Schwab	Class Z	22.15%	—
	NFS LLC FEBO Gari Family Limited Ptsh, Tampa, FL	Class Z	17.88%	—
Columbia Absolute Return	Columbia Management	Class I	38.88%	54.31%	(a)
Multi-Strategy		Class R	100.00%
		Class W	100.00%
	Columbia Income Builder Fund	Class I	25.91%	—
	UBS WM USA, Weehawken, NJ	Class A	9.11%	—
		Class C	5.82%
	American Enterprise Investment Services	Class B	90.95%	—
		Class C	10.61%
	Columbia LifeGoal Balanced Growth Portfolio	Class I	24.71%	—
	LPL Financial, San Diego, CA	Class Z	79.78%	—
	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class Z	5.37%	—
	Oppenheimer & Co. Inc. FBO Marta Herskovits Trust, 2732 Arkansas Drive	Class Z	5.37%	—

Statement of Additional Information – Jan. 27, 2012	Page 167

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia High Yield Bond	MLP Fenner & Smith	Class C	13.89%	—
		Class R	60.57%
		Class Z	25.87%
	Columbia Income Builder Fund	Class I	73.42%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	13.97%	—
	American Enterprise Investment Services	Class W	99.97%	—
	ING Life Insurance and Annuity (ING), Hartford, CT	Class R	10.21%	—
		Class R3	77.06%
		Class R4	81.14%
	UBS WM USA, Weehawken, NJ	Class C	5.20%	—
	Massachusetts Mutual Life Ins. Co.,	Class R3	13.78%	—
	Springfield, MA	Class R4	10.97%
	Taynik & Co., Quincy, MA	Class R3	8.49%	—
	NFS LLC FEBO US Bank National Association, Milwaukee, WI	Class R5	92.97%	—
	Prudential Investment Management Services, Newark, NJ	Class Z	59.31%	—
	James C. Cheron, Metairie, LA	Class Z	6.34%	—
Columbia Multi-Advisor Small Cap Value	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	32.29%	—
	Columbia Portfolio Builder Moderate Fund	Class I	30.47%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	18.89%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.81%	—
	Columbia LifeGoal Growth Portfolio	Class I	7.60%	—
	Hartford Life Insurance Co, Hartford, CT	Class R	33.76%	—
	MLP Fenner & Smith	Class R	31.19%	—
		Class Z	17.65%
	Frontier Trust Co. FBO The Lynn Insurance Group 401K, Fargo, ND	Class R	5.78%	—
	MG Trust Company Cust FBO Renton Sports & Spine, Denver, CO	Class R	5.22%	—
	Orchard Trust Co. LLC, Greenwood Village, CO	Class R3	49.16%	—
	PIMS/Prudential Retirement, Boston, MA	Class R3	11.68%	—
	Frontier Trust Company FBO Select Engineering, Inc., Fargo, ND	Class R3	8.84%	—
	VRSCO, Houston, TX	Class R3	7.39%	—
		Class R4	75.69%
		Class R5	6.13%
	Taynik & Co., Quincy, MA	Class R4	8.12%	—
	Charles Schwab	Class R4	6.04%	—
	JPMorgan Chase Bank FBO Alliant Energy Corp. 401K, Kansas City, MO	Class R5	71.32%	—
	Prudential Investment Management Services LLC, Newark, NJ	Class Z	35.12%	—
	UBS WM USA, Weehawken, NJ	Class Z	31.20%	—
	Wells Fargo Bank FBO Zinpro, Charlottle, NC	Class Z	17.65%	—

Statement of Additional Information – Jan. 27, 2012	Page 168

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia U.S. Government Mortgage	Columbia Income Builder Fund	Class I	52.57%	—
	Columbia Portfolio Builder Moderate Fund	Class I	8.24%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	20.43%	—
	Charles Schwab	Class R4	40.07%	—
	American Enterprise Investment Services	Class R4	26.43%	—
	Counsel Trust DBA MATC FBO Harvard Management Solutions 401K, Pittsburgh, PA	Class R4	18.27%	—
	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	15.24%	—
	MLP Fenner & Smith	Class A	8.26%	—
		Class B	16.96%
		Class C	21.42%
		Class Z	78.43%
	Government Securities Portfolio, Charlotte, NC	Class Z	5.46%	—
Funds with fiscal period ending June 30
Columbia Dividend
Opportunity	Columbia Income Builder Fund	Class I	34.18%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	8.77%	—
	Columbia Portfolio Builder Moderate Fund	Class I	13.79%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	15.46%	—
	Columbia LifeGoal Growth Portfolio	Class I	16.15%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	6.31%	—
	MLP Fenner & Smith	Class C	9.32%	—
		Class R	84.27%
	Charles Schwab	Class R4	10.38%	—
		Class Z	60.36%
	VRSCIO FBO AIGFSB Cust., Houston, TX	Class R4	81.76%	—
	NFS LLC FEBO American Trust & Svgs., Dubuque, IA	Class R	14.43%	—
	NFS LLC FEBO Borel Private Bank & Trust Co., San Mateo, CA	Class R5	95.53%	—
	American Enterprise Investment Services	Class W	99.98%	—

Statement of Additional Information – Jan. 27, 2012	Page 169

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
For funds with fiscal period ending July 31
Columbia Floating Rate	Columbia Management	Class R4	6.56%	—
		Class R5	100.00%
		Class W	100.00%
	Columbia Income Builder Fund	Class I	60.18%	—
	Columbia Portfolio Builder Moderate Fund	Class I	17.53%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	11.00%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.71%	—
	Charles Schwab	Class A	5.46%	—
		Class R4	63.54%
	MLP Fenner & Smith	Class C	13.25%	—
		Class Z	16.73%
	UBS WM USA , Weehawkin, NJ	Class C	5.49%	—
	NFS LLC FEBO American Trust & Svgs, Dubuque, IA	Class R4	29.90%	—
	Frontier Trust Co. FBO A E Group Inc. 401K, Fargo, ND	Class R	96.96%	—
	TD Ameritrade Inc. FEBO	Class Z	29.64%	—
	Citigroup Global Markets, Inc.	Class Z	19.74%	—
	First Clearing LLC, St. Louis, MO	Class Z	15.42%	—
	Pershing LLC, Jersey City, NJ	Class Z	10.49%	—
Columbia Income Opportunities	Columbia Management	Class R	63.62%	—
		Class W	100.00%
	Columbia Portfolio Builder Moderate Fund	Class I	29.46%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.47%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	12.95%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.70%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	17.39%	—
	Columbia LifeGoal Income & Growth Portfolio	Class I	5.66%	—
	MLP Fenner & Smith	Class A	6.28%	—
		Class B	23.59%
		Class C	16.10%
		Class Y	99.85%
		Class Z	65.99%
	UBS WM USA , Weehawkin, NJ	Class C	5.67%	—
	Frontier Trust Co. FBO Get Up & Go Fitness, Fargo, ND	Class R	36.38%	—
	Orchard Trust Company, Greenwood Village, CO	Class R4	81.17%	—
	Charles Schwab	Class R4	16.10%	—

Statement of Additional Information – Jan. 27, 2012	Page 170

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Inflation Protected Securities	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	14.56%	36.61%	(a)
	Columbia Income Builder Fund	Class I	20.05%	—
	Columbia Portfolio Builder Conservative Fund	Class I	10.60%	—
	Columbia Portfolio Builder Moderate Fund	Class I	32.05%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.76%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.78%	—
	Citigroup Global Markets	Class C	13.12%	—
	MLP Fenner & Smith	Class C	15.14%	—
		Class R	63.34%
		Class Z	63.34%
	Frontier Trust Co. FBO Moen 401K, Fargo, ND	Class R2	7.71%	—
	Frontier Trust Co. FBO B & L Corp. 401K, Fargo, ND	Class R2	5.61%	—
	Frontier Trust Co. FBO C. Anthony Phillips Accountancy, Fargo, ND	Class R2	6.37%	—
	MG Trust Company FBO First Choice Automotive, Denver, CO	Class R4	34.72%	—
	MG Trust Company FBO Law Offices of Rosemarie Arnold, Denver, CO	Class R4	28.79%	—
	MG Trust Company FBO Washington Valley Construction, Denver, CO	Class R4	11.82%	—
	American Enterprise Investment Services Inc.	Class W	99.93%	—
Columbia Large Core Quantitative	Columbia Portfolio Builder Aggressive Fund	Class I	12.02%	—
	Columbia Portfolio Builder Moderate Fund	Class I	24.18%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	21.71%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	14.54%	—
	Columbia LifeGoal Growth Portfolio	Class I	11.94%	—
	American Enterprise Investment Services	Class W	99.90%	—
	MLP Fenner & Smith	Class C	9.53%	—
		Class R	74.01%
		Class Z	37.90%
	Wells Fargo Bank	Class R4	99.44%	—
		Class R5	99.91%
	First Clearing LLC, St. Louis, MO	Class Z	41.55%	—
	Citigroup Global Markets, Inc.	Class Z	20.18%	—

Statement of Additional Information – Jan. 27, 2012	Page 171

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Limited Duration Credit	Columbia Portfolio Builder Conservative Fund	Class I	22.01%	—
	Columbia Portfolio Builder Moderate Fund	Class I	8.44%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	23.73%	—
	Columbia Income Builder Fund	Class I	14.78%	—
	AAF Lifegoal Balanced Growth Portfolio	Class I	18.24%	—
	MLP Fenner & Smith	Class C	8.46%	—
		Class Z	55.83%
	Charles Schwab	Class R4	93.05%	—
	American Enterprise Investment Services Inc.	Class R4	5.29%	—
		Class W	99.95%
	LPL Financial, San Diego, CA	Class Z	14.72%	—
	First Clearing LLC, St. Louis, MO	Class Z	11.34%	—
Columbia Money Market	Columbia Management	Class R	59.50%	—
	Columbia Portfolio Builder Conservative Fund	Class I	34.56%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	34.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.01%	—
	Columbia Portfolio Builder Moderate Fund	Class I	6.33%	—
	UBS WM USA, Weehawkin, NJ	Class C	5.99%	—
	Pershing LLC, Jersey City, NJ	Class Z	5.58%	—
	Counsel Trust DBA MATC FBO Farmer Fuqua & Huff PC 401K, Pittsburgh, PA	Class R	36.36%	—
	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	33.46%	—
	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	30.58%	—
	Frontier Trust Co. FBO Okmetic Inc. 401K, Fargo, ND	Class R5	22.00%	—
	Thomas Crandall FBO National Frost Inc. 401K, E. Rochester, NY	Class R5	6.14%	—
	American Enterprise Investment Services	Class W	99.96%	—
	Wells Fargo Bank	Class Z	32.16%	—
	Future Scholar Conservative Portfolio, Charlotte, NC	Class Z	7.82%	—

Statement of Additional Information – Jan. 27, 2012	Page 172

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending August 31
Columbia Diversified Bond	Columbia Management	Class R3	88.48%	—
	Citigroup Global Markets, Owings Mills, MD	Class C	18.44%	—
		Class Z	20.19%
	MLP Fenner & Smith	Class C	9.32%	—
		Class R	37.69%
		Class Z	32.59%
	Columbia Income Builder Fund	Class I	13.59%	—
	Columbia Portfolio Builder Moderate Fund	Class I	47.45%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	17.84%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.11%	—
	Frontier Trust Company FBO Thomas J. King, Jr. DDS, Fargo, ND	Class R	32.24%	—
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	7.13%	—
	MG Trust Company FBO Oklahoma Environmental Management, Denver, CO	Class R3	7.81%	—
	Wells Fargo Bank	Class R4	99.37%	—
	Patricks Plain, Easton, MD	Class R5	54.96%	—
	Charles Schwab	Class R5	40.69%	—
	American Enterprise Investment Services	Class W	99.98%	—
	First Clearing LLC, St. Louis, MO	Class Z	30.41%	—
Columbia Marsico Flexible	Columbia Management	Class I	100.00%	—
Capital		Class R	25.64%
	UBS WM USA, Weehawken, NJ	Class A	16.88%	—
		Class C	10.35%
	MG Trust Company FBO Warren City School District 403B, Denver, CO	Class R	74.36%	—
	LPL Financial, San Diego, CA	Class Z	52.41%	—
	Charles Schwab	Class Z	43.93%	—
Columbia Minnesota Tax-Exempt	First Clearing LLC, St. Louis, MO	Class Z	66.00%	—
	MLP Fenner & Smith	Class Z	29.09%	—

Statement of Additional Information – Jan. 27, 2012	Page 173

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending September 30
Columbia Diversified Equity	Columbia Management	Class W	100.00%	—
Income
	Columbia Portfolio Builder Aggressive Fund	Class I	36.18%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	63.81%	—
	First Clearing LLC	Class C	6.01%	—
	Hartford Life	Class R	50.57%	—
		Class R3	5.48%
	Hartford Securities Distribution Company Inc., Hartford, CT	Class R	14.67%	—
	Orchard Trust Company	Class R	7.79%	—
		Class R3	23.84%
		Class R5	9.05%
	Wells Fargo Bank	Class R	13.06%	—
		Class R3	14.69%
		Class R4	30.45%
		Class R5	31.99%
	Great West Life & Annuity Insurance Co., Greenwood Vlg., CO	Class R3	30.54%	—
	Tomorrow’s Scholar Growth Portfolio, Milwaukee, WI	Class R4	7.29%	—
	Tomorrow’s Scholar Balanced Portfolio, Milwaukee, WI	Class R4	5.44%	—
	Tomorrow’s Scholar Moderate Growth Portfolio, Milwaukee, WI	Class R4	5.01%	—
	Mercer Trust Company, Norwood, MA	Class R5	7.17%	—
	ING	Class R	5.80%	—
		Class R4	13.97%
		Class R5	32.17%
	Taynik & Co., Quincy, MA	Class R3	8.32%	—
		Class R5	6.84%
	Ameriprise Trust Company	Class R5	8.32%	—
	NFS LLC FEBO State Bank & Trust	Class Z	78.80%	—
Columbia Large Growth	Columbia Management	Class R	100.00%	26.62%	(a)
Quantitative		Class R4	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	13.36%	—
	Columbia Portfolio Builder Moderate Fund	Class I	27.84%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	24.37%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	9.42%	—
	Columbia LifeGoal Growth Portfolio	Class I	18.90%	—
	MLP Fenner & Smith	Class C	43.07%	—
		Class Z	54.43%
	Citigroup Global Markets, Inc.	Class Z	23.21%	—
	American Enterprise Investment Services Inc.	Class W	99.94%	—
		Class Z	6.71%

Statement of Additional Information – Jan. 27, 2012	Page 174

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Large Value	Columbia Management	Class R	100.00%	—
Quantitative		Class R4	48.84%
	Columbia Income Builder Basic Income Fund	Class I	38.31%	—
	Columbia LifeGoal Growth Portfolio	Class I	34.54%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	19.19%	—
	MLP Fenner & Smith	Class A	8.03%	—
		Class B	16.85%
		Class C	14.29%
		Class T	16.34%
		Class Z	92.37%
	Pershing LLC	Class A	8.64%	—
		Class B	9.50%
		Class C	8.11%
	First Clearing LLC	Class B	12.78%	—
		Class C	9.71%
		Class R4	51.16%
	UBS WM USA	Class C	14.86%	—
	Hartford Securities Distribution Company	Class C	11.13%	—
	American Enterprise Investment Services Inc.	Class W	99.94%	—
Columbia Mid Cap Value	Columbia Management	Class W	100.00%	—
Opportunity	Columbia Portfolio Builder Aggressive Fund	Class I	18.86%
	Columbia Portfolio Builder Moderate Fund	Class I	27.19%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.48%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.64%	—
	Columbia LifeGoal Growth Portfolio	Class I	13.06%	—
	MLP Fenner & Smith	Class C	21.93%	—
		Class R5	8.28%
	First Clearing LLC	Class C	12.24%	—
		Class Z	33.94%
	Hartford Life	Class R	71.99%	—
		Class R3	16.01%
	ING	Class R4	15.90%	—
		Class R5	14.45%
	ING National Trust, Windsor, CT	Class R	5.29%	—
		Class R4	5.62%
		Class R5	6.91%
	Orchard Trust Company	Class R3	22.32%	—
	Great West Life & Annuity Insurance Co.	Class R3	13.78%	—
	State Street Corp., Boston, MA	Class R3	11.19%	—
	Wells Fargo Bank NA	Class R3	7.02%	—
		Class R4	31.67%
		Class R5	10.75%
	NFS LLC FEBO as Cust FBO Qualified Employee	Class R4	13.39%	—
	Benefit Plans, Covington, KY	Class R5	25.57%
	DGTC as Cust FBO Qualified Retirement Plans, Des Moines, IA	Class R4	6.36%	—
	Standard Insurance Co., Portland, OR	Class R5	6.97%	—
	Charles Schwab	Class R5	5.96%	—
	John Hancock Life Insurance Co. USA Boston, MA	Class Z	53.32%	—

Statement of Additional Information – Jan. 27, 2012	Page 175

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Strategic Allocation	Columbia Management	Class I	100.00%	—
		Class R	100.00%
	First Clearing LLC	Class R4	6.04%	—
.		Class Z	40.77%
	Charles Schwab	Class R4	93.96%	—
	Citigroup Global Markets, Inc.	Class Z	52.59%	—
Funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	Columbia Management	Class Z	5.08%	—
	RiverSource Disciplined Asset Allocation Conservative Fund	Class I	9.22%	—
	RiverSource Disciplined Asset Allocation Moderate Fund	Class I	9.03%	—
	RiverSource Disciplined Asset Allocation Moderately Conservative Fund	Class I	6.63%	—
	Columbia Income Builder Fund	Class I	26.68%	—
	Columbia Income Builder Fund III	Class I	9.60%	—
	Columbia Income Builder Fund II	Class I	32.54%	—
	American Enterprise	Class W	99.98%	—
	MLP Fenner & Smith	Class C	5.56%	—
	Stephen W. Lemmon, Austin TX	Class Z	70.93%	—
	State Street Bank & Trust IRA James Harold Maret, Hartwell, GA	Class Z	23.99%	—
Columbia Asia Pacific ex-	Columbia Management	Class C	16.03%	—
Japan		Class I	100.00%
		Class R	100.00%
		Class Z	100.00%
	American Enterprise	Class A	56.81%	—
		Class C	83.97%
	MAC & Co., Pittsburgh, PA	Class R5	16.87%	—
Columbia Emerging Markets	Columbia Management	Class R4	9.47%	31.69%	(a)
Bond	Disciplined Asset Allocation Conservative Fund	Class I	5.10%	—
	Disciplined Asset Allocation Moderate Fund	Class I	6.65%	—
	Columbia Income Builder Fund III	Class I	25.08%	—
	Columbia Income Builder Fund II	Class I	39.79%	—
	Columbia Income Builder Fund	Class I	14.01%	—
	American Enterprise Investment Services, Inc.	Class R4	79.93%	—
		Class W	99.95%
	Citigroup Global Markets	Class C	17.66%	—
	MLP Fenner & Smith	Class C	10.83%	—
	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class R4	6.71%	—
	LPL Financial, San Diego, CA	Class Z	47.20%	—
	State Street Bank & Trust, Okate, SC	Class Z	9.94%	—
	RBC Capital Markets Corp. FBO Joan A. Jagow, Chagrin Falls, OH	Class Z	6.56%	—

Statement of Additional Information – Jan. 27, 2012	Page 176

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Emerging Markets	Columbia Management	Class W	100.00%	—
Opportunity		Class Z	9.85%
	Columbia Portfolio Builder Aggressive Fund	Class I	17.88%	—
	Columbia Portfolio Builder Moderate Fund	Class I	27.53%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.22%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.99%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	17.36%	—
	MLP Fenner & Smith	Class C	33.15%	—
		Class R	79.92%	—
	American Enterprise Investment Services, Inc.	Class R4	33.14%	—
	Patricks Plain	Class R5	84.14%	—
	State Street Bank & Trust Roth IRS Kimberly V. Flower, El Portal, FL	Class Z	51.53%	—
	State Street Bank & Trust IRA Zafar H. Fatimi, Bellport, NY	Class Z	20.06%	—
	State Street Bank & Trust Jennifer A. George Cust.	Class Z	18.56%	—
Columbia European Equity	Columbia Management	Class R4	13.72%	—
		Class Z	100.00%
	American Enterprise Investment Services	Class R4	11.10%	—
	Columbia Retirement Plus 2015 Fund	Class I	10.61%	—
	Columbia Retirement Plus 2020 Fund	Class I	14.27%	—
	Columbia Retirement Plus 2025 Fund	Class I	19.71%	—
	Columbia Retirement Plus 2030 Fund	Class I	18.11%	—
	Columbia Retirement Plus 2035 Fund	Class I	13.79%	—
	Columbia Retirement Plus 2040 Fund	Class I	10.13%	—
	Columbia Retirement Plus 2045 Fund	Class I	10.37%	—
	Citigroup Global Markets	Class C	6.37%	—
	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class R4	71.45%	—

Statement of Additional Information – Jan. 27, 2012	Page 177

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Frontier	Columbia Management	Class R4	12.36%	32.79%	(a)
		Class Z	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	17.46%	—
	Columbia Portfolio Builder Moderate Fund	Class I	26.00%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	26.95%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.88%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—
	MLP Fenner & Smith	Class C	19.23%	—
		Class R	41.51%
	American Enterprise Investment Services	Class R4	77.27%	—
	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	17.68%	—
	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K	Class R	7.98%	—
	Frontier Trust Company FBO Dedicated Systems	Class R	7.08%	—
	Seligman Advisors Inc., Minneapolis, MN	Class R	8.14%	—
	Accutek Packaging Equipment Company 401K	Class R	7.26%	—
	Gramma Fisher Foundation (Gramma Fisher Foundation), Easton, MD	Class R5	68.74%	—
	Patricks Plain	Class R5	28.20%	—
Columbia Global Bond	Columbia Management	Class R	100.00%	36.61%	(a)
		Class Z	10.75%
	Columbia Income Builder Fund II	Class I	5.76%	—
	Columbia Portfolio Builder Conservative Fund	Class I	10.94%	—
	Columbia Portfolio Builder Moderate Fund	Class I	31.65%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	17.91%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.98%	—
	American Enterprise Investment Services	Class R4	75.23%	—
	Leslie Betts FBO Pharmacy Administrative Solutions	Class R4	7.31%	—
	Michael Gallina FBO Manns Jewelers Inc.	Class R4	5.46%	—
	State Street Bank & Trust, Alexandria, VA	Class Z	64.05%	—
	Edward D. Jones & Co., Maryland Hts., MO	Class Z	20.95%	—

Statement of Additional Information – Jan. 27, 2012	Page 178

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Global Equity	Columbia Management	Class R	10.21%	—
		Class R5	23.24%
		Class W	100.00%
		Class Z	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	12.15%	—
	Columbia Portfolio Builder Moderate Fund	Class I	32.75%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	35.55%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	8.22%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	8.42%	—
	MLP Fenner & Smith	Class C	7.45%	—
	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K, Fargo, ND	Class R	21.64%	—
	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	20.41%	—
	Frontier Trust Company FBO Financial Network Audit, LLC, Fargo, ND	Class R	18.68%	—
	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	Class R	13.49%	—
	Frontier Trust Company FBO Nile Project, Inc., Fargo, ND	Class R	6.95%	—
	Accutek Packaging Equipment Company 401K	Class R	6.08%	—
	Wachovia Bank	Class R4	98.08%	—
	American Enterprise Investment Services, Inc.	Class R5	76.76%	—
Columbia Global Extended	Columbia Management	Class C	5.16%	51.12%	(a)
Alpha		Class I	100.00%
		Class R	99.99%
		Class R4	11.55%
		Class Z	9.63%
	Charles Schwab	Class C	7.31%	—
	American Enterprise Investment Services, Inc.	Class B	70.30%	—
		Class C	69.49%
		Class R4	88.46%
	Pershing LLC, Jersey City, NJ	Class C	11.75%	—
	Charles Schwab	Class C	7.31%	—
	TD Ameritrade Inc., Omaha, NE	Class Z	90.37%	—
Columbia Multi-Advisor	Columbia Management	Class Z	100.00%	27.51%	(a)
International Value
	Columbia Portfolio Builder Aggressive Fund	Class I	17.37%	—
	Columbia Portfolio Builder Moderate Fund	Class I	26.92%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.32%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.83%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	16.83%	—
	American Enterprise Investment Services	Class R4	45.15%	—

Statement of Additional Information – Jan. 27, 2012	Page 179

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Seligman Global Technology	Columbia Management	Class Z	14.14%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	17.47%	—
	Columbia Portfolio Builder Moderate Fund	Class I	26.77%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.51%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.87%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—
	MLP Fenner & Smith	Class A	9.11%	—
		Class B	6.50%
		Class C	19.64%
		Class R	12.72%
	Morgan Stanley, Jersey City, NJ	Class C	5.05%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	65.14%	—
	American Enterprise Investment Services	Class R4	30.81%	—
	Frontier Trust Company FBO Chalet Dental Care 401K	Class R	5.36%	—
	MAC & Co., Pittsburgh, PA	Class R5	99.84%	—
	Julie Rosenfield, Broadmore Rd.	Class Z	85.86%	—
Funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	None	N/A	N/A	—
Columbia Mid Cap Growth	Columbia Management	Class R	11.21%	—
Opportunity		Class R3	28.51%
		Class R	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	18.40%	—
	Columbia Portfolio Builder Moderate Fund	Class I	27.57%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.63%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.72%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	14.51%	—
	MLP Fenner & Smith	Class C	9.73%	—
	Orchard Trust Company LLC Custodian FBO	Class R	88.79%	—
	Oppenheimer Funds, Greenwood Village, CO
	MG Trust Company FBO Body Masters Inc., Denver, CO	Class R3	57.09%	—
	MG Trust Company FBO Central Jersey Collision, Denver, CO	Class R3	14.39%	—
	Wachovia Bank	Class R4	84.04%	—
	Orchard Trust Company LLC FBO Silgan Plastics, Greenwood Village, CO	Class R4	5.40%	—

Statement of Additional Information – Jan. 27, 2012	Page 180

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending December 31
Columbia Government Money Market	Morgan Stanley Smith Barney	Class B	5.52%	—
	Frontier Trust Company FBO Piedmont Cardiology Assocs, Fargo, ND	Class R	21.07%	—
	Counsel Trust FBO Phonic Ear Holdings Inc. 401K, Pittsburgh, PA	Class R	18.74%	—
	Frontier Trust Company FBO Hospice Advantage 401K, Fargo, ND	Class R	9.52%	—
	Frontier Trust Company FBO ED Fagan Inc. 401K, Fargo, ND	Class R	8.67%	—
	Frontier Trust Company FBO A&B Builders 401K, Fargo, ND	Class R	6.56%	—
	Frontier Trust Company FBO First Security Bank of Nevada 401K, Fargo, ND	Class R	5.77%	—
	Patricks Plain, Easton, MD	Class R5	58.39%	—
	MG Trust Company FBO Seattle Goodwill Industries 403B, Denver, CO	Class R5	21.08%	—
	Gramma Fischer Foundation, Easton, MD	Class R5	19.57%	—
	Thomas R. Bales Cust, Novado, CA	Class Z	17.58%	—
	Living Trust of Frederick Hemker, Maple Grove, MN	Class Z	12.40%	—
	Edward D. Jones & Co., Maryland Heights, MO	Class Z	7.12%	—
	Mary K Parent, Hillsboro, OR	Class Z	6.20%	—
	Om P. Chhabra, Huntington, CT	Class Z	6.01%	—
	Portland Chinese Scholarship Foundation, Clackamas, OR	Class Z	5.86%	—
Columbia Select Large-Cap	Columbia Management	Class R4	28.69%	—
Value		Class Z	37.59%
	Portfolio Builder Aggressive	Class I	16.15%	—
	Portfolio Builder Moderate	Class I	24.11%	—
	Portfolio Builder Moderate Aggressive	Class I	26.91%	—
	Portfolio Builder Moderate Conservative	Class I	5.83%	—
	Portfolio Builder Total Equity	Class I	16.14%	—
	American Enterprise Investment Services	Class W	99.98%	—
	Morgan Stanley Smith Barney	Class A	37.64%	—
	New York Life Trust Company, Parsippany, NJ	Class A	6.59%	—
	MLP Fenner & Smith	Class A	7.58%	—
		Class B	17.72%
		Class C	36.60%
		Class R	75.88%
	Citigroup Global Markets	Class A	11.69%	—
		Class B	6.36%
		Class C	6.20%
	Gramma Fischer Foundation	Class R5	26.08%	—
	Charles Schwab	Class R4	71.31%	—
		Class R5	23.57%
	State Street Bank & Trust	Class R5	40.24%	—
	Miriam A. Wolf, Green Valley, AZ	Class Z	62.41%	—

Statement of Additional Information – Jan. 27, 2012	Page 181

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Select Smaller-Cap Value	Portfolio Builder Aggressive	Class I	19.83%	—
	Portfolio Builder Total Equity	Class I	59.02%	—
	MLP Fenner & Smith	Class C	30.77%	—
		Class R	61.76%
	DCGT FBO Principal Financial Group, Des Moines, IA	Class R	11.70%	—
	Wachovia Bank	Class R4	96.64%	—
	Charles Schwab	Class R5	10.06%	—
	Gramma Fisher Foundation	Class R5	51.43%	—
	Patricks Plain LLC	Class R5	35.50%	—
	State Street Bank & Trust	Class Z	97.81%	—
Columbia Seligman Communications and Information	Columbia Management	Class R3	6.92%	—
	UBS WM USA, Weehawken, NJ	Class C	7.92%	—
	Portfolio Builder Aggressive	Class I	17.74%	—
	Portfolio Builder Moderate	Class I	26.39%	—
	Portfolio Builder Moderate Aggressive	Class I	29.62%	—
	Portfolio Builder Moderate Conservative	Class I	6.40%	—
	Portfolio Builder Total Equity	Class I	17.79%	—
	MLP Fenner & Smith	Class A	12.12%	—
		Class B	19.82%
		Class C	21.83%
		Class R	36.38%
		Class R5	55.98%
	Citigroup Global Markets	Class B	7.58%	—
		Class C	6.79%
	MG Trust Company FBO Exceptional Software	Class R3	13.31%	—
	Strategies, Denver, Co	Class R4	28.72%	—
	Charles Schwab	Class R5	11.48%
	Hartford Life Insurance Co., Hartford, CT	Class R	26.45%	—
	JPMorgan Chase Bank, New York, NY	Class R	14.10%	—
	Pershing LLC, Jersey City, NJ	Class R3	72.95%	—
	Gramma Fisher Foundation	Class R5	8.61%	—
	Patricks Plain LLC	Class R5	6.40%	—
	RBC Capital Markets Corp.	Class Z	10.54%	—
	TD Ameritrade, Omaha, NE	Class Z	8.34%	—
	LPL Financial, San Diego, CA	Class Z	5.76%	—
	Frontier Trust Company FBO Red River Employers 401K, Fargo, ND	Class R4	66.32%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.

Statement of Additional Information – Jan. 27, 2012	Page 182

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Statement of Additional Information – Jan. 27, 2012	Page 183

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Statement of Additional Information – Jan. 27, 2012	Page 184

Independent Registered Public Accounting Firm

For funds formerly branded as RiverSource and Threadneedle (See Appendix F), the financial statements for the fiscal years ended on or after July 31, 2007, and for funds formerly branded as Seligman (See Appendix F), the financial statements for the fiscal years ended on or after Sept. 30, 2009 contained in a fund’s Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds. For RiverSource and Threadneedle funds, the financial statements for periods ended on or before June 30, 2007 and for Seligman funds, the financial statements for periods ended on or before Dec. 31, 2008, were audited by other auditors.

Statement of Additional Information – Jan. 27, 2012	Page 185

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because certain of the funds invest in U.S. government obligations, the value of the funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Statement of Additional Information – Jan. 27, 2012	A-1

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Statement of Additional Information – Jan. 27, 2012	A-2

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Statement of Additional Information – Jan. 27, 2012	A-3

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Statement of Additional Information – Jan. 27, 2012	A-4

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Statement of Additional Information – Jan. 27, 2012	A-5

Appendix B

STATE TAX-EXEMPT FUNDS

STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

Statement of Additional Information – Jan. 27, 2012	B-1

Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

As Amended and Restated – Effective January 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Funds Proxy Voting Guidelines	C-1

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Funds Proxy Voting Guidelines	C-2

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Funds Proxy Voting Guidelines	C-3

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Funds Proxy Voting Guidelines	C-4

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Funds Proxy Voting Guidelines	C-5

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Funds Proxy Voting Guidelines	C-6

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Funds Proxy Voting Guidelines	C-7

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Funds Proxy Voting Guidelines	C-8

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Funds Proxy Voting Guidelines	C-9

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Funds Proxy Voting Guidelines	C-10

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Funds Proxy Voting Guidelines	C-11

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Funds Proxy Voting Guidelines	C-12

Appendix D

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
	$0 – $49,999		5.75%	6.10%
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities, Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Statement of Additional Information – Jan. 27, 2012	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund

Columbia Acorn Emerging Markets Fund

Columbia Acorn European Fund

Columbia Acorn International

Columbia Acorn International Select

Columbia Acorn Select

Columbia Acorn USA

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbiasm Thermostat Fund®

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

Statement of Additional Information – Jan. 27, 2012	E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Statement of Additional Information – Jan. 27, 2012	F-1

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

S-6500 DF (1/12)

Statement of Additional Information – Jan. 27, 2012	F-2

Portfolio of Investments

Columbia Strategic Allocation Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 55.1%

CONSUMER DISCRETIONARY 6.1%
Auto Components 0.4%
American Axle & Manufacturing Holdings, Inc.(a)(b)	3,600	$27,468
Autoliv, Inc.(b)	11,580	561,630
Cooper Tire & Rubber Co.	1,220	13,286
Dana Holding Corp.(a)	6,000	63,000
Exedy Corp.(c)	17,800	674,025
Hankook Tire Co., Ltd.(c)	4,971	167,311
Hyundai Mobis(c)	1,250	354,045
Lear Corp.	3,400	145,860
NHK Spring Co., Ltd.(c)	65,000	574,328
Nokian Renkaat OYJ(c)	3,847	115,171
Superior Industries International, Inc.(b)	12,800	197,760
Tenneco, Inc.(a)	6,078	155,658
TRW Automotive Holdings Corp.(a)	12,675	414,853

Total		3,464,395
Automobiles 0.3%
Bayerische Motoren Werke AG(c)	6,309	416,780
Fuji Heavy Industries Ltd.(c)	178,000	1,045,128
General Motors Co.(a)(b)	18,200	367,276
Hyundai Motor Co.(c)	1,842	322,014
PT Astra International Tbk(c)	14,130	101,008
Tofas Turk Otomobil Fabrikasi AS(c)	46,350	164,429

Total		2,416,635
Distributors —%
PT Sumber Alfaria Trijaya Tbk(c)	305,500	127,703
Diversified Consumer Services 0.8%
Apollo Group, Inc., Class A(a)	128,500	5,089,885
Bridgepoint Education, Inc.(a)(b)	19,100	333,104
CPI Corp.	800	4,960
H&R Block, Inc.	8,000	106,480
ITT Educational Services, Inc.(a)(b)	8,800	506,704
Lincoln Educational Services Corp.	30,550	247,149
Sotheby’s	7,450	205,397
Weight Watchers International, Inc.(b)	9,200	535,900

Total		7,029,579

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER DISCRETIONARY (cont.)
Hotels, Restaurants & Leisure —%
Multimedia Games Holdings Co., Inc.(a)	31,200	$126,048
Six Flags Entertainment Corp.(b)	4,600	127,512

Total		253,560
Household Durables 0.2%
Arnest One Corp.(c)	73,600	760,741
Forbo Holding AG(a)(b)(c)	1,239	485,773
Tempur-Pedic International, Inc.(a)(b)	1,900	99,959

Total		1,346,473
Internet & Catalog Retail 0.2%
GS Home Shopping, Inc.(c)	760	67,752
Netflix, Inc.(a)	600	67,896
priceline.com, Inc.(a)	3,700	1,663,002

Total		1,798,650
Leisure Equipment & Products 0.1%
Arctic Cat, Inc.(a)(b)	25,980	376,450
Giant Manufacturing Co., Ltd.(c)	27,000	99,390
JAKKS Pacific, Inc.(b)	8,499	161,056
Polaris Industries, Inc.	3,400	169,898
Sturm Ruger & Co., Inc.	15,500	402,690

Total		1,209,484
Media 1.4%
Comcast Corp., Class A	138,100	2,886,290
DIRECTV, Class A(a)	118,324	4,999,189
DISH Network Corp., Class A(a)	48,041	1,203,907
EW Scripps Co., Class A(a)(b)	10,100	70,700
PChome Online, Inc.(c)	10,000	58,347
Sinclair Broadcast Group, Inc., Class A	29,200	209,364
Time Warner Cable, Inc.	34,400	2,155,848

Total		11,583,645
Multiline Retail 0.2%
Clicks Group Ltd.(c)	37,160	172,220
Dillard’s, Inc., Class A(b)	3,807	165,528
Dollar Tree, Inc.(a)	11,000	826,210
Golden Eagle Retail Group Ltd.(b)(c)	27,670	56,401
Macy’s, Inc.	4,000	105,280
SACI Falabella(c)	15,010	119,837

Total		1,445,476

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER DISCRETIONARY (cont.)
Specialty Retail 2.3%
Aaron’s, Inc.	36,100	$911,525
Advance Auto Parts, Inc.	1,400	81,340
Aeropostale, Inc.(a)(b)	4,300	46,483
ANN, Inc.(a)(b)	16,780	383,255
AutoZone, Inc.(a)	15,600	4,979,364
Belle International Holdings Ltd.(c)	145,000	249,979
Buckle, Inc. (The)(b)	4,100	157,686
Cato Corp. (The), Class A(b)	14,196	320,262
Childrens Place Retail Stores, Inc. (The)(a)(b)	754	35,084
Cia Hering(c)	7,180	119,715
Destination Maternity Corp.(b)	13,400	172,458
EDION Corp.(b)(c)	80,100	670,452
Express, Inc.	19,080	387,133
Finish Line, Inc., Class A (The)	1,900	37,981
GameStop Corp., Class A(a)(b)	8,000	184,800
Home Product Center PCL, Foreign Registered Shares(c)	448,812	134,159
Limited Brands, Inc.	142,302	5,480,050
Mr. Price Group Ltd.(c)	14,199	117,675
Pier 1 Imports, Inc.(a)	6,200	60,636
PT Ace Hardware Indonesia Tbk(c)	547,500	204,659
Rent-A-Center, Inc.	21,196	581,830
Ross Stores, Inc.	46,100	3,627,609
Sally Beauty Holdings, Inc.(a)	3,400	56,440
Select Comfort Corp.(a)(b)	3,500	48,895
Stage Stores, Inc.	16,100	223,307
Statoil Fuel & Retail ASA(a)(c)	86,134	634,037

Total		19,906,814
Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.	600	31,098
LG Fashon Corp.(c)	16,340	553,469
Titan Industries Ltd.(c)	27,000	114,659
Trinity Ltd.(c)	168,334	132,931
Warnaco Group, Inc. (The)(a)	1,218	56,138
Youngone Corp.(c)	54,200	894,372

Total		1,782,667
TOTAL CONSUMER DISCRETIONARY		52,365,081

CONSUMER STAPLES 5.4%
Beverages 0.5%
Carlsberg A/S, Class B(c)	11,820	700,445
Cia de Bebidas das Americas, ADR(c)	9,250	283,512
Coca-Cola Bottling Co. Consolidated(b)	1,900	105,374

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER STAPLES (cont.)
Beverages (cont.)
Coca-Cola Enterprises, Inc.	100,408	$2,498,151
Cott Corp.(a)(c)	59,288	403,751
Fomento Economico Mexicano SAB de CV, ADR(b)(c)	2,130	138,067
San Miguel Corp.(c)	94,710	249,985

Total		4,379,285
Food & Staples Retailing 1.9%
CP ALL PCL, Foreign Registered Shares(c)	79,480	122,005
Drogasil SA(c)	22,020	131,048
Eurocash SA(c)	10,310	72,982
George Weston Ltd.(c)	18,072	1,193,935
Koninklijke Ahold NV(c)	102,572	1,206,265
Kroger Co. (The)	83,610	1,836,076
Magnit OJSC, GDR(a)(c)(d)	7,860	149,000
Nash Finch Co.	1,500	40,395
President Chain Store Corp.(c)	33,819	190,464
Puregold Price Club, Inc.(a)(c)(g)	276,200	78,959
Safeway, Inc.	23,900	397,457
Seven & I Holdings Co., Ltd.(c)	31,733	889,479
Spartan Stores, Inc.	8,500	131,580
Wal-Mart Stores, Inc.	133,850	6,946,815
Walgreen Co.	89,800	2,953,522

Total		16,339,982
Food Products 0.9%
Cal-Maine Foods, Inc.(b)	4,809	151,147
Hershey Co. (The)	77,991	4,620,187
Hormel Foods Corp.	3,888	105,054
Marine Harvest ASA(b)(c)	1,041,433	453,873
Nestlé SA, Registered Shares(c)	25,146	1,384,355
PT Nippon Indosari Corpindo Tbk(c)	363,500	122,337
Smithfield Foods, Inc.(a)	300	5,850
Tyson Foods, Inc., Class A	46,900	814,184
Universal Robina Corp.(c)	134,250	126,865

Total		7,783,852
Household Products 0.3%
Kimberly-Clark Corp.	27,780	1,972,658
LG Household & Health Care Ltd.(c)	345	155,086
McBride PLC(c)	142,787	266,081
Oil-Dri Corp. of America	1,800	33,444

Total		2,427,269

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER STAPLES (cont.)
Personal Products 0.1%
Dabur India Ltd.(c)	76,540	$160,098
Nu Skin Enterprises, Inc., Class A(b)	13,888	562,742
Revlon, Inc., Class A(a)	10,200	125,664
Usana Health Sciences, Inc.(a)(b)	3,600	99,000

Total		947,504
Tobacco 1.7%
Altria Group, Inc.	16,797	450,328
Imperial Tobacco Group PLC(c)	22,760	768,095
ITC Ltd.(c)	33,680	135,674
Lorillard, Inc.(b)	51,900	5,745,330
Philip Morris International, Inc.	107,536	6,708,096
PT Gudang Garam Tbk(c)	23,570	139,384
Universal Corp.(b)	4,900	175,714

Total		14,122,621
TOTAL CONSUMER STAPLES		46,000,513

ENERGY 5.6%
Energy Equipment & Services 0.8%
Core Laboratories NV(b)(c)	6,706	602,400
National Oilwell Varco, Inc.	74,225	3,801,804
Oceaneering International, Inc.	7,000	247,380
Patterson-UTI Energy, Inc.	15,800	273,972
PHI, Inc.(a)	20,000	382,800
Pioneer Drilling Co.(a)(b)	8,000	57,440
RPC, Inc.(b)	6,000	97,920
SEACOR Holdings, Inc.	5,600	449,176
Shinko Plantech Co., Ltd.(c)	88,700	829,744

Total		6,742,636
Oil, Gas & Consumable Fuels 4.8%
Apache Corp.	46,456	3,727,630
Arch Coal, Inc.	12,000	174,960
Chevron Corp.(e)	94,094	8,705,577
China Shenhua Energy Co., Ltd., Class H(c)	70,500	276,434
Cimarex Energy Co.	1,031	57,427
Cloud Peak Energy, Inc.(a)	22,300	377,985
CNOOC Ltd.(c)	84,000	135,063
ConocoPhillips	78,751	4,986,513
CVR Energy, Inc.(a)	5,900	124,726
Devon Energy Corp.	11,700	648,648
Energen Corp.	14,200	580,638
Exxon Mobil Corp.	50,411	3,661,351
Green Plains Renewable Energy, Inc.(a)	6,900	64,377
James River Coal Co.(a)(b)	14,900	94,913

Issuer	Shares	Value
Common Stocks (continued)

ENERGY (cont.)
Oil, Gas & Consumable Fuels (cont.)
Japan Petroleum Exploration Co.(c)	20,600	$748,812
Lukoil OAO, ADR(c)	5,360	270,147
Marathon Oil Corp.	95,900	2,069,522
Noble Energy, Inc.	400	28,320
NovaTek OAO, GDR(c)(d)	2,430	278,985
OGX Petroleo e Gas Participacoes SA(a)(c)	12,720	78,407
Pacific Rubiales Energy Corp.(c)	5,340	113,129
Patriot Coal Corp.(a)(b)	4,300	36,378
Peabody Energy Corp.	21,400	725,032
PetroChina Co., Ltd., Class H(c)	356,000	431,222
PT Harum Energy Tbk(c)	162,380	129,467
Rosneft Oil Co., GDR(c)	136,085	790,605
Royal Dutch Shell PLC, Class B(c)	85,888	2,672,383
S-Oil Corp.(c)	801	69,115
Sasol Ltd.(c)	4,860	199,316
Stone Energy Corp.(a)	16,375	265,439
Tesoro Corp.(a)	100,111	1,949,161
Total SA(b)(c)	42,522	1,876,046
VAALCO Energy, Inc.(a)	15,000	72,900
Valero Energy Corp.(e)	190,000	3,378,200
W&T Offshore, Inc.	22,100	304,096
Western Refining, Inc.(a)	15,000	186,900
World Fuel Services Corp.(b)	11,739	383,278
Yanzhou Coal Mining Co., Ltd., Class H(c)	279,800	595,361

Total		41,268,463
TOTAL ENERGY		48,011,099

FINANCIALS 8.8%
Capital Markets 1.1%
Arlington Asset Investment Corp., Class A(b)	9,900	238,095
BlackRock, Inc.	2,700	399,627
Credit Suisse Group AG(a)(c)	23,801	622,663
Franklin Resources, Inc.	40,093	3,834,495
GAMCO Investors, Inc., Class A(b)	2,600	102,414
Gladstone Investment Corp.	36,400	247,520
ICAP PLC(c)	94,842	604,534
Intermediate Capital Group PLC(c)	180,937	601,641
MCG Capital Corp.(b)	16,000	63,360
NGP Capital Resources Co.(b)	29,300	191,622
T Rowe Price Group, Inc.(b)	35,185	1,680,787

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Capital Markets (cont.)
TICC Capital Corp.(b)	14,100	$115,197
Waddell & Reed Financial, Inc., Class A	26,600	665,266

Total		9,367,221
Commercial Banks 1.8%
KeyCorp	158,083	937,432
Australia & New Zealand Banking Group Ltd.(c)	77,632	1,440,943
Banco Bradesco SA, ADR(c)	10,090	149,231
Industrial & Commercial Bank of China, Class H(c)	180,020	86,930
International Bancshares Corp.(b)	21,400	281,410
Itaú Unibanco Holding SA, ADR(c)	28,540	442,941
MainSource Financial Group, Inc.(b)	25,900	225,848
PT Bank Tabungan Pensiunan Nasional Tbk(a)(c)	183,500	68,800
Banco Latinoamericano de Comercio Exterior SA, Class E(c)	19,900	303,077
Enterprise Financial Services Corp.	16,100	218,799
Punjab National Bank(c)	7,190	139,218
Republic Bancorp, Inc., Class A(b)	25,600	453,376
Sumitomo Mitsui Financial Group, Inc.(c)	49,900	1,405,962
Svenska Handelsbanken AB, Class A(c)	29,222	743,587
Center Financial Corp.(a)	31,100	145,859
Banco Santander SA(c)	157,114	1,284,547
Bangkok Bank PCL, Foreign Registered Shares(c)	59,500	268,049
BNP Paribas SA(c)	14,812	583,928
Bank of China Ltd., Class H(c)	1,828,740	565,486
Century Bancorp, Inc., Class A	700	16,254
China Construction Bank Corp., Class H(c)	348,190	210,598
CIMB Group Holdings Bhd(c)	92,360	200,165
Fifth Third Bancorp	24,900	251,490
HDFC Bank Ltd., ADR(c)	8,540	248,941
HSBC Holdings PLC(c)	216,417	1,657,604
Huntington Bancshares, Inc.	40,900	196,320
ICICI Bank Ltd., ADR(b)(c)	10,747	373,136
MidWestOne Financial Group, Inc.	18,400	263,856

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Commercial Banks (cont.)
Metropolitan Bank & Trust(c)	179,248	$267,901
Kasikornbank PCL, Foreign Registered Shares(c)	86,940	324,211
Turkiye Garanti Bankasi AS(c)	80,838	312,827
Virginia Commerce Bancorp, Inc.(a)(b)	47,700	279,999
West Bancorporation, Inc.(b)	3,600	30,528
First Merchants Corp.(b)	7,000	49,350
Nara Bancorp, Inc.(a)(b)	1,900	11,533
PT Bank Mandiri Tbk(c)	261,000	184,525
DBS Group Holdings Ltd.(c)	71,000	636,661

Total		15,261,322
Consumer Finance 1.1%
Discover Financial Services	249,564	5,724,998
Capital One Financial Corp.(b)	87,800	3,479,514
Nelnet, Inc., Class A	16,600	311,748
World Acceptance Corp.(a)(b)	4,800	268,560

Total		9,784,820
Diversified Financial Services 1.1%
Fubon Financial Holding Co., Ltd.(c)	237,541	245,294
AMMB Holdings Bhd(c)	165,800	298,733
BM&FBovespa SA(c)	31,164	143,700
JPMorgan Chase & Co.	233,558	7,034,767
Citigroup, Inc.	41,355	1,059,515
NASDAQ OMX Group, Inc. (The)(a)	11,400	263,796
Leucadia National Corp.	4,700	106,596
Moody’s Corp.(b)	6,700	204,015

Total		9,356,416
Insurance 2.0%
Legal & General Group PLC(c)	453,179	676,833
American Equity Investment Life Holding Co.	37,800	330,750
Lincoln National Corp.	161,596	2,525,745
Zurich Financial Services AG(a)(c)	5,557	1,157,548
Axis Capital Holdings Ltd.(c)	25,244	654,829
Delphi Financial Group, Inc., Class A	17,100	367,992
FBL Financial Group, Inc., Class A(b)	10,000	266,200
Protective Life Corp.	15,814	247,173
Prudential Financial, Inc.	62,907	2,947,822
Reinsurance Group of America, Inc.	17,000	781,150
Sampo OYJ, Class A(c)	40,347	1,013,415
Allianz SE, Registered Shares(c)	6,731	630,892

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Insurance (cont.)
Aflac, Inc.	120,440	$4,209,378
CNO Financial Group, Inc.(a)(b)	33,749	182,582
Hartford Financial Services Group, Inc.	35,500	572,970
Meadowbrook Insurance Group, Inc.(b)	4,502	40,113
Principal Financial Group, Inc.	10,600	240,302
Symetra Financial Corp.	3,700	30,155
Dongbu Insurance Co., Ltd.(c)	2,270	97,868
ProAssurance Corp.(b)	2,800	201,656

Total		17,175,373
Real Estate Investment Trusts (REITs) 1.3%
American Campus Communities, Inc.(b)	11,600	431,636
American Capital Agency Corp.	9,300	252,030
Annaly Capital Management, Inc.	34,500	573,735
Anworth Mortgage Asset Corp.	60,900	414,120
Apartment Investment & Management Co., Class A	4,567	101,022
Apollo Commercial Real Estate Finance, Inc.	4,400	57,948
BGP Holdings PLC(c)(f)(g)	581,000	1
Capstead Mortgage Corp.(b)	6,518	75,218
Colonial Properties Trust	7,000	127,120
CubeSmart	15,300	130,509
CYS Investments, Inc.(b)	3,200	38,688
DuPont Fabros Technology, Inc.(b)	1,100	21,659
Equity Lifestyle Properties, Inc.	6,200	388,740
Equity Residential	14,600	757,302
Getty Realty Corp.(b)	6,700	96,614
Gladstone Commercial Corp.(b)	7,400	116,032
Highwoods Properties, Inc.	4,300	121,518
Home Properties, Inc.	1,500	85,140
Hospitality Properties Trust	11,400	242,022
Japan Retail Fund Investment Corp.(c)	394	633,475
Kimco Realty Corp.(b)	35,000	526,050
Lexington Realty Trust(b)	30,400	198,816
MFA Financial, Inc.	65,485	459,705
Mid-America Apartment Communities, Inc.	3,500	210,770
NorthStar Realty Finance Corp.	4,100	13,530
PS Business Parks, Inc.	1,700	84,218
Public Storage	1,300	144,755
Rayonier, Inc.	20,250	744,997
Resource Capital Corp.(b)	10,000	50,000

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) (cont.)
Simon Property Group, Inc.(b)	31,876	$3,505,722
Sun Communities, Inc.(b)	12,000	422,280

Total		11,025,372
Real Estate Management & Development 0.4%
BR Malls Participacoes SA(c)	11,760	117,835
CB Richard Ellis Group, Inc.(a)(e)	19,909	267,975
China Vanke Co., Ltd., Class B(c)	97,196	83,510
Forest City Enterprises, Inc., Class A(a)(b)	52,700	561,782
Hongkong Land Holdings Ltd.(c)	149,000	660,157
Huaku Development Co., Ltd.(c)	400,915	846,460
Sobha Developers Ltd.(c)	15,160	66,783
Swire Pacific Ltd., Class A(c)	50,000	513,744

Total		3,118,246
Thrifts & Mortgage Finance —%
BofI Holding, Inc.(a)	5,480	73,761
TOTAL FINANCIALS		75,162,531

HEALTH CARE 6.4%
Biotechnology 0.4%
Amgen, Inc.	27,729	1,523,709
Astex Pharmaceuticals(a)(b)	39,400	75,648
AVEO Pharmaceuticals, Inc.(a)(b)	12,200	187,758
Biogen Idec, Inc.(a)	465	43,315
Gilead Sciences, Inc.(a)	8,613	334,184
Maxygen, Inc.(b)	20,800	113,776
Myriad Genetics, Inc.(a)(b)	19,800	371,052
PDL BioPharma, Inc.(b)	61,200	339,660
Progenics Pharmaceuticals, Inc.(a)	10,500	60,270
Spectrum Pharmaceuticals, Inc.(a)(b)	11,200	85,456

Total		3,134,828
Health Care Equipment & Supplies 0.7%
Align Technology, Inc.(a)	2,100	31,857
Arthrocare Corp.(a)	1,000	28,770
Baxter International, Inc.(b)	60,448	3,393,551
Cantel Medical Corp.	7,600	160,512
CR Bard, Inc.	11,300	989,202
Greatbatch, Inc.(a)	500	10,005
Hartalega Holdings Bhd(c)	44,600	76,368
Invacare Corp.	9,600	221,184
Masimo Corp.	6,600	142,890
Orthofix International NV(a)(c)	1,000	34,510
Sirona Dental Systems, Inc.(a)	1,700	72,097
St. Shine Optical Co., Ltd.(c)	8,000	97,653

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

HEALTH CARE (cont.)
Health Care Equipment & Supplies (cont.)
Varian Medical Systems, Inc.(a)	4,100	$213,856
West Pharmaceutical Services, Inc.(b)	1,400	51,940
Zimmer Holdings, Inc.(a)	6,200	331,700

Total		5,856,095
Health Care Providers & Services 1.2%
AMERIGROUP Corp.(a)	10,251	399,891
AmerisourceBergen Corp.	7,200	268,344
Amil Participacoes SA(c)	12,780	113,170
Corvel Corp.(a)(b)	4,200	178,500
Five Star Quality Care, Inc.(a)(b)	6,900	17,250
Humana, Inc.	15,200	1,105,496
Kindred Healthcare, Inc.(a)	9,100	78,442
Life Healthcare Group Holdings Ltd.(c)	58,605	139,969
Lincare Holdings, Inc.(b)	6,000	135,000
Magellan Health Services, Inc.(a)	5,878	283,907
Miraca Holdings, Inc.(c)	29,900	1,314,217
Molina Healthcare, Inc.(a)	4,600	71,024
National Research Corp.	4,691	155,460
Odontoprev SA(c)	7,946	116,469
Providence Service Corp. (The)(a)(b)	5,900	62,835
Sunrise Senior Living, Inc.(a)(b)	14,900	68,987
U.S. Physical Therapy, Inc.	1,900	35,188
UnitedHealth Group, Inc.	116,690	5,381,743
WellCare Health Plans, Inc.(a)	6,900	262,062

Total		10,187,954
Health Care Technology —%
MedQuist, Inc.	4,300	35,067
Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.(a)	9,500	296,875
Bruker Corp.(a)	2,000	27,060
Covance, Inc.(a)	13,800	627,210

Total		951,145
Pharmaceuticals 4.0%
Abbott Laboratories	28,600	1,462,604
AstraZeneca PLC(c)	7,439	330,139
AstraZeneca PLC, ADR(c)	25,961	1,151,630
Bristol-Myers Squibb Co.	104,998	3,294,837
Depomed, Inc.(a)(b)	36,000	194,400
Eli Lilly & Co.	149,115	5,512,781
Forest Laboratories, Inc.(a)	29,900	920,621
GlaxoSmithKline PLC(c)	51,107	1,054,598
Impax Laboratories, Inc.(a)	12,100	216,711
ISTA Pharmaceuticals, Inc.(a)	7,800	26,910

Issuer	Shares	Value
Common Stocks (continued)

HEALTH CARE (cont.)
Pharmaceuticals (cont.)
Jazz Pharmaceuticals, Inc.(a)(b)	700	$29,064
Johnson & Johnson(b)	43,270	2,756,732
Medicines Co. (The)(a)	19,900	296,112
Merck & Co., Inc.	83,677	2,737,075
Novartis AG, Registered Shares(c)	13,576	758,378
Par Pharmaceutical Companies, Inc.(a)	10,090	268,596
Pfizer, Inc.	435,387	7,697,642
Pharmstandard, GDR(a)(c)(d)	4,080	77,969
Pozen, Inc.(a)	9,700	23,377
PT Kalbe Farma Tbk(c)	199,490	73,037
Questcor Pharmaceuticals, Inc.(a)	7,568	206,304
Roche Holding AG, Genusschein Shares(c)	12,027	1,942,506
Sanofi(c)	22,881	1,505,039
Santen Pharmaceutical Co., Ltd.(c)	18,907	794,630
Viropharma, Inc.(a)(b)	17,456	315,430
Warner Chilcott PLC, Class A(a)(c)	42,300	604,890

Total		34,252,012
TOTAL HEALTH CARE		54,417,101
INDUSTRIALS 6.3%
Aerospace & Defense 2.0%
BAE Systems PLC(c)	210,409	869,024
Ceradyne, Inc.(a)	1,129	30,359
Cubic Corp.	8,700	339,909
General Dynamics Corp.	61,900	3,521,491
L-3 Communications Holdings, Inc.	4,900	303,653
Lockheed Martin Corp.(b)	42,826	3,110,881
MTU Aero Engines Holding AG(c)	12,081	753,355
National Presto Industries, Inc.(b)	2,453	213,190
Northrop Grumman Corp.	23,198	1,210,008
Raytheon Co.	51,636	2,110,363
Saab AB, Class B(c)	27,824	499,157
United Technologies Corp.	56,118	3,948,462

Total		16,909,852
Air Freight & Logistics —%
Air Transport Services Group, Inc.(a)	20,200	87,466
Airlines 0.1%
Alaska Air Group, Inc.(a)	611	34,393
Copa Holdings SA, Class A(c)	2,270	139,083
Hawaiian Holdings, Inc.(a)(b)	21,261	89,509
U.S. Airways Group, Inc.(a)(b)	13,600	74,800
United Continental Holdings, Inc.(a)(b)	8,000	155,040

Total		492,825

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Building Products —%
AAON, Inc.(b)	20,649	$325,222
Commercial Services & Supplies 0.8%
Aeon Delight Co., Ltd.(c)	41,800	897,101
AT Cross Co., Class A(a)(b)	2,500	28,200
Avery Dennison Corp.	19,900	499,092
Brink’s Co. (The)	17,600	410,256
Courier Corp.(b)	14,700	96,138
Deluxe Corp.	22,400	416,640
G&K Services, Inc., Class A	9,300	237,522
Multiplus SA(c)	9,820	141,744
Pitney Bowes, Inc.(b)	121,513	2,284,444
Rollins, Inc.	22,500	420,975
RR Donnelley & Sons Co.	64,600	912,152
United Stationers, Inc.	11,200	305,200

Total		6,649,464
Construction & Engineering 0.4%
China Communications Construction Co., Ltd., Class H(c)	1,096,560	712,084
CTCI Corp.(c)	707,000	845,713
Dycom Industries, Inc.(a)	8,500	130,050
KBR, Inc.	57,033	1,347,690

Total		3,035,537
Electrical Equipment 0.2%
Brady Corp., Class A	1,100	29,073
Mitsubishi Electric Corp.(c)	107,000	947,792
Schneider Electric SA(c)	15,234	815,256
Vicor Corp.	5,400	47,250

Total		1,839,371
Industrial Conglomerates 1.3%
Alfa SAB de CV, Class A(c)	7,060	72,542
DCC PLC(c)	30,212	758,892
General Electric Co.	249,053	3,795,568
Raven Industies, Inc.(b)	8,600	414,520
Seaboard Corp.	127	228,853
Siemens AG, Registered Shares(c)	13,565	1,220,448
Tredegar Corp.	11,000	163,130
Tyco International Ltd.(c)	105,165	4,285,474

Total		10,939,427
Machinery 0.4%
3D Systems Corp.(a)	5,300	74,147
Airtac International Group(c)	6,000	33,888
Clarcor, Inc.	2,900	120,002
Dover Corp.	5,200	242,320
Eaton Corp.	19,600	695,800
Gorman-Rupp Co.(b)	7,525	185,792

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Machinery (cont.)
Hiwin Technologies Corp.(c)	8,090	$54,858
Hyundai Heavy Industries Co., Ltd.(c)	200	46,434
Joy Global, Inc.	1,555	97,001
NN, Inc.(a)(b)	7,800	39,390
Parker Hannifin Corp.	14,500	915,385
Sany Heavy Equipment International Holdings Co., Ltd.(b)(c)	90,000	71,137
Sauer-Danfoss, Inc.(a)	2,000	57,800
Scania AB, Class B(c)	42,081	601,228

Total		3,235,182
Professional Services 0.6%
Corporate Executive Board Co. (The)	2,300	68,540
Dun & Bradstreet Corp. (The)	67,600	4,141,176
Insperity, Inc.	14,500	322,625
Towers Watson & Co.(b)	9,700	579,866
Verisk Analytics, Inc., Class A(a)	10,100	351,177

Total		5,463,384
Road & Rail 0.2%
Avis Budget Group, Inc.(a)	10,900	105,403
Globaltrans Investment PLC, GDR(c)(d)	9,120	123,923
Heartland Express, Inc.(b)	17,300	234,588
JSL SA(c)	25,180	112,224
Localiza Rent a Car SA(c)	12,690	167,445
Werner Enterprises, Inc.(b)	24,100	502,003

Total		1,245,586
Trading Companies & Distributors 0.3%
Applied Industrial Technologies, Inc.	11,500	312,340
Barloworld Ltd.(c)	16,110	120,073
ITOCHU Corp.(c)	87,200	833,268
Kloeckner & Co. SE(c)	30,510	375,624
Mills Estruturas e Servicos de Engenharia SA(c)	8,270	77,455
Mitsui & Co., Ltd.(c)	54,800	793,793
United Rentals, Inc.(a)(b)	10,262	172,812
WW Grainger, Inc.	1,600	239,264

Total		2,924,629
Transportation Infrastructure —%
China Merchants Holdings International Co., Ltd.(c)	48,000	128,698
TOTAL INDUSTRIALS		53,276,643

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY 8.8%
Communications Equipment 0.1%
Comtech Telecommunications Corp.(b)	800	$22,472
HTC Corp.(c)	4,250	93,317
Plantronics, Inc.(b)	13,971	397,475

Total		513,264
Computers & Peripherals 2.3%
Apple, Inc.(a)	36,045	13,739,633
Catcher Technology Co., Ltd.(c)	24,000	137,410
Dell, Inc.(a)(b)	313,500	4,436,025
Foxconn Technology Co., Ltd.(c)	25,900	82,576
Lenovo Group Ltd.(c)	136,000	90,937
Synaptics, Inc.(a)(b)	4,400	105,160
Western Digital Corp.(a)	50,299	1,293,690

Total		19,885,431
Electronic Equipment, Instruments & Components 0.4%
Agilysys, Inc.(a)(b)	200	1,426
Brightpoint, Inc.(a)	32,500	299,325
China High Precision Automation Group Ltd.(b)(c)	212,000	80,497
Daktronics, Inc.(b)	2,400	20,592
Electro Rent Corp.(b)	8,700	120,147
FUJIFILM Holdings Corp.(c)	27,400	636,790
Hitachi Ltd.(c)	178,093	884,065
Hon Hai Precision Industry Co., Ltd.(c)	33,419	74,472
Littelfuse, Inc.	2,137	85,929
Murata Manufacturing Co., Ltd.(b)(c)	9,300	504,936
SFA Engineering Corp.(c)	2,950	143,554
Tong Hsing Electronic Industries Ltd.(c)	10,000	23,215
Vishay Intertechnology, Inc.(a)(b)	76,538	639,858

Total		3,514,806
Internet Software & Services 0.2%
Baidu, Inc., ADR(a)(c)	1,180	126,154
Dena Co., Ltd.(b)(c)	14,269	597,750
j2 Global Communications, Inc.	11,000	295,900
Liquidity Services, Inc.(a)	5,800	186,006
Rackspace Hosting, Inc.(a)	300	10,242
SINA Corp.(a)(b)(c)	1,779	127,394
Tencent Holdings Ltd.(c)	3,500	72,597
Travelzoo, Inc.(a)(b)	4,700	103,353
ValueClick, Inc.(a)(b)	18,100	281,636

Total		1,801,032
IT Services 1.8%
Acxiom Corp.(a)	11,700	124,488
CACI International, Inc., Class A(a)	7,000	349,580
Cielo SA(c)	4,043	89,020

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
IT Services (cont.)
Global Payments, Inc.(b)	17,300	$698,747
International Business Machines Corp.	57,304	10,029,919
Jack Henry & Associates, Inc.	1,700	49,266
Lender Processing Services, Inc.(b)	8,400	114,996
Mastercard, Inc., Class A	3,000	951,480
MAXIMUS, Inc.(b)	8,700	303,630
SK C&C Co., Ltd.(c)	450	54,553
Syntel, Inc.	8,100	349,839
TeleTech Holdings, Inc.(a)	28,984	441,716
TNS, Inc.(a)(b)	3,300	62,040
Total System Services, Inc.	18,300	309,819
Unisys Corp.(a)	4,600	72,174
Western Union Co. (The)	59,900	915,871

Total		14,917,138
Office Electronics 0.1%
Canon, Inc.(c)	22,300	1,012,555
Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.(a)	59,384	301,671
Altera Corp.	500	15,765
Amkor Technology, Inc.(a)(b)	1,100	4,796
Analog Devices, Inc.	12,000	375,000
Atmel Corp.(a)	60,600	489,042
Avago Technologies Ltd.(c)	27,100	888,067
Cabot Microelectronics Corp.(a)	2,100	72,219
Duksan Hi-Metal Co., Ltd.(a)(c)	5,269	119,002
Entegris, Inc.(a)	68,800	438,944
Giga Solar Materials Corp.(c)	4,000	44,983
GT Advanced Technologies, Inc.(a)(b)	33,400	234,468
Hynix Semiconductor, Inc.(c)	9,950	175,579
Intel Corp.(b)	330,772	7,055,367
Kulicke & Soffa Industries, Inc.(a)	27,900	208,134
Lam Research Corp.(a)	22,800	865,944
Linear Technology Corp.	2,000	55,300
MediaTek, Inc.(c)	5,000	54,368
Micrel, Inc.(b)	34,000	321,980
Micron Technology, Inc.(a)	288,400	1,453,536
Novellus Systems, Inc.(a)	14,800	403,448
Photronics, Inc.(a)(b)	15,800	78,684
RF Micro Devices, Inc.(a)	11,200	71,008
Samsung Electronics Co., Ltd.(c)	2,067	1,443,296
Spreadtrum Communications, Inc., ADR(c)	9,870	177,167
Taiwan Semiconductor Manufacturing Co., Ltd.(c)	108,530	244,275
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(c)	13,900	158,877
Teradyne, Inc.(a)(b)	311,445	3,429,009
Texas Instruments, Inc.	64,225	1,711,596

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Semiconductors & Semiconductor Equipment (cont.)
TriQuint Semiconductor, Inc.(a)	7,600	$38,152
Veeco Instruments, Inc.(a)(b)	9,500	231,800

Total		21,161,477
Software 1.4%
ACI Worldwide, Inc.(a)	8,600	236,844
BMC Software, Inc.(a)	16,700	643,952
Factset Research Systems, Inc.(b)	3,100	275,807
Fair Isaac Corp.	12,900	281,607
Intuit, Inc.(a)	3,200	151,808
Kingdee International Software Group Co., Ltd.(b)(c)	352,400	131,679
Manhattan Associates, Inc.(a)	12,900	426,732
Microsoft Corp.	359,889	8,957,637
MicroStrategy, Inc., Class A(a)(b)	1,100	125,477
Nintendo Co., Ltd.(b)(c)	3,500	514,282
Renaissance Learning, Inc.	8,300	139,274
TeleNav, Inc.(a)(b)	19,200	170,304
Totvs SA(c)	6,280	105,376
VASCO Data Security International, Inc.(a)(b)	15,800	80,738

Total		12,241,517
TOTAL INFORMATION TECHNOLOGY		75,047,220
MATERIALS 2.8%
Chemicals 1.3%
Asian Paints Ltd.(c)	1,723	110,899
BASF SE(c)	25,259	1,539,926
Capro Corp.(c)	3,220	66,217
CF Industries Holdings, Inc.	9,800	1,209,222
Cheil Industries, Inc.(c)	1,850	128,259
Clariant AG, Registered Shares(a)(c)	69,806	630,696
Eastman Chemical Co.	57,201	3,919,985
Ferro Corp.(a)	19,100	117,465
Formosa Chemicals & Fibre Corp.(c)	74,000	190,152
Georgia Gulf Corp.(a)	3,700	51,171
Hawkins, Inc.(b)	2,300	73,232
Hitachi Chemical Co., Ltd.(c)	39,400	650,475
Innophos Holdings, Inc.(b)	3,645	145,326
Innospec, Inc.(a)(b)	1,800	43,578
LG Chem Ltd.(c)	803	212,847
Mexichem SA de CV(c)	54,310	163,301
Minerals Technologies, Inc.	6,100	300,547
NewMarket Corp.(b)	3,317	503,753
OM Group, Inc.(a)	900	23,373
Petronas Chemicals Group Bhd(c)	65,900	113,714
PPG Industries, Inc.	5,800	409,828
TPC Group, Inc.(a)	3,500	70,280
TSRC Corp.(c)	52,800	115,223
Uralkali, GDR(c)(d)	1,400	47,782

Total		10,837,251

Issuer	Shares	Value
Common Stocks (continued)

MATERIALS (cont.)
Construction Materials —%
Anhui Conch Cement Co., Ltd., Class H(b)(c)	24,650	$66,954
China National Building Material Co., Ltd., Class H(c)	80,000	67,419
PT Indocement Tunggal Prakarsa Tbk(c)	95,750	150,773

Total		285,146
Containers & Packaging —%
Boise, Inc.	4,800	24,816
Metals & Mining 1.2%
Aurubis AG(b)(c)	17,150	867,097
BHP Billiton Ltd.(c)	47,890	1,585,660
Centerra Gold, Inc.(c)	35,886	668,132
Cliffs Natural Resources, Inc.	9,771	499,982
First Quantum Minerals Ltd.(c)	29,067	386,950
Freeport-McMoRan Copper & Gold, Inc.	161,378	4,913,960
Gold Fields Ltd., ADR(b)(c)	8,930	136,808
Hecla Mining Co.(a)	3,600	19,296
Materion Corp.(a)(b)	2,556	57,970
Mechel, ADR(b)(c)	3,700	37,703
POSCO(c)	299	92,141
Tata Steel Ltd.(c)	8,030	67,658
Vale SA(c)	29,780	673,129
Walter Energy, Inc.	4,600	276,046

Total		10,282,532
Paper & Forest Products 0.3%
Buckeye Technologies, Inc.	17,000	409,870
Clearwater Paper Corp.(a)(b)	74	2,514
Domtar Corp.(b)	7,900	538,543
International Paper Co.	11,700	272,025
Svenska Cellulosa AB, Class B(c)	77,688	945,930

Total		2,168,882
TOTAL MATERIALS		23,598,627
TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	92,488	2,637,758
China Unicom Hong Kong Ltd.(c)	74,000	150,451
Chunghwa Telecom Co., Ltd., ADR(c)	6,690	220,770
General Communication, Inc., Class A(a)(b)	900	7,380
Neutral Tandem, Inc.(a)	2,400	23,232
Tele2 AB, Class B(c)	45,495	824,029
Telecomunicacoes de Sao Paulo SA, ADR(c)	27,592	729,808
Telefonica SA(c)	22,080	423,159

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

TELECOMMUNICATION SERVICES (cont.)
Diversified Telecommunication Services (cont.)
Telenor ASA(c)	69,705	$1,075,075
Verizon Communications, Inc.(b)	189,249	6,964,363

Total		13,056,025
Wireless Telecommunication Services 0.7%
Advanced Information Service PCL, Foreign Registered Shares(c)	151,100	618,140
America Movil SAB de CV, Class L, ADR(b)(c)	4,460	98,477
Bharti Airtel Ltd.(c)	20,540	157,787
Freenet AG(c)	95,089	1,110,768
Millicom International Cellular SA, SDR(c)	930	92,676
MTN Group Ltd.(c)	16,876	275,698
NTT DoCoMo, Inc.(b)(c)	433	788,947
SoftBank Corp.(c)	38,500	1,126,512
Telephone & Data Systems, Inc.(b)	23,979	509,554
Total Access Communication PCL, NVDR, Foreign Registered Shares(c)	61,100	144,515
U.S.A. Mobility, Inc.(b)	31,112	410,679
United States Cellular Corp.(a)(b)	5,100	202,215
Vodafone Group PLC(c)	268,293	691,467

Total		6,227,435
TOTAL TELECOMMUNICATION SERVICES		19,283,460
UTILITIES 2.6%
Electric Utilities 1.3%
E.ON AG(c)	43,803	950,352
Edison International	16,600	634,950
El Paso Electric Co.	17,000	545,530
Enel SpA(c)	264,720	1,168,531
Entergy Corp.	13,615	902,538
Exelon Corp.(b)	127,003	5,411,598
Fortum OYJ(c)	45,898	1,080,386
Portland General Electric Co.	25,300	599,357

Total		11,293,242
Gas Utilities 0.2%
Atmos Energy Corp.	29,300	950,785
Chesapeake Utilities Corp.(b)	9,000	360,990
ENN Energy Holdings Ltd.(c)	85,900	277,877
PT Perusahaan Gas Negara Tbk(c)	1,487,170	446,990
Southwest Gas Corp.	1,100	39,787
Towngas China Co., Ltd.(c)	120,000	60,011

Total		2,136,440
Independent Power Producers & Energy Traders 0.4%
Aboitiz Power Corp.(c)	265,760	171,849
AES Corp. (The)(a)	324,857	3,170,604

Total		3,342,453

Issuer	Shares	Value
Common Stocks (continued)

UTILITIES (cont.)
Multi-Utilities 0.7%
AGL Energy Ltd.(b)(c)	63,842	$875,371
Centrica PLC(c)	179,485	827,357
NSTAR	21,600	967,896
OGE Energy Corp.	20,600	984,474
Public Service Enterprise Group, Inc.	57,254	1,910,566

Total		5,565,664
TOTAL UTILITIES		22,337,799
Total Common Stocks
(Cost: $488,824,064)		$469,500,074

Preferred Stocks 0.2%
CONSUMER STAPLES 0.1%
Food Products —%
Bunge Ltd., 4.875%(c)	3,300	$300,448
Household Products 0.1%
Henkel AG & Co. KGaA(c)	21,028	1,118,104
TOTAL CONSUMER STAPLES		1,418,552
ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Petroleo Brasileiro SA(c)	51,550	523,656
TOTAL ENERGY		523,656

MATERIALS —%
Metals & Mining —%
Gerdau SA(c)	9,470	66,886
TOTAL MATERIALS		66,886
Total Preferred Stocks
(Cost: $2,310,524)		$2,009,094

Convertible Preferred Stocks 0.8%
CONSUMER DISCRETIONARY 0.1%
Auto Components —%
Goodyear Tire & Rubber Co., (The), 5.875%	6,500	$252,281
Automobiles 0.1%
General Motors Co., 4.750%	14,500	506,594
TOTAL CONSUMER DISCRETIONARY		758,875

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	23

Portfolio of Investments (continued)

Issuer	Shares	Value
Convertible Preferred Stocks (continued)

CONSUMER STAPLES 0.1%
Food Products 0.1%
2009 Dole Food Automatic Common Exchange Security Trust, 7.000%(a)(d)(f)	25,500	$249,821
TOTAL CONSUMER STAPLES		249,821

ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Apache Corp., 6.000%	6,000	309,750
Chesapeake Energy Corp., 5.000%	5,500	477,812
Energy XXI Bermuda Ltd., 5.625%(c)	580	148,003
Whiting Petroleum Corp., 6.250%	950	159,600

Total		1,095,165
TOTAL ENERGY		1,095,165

FINANCIALS 0.3%
Capital Markets —%
UBS AG, 6.750%(c)	4,360	101,762
UBS AG, 9.375%(c)	8,000	95,860

Total		197,622
Commercial Banks 0.1%
Fifth Third Bancorp, 8.500%	3,700	477,763
Diversified Financial Services 0.1%
AMG Capital Trust II, 5.150%	2,800	104,650
Citigroup, Inc., 7.500%	7,100	569,278

Total		673,928
Insurance —%
MetLife, Inc., 5.000%	4,500	255,240
Real Estate Investment Trusts (REITs) 0.1%
Alexandria Real Estate Equities, Inc., 7.000%	27,000	654,750
Health Care REIT, Inc., 6.500%	10,200	483,862

Total		1,138,612
TOTAL FINANCIALS		2,743,165
HEALTH CARE —%
Health Care Providers & Services —%
Omnicare Captial Trust II, 4.000%	5,400	221,400
TOTAL HEALTH CARE		221,400

INDUSTRIALS 0.1%
Airlines —%
Continental Airlines Finance Trust II, 6.000%	4,500	151,313

Issuer	Shares	Value
Convertible Preferred Stocks (continued)

INDUSTRIALS (cont.)
Professional Services 0.1%
Nielsen Holdings NV, 6.250%(c)	5,500	$292,105
Road & Rail —%
2010 Swift Mandatory Common Exchange Security Trust, 6.000%(d)	28,500	213,294
TOTAL INDUSTRIALS		656,712
UTILITIES 0.1%
Electric Utilities 0.1%
Great Plains Energy, Inc., 12.000%	2,800	168,000
PPL Corp., 8.750%	5,820	316,666
PPL Corp., 9.500%	7,000	388,430

Total		873,096
TOTAL UTILITIES		873,096
Total Convertible Preferred Stocks (Cost: $7,870,862)		$6,598,234

Exchange-Traded Funds —%
iShares MSCI Emerging Markets Index Fund(b)	9,864	$345,930
Total Exchange-Traded Funds (Cost: $402,002)		$345,930

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) 16.7%

Aerospace & Defense 0.2%
ADS Tactical, Inc. Senior Secured(d)
04/01/18	11.000%	$395,000	$386,112
Bombardier, Inc. Senior Notes(c)(d)
03/15/20	7.750%	150,000	159,750
Ducommun, Inc. Senior Notes(d)
07/15/18	9.750%	38,000	37,905
Huntington Ingalls Industries, Inc.(d)
03/15/18	6.875%	149,000	138,570
03/15/21	7.125%	71,000	65,853
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	422,000	419,890

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Aerospace & Defense (cont.)
Oshkosh Corp.
03/01/20	8.500%	$255,000	$247,350

Total			1,455,430
Automotive 0.1%
Accuride Corp. Senior Secured
08/01/18	9.500%	44,000	40,480
Chrysler Group LLC/Co-Issuer, Inc. Senior Secured(d)
06/15/21	8.250%	111,000	85,748
Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	55,000	53,075
02/15/21	6.750%	228,000	219,450
Delphi Corp.(b)(d)
05/15/19	5.875%	75,000	69,750
Delphi Corp.(d)
05/15/21	6.125%	50,000	46,500
International Automotive Components Group SL Senior Secured(c)(d)
06/01/18	9.125%	23,000	21,505
Lear Corp.
03/15/20	8.125%	320,000	343,200
Visteon Corp. Senior Notes(d)
04/15/19	6.750%	247,000	230,327

Total			1,110,035
Banking 1.5%
Banco Cruzeiro do Sul SA Senior Unsecured(c)(d)
01/20/16	8.250%	200,000	187,552
Bank of America Corp. Senior Unsecured
05/13/21	5.000%	3,070,000	2,738,913
Citigroup, Inc. Senior Unsecured
03/05/38	6.875%	1,065,000	1,156,297
Goldman Sachs Group, Inc. (The) Senior Unsecured
06/15/20	6.000%	2,620,000	2,695,102
07/27/21	5.250%	255,000	251,561
JPMorgan Chase & Co. Senior Unsecured(b)
08/15/21	4.350%	2,600,000	2,627,313
Lloyds Banking Group PLC(c)(d)
11/29/49	6.267%	206,000	90,640

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Banking (cont.)
Morgan Stanley Senior Unsecured
01/25/21	5.750%	$2,405,000	$2,212,761
Wells Fargo & Co. Senior Unsecured
04/01/21	4.600%	650,000	694,789

Total			12,654,928
Brokerage —%
E*Trade Financial Corp. Senior Unsecured
06/01/16	6.750%	174,000	173,565
Senior Unsecured PIK
11/30/17	12.500%	30,000	33,825
Nuveen Investments, Inc.
11/15/15	10.500%	55,000	50,738

Total			258,128
Building Materials 0.1%
Building Materials Corp. of America Senior Notes(d)
05/01/21	6.750%	229,000	217,550
Euramax International, Inc. Senior Secured(d)
04/01/16	9.500%	170,000	136,425
Interface, Inc.
12/01/18	7.625%	56,000	56,000
Nortek, Inc.(d)
12/01/18	10.000%	29,000	26,825
04/15/21	8.500%	167,000	134,435

Total			571,235
Chemicals 0.2%
CF Industries, Inc.
05/01/18	6.875%	21,000	23,363
05/01/20	7.125%	236,000	268,450
Chemtura Corp.
09/01/18	7.875%	50,000	49,000
Dow Chemical Co. (The) Senior Unsecured
11/15/20	4.250%	645,000	648,465
Hexion U.S. Finance Corp./Nova Scotia ULC Secured
11/15/20	9.000%	47,000	34,427
Senior Secured
02/01/18	8.875%	434,000	358,050
Lyondell Chemical Co. Senior Secured(d)
11/01/17	8.000%	260,000	280,150

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	25

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Chemicals (cont.)
MacDermid, Inc.(d)
04/15/17	9.500%	$125,000	$115,625
Nalco Co.(d)
01/15/19	6.625%	178,000	194,910
Polypore International, Inc.
11/15/17	7.500%	185,000	185,925

Total			2,158,365
Construction Machinery 0.1%
Case New Holland, Inc.
12/01/17	7.875%	193,000	205,545
Columbus McKinnon Corp.
02/01/19	7.875%	69,000	66,930
Manitowoc Co., Inc. (The)
02/15/18	9.500%	130,000	126,750
Neff Rental LLC/Finance Corp. Secured(d)
05/15/16	9.625%	217,000	190,960
RSC Equipment Rental, Inc./Holdings III LLC
02/01/21	8.250%	105,000	90,825
United Rentals North America, Inc.
12/15/19	9.250%	218,000	225,630
United Rentals North America, Inc.(b)
09/15/20	8.375%	229,000	210,107

Total			1,116,747
Consumer Cyclical Services —%
Garda World Security Corp. Senior Unsecured(c)(d)
03/15/17	9.750%	139,000	141,085
Goodman Networks, Inc. Senior Secured(d)
07/01/18	12.125%	139,000	130,660
West Corp.
10/01/18	8.625%	115,000	111,838

Total			383,583
Consumer Products 0.1%
Central Garden and Pet Co.
03/01/18	8.250%	245,000	236,425
Sealy Mattress Co.(b)
06/15/14	8.250%	111,000	104,617
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	272,000	289,680
Visant Corp.
10/01/17	10.000%	114,000	105,450

Total			736,172

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Diversified Manufacturing 0.1%
Amsted Industries, Inc. Senior Notes(d)
03/15/18	8.125%	$225,000	$232,312
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	224,000	237,440
Tomkins LLC/Inc. Secured(d)
10/01/18	9.000%	171,000	174,420
WireCo WorldGroup, Inc.(d)
05/15/17	9.750%	280,000	282,800

Total			926,972
Electric 3.0%
AES Corp. (The) Senior Unsecured
06/01/20	8.000%	55,000	55,000
AES Corp. (The)(d) Senior Notes
07/01/21	7.375%	188,000	177,660
Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	1,425,000	1,541,269
Arizona Public Service Co. Senior Unsecured
09/01/41	5.050%	210,000	228,872
CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	2,000,000	1,965,000
Calpine Corp. Senior Secured(d)
02/15/21	7.500%	300,000	289,500
CenterPoint Energy Houston Electric LLC
03/01/14	7.000%	1,895,000	2,128,209
DTE Energy Co. Senior Unsecured
05/15/14	7.625%	1,300,000	1,486,239
Dolphin Subsidiary II, Inc.(d)(i) Senior Unsecured
10/15/16	6.500%	63,000	62,212
10/15/21	7.250%	37,000	35,890
Dominion Resources, Inc. Senior Unsecured
06/15/18	6.400%	1,301,000	1,564,957
08/01/33	5.250%	2,095,000	2,377,540
Duke Energy Corp. Senior Unsecured
09/15/14	3.950%	2,040,000	2,167,149
Duke Energy Ohio, Inc. 1st Mortgage
04/01/19	5.450%	850,000	1,021,698

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Electric (cont.)
Edison Mission Energy Senior Unsecured
05/15/17	7.000%	$250,000	$148,750
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12/01/20	10.000%	166,000	161,850
GenOn Energy, Inc. Senior Unsecured(b)
10/15/18	9.500%	129,000	121,260
Nevada Power Co.
05/15/18	6.500%	2,710,000	3,251,835
Oncor Electric Delivery Co. LLC Senior Secured
01/15/15	6.375%	1,190,000	1,360,531
Pacific Gas & Electric Co. Senior Unsecured(b)
10/01/20	3.500%	60,000	61,500
Progress Energy, Inc. Senior Unsecured
12/01/19	4.875%	245,000	272,792
Progress Energy, Inc.(b) Senior Unsecured
01/15/21	4.400%	1,560,000	1,672,988
Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	1,692,000	2,040,625
Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	550,000	658,747
TransAlta Corp. Senior Unsecured(c)
01/15/15	4.750%	1,000,000	1,063,719

Total			25,915,792
Entertainment 0.1%
AMC Entertainment, Inc.
06/01/19	8.750%	105,000	103,163
Cinemark U.S.A., Inc
06/15/21	7.375%	36,000	34,020
Speedway Motorsports, Inc.
02/01/19	6.750%	207,000	197,167
Time Warner, Inc.(b)
03/29/41	6.250%	600,000	684,536
Vail Resorts, Inc.(d)
05/01/19	6.500%	44,000	43,340

Total			1,062,226
Environmental 0.1%
Waste Management, Inc.
06/30/20	4.750%	1,085,000	1,179,627

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Food and Beverage 0.7%
ARAMARK Holdings Corp. Senior Unsecured PIK(d)
05/01/16	8.625%	$66,000	$65,010
Cott Beverages, Inc.
09/01/18	8.125%	54,000	55,080
Darling International, Inc.
12/15/18	8.500%	40,000	43,100
Dean Foods Co.(b)
12/15/18	9.750%	70,000	70,875
Kraft Foods, Inc. Senior Unsecured
02/01/18	6.125%	2,470,000	2,899,264
MHP SA(c)(d)
04/29/15	10.250%	200,000	178,411
SABMiller PLC Senior Unsecured(c)(d)
07/15/18	6.500%	1,900,000	2,284,725

Total			5,596,465
Gaming 0.1%
Caesars Entertainment Operating Co., Inc. Senior Secured
06/01/17	11.250%	261,000	263,284
Caesars Entertainment Operating Co., Inc.(b) Secured
12/15/18	10.000%	102,000	60,690
MGM Resorts International Senior Secured
03/15/20	9.000%	105,000	108,150
MGM Resorts International(b) Senior Unsecured
03/01/18	11.375%	126,000	126,000
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	51,000	54,060
ROC Finance LLC/Corp. Secured(d)
09/01/18	12.125%	77,000	77,770
Seneca Gaming Corp.(d)
12/01/18	8.250%	165,000	158,812
Tunica-Biloxi Gaming Authority Senior Unsecured(d)
11/15/15	9.000%	82,000	82,410

Total			931,176
Gas Pipelines 1.5%
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	782,000	886,447

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	27

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Gas Pipelines (cont.)
El Paso Corp. Senior Unsecured
06/01/18	7.250%	$10,000	$11,175
09/15/20	6.500%	361,000	388,978
Enterprise Products Operating LLC
02/01/16	3.200%	420,000	429,054
02/15/42	5.700%	200,000	210,441
Kinder Morgan Energy Partners LP Senior Unsecured
09/01/41	5.625%	560,000	549,922
Nisource Finance Corp.
09/15/20	5.450%	885,000	960,024
Northwest Pipeline GP Senior Unsecured
04/15/17	5.950%	1,375,000	1,633,773
Plains All American Pipeline LP/Finance Corp.
02/01/21	5.000%	2,065,000	2,176,882
Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	332,000	341,960
07/15/21	6.500%	251,000	252,255
Southern Natural Gas Co. Senior Unsecured(d)
04/01/17	5.900%	2,335,000	2,619,083
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	50,000	49,500
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	1,750,000	2,032,468

Total			12,541,962
Health Care 0.5%
AMGH Merger Sub, Inc. Senior Secured(d)
11/01/18	9.250%	124,000	124,620
American Renal Associates Holdings, Inc. Senior Unsecured
03/01/16	9.750%	47,323	46,022
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	190,000	190,950
CHS/Community Health Systems, Inc.
07/15/15	8.875%	165,000	162,112
ConvaTec Healthcare E SA Senior Unsecured (c)(d)
12/15/18	10.500%	249,000	219,120
Express Scripts, Inc.
05/15/16	3.125%	1,070,000	1,080,389
Fresenius Medical Care U.S. Finance, Inc.(b)(d)
09/15/18	6.500%	30,000	30,450

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Health Care (cont.)
HCA, Inc.
02/15/22	7.500%	$138,000	$127,305
Senior Secured
02/15/20	6.500%	106,000	103,615
02/15/20	7.875%	132,000	136,620
09/15/20	7.250%	363,000	366,630
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	274,000	267,150
Healthsouth Corp.
02/15/20	8.125%	165,000	154,687
09/15/22	7.750%	13,000	11,798
InVentiv Health, Inc.(d)
08/15/18	10.000%	129,000	113,842
LifePoint Hospitals, Inc.
10/01/20	6.625%	159,000	156,615
Multiplan, Inc.(d)
09/01/18	9.875%	228,000	225,150
Omnicare, Inc.
06/01/20	7.750%	108,000	110,160
Radnet Management, Inc.
04/01/18	10.375%	40,000	37,000
Rural/Metro Corp. Senior Unsecured(d)
07/15/19	10.125%	111,000	105,728
STHI Holding Corp. Secured(d)
03/15/18	8.000%	63,000	60,795
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	175,000	160,562
02/01/19	7.750%	102,000	90,908

Total			4,082,228
Home Construction —%
Shea Homes LP/Funding Corp. Senior Secured(d)
05/15/19	8.625%	205,000	168,100
Independent Energy 0.9%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	1,220,000	1,334,435
09/15/17	6.375%	470,000	525,777
Antero Resources Finance Corp. Senior Notes(d)
08/01/19	7.250%	7,000	6,650
Bill Barrett Corp.
10/01/19	7.625%	41,000	40,283
Brigham Exploration Co.
10/01/18	8.750%	120,000	128,400
06/01/19	6.875%	40,000	39,000
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	334,000	327,320

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Independent Energy (cont.)
Chaparral Energy, Inc.
10/01/20	9.875%	$81,000	$81,000
09/01/21	8.250%	208,000	189,800
Chesapeake Energy Corp.
08/15/20	6.625%	622,000	640,660
Concho Resources, Inc.
10/01/17	8.625%	107,000	113,420
01/15/21	7.000%	53,000	52,735
Continental Resources, Inc.
04/01/21	7.125%	317,000	322,547
Devon Energy Corp. Senior Unsecured
07/15/41	5.600%	255,000	293,963
Goodrich Petroleum Corp.(d)
03/15/19	8.875%	140,000	135,100
Hilcorp Energy I LP/Finance Co. Senior Notes (d)
04/15/21	7.625%	272,000	273,360
Laredo Petroleum, Inc.(d)
02/15/19	9.500%	287,000	301,350
MEG Energy Corp.(c)(d)
03/15/21	6.500%	185,000	177,138
Oasis Petroleum, Inc. Senior Unsecured (d)
02/01/19	7.250%	193,000	188,658
Petrohawk Energy Corp.
06/01/19	6.250%	153,000	173,655
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	180,000	188,100
Range Resources Corp.
05/15/19	8.000%	265,000	290,175
Woodside Finance Ltd.(c)(d)
11/10/14	4.500%	1,950,000	2,070,848

Total			7,894,374
Integrated Energy 0.3%
Lukoil International Finance BV(b)(c)(d)
11/09/20	6.125%	450,000	417,749
Marathon Petroleum Corp. Senior Unsecured(d)
03/01/41	6.500%	735,000	792,925
Petro-Canada Senior Unsecured(c)
05/15/18	6.050%	1,030,000	1,196,436
Suncor Energy, Inc. Senior Unsecured (c)
06/01/18	6.100%	340,000	396,496

Total			2,803,606

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Life Insurance 0.3%
ING Groep NV(c)(j)
12/29/49	5.775%	$601,000	$440,232
Prudential Financial, Inc. Senior Unsecured
05/12/16	3.000%	830,000	812,204
12/01/17	6.000%	859,000	910,590

Total			2,163,026
Media Cable 0.8%
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%	220,000	213,400
04/30/20	8.125%	377,000	393,965
CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	114,000	125,115
Cablevision Systems Corp. Senior Unsecured
09/15/17	8.625%	246,000	256,147
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(d)
11/15/17	8.625%	182,000	180,180
Comcast Corp.
02/15/18	5.875%	2,000,000	2,317,096
DISH DBS Corp.
09/01/19	7.875%	184,000	187,680
DISH DBS Corp.(d)
06/01/21	6.750%	96,000	91,680
Insight Communications Co., Inc. Senior Notes(d)
07/15/18	9.375%	120,000	136,800
Time Warner Cable, Inc.
05/01/17	5.850%	2,010,000	2,233,436
07/01/18	6.750%	960,000	1,117,110

Total			7,252,609
Media Non-Cable 0.9%
AMC Networks, Inc.(d)
07/15/21	7.750%	195,000	199,875
Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	244,000	181,170
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	177,000	180,983
Cumulus Media, Inc.(b)(d)
05/01/19	7.750%	208,000	169,520
EH Holding Corp.(d)
06/15/21	7.625%	170,000	163,625
Senior Secured
06/15/19	6.500%	119,000	114,538

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	29

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Media Non-Cable (cont.)
Intelsat Jackson Holdings SA(c)(d)
10/15/20	7.250%	$304,000	$281,200
04/01/21	7.500%	55,000	51,150
Intelsat Luxembourg SA(c) PIK
02/04/17	11.500%	193,000	165,980
Intelsat Luxembourg SA(c)(d) PIK
02/04/17	11.500%	137,000	117,820
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	141,000	139,590
News America, Inc.
02/15/41	6.150%	1,600,000	1,692,451
Nielsen Finance LLC/Co.
10/15/18	7.750%	323,000	329,460
RR Donnelley & Sons Co. Senior Unsecured
05/15/18	7.250%	95,000	85,856
Reed Elsevier Capital, Inc.
01/15/14	7.750%	530,000	594,117
Salem Communications Corp. Secured
12/15/16	9.625%	114,000	114,000
Sinclair Television Group, Inc. Secured(d)
11/01/17	9.250%	120,000	124,800
TCM Sub LLC(d)
01/15/15	3.550%	1,525,000	1,615,838
Thomson Reuters Corp.(c)
07/15/18	6.500%	925,000	1,097,347
Univision Communications, Inc.(d)
05/15/21	8.500%	88,000	68,200
Senior Secured
11/01/20	7.875%	200,000	184,000

Total			7,671,520
Metals 0.4%
Alpha Natural Resources, Inc.
06/01/19	6.000%	103,000	96,305
06/01/21	6.250%	103,000	96,048
ArcelorMittal Senior Unsecured(b)(c)
03/01/21	5.500%	1,450,000	1,299,272
Arch Coal, Inc.(d)
06/15/19	7.000%	275,000	261,250
06/15/21	7.250%	183,000	177,510
Calcipar SA Senior Secured(c)(d)
05/01/18	6.875%	75,000	64,875

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Metals (cont.)
Consol Energy, Inc.
04/01/20	8.250%	$248,000	$261,020
FMG Resources August 2006 Proprietary Ltd.(b)(c)(d)
02/01/18	6.875%	190,000	167,200
FMG Resources August 2006 Proprietary Ltd.(c)(d)
11/01/15	7.000%	202,000	190,890
02/01/16	6.375%	113,000	101,700
JMC Steel Group Senior Notes(d)
03/15/18	8.250%	156,000	146,640
Novelis, Inc.(c)
12/15/17	8.375%	45,000	44,550
12/15/20	8.750%	210,000	205,800
Rain CII Carbon LLC/Corp. Senior Secured(d)
12/01/18	8.000%	220,000	217,800

Total			3,330,860
Non-Captive Consumer 0.1%
SLM Corp. Senior Notes
01/25/16	6.250%	176,000	172,750
Senior Unsecured
03/25/20	8.000%	240,000	236,927
Springleaf Finance Corp. Senior Unsecured
09/15/17	6.500%	190,000	135,375
12/15/17	6.900%	312,000	219,180

Total			764,232
Non-Captive Diversified 0.8%
Ally Financial, Inc.
12/01/14	6.750%	568,000	543,150
03/15/20	8.000%	70,000	64,793
09/15/20	7.500%	145,000	131,225
CIT Group, Inc. Secured
05/01/17	7.000%	104,000	100,880
CIT Group, Inc.(b)(d) Secured
04/01/18	6.625%	200,000	193,500
CIT Group, Inc.(d) Secured
05/02/17	7.000%	276,000	267,720
Ford Motor Credit Co. LLC Senior Unsecured
05/15/18	5.000%	226,000	218,297
01/15/20	8.125%	170,000	192,857

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Non-Captive Diversified (cont.)
Ford Motor Credit Co. LLC (b) Senior Unsecured
02/01/21	5.750%	$420,000	$415,590
General Electric Capital Corp. Senior Unsecured
01/07/21	4.625%	3,685,000	3,824,488
International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	280,000	280,700
05/15/19	6.250%	138,000	119,949
12/15/20	8.250%	61,000	59,780
International Lease Finance Corp.(b) Senior Unsecured
03/15/17	8.750%	130,000	130,650

Total			6,543,579
Oil Field Services 0.2%
Novatek Finance Ltd.(c)(d)
02/03/21	6.604%	200,000	193,564
Offshore Group Investments Ltd.(c) Senior Secured
08/01/15	11.500%	255,000	262,650
Offshore Group Investments Ltd.(c)(d) Senior Secured
08/01/15	11.500%	85,000	88,814
Oil States International, Inc.(d)
06/01/19	6.500%	251,000	245,353
Weatherford International Ltd.(c)
09/15/40	6.750%	560,000	597,150

Total			1,387,531
Other Industry —%
Interline Brands, Inc.
11/15/18	7.000%	94,000	91,885
Packaging 0.2%
Ardagh Packaging Finance PLC(b)(c)(d)
10/15/20	9.125%	5,000	4,500
Ardagh Packaging Finance PLC(c)(d) Senior Secured
10/15/17	7.375%	270,000	257,850
Greif, Inc. Senior Unsecured
02/01/17	6.750%	53,000	53,265
Reynolds Group Issuer, Inc./LLC(d)
02/15/21	8.250%	212,000	166,420
Senior Secured
04/15/19	7.125%	438,000	407,340
08/15/19	7.875%	129,000	124,485

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Packaging (cont.)
Senior Unsecured
08/15/19	9.875%	$323,000	$284,240
Sealed Air Corp.(d)(i) Senior Unsecured
09/15/19	8.125%	42,000	42,420
09/15/21	8.375%	35,000	35,350

Total			1,375,870
Paper 0.1%
Cascades, Inc.(c)
12/15/17	7.750%	289,000	274,550
Graphic Packaging International, Inc.(b)
10/01/18	7.875%	120,000	123,600
Verso Paper Holdings LLC/Inc. Secured(b)
02/01/19	8.750%	261,000	180,090

Total			578,240
Pharmaceuticals 0.1%
Endo Pharmaceuticals Holdings, Inc.(d)
01/15/22	7.250%	78,000	78,195
Grifols, Inc. Senior Secured(d)
02/01/18	8.250%	233,000	233,000
Mylan, Inc.(d)
11/15/18	6.000%	190,000	184,775

Total			495,970
Railroads 0.4%
CSX Corp. Senior Unsecured
03/15/18	6.250%	2,090,000	2,518,170
Canadian Pacific Railway Co. Senior Unsecured(c)
05/15/18	6.500%	1,000,000	1,186,805

Total			3,704,975
Refining —%
United Refining Co. Senior Secured
02/28/18	10.500%	211,000	198,340
Restaurants 0.1%
Yum! Brands, Inc. Senior Unsecured
11/01/21	3.750%	1,245,000	1,249,202
Retailers 0.4%
Best Buy Co., Inc. Senior Unsecured
03/15/21	5.500%	870,000	790,502

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	31

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount		Value
Corporate Bonds & Notes(h) (continued)

Retailers (cont.)
Burlington Coat Factory Warehouse Corp.(d)
02/15/19	10.000%		$45,000	$38,250
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%		1,875,000	2,152,020
Limited Brands, Inc.
04/01/21	6.625%		105,000	105,788
QVC, Inc.(d) Senior Secured
10/01/19	7.500%		100,000	108,500
10/15/20	7.375%		160,000	173,200
Rite Aid Corp.(b)
06/15/17	9.500%		65,000	51,350
Senior Secured
08/15/20	8.000%		155,000	161,587
Toys R Us Property Co. II LLC Senior Secured
12/01/17	8.500%		225,000	219,375

Total				3,800,572
Sovereign 0.1%
Uruguay Government International Bond(c)
04/05/27	4.250%	UYU	9,726,846	452,456
Supranational 0.1%
European Investment Bank(c) Senior Unsecured
06/20/17	1.400%	JPY	42,100,000	570,460
01/18/27	2.150%	JPY	2,500,000	34,880

Total				605,340
Technology 0.3%
Amkor Technology, Inc. Senior Unsecured
05/01/18	7.375%		266,000	256,690
CDW LLC/Finance Corp.(d)
04/01/19	8.500%		281,000	243,065
Cardtronics, Inc.
09/01/18	8.250%		220,000	228,800
CommScope, Inc.(d)
01/15/19	8.250%		59,000	57,525
Equinix, Inc. Senior Unsecured
07/15/21	7.000%		70,000	69,650
First Data Corp.(b)
09/24/15	9.875%		131,000	109,713
First Data Corp.(d)
01/15/21	12.625%		170,000	125,800

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Technology (cont.)
Senior Secured
08/15/20	8.875%	$155,000	$145,700
Freescale Semiconductor, Inc. Senior Secured(c)(d)
04/15/18	9.250%	200,000	205,500
Interactive Data Corp.
08/01/18	10.250%	202,000	217,150
International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	405,000	408,558
NXP BV/Funding LLC Senior Secured(c)(d)
08/01/18	9.750%	191,000	195,775
iGate Corp.(d)
05/01/16	9.000%	190,000	178,600

Total			2,442,526
Transportation Services 0.1%
AE Escrow Corp. Senior Unsecured(d)(i)
03/15/20	9.750%	151,000	144,960
ERAC U.S.A. Finance LLC (d)
10/15/37	7.000%	590,000	687,350
Hertz Corp. (The)(b)
01/15/21	7.375%	258,000	235,747

Total			1,068,057
Wireless 0.5%
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	220,000	220,825
Cricket Communications, Inc.(d) Senior Notes
10/15/20	7.750%	105,000	90,300
MetroPCS Wireless, Inc.
09/01/18	7.875%	220,000	214,500
11/15/20	6.625%	34,000	29,920
Rogers Communications, Inc.(c)
08/15/18	6.800%	570,000	689,497
SBA Telecommunications, Inc.
08/15/16	8.000%	275,000	288,063
08/15/19	8.250%	75,000	78,750
Sprint Nextel Corp. Senior Unsecured
08/15/17	8.375%	551,000	512,430
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	1,300,000	1,307,316

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Wireless (cont.)
Wind Acquisition Finance SA(c)(d) Secured
07/15/17	11.750%	$317,000	$269,450
Senior Secured
02/15/18	7.250%	231,000	196,350

Total			3,897,401
Wirelines 1.2%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	1,805,000	2,137,629
09/01/40	5.350%	230,000	240,420
08/15/41	5.550%	305,000	328,368
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	380,000	352,114
Cincinnati Bell, Inc.
10/15/17	8.250%	109,000	105,730
Embarq Corp. Senior Unsecured
06/01/36	7.995%	1,500,000	1,407,441
Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	354,000	343,380
Integra Telecom Holdings, Inc. Senior Secured(d)
04/15/16	10.750%	65,000	59,800
Level 3 Communications, Inc. Senior Unsecured(d)
02/01/19	11.875%	145,000	137,750
Level 3 Escrow, Inc. Senior Unsecured(b)(d)
07/01/19	8.125%	82,000	72,468
Level 3 Financing, Inc.
02/15/17	8.750%	194,000	178,722
02/01/18	10.000%	81,000	77,760
PAETEC Holding Corp.
12/01/18	9.875%	245,000	256,637
Senior Secured
06/30/17	8.875%	40,000	42,000
Telecom Italia Capital SA(c)
07/18/36	7.200%	625,000	571,336
Telefonica Emisiones SAU(c)
01/15/15	4.949%	1,580,000	1,558,819
Tw telecom holdings, inc.
03/01/18	8.000%	160,000	166,400

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Wirelines (cont.)
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	$1,545,000	$1,909,351
Windstream Corp.
04/01/23	7.500%	226,000	210,745

Total			10,156,870
Total Corporate Bonds & Notes
(Cost: $144,382,336)			$142,778,212

Convertible Bonds 2.4%
Aerospace & Defense —%
Alliant Techsystems, Inc.(b)
08/15/24	3.000%	$320,000	$322,000
Automotive 0.1%
Ford Motor Co. Senior Unsecured
11/15/16	4.250%	100,000	129,860
Navistar International Corp. Senior Subordinated Notes
10/15/14	3.000%	280,000	277,900
TRW Automotive, Inc.
12/01/15	3.500%	100,000	135,313

Total			543,073
Brokerage —%
Knight Capital Group, Inc. Senior Subordinated Notes
03/15/15	3.500%	400,000	371,770
Building Materials —%
Cemex SAB de CV(c)(d) Subordinated Notes
03/15/16	3.250%	180,000	90,792
03/15/18	3.750%	180,000	88,992
MasTec, Inc.
06/15/14	4.000%	120,000	157,650

Total			337,434
Chemicals —%
ShengdaTech, Inc. Senior Notes(d)(f)(g)(k)
12/15/15	6.500%	180,000	26,825
Diversified Manufacturing 0.1%
Ingersoll-Rand Global Holding Co., Ltd.(c)
04/15/12	4.500%	70,000	112,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	33

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Diversified Manufacturing (cont.)
Sterlite Industries India Ltd. Senior Unsecured(c)
10/30/14	4.000%	$350,000	$294,438

Total			406,438
Entertainment —%
Take-Two Interactive Software, Inc. Senior Notes
06/01/14	4.375%	160,000	217,200
Environmental —%
Covanta Holding Corp. Senior Unsecured
06/01/14	3.250%	260,000	283,075

Total			283,075
Gaming 0.1%
MGM Resorts International(b)
04/15/15	4.250%	640,000	562,400
Health Care 0.3%
Alere, Inc. Senior Subordinated Notes(b)
05/15/16	3.000%	370,000	321,900
Gilead Sciences Inc Senior Unsecured
05/01/16	1.625%	700,000	797,083
Heartware International, Inc. Senior Unsecured
12/15/17	3.500%	150,000	148,875
Insulet Corp. Senior Unsecured
06/15/16	3.750%	230,000	209,719
Integra LifeSciences Holdings Corp. Senior Unsecured(d)
12/15/16	1.625%	170,000	154,089
NuVasive, Inc. Senior Unsecured
07/01/17	2.750%	350,000	294,110
Omnicare, Inc.
12/15/25	3.750%	170,000	190,188
Volcano Corp. Senior Unsecured
09/01/15	2.875%	180,000	217,566
WebMD Health Corp. Senior Unsecured(d)
03/31/16	2.250%	270,000	240,637

Total			2,574,167

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Home Construction —%
Lennar Corp. Senior Notes(d)
12/15/20	2.750%	$270,000	$248,445
Independent Energy 0.1%
Chesapeake Energy Corp.
11/15/35	2.750%	170,000	175,950
Endeavour International Corp.(d)
07/15/16	5.500%	80,000	65,508
Newpark Resources, Inc. Senior Unsecured
10/01/17	4.000%	200,000	185,600

Total			427,058
Lodging —%
Home Inns & Hotels Management, Inc. Senior Notes(c)(d)
12/15/15	2.000%	240,000	181,796
Media Cable —%
TiVo Inc. Senior Unsecured(d)
03/15/16	4.000%	220,000	247,775
Media Non-Cable —%
Liberty Interactive LLC Senior Unsecured
03/15/31	3.250%	400,000	313,000
Metals 0.1%
Horsehead Holding Corp. Senior Notes(d)
07/01/17	3.800%	180,000	158,733
Jaguar Mining, Inc. Senior Unsecured(c)(d)
03/31/16	5.500%	170,000	153,637
Metals (cont.)
James River Coal Co. Senior Unsecured
12/01/15	4.500%	350,000	283,019
Molycorp, Inc. Senior Unsecured(d)
06/15/16	3.250%	120,000	109,200
Steel Dynamics, Inc.(b)
06/15/14	5.125%	320,000	329,200

Total			1,033,789
Non-Captive Consumer 0.1%
DFC Global Corp. Senior Unsecured
04/01/28	3.000%	340,000	430,525

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Oil Field Services 0.1%
Hornbeck Offshore Services, Inc.(j)
11/15/26	1.625%	$460,000	$435,574
Other Financial Institutions 0.1%
Affiliated Managers Group, Inc. Senior Unsecured
08/15/38	3.950%	220,000	230,725
Ares Capital Corp. Senior Unsecured(d)
06/01/16	5.125%	350,000	325,062

Total			555,787
Other Industry 0.1%
Altra Holdings, Inc.(d)
03/01/31	2.750%	175,000	133,444
Central European Distribution Corp. Senior Unsecured(b)
03/15/13	3.000%	340,000	232,900
General Cable Corp.
11/15/13	0.875%	300,000	274,500
General Cable Corp.(j) Subordinated Notes
11/15/29	4.500%	100,000	90,000
WESCO International, Inc.
09/15/29	6.000%	80,000	113,400

Total			844,244
Pharmaceuticals 0.2%
Akorn, Inc. Senior Notes(d)
06/01/16	3.500%	170,000	190,825
Dendreon Corp. Senior Unsecured
01/15/16	2.875%	600,000	434,510
Human Genome Sciences, Inc. Subordinated Notes
08/15/12	2.250%	180,000	186,300
Mylan, Inc.
09/15/15	3.750%	200,000	290,000
Salix Pharmaceuticals Ltd. Senior Unsecured
05/15/15	2.750%	190,000	189,050
Vertex Pharmaceuticals, Inc. Senior Subordinated Notes
10/01/15	3.350%	130,000	149,175

Total			1,439,860

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Railroads —%
Greenbrier Companies, Inc. Senior Unsecured(d)
04/01/18	3.500%	$390,000	$278,616
REITs 0.1%
Digital Realty Trust LP(d)
04/15/29	5.500%	120,000	168,375
Forest City Enterprises, Inc. Senior Unsecured(d)
08/15/18	4.250%	260,000	212,810
Vornado Realty LP Senior Unsecured
04/15/25	3.875%	330,000	339,900

Total			721,085
Retailers —%
Charming Shoppes, Inc. Senior Unsecured
05/01/14	1.125%	380,000	326,800
Technology 0.7%
Advanced Micro Devices, Inc. Senior Unsecured
05/01/15	6.000%	420,000	410,550
CACI International, Inc. Senior Subordinated Notes
05/01/14	2.125%	230,000	253,000
Concur Technologies, Inc. Senior Unsecured(d)
04/15/15	2.500%	320,000	324,400
DST Systems, Inc. Senior Unsecured(j)
08/15/23	0.000%	370,000	421,800
Digital River, Inc. Senior Unsecured(d)
11/01/30	2.000%	400,000	347,609
EMC Corp. Senior Unsecured
12/01/12	1.750%	80,000	104,600
12/01/13	1.750%	520,000	733,850
Equinix, Inc. Subordinated Notes
10/15/14	3.000%	380,000	397,575
Ixia Senior Notes(d)
12/15/15	3.000%	180,000	158,544
Lam Research Corp. Senior Unsecured(d)
05/15/18	1.250%	200,000	185,449
Mentor Graphics Corp.(d)
04/01/31	4.000%	350,000	312,750

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	35

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Technology (cont.)
Micron Technology, Inc. Senior Unsecured(d)
08/01/31	1.500%	$270,000	$207,339
NetApp, Inc. Senior Unsecured
06/01/13	1.750%	250,000	303,125
Novellus Systems, Inc. Senior Notes(d)
05/15/41	2.625%	180,000	155,475
Nuance Communications, Inc. Senior Unsecured
08/15/27	2.750%	300,000	377,250
ON Semiconductor Corp.
12/15/26	2.625%	325,000	346,125
RightNow Technologies, Inc. Senior Unsecured(d)
11/15/30	2.500%	265,000	340,626
Rovi Corp. Senior Unsecured
02/15/40	2.625%	230,000	265,102
Salesforce.com, Inc. Senior Unsecured
01/15/15	0.750%	100,000	147,250

Total			5,792,419
Textile —%
Iconix Brand Group, Inc. Senior Subordinated Notes(d)
06/01/16	2.500%	350,000	323,302
Tobacco —%
Vector Group Ltd. Senior Unsecured(j)
06/15/26	3.875%	243,000	276,109
Transportation Services —%
DryShips, Inc. Senior Unsecured(c)
12/01/14	5.000%	470,000	289,638
Wireless 0.1%
InterDigital, Inc. Senior Unsecured(d)
03/15/16	2.500%	210,000	228,196
Leap Wireless International, Inc. Senior Unsecured(b)
07/15/14	4.500%	230,000	203,838

Total			432,034

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Wirelines 0.1%
Ciena Corp. Senior Unsecured(d)
10/15/18	3.750%	$350,000	$315,000
Comtech Telecommunications Corp. Senior Unsecured
05/01/29	3.000%	230,000	240,982

Total			555,982
Total Convertible Bonds
(Cost: $22,434,674)			$20,798,220

Residential Mortgage-Backed Securities - Agency(l) 12.2%

Federal Home Loan Mortgage Corp.(i)(m)
10/01/41	4.000%	$1,000,000	$1,046,562
10/01/41	6.000%	1,000,000	1,095,469
Federal Home Loan Mortgage Corp.(j)(m)(n) CMO IO Series 2008-36 Class YI
07/25/36	6.965%	2,692,201	438,312
CMO IO Series 3122 Class IS
03/15/36	6.471%	1,344,628	229,082
CMO IO Series 3280 Class SI
02/15/37	6.211%	1,065,841	160,793
CMO IO Series 3708 Class SA
05/15/40	6.221%	1,105,552	136,655
CMO IO Series 3761 Class KS
06/15/40	5.771%	630,992	104,362
CMO IO Series 3852 Class SW
05/15/41	5.771%	694,169	134,707
Federal Home Loan Mortgage Corp(m)
04/01/19- 07/01/38	5.500%	3,141,691	3,417,372
06/01/19	5.000%	815,007	881,305
09/01/20	4.500%	305,041	325,775
12/01/37	6.000%	2,604,446	2,860,578
Federal Home Loan Mortgage Corp(m)(n) CMO IO Series 3759 Class LI
11/15/34	4.000%	1,134,356	138,645
CMO IO Series 3786 Class PI
12/15/37	4.500%	1,035,076	164,483
CMO IO Series 3800 Class HI
01/15/40	4.500%	1,946,606	340,596
Federal National Mortgage Association(i)(m)
10/01/26	3.000%	2,500,000	2,575,390
10/01/26- 10/01/40	3.500%	7,500,000	7,769,515
10/01/40	4.000%	2,250,000	2,358,281

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities - Agency(l) (continued)

10/01/41	5.000%	$6,000,000	$6,453,750
10/01/41	6.000%	5,750,000	6,307,031
Federal National Mortgage Association(j)(m)(n) CMO IO Series 2005-7 Class SC
02/25/35	6.465%	1,599,665	166,323
CMO IO Series 2006-5 Class N1
08/25/34	2.032%	6,270,855	225,881
CMO IO Series 2006-5 Class N2
02/25/35	2.061%	11,142,396	558,415
CMO IO Series 2008-7 Class SA
02/25/38	7.315%	296,470	53,446
CMO IO Series 2010-135 Class MS
12/25/40	5.715%	339,087	66,389
CMO IO Series 2010-3 Class DI
04/25/34	1.707%	1,803,422	114,901
Federal National Mortgage Association(m)
08/01/16- 09/01/38	6.000%	2,310,425	2,556,376
06/01/17- 01/01/33	7.000%	570,868	651,224
03/01/18- 04/01/41	5.000%	5,851,321	6,325,852
07/01/19- 04/01/41	5.500%	14,123,170	15,456,407
06/01/25- 08/01/41	4.500%	14,506,025	15,527,452
08/01/32- 10/01/38	6.500%	4,304,137	4,807,136
05/01/39- 06/01/41	4.000%	8,516,294	8,947,780
Federal National Mortgage Association(m)(n) CMO IO Series 2009-7 Class LI
02/25/39	7.000%	428,441	72,370
Federal National Mortgage Association(m)(o)
03/01/34- 02/01/41	5.000%	2,131,818	2,314,102
Government National Mortgage Association(i)(m)
10/01/41	4.000%	2,500,000	2,673,437
10/01/41	4.500%	4,000,000	4,345,625
Government National Mortgage Association(j)(m)(n) CMO IO Series 2002-66 Class SA
12/16/25	7.421%	844,533	168,831
CMO IO Series 2004-32 Class HS
05/16/34	6.371%	626,036	134,602
CMO IO Series 2010-108 Class PI
02/20/38	5.870%	775,449	122,918
Government National Mortgage Association(m)
01/15/39	5.000%	1,348,377	1,482,255

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities - Agency(l) (continued)

Government National Mortgage Association(m)(n) CMO IO Series 2007-17 Class CI
04/16/37	7.500%	$230,284	$61,603
CMO IO Series 2010-116 Class IL
06/20/38	4.500%	817,064	113,354
CMO IO Series 2010-133 Class QI
09/16/34	4.000%	1,294,116	164,934
CMO IO Series 2010-167 Class GI
02/20/38	4.000%	720,597	115,213
Total Residential Mortgage-Backed Securities — Agency
(Cost: $102,139,072)			$104,165,489

Residential Mortgage-Backed Securities - Non-Agency 0.8%
Castle Peak Loan Trust CMO Series 2011-1 Class 22A2(d)(j)(m)
05/25/52	13.068%	$400,000	$397,520
Citigroup Mortgage Loan Trust, Inc.(d)(j)(m) CMO Series 2010-7 Class 3A4
12/25/35	7.386%	175,000	181,723
Citigroup Mortgage Loan Trust, Inc.(d)(m) CMO Series 2010-6 Class 1A1
05/25/35	4.750%	495,849	502,485
Countrywide Alternative Loan Trust CMO Series 2005-14 Class 2A2(i)(m)
05/25/35	0.485%	472,903	185,490
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2005-R2 Class 2A1(d)(m)
06/25/35	7.000%	219,928	223,860
RAAC Series 2005-SP2 Class 1M1(j)(m)
05/25/44	0.755%	450,000	333,577
Volt Series 2011-NL2X Class A1(d)(i)(m)
06/25/51	5.682%	285,000	285,000
Wells Fargo Mortgage Backed Securities Trust CMO Series 2005-18 Class 2A6(m)
01/25/36	5.500%	686,756	686,328
Wells Fargo Mortgage-Backed Securities Trust(j)(m) CMO Series 2004-G Class A3
06/25/34	4.731%	470,000	456,931
CMO Series 2004L Class A7
07/25/34	4.770%	2,510,616	2,498,465
Wells Fargo Mortgage-Backed Securities Trust(m) CMO Series 2003-8 Class A9
08/25/18	4.500%	474,977	489,535

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	37

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value

Residential Mortgage-Backed Securities - Non-Agency (continued)

CMO Series 2007-12 Class A9
09/25/37	5.500%	$522,959	$532,504
Total Residential Mortgage-Backed Securities - Non-Agency
(Cost: $7,160,606)			$6,773,418

Commercial Mortgage-Backed Securities - Agency —%
Federal National Mortgage Association(m)
09/01/13	5.322%	$333,715	$352,968
Total Commercial Mortgage-Backed Securities - Agency
(Cost: $336,629)			$352,968

Commercial Mortgage-Backed Securities - Non-Agency 0.6%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class ASB(j)(m)
07/15/44	5.398%	$145,906	$153,456
Commercial Mortgage Pass-Through Certificates Series 2004-LB3A Class A4(j)(m)
07/10/37	5.234%	175,120	179,574
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(j)(m)
06/10/48	4.772%	400,000	426,506
GS Mortgage Securities Corp. II Series 2007-GG10 Class F(j)(m)
08/10/45	5.984%	625,000	47,185
General Electric Capital Assurance Co. Series 2003-1 Class A4(d)(j)(m)
05/12/35	5.254%	208,533	220,355
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(m) Series 2011-C3 Class A4
02/16/46	4.717%	1,000,000	1,027,732
JPMorgan Chase Commercial Mortgage Securities Corp.(j)(m) Series 2006-LDP6 Class ASB
04/15/43	5.490%	495,066	519,705
JPMorgan Chase Commercial Mortgage Securities Corp.(m) Series 2003-LN1 Class A1
10/15/37	4.134%	110,974	112,773
Series 2003-ML1A Class A1
03/12/39	3.972%	44,651	44,942
LB-UBS Commercial Mortgage Trust(m) Series 2004-C2 Class A3
03/15/29	3.973%	111,759	114,370
Series 2005-C1 Class A4
02/15/30	4.742%	325,000	346,912

Issuer	Coupon Rate	Principal Amount	Value

Commercial Mortgage-Backed Securities - Non-Agency (continued)
Morgan Stanley Capital I Series 2006-T23 Class AAB(j)(m)
08/12/41	5.978%	$343,956	$364,483
Morgan Stanley Reremic Trust Series 2009-GG10 Class A4A(d)(j)(m)
08/12/45	5.984%	1,000,000	1,090,607
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class APB(m)
03/15/45	5.576%	309,166	319,108
Total Commercial Mortgage-Backed Securities - Non-Agency
(Cost: $5,375,918)			$4,967,708

Asset-Backed Securities - Non-Agency 0.1%
AmeriCredit Automobile Receivables Trust Series 2007-AX Class A4 (XLCA)(j)
10/06/13	0.281%	$120,984	$120,586
HSBC Home Equity Loan Trust Series 2007-2 Class M1(j)
07/20/36	0.541%	490,000	305,726
National Collegiate Student Loan Trust CMO IO Series 2006-3 Class AIO(n)
01/25/12	7.100%	1,074,955	15,409
Sierra Receivables Funding Co. LLC Series 2010-2A Class A(d)
11/20/25	3.840%	178,603	182,981
Total Asset-Backed Securities - Non-Agency
(Cost: $655,088)			$624,702

Inflation-Indexed Bonds 2.2%
U.S. Treasury Inflation-Indexed Bond
04/15/12	2.000%	$1,541,934	$1,556,085
04/15/14	1.250%	453,683	475,353
01/15/15	1.625%	2,153,315	2,317,248
07/15/15	1.875%	696,876	765,440
01/15/21	1.125%	537,025	585,961
07/15/21	0.625%	225,531	235,405
02/15/40	2.125%	1,369,251	1,737,394
02/15/41	2.125%	146,490	187,078
U.S. Treasury Inflation-Indexed Bond(b)
07/15/13	1.875%	430,514	450,642
01/15/14	2.000%	1,014,808	1,077,308
01/15/17	2.375%	1,904,425	2,190,018
01/15/26	2.000%	2,965,115	3,522,357
01/15/29	2.500%	436,680	560,638

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value

Inflation-Indexed Bonds (continued)
U.S. Treasury Inflation-Indexed Bond(b)(o)
07/15/20	1.250%	$2,900,520	$3,202,220
Total Inflation-Indexed Bonds
(Cost: $17,278,521)			$18,863,147

U.S. Treasury Obligations 1.0%
U.S. Treasury
07/31/16	1.500%	$453,000	$465,177
05/15/20	3.500%	380,000	435,187
05/15/21	3.125%	1,640,000	1,820,269
11/15/40	4.250%	120,000	151,744
U.S. Treasury(b)
04/30/15	2.500%	300,000	320,414
08/15/20	2.625%	530,000	567,638
11/15/20	2.625%	690,000	737,869
08/15/21	2.125%	1,945,000	1,979,349
02/15/40	4.625%	330,000	440,962
05/15/41	4.375%	188,000	242,873
08/15/41	3.750%	550,000	640,321
U.S. Treasury(b)(o)
06/30/15	1.875%	350,000	366,188
Total U.S. Treasury Obligations
(Cost: $7,539,261)			$8,167,991

U.S. Government & Agency Obligations 0.5%
Federal National Mortgage Association(b)
10/15/15	4.375%	$2,500,000	$2,835,525
10/26/15	1.625%	900,000	922,943
Private Export Funding Corp. U.S. Government Guaranty
09/15/17	5.450%	45,000	54,705
Total U.S. Government & Agency Obligations
(Cost: $3,584,860)			$3,813,173

Foreign Government Obligations(h) 3.7%
ARGENTINA 0.1%
Argentina Bonos(b)(c) Senior Unsecured
04/17/17	7.000%	$825,000	$660,000
Argentina Bonos(c) Senior Unsecured
10/03/15	7.000%	345,000	289,800
Provincia de Buenos Aires Senior Unsecured(c)(d)
01/26/21	10.875%	120,000	86,937

Total			1,036,737

Issuer	Coupon Rate		Principal Amount		Value

Foreign Government Obligations(h) (continued)
AUSTRALIA 0.1%
New South Wales Treasury Corp. Local Government Guaranteed(c)
05/01/12	6.000	% AUD		$200,000	$195,375
Treasury Corp. of Victoria(c) Local Government Guaranteed
11/15/16	5.750	% AUD		100,000	102,609
11/15/18	5.500	% AUD		500,000	509,571

Total					807,555
BRAZIL 0.2%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(c)(d)
06/10/19	6.500%			400,000	443,796
Brazil Notas do Tesouro Nacional(c)
01/01/13	10.000	% BRL		1,700,000	920,175
BRAZIL (cont.)
Brazilian Government International Bond Senior Unsecured(c)
01/15/19	5.875%		BRL	250,000	286,875
Petrobras International Finance Co.(c)
01/20/20	5.750%			310,000	321,780

Total					1,972,626
CANADA 0.2%
Bank of Nova Scotia(c)(d)
07/26/13	1.450%			500,000	504,974
Canadian Government Bond(c)
06/01/18	4.250	% CAD		1,160,000	1,284,657
06/01/20	3.500	% CAD		200,000	212,736

Total					2,002,367
COLOMBIA 0.1%
Colombia Government International Bond Senior Unsecured(c)
09/18/37	7.375%			250,000	326,000
Ecopetrol SA Senior Unsecured(c)
07/23/19	7.625%			260,000	302,900
Empresas Publicas de Medellin ESP Senior Unsecured(c)(d)
02/01/21	8.375	% COP		550,000,000	282,523

Total					911,423
DOMINICAN REPUBLIC —%
Dominican Republic International Bond Senior Unsecured(c)(d)
05/06/21	7.500%			300,000	290,474

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	39

Portfolio of Investments (continued)

Issuer	Coupon Rate		Principal Amount		Value

Foreign Government Obligations(h) (continued)
EL SALVADOR —%
El Salvador Government International Bond Senior Unsecured(c)(d)
06/15/35	7.650	% COP		300,000	$291,750
FRANCE 0.3%
France Government Bond OAT(c)
10/25/21	3.250	% EUR		750,000	1,060,479
10/25/15	3.000	% EUR		320,000	452,694
04/25/29	5.500	% EUR		500,000	861,660

Total					2,374,833
GERMANY 0.4%
Bundesrepublik Deutschland(c)
01/04/18	4.000%		EUR	2,100,000	3,254,628
INDONESIA 0.2%
Indonesia Government International Bond Senior Unsecured(c)(d)
10/12/35	8.500%		EUR	500,000	675,000
Indonesia Treasury Bond Senior Unsecured(c)
09/15/19	11.500%		IDR	3,500,000,000	512,020
Majapahit Holding BV (b)(c)(d)
01/20/20	7.750%			200,000	217,813
Majapahit Holding BV(c)(d)
08/07/19	8.000%			200,000	224,000
Perusahaan Penerbit SBSN Senior Unsecured(c)(d)
04/23/14	8.800%			150,000	169,118

Total					1,797,951
ITALY 0.1%
Buoni Poliennali Del Tes(c)
08/01/13	4.250%		EUR	150,000	201,063
08/01/21	3.750%		EUR	700,000	818,927

Total					1,019,990
JAPAN 0.3%
Japan Government 10-Year Bond Senior Unsecured(c)
12/20/18	1.400%		JPY	80,000,000	1,094,959
Japan Government 20-Year Bond(c) Senior Unsecured
12/20/27	2.100%		JPY	30,000,000	418,568
09/21/20	2.200%		JPY	64,000,000	923,814

Total					2,437,341

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(h) (continued)
KAZAKHSTAN 0.1%
KazMunayGas National Co.(c)(d) Senior Unsecured
01/23/15	11.750%	JPY	400,000	$461,500
05/05/20	7.000%		100,000	100,711

Total				562,211
MEXICO 0.2%
Mexican Bonos(c)
12/13/18	8.500%	MXN	3,700,000	306,079
12/14/17	7.750%	MXN	5,700,000	456,882
Pemex Project Funding Master Trust(c)
06/15/35	6.625%		675,000	723,938
03/01/18	5.750%		250,000	270,625
01/21/21	5.500%		325,000	341,250

Total				2,098,774
NORWAY 0.1%
Norway Government Bond(c)
05/15/13	6.500%	NOK	1,870,000	343,720
05/19/17	4.250%	NOK	3,500,000	667,608

Total				1,011,328
PERU 0.1%
Peruvian Government International Bond(c) Senior Unsecured
07/21/25	7.350%		150,000	186,750
03/14/37	6.550%		325,000	377,000

Total				563,750
PHILIPPINES 0.2%
Philippine Government International Bond(c) Senior Unsecured
06/17/19	8.375%		230,000	291,525
01/20/20	6.500%		300,000	345,000
Power Sector Assets & Liabilities Management Corp.(c)(d) Government Guaranteed
12/02/24	7.390%		300,000	344,569
05/27/19	7.250%		400,000	454,000

Total				1,435,094
POLAND 0.1%
Poland Government Bond(c)
10/25/17	5.250%	PLN	2,200,000	654,051
RUSSIAN FEDERATION 0.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.(c)(d)
08/07/18	8.700%		200,000	231,500

The accompanying Notes to Financial Statements are an integral part of this statement.

40	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(h) (continued)
RUSSIAN FEDERATION (cont.)
Gazprom OAO Via Gaz Capital SA(c)(d) Senior Unsecured
03/07/22	6.510%	PLN	600,000	$588,000
04/11/18	8.146%		180,000	197,550
Russian Foreign Bond - Eurobond(c)(d) Senior Unsecured
04/29/20	5.000%		300,000	297,750
Russian Foreign Bond - Eurobond(c)(d)(j)
03/31/30	7.500%		262,960	295,996

Total				1,610,796
SOUTH AFRICA —%
South Africa Government International Bond Senior Unsecured(c)
03/08/41	6.250%		100,000	112,625
SWEDEN 0.2%
Sweden Government Bond(c)
05/05/14	0.000%	SEK	2,600,000	432,220
08/12/17	3.750%	SEK	5,100,000	832,117

Total				1,264,337
TURKEY 0.2%
Turkey Government International Bond(c) Senior Unsecured
06/05/20	7.000%		530,000	593,600
03/17/36	6.875%		410,000	436,650
03/30/21	5.625%		250,000	255,625

Total				1,285,875
UKRAINE —%
Ukraine Government International Bond Senior Unsecured(b)(c)(d)
02/23/21	7.950%		245,000	224,988
UNITED KINGDOM 0.2%
United Kingdom Gilt(c)
03/07/18	5.000%	GBP	300,000	561,931
03/07/19	4.500%	GBP	400,000	734,322

Total				1,296,253
URUGUAY —%
Uruguay Government International Bond Senior Unsecured(c)
03/21/36	7.625%		100,000	123,500
VENEZUELA 0.1%
Petroleos de Venezuela SA(c)
04/12/17	5.250%		900,000	506,250

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(h) (continued)
Venezuela Government International Bond Senior Unsecured(c)
05/07/23	9.000%	GBP	1,005,000	$623,100

Total				1,129,350
Total Foreign Government Obligations
(Cost: $30,744,903)				$31,570,607

Issuer	Contracts	Exercise Price	Expiration Date	Value
Options Purchased Puts —%
Federal National Mortgage Association
	9,830,000	$10	Dec. 2011	$31,487
Total Options Purchased Puts
(Cost: $39,934)				$31,487

		Shares	Value
Money Market Fund 7.6%

Columbia Short-Term Cash Fund, 0.125%(p)(q)		64,696,895	$64,696,895
Total Money Market Fund
(Cost: $64,696,895)			$64,696,895

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 8.9%
Asset-Backed Commercial Paper 1.0%
Cancara Asset Securitisation LLC
10/03/11	0.250%	$2,999,333	$2,999,333
Gemini Securitization Corporation (FKA Twin Towers)
10/06/11	0.300%	999,758	999,758
10/07/11	0.300%	2,999,275	2,999,275
Regency Markets No. 1 LLC
10/18/11	0.250%	1,999,556	1,999,556

Total			8,997,922

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	41

Portfolio of Investments (continued)

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit 3.2%
ABM AMRO Bank N.V.
10/12/11	0.310%	$2,999,225	$2,999,225
Bank of Montreal
11/14/11	0.250%	2,000,000	2,000,000
Bank of Nova Scotia
11/28/11	0.300%	2,000,000	2,000,000
Banque et Caisse d’Epargne de l’Etat
12/06/11	0.380%	1,998,081	1,998,081
Branch Banking & Trust Corporation
10/11/11	0.200%	3,000,000	3,000,000
Clydesdale Bank PLC
12/30/11	0.550%	2,995,835	2,995,835
Credit Suisse
11/17/11	0.300%	3,000,000	3,000,000
Development Bank of Singapore Ltd.
10/21/11	0.270%	1,000,000	1,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
10/21/11	0.320%	1,000,000	1,000,000
Landeskreditbank Baden-Wuerttemberg - Foerderbank
10/11/11	0.340%	1,500,000	1,500,000
Lloyds Bank PLC
10/14/11	0.346%	2,500,000	2,500,000
Nordea Bank AB
12/09/11	0.310%	2,000,000	2,000,000
Standard Chartered Bank PLC
12/29/11	0.550%	998,612	998,612

Total			26,991,753
Commercial Paper 0.2%
Macquarie Bank Ltd.
11/10/11	0.461%	1,995,323	1,995,323
Other Short-Term Obligations 0.6%
Natixis Financial Products LLC
10/03/11	0.430%	5,000,000	5,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 3.9%
Citigroup Global Markets, Inc. dated 09/30/11, matures 10/03/11, repurchase price $5,000,038(r)
	0.090%	$5,000,000	$5,000,000
MF Global Holdings Ltd. dated 09/30/11, matures 10/03/11, repurchase price $7,000,128(r)
	0.220%	7,000,000	7,000,000
Mizuho Securities USA, Inc. dated 09/30/11, matures 10/03/11, repurchase price $10,000,133(r)
	0.160%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 09/30/11, matures 10/03/11, repurchase price $5,000,038(r)
	0.090%	5,000,000	5,000,000
Pershing LLC dated 09/30/11, matures 10/03/11, repurchase price $3,000,045(r)
	0.180%	3,000,000	3,000,000
RBS Securities, Inc. dated 09/30/11, matures 10/03/11, repurchase price $2,874,223(r)
	0.150%	2,874,187	2,874,187

Total			32,874,187
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $75,859,185)			$75,859,185
Total Investments
(Cost: $981,635,334)			$961,916,534
Other Assets & Liabilities, Net			(109,326,650)
Net Assets			$852,589,884

The accompanying Notes to Financial Statements are an integral part of this statement.

42	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Investment in Derivatives

Futures Contracts Outstanding at September 30, 2011
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
E-Mini S&P 400 Index	2	$155,780	December 2011	$—	$(9,035)
Russell 2000 Mini Index	1	64,150	December 2011	—	(6,522)
U.S. Treasury Long Bond, 20-year	(7)	(998,375)	December 2011	—	(49,831)
U.S. Treasury Note, 2-year	(14)	(3,082,844)	January 2012	3,020	—
U.S. Treasury Note, 5-year	(84)	(10,288,688)	January 2012	—	(314)
U.S. Treasury Note, 10-year	(34)	(4,423,188)	December 2011	—	(27,957)
U.S. Treasury Ultra Bond, 30-year	2	317,250	December 2011	31,669	—
Total				$34,689	$(93,659)

Credit Default Swap Contracts Outstanding at September 30, 2011 Sell Protection
Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate	Notional Amount	Market Value	Unamortized Premium (Paid) Received	Periodic Payments Receivable (Payable)	Unrealized Appreciation	Unrealized Depreciation
JP Morgan	CDX North America High Yield Index	December 20, 2016	5.000%	$12,000,000	$(1,458,008)	$(1,111,585)	$18,333	$—	$(2,551,260)

Forward Foreign Currency Exchange Contracts Open at September 30, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation

J.P. Morgan Securities, Inc.	October 4, 2011	143,825 (BRL	)	77,492 (USD	)	$999	$—
BNP Paribas Securities Corp.	October 5, 2011	31,456 (USD	)	435,396 (MXN	)	61	—
Citicorp Investment Bank	October 5, 2011	420,906 (ZAR	)	53,171 (USD	)	1,051	—
State Street Bank & Trust Company	October 19, 2011	5,988,000 (CAD	)	5,951,053 (USD	)	238,947	—
Goldman, Sachs & Co.	October 19, 2011	7,175,000 (EUR	)	9,762,081 (USD	)	150,490	—
Citigroup Global Markets, Inc.	October 19, 2011	26,582,000 (SEK	)	3,962,219 (USD	)	91,172	—
Barclays Bank PLC	October 19, 2011	4,116,940 (USD	)	2,603,000 (GBP	)	—	(58,446)
Barclays Bank PLC	October 19, 2011	1,748,723 (USD	)	1,125,000 (GBP	)	5,333	—
J.P. Morgan Securities, Inc.	October 19, 2011	9,871,390 (USD	)	56,181,000 (NOK	)	—	(307,937)
Deutsche Bank	October 19, 2011	4,100,419 (USD	)	5,000,000 (NZD	)	—	(292,818)
State Street Bank & Trust Company	October 25, 2011	930,000 (EUR	)	1,257,844 (USD	)	12,078	—
Total						$500,131	$(659,201)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	43

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	Non-income producing.
(b)	At September 30, 2011, security was partially or fully on loan.
(c)	Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $166,442,873 or 19.52% of net assets.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of these securities amounted to $43,639,972 or 5.12% of net assets.

(e)

At September 30, 2011, investments in securities included securities valued at $12,351,752 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f)

Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at September 30, 2011 was $276,647, representing 0.03% of net assets. Information concerning such security holdings at September 30, 2011 was as follows:

Security Description	Acquisition Dates	Cost
2009 Dole Food Automatic Common Exchange Security Trust, 7.000%	09/15/10 thru 10/14/10	$236,263
BGP Holdings PLC	02/04-09 thru 05/14/09	—
ShengdaTech, Inc.
Senior Notes
6.500% 12/15/15	12/10/2010	180,000

(g)

Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At September 30, 2011, the value of these securities amounted to $105,785, which represents 0.01% of net assets.

(h)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(i)	Represents a security purchased on a when-issued or delayed delivery basis.
(j)	Variable rate security. The interest rate shown reflects the rate as of September 30, 2011.
(k)

Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At September 30, 2011, the value of these securities amounted to $26,825, which represents less than 0.01% of net assets.

(l)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at September 30, 2011:

Security Description		Principal Amount	Settlement Date	Proceeds Receivable	Value
Federal National Mortgage Association
10-01-26	4.500%	$1,500,000	10/18/2011	$1,599,375	$1,595,859
10-01-40	5.500	1,350,000	10/13/2011	1,472,660	1,464,961
(m)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

The accompanying Notes to Financial Statements are an integral part of this statement.

44	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)
(n)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.
(o)

At September 30, 2011, investments in securities included securities valued at $5,882,510 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(p)	The rate shown is the seven-day current annualized yield at September 30, 2011.
(q)	Investments in affiliates during the year ended September 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$108,413,003	$725,341,287	$(769,057,395)	$—	$64,696,895	$142,176	$64,696,895

(r)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.090%)

Security Description	Value
Fannie Mae REMICS	$1,976,262
Freddie Mac Reference REMIC	35,698
Freddie Mac REMICS	2,707,748
Government National Mortgage Association	380,292
Total Market Value of Collateral Securities	$5,100,000

MF Global Holdings Ltd. (0.220%)

Security Description	Value
Fannie Mae REMICS	$401,578
Federal Farm Credit Bank	7,351
Federal Home Loan Banks	169,184
Federal Home Loan Mortgage Corp	222,323
Federal National Mortgage Association	348,324
Freddie Mac Gold Pool	8,094
Freddie Mac REMICS	607,771
Ginnie Mae I Pool	900,587
Ginnie Mae II Pool	538,060
Government National Mortgage Association	1,772,285
United States Treasury Note/Bond	2,164,515
Total Market Value of Collateral Securities	$7,140,072

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	45

Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.160%)

Security Description	Value
Fannie Mae Grantor Trust	$98,363
Fannie Mae Pool	3,246,713
Fannie Mae REMICS	2,113,239
Fannie Mae Whole Loan	17,447
Federal Home Loan Bank of Chicago	20,752
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	109,306
Freddie Mac Gold Pool	1,794,111
Freddie Mac REMICS	2,757,703
Ginnie Mae II Pool	42,366
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.090%)

Security Description	Value
Fannie Mae Discount Notes	$833,292
Federal Farm Credit Bank	649,095
Federal Home Loan Bank Discount Notes	833,249
Federal Home Loan Banks	1,383,156
Federal Home Loan Mortgage Corp	629,495
Federal National Mortgage Association	415,101
Ginnie Mae II Pool	27,489
United States Treasury Note/Bond	329,171
Total Market Value of Collateral Securities	$5,100,048

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$834,400
Fannie Mae REMICS	529,487
Fannie Mae Whole Loan	5,963
Fannie Mae-Aces	11,603
Freddie Mac REMICS	987,149
Ginnie Mae I Pool	476,834
Government National Mortgage Association	214,564
Total Market Value of Collateral Securities	$3,060,000

RBS Securities, Inc. (0.150%)

Security Description	Value
Freddie Mac Gold Pool	$2,931,684
Total Market Value of Collateral Securities	$2,931,684

The accompanying Notes to Financial Statements are an integral part of this statement.

46	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt
PIK	Payment-in-Kind
SDR	Swedish Depositary Receipt
XLCA	XL Capital Assurance

Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD	US Dollar
UYU	Uruguay Pesos
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	47

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

48	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Fair value at September 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$42,776,285	$9,588,796	$—	$52,365,081
Consumer Staples	38,629,080	7,292,474	78,959	46,000,513
Energy	38,708,399	9,302,700	—	48,011,099
Financials	56,027,039	19,135,491	1	75,162,531
Health Care	46,252,597	8,164,504	—	54,417,101
Industrials	41,774,897	11,501,746	—	53,276,643
Information Technology	67,830,532	7,216,688	—	75,047,220
Materials	15,948,805	7,649,822	—	23,598,627
Telecommunication Services	11,804,236	7,479,224	—	19,283,460
Utilities	16,479,075	5,858,724	—	22,337,799
Preferred Stocks
Consumer Staples	—	1,418,552	—	1,418,552
Energy	523,656	—-	—	523,656
Materials	66,886	—	—	66,886
Convertible Preferred Stocks
Consumer Discretionary	—	758,875	—	758,875
Consumer Staples	—	249,821	—	249,821
Energy	159,600	935,565	—	1,095,165
Financials	654,750	2,088,415	—	2,743,165
Health Care	—	221,400	—	221,400
Industrials	—	656,712	—	656,712
Utilities	168,000	705,096	—	873,096
Total Equity Securities	377,803,837	100,224,605	78,960	478,107,402

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	49

Portfolio of Investments (continued)

Fair Value Measurements (continued)

	Fair value at September 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$142,778,212	$—	$142,778,212
Convertible Bonds				—
Chemicals	—	—	26,825	26,825
All Other Industries	—	20,771,395	—	20,771,395
Residential Mortgage-Backed Securities — Agency	—	104,050,588	114,901	104,165,489
Residential Mortgage-Backed Securities — Non-Agency	—	6,090,898	682,520	6,773,418
Commercial Mortgage-Backed Securities — Agency	—	352,968	—	352,968
Commercial Mortgage-Backed Securities — Non-Agency	—	4,967,708	—	4,967,708
Asset-Backed Securities — Non-Agency	—	624,702	—	624,702
Inflation-Indexed Bonds	—	18,863,147	—	18,863,147
U.S. Treasury Obligations	8,167,991	—	—	8,167,991
U.S. Government & Agency Obligations	—	3,813,173	—	3,813,173
Foreign Government Obligations	—	31,570,607	—	31,570,607
Total Bonds	8,167,991	333,883,398	824,246	342,875,635
Other
Options Purchased Puts	—	—	31,487	31,487
Exchange-Traded Funds	345,930	—	—	345,930
Affiliated Money Market Fund(c)	64,696,895	—	—	64,696,895
Investments of Cash Collateral Received for Securities on Loan	—	75,859,185	—	75,859,185
Total Other	65,042,825	75,859,185	31,487	140,933,497
Investments in Securities	451,014,653	509,967,188	934,693	961,916,534
Derivatives(d)
Assets
Futures Contracts	34,689	—	—	34,689
Forward Foreign Currency Exchange Contracts	—	500,131	—	500,131
Liabilities
Futures Contracts	(93,659)	—	—	(93,659)
Forward Foreign Currency Exchange Contracts	—	(659,201)	—	(659,201)
Swap Contracts	—	(2,551,260)	—	(2,551,260)
Total	$450,955,683	$507,256,858	$934,693	$959,147,234

The accompanying Notes to Financial Statements are an integral part of this statement.

50	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Convertible Bonds and Common Stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the subscription price of the security, closing prices of similar securities from the issuer, and quoted bids from market participants. Certain Residential Mortgage-Backed Securities and Options classified as Level 3 securities are valued using the market approach and utilized single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)

The amount of securities transferred out of Level 1 into Level 2 during the period was $104,927,082 and the amount of securities transferred out of Level 2 into Level 1 during the period was $98,280. Primarily all transfers occurred due to foreign securities subject to fair value procedures by the pricing service are classified as Level 2.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	51

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stocks	Convertible Bonds	Residential Mortgage Backed Securities — Agency	Residential Mortgage Backed Securities — Non-Agency	Asset- Backed Securities	Other Finanical Instruments	Total
Balance as of September 30, 2010	$1	$—	$—	$—	$35,112	$—	$35,113
Accrued discounts/premiums	—	—	(35,546)	—	(31,013)	—	(66,559)
Realized gain (loss)	—	—	79,610	—	—	—	79,610
Change in unrealized appreciation (depreciation)*	(1,127)	(153,175)	44,742	(12)	(4,099)	(8,447)	(122,118)
Sales	—	—	(228,881)	—	—	—	(228,881)
Purchases	80,086	180,000	254,976	682,532	—	39,934	1,237,528
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of September 30, 2011	$78,960	$26,825	$114,901	$682,520	$—	$31,487	$934,693

Financial assets were transferred out of Level 3 due to the Asset-Backed Security being paid off.

*	Change in unrealized appreciation (depreciation) relating to securities held at September 30, 2011 was $(118,019), which is comprised of Common Stocks of $ (1,127), Convertible Bonds of $(153,175), Residential Mortgage-Backed Securities - Agency of $44,742, Residential Mortgage-Backed Securities - Non-Agency of $(12) and Other Financial Instruments of $(8,447).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

52	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

September 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $841,079,254)	$821,360,454
Affiliated issuers (identified cost $64,696,895)	64,696,895
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $42,984,998)	42,984,998
Repurchase agreements (identified cost $32,874,187)	32,874,187
Total investments (identified cost $981,635,334)	961,916,534
Cash	86,657
Foreign currency (identified cost $256,411)	240,299
Margin deposits on futures contracts	8,250
Unrealized appreciation on forward foreign currency exchange contracts	500,131
Premiums paid on outstanding credit default swap contracts	1,111,585
Receivable for:
Capital shares sold	370,681
Investments sold	12,219,299
Dividends	810,093
Interest	3,555,541
Reclaims	227,804
Total assets	981,046,874
Liabilities
Forward sales commitments, at value (proceeds receivable $3,072,035)	3,060,820
Due upon return of securities on loan	75,859,185
Unrealized depreciation on forward foreign currency exchange contracts	659,201
Unrealized depreciation on swap contracts	2,551,260
Payable for:
Investments purchased	9,670,121
Investments purchased on a delayed delivery basis	35,332,299
Capital shares purchased	846,093
Variation margin on futures contracts	8,002
Investment management fees	15,211
Distribution fees	7,538
Transfer agent fees	155,388
Administration fees	1,374
Plan administration fees	176
Other expenses	290,322
Total liabilities	128,456,990
Net assets applicable to outstanding capital stock	$852,589,884

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	53

Statement of Assets and Liabilities (continued)

September 30, 2011

Represented by
Paid-in capital	$1,241,426,725
Undistributed net investment income	1,676,095
Accumulated net realized loss	(368,001,965)
Unrealized appreciation (depreciation) on:
Investments	(19,707,585)
Foreign currency translations	(34,086)
Forward foreign currency exchange contracts	(159,070)
Futures contracts	(58,970)
Swap contracts	(2,551,260)
Total — representing net assets applicable to outstanding capital stock	$852,589,884
*Value of securities on loan	$81,014,631
Net assets applicable to outstanding shares
Class A	$774,664,640
Class B	$47,579,584
Class C	$29,618,916
Class I	$3,793
Class R	$3,793
Class R4	$384,355
Class Z	$334,803
Shares outstanding
Class A	88,571,819
Class B	5,490,908
Class C	3,438,206
Class I	434
Class R	434
Class R4	43,851
Class Z	38,354
Net asset value per share
Class A(a)	$8.75
Class B	$8.67
Class C	$8.61
Class I	$8.74
Class R	$8.74
Class R4	$8.77
Class Z	$8.73

(a)	The maximum offering price per share for Class A is $9.28. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

54	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended September 30, 2011

Net investment income
Income:
Dividends	$15,421,400
Interest	15,506,182
Dividends from affiliates	142,176
Income from securities lending — net	448,504
Foreign taxes withheld	(584,269)
Total income	30,933,993
Expenses:
Investment management fees	5,489,365
Distribution fees
Class A	2,277,282
Class B	678,292
Class C	350,699
Class R	21
Transfer agent fees
Class A	1,749,590
Class B	131,725
Class C	67,441
Class R	8
Class R4	215
Class Z	244
Administration fees	737,125
Plan administration fees
Class R4	1,078
Compensation of board members	32,045
Custodian fees	306,205
Printing and postage fees	127,429
Registration fees	110,609
Professional fees	53,475
Other	65,037
Total expenses	12,177,885
Expense reductions	(60)
Total net expenses	12,177,825
Net investment income	18,756,168

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	55

Statement of Operations (continued)

Year ended September 30, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$54,366,177
Foreign currency transactions	(52,822)
Forward foreign currency exchange contracts	(439,141)
Futures contracts	73,391
Options contracts written	(249,269)
Swap contracts	670,438
Net realized gain	54,368,774
Net change in unrealized appreciation (depreciation) on:
Investments	(59,109,961)
Foreign currency translations	(55,910)
Forward foreign currency exchange contracts	(195,929)
Futures contracts	(49,962)
Swap contracts	(2,640,311)
Net change in unrealized depreciation	(62,052,073)
Net realized and unrealized loss	(7,683,299)
Net increase in net assets resulting from operations	$11,072,869

The accompanying Notes to Financial Statements are an integral part of this statement.

56	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended September 30,	2011	2010(a)
Operations
Net investment income	$18,756,168	$19,138,233
Net realized gain (loss)	54,368,774	(50,239,390)
Net change in unrealized appreciation (depreciation)	(62,052,073)	133,930,779
Net increase in net assets resulting from operations	11,072,869	102,829,622
Distributions to shareholders from:
Net investment income
Class A	(23,017,772)	(22,108,474)
Class B	(1,264,780)	(1,317,899)
Class C	(656,827)	(587,149)
Class I	(123)	(103)
Class R	(97)	(72)
Class R3	—	(54)
Class R4	(11,421)	(16,075)
Class R5	—	(69)
Class Z	(4,356)	—
Tax return of capital
Class A	(1,866,498)	—
Class B	(102,560)	—
Class C	(53,262)	—
Class I	(10)	—
Class R	(8)	—
Class R4	(926)	—
Class Z	(353)	—
Total distributions to shareholders	(26,978,993)	(24,029,895)
Decrease in net assets from share transactions	(188,359,679)	(307,684,211)
Total decrease in net assets	(204,265,803)	(228,884,484)
Net assets at beginning of year	1,056,855,687	1,285,740,171
Net assets at end of year	$852,589,884	$1,056,855,687
Undistributed net investment income	$1,676,095	$7,135,920

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	57

Statement of Changes in Net Assets (continued)

Year ended September 30,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	3,896,735	37,200,331	5,296,688	46,555,511
Conversions from Class B	1,231,122	12,114,239	1,701,708	14,804,963
Distributions reinvested	2,530,917	23,855,312	2,409,660	21,330,087
Redemptions	(23,933,531)	(228,443,382)	(37,570,527)	(329,312,069)
Net decrease	(16,274,757)	(155,273,500)	(28,162,471)	(246,621,508)
Class B shares
Subscriptions	95,468	895,032	522,839	4,544,100
Distributions reinvested	139,601	1,309,280	145,283	1,272,830
Conversions to Class A	(1,242,486)	(12,114,239)	(1,719,495)	(14,804,963)
Redemptions	(1,809,666)	(17,117,001)	(4,436,504)	(38,495,187)
Net decrease	(2,817,083)	(27,026,928)	(5,487,877)	(47,483,220)
Class C shares
Subscriptions	395,144	3,713,224	539,885	4,685,367
Distributions reinvested	70,334	654,496	62,116	541,812
Redemptions	(1,148,332)	(10,786,004)	(2,073,803)	(17,922,174)
Net decrease	(682,854)	(6,418,284)	(1,471,802)	(12,694,995)
Class R3 shares
Redemptions	—	—	(434)	(5,000)
Net decrease	—	—	(434)	(5,000)
Class R4 shares
Subscriptions	328	3,190	10,124	85,050
Distributions reinvested	1,308	12,347	1,815	16,075
Redemptions	(3,790)	(36,847)	(110,147)	(978,113)
Net decrease	(2,154)	(21,310)	(98,208)	(876,988)
Class R5 shares
Redemptions	—	—	(434)	(5,000)
Net decrease	—	—	(434)	(5,000)
Class Z shares
Subscriptions	45,094	446,431	278	2,500
Distributions reinvested	438	4,060	—	—
Redemptions	(7,456)	(70,148)	—	—
Net increase	38,076	380,343	278	2,500
Total net decrease	(19,738,772)	(188,359,679)	(35,220,948)	(307,684,211)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

58	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.02	$8.44	$9.10	$12.48	$10.78
Income from investment operations:
Net investment income	0.18	0.15	0.14	0.24	0.22
Net realized and unrealized gain (loss)	(0.19)	0.63	(0.40)	(2.71)	1.71
Total from investment operations	(0.01)	0.78	(0.26)	(2.47)	1.93
Less distributions to shareholders from:
Net investment income	(0.24)	(0.20)	(0.12)	(0.23)	(0.23)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.26)	(0.20)	(0.40)	(0.91)	(0.23)
Net asset value, end of period	$8.75	$9.02	$8.44	$9.10	$12.48
Total return	(0.24% )	9.29%	(2.33% )	(20.90% )	17.97%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.13%	1.05%	1.10%	1.02%	1.12%
Net expenses after fees waived or expenses reimbursed(b)	1.13% (c)	1.05%	1.10%	1.02%	1.12%
Net investment income	1.93% (c)	1.73%	1.82%	2.20%	1.90%
Supplemental data
Net assets, end of period (in thousands)	$774,665	$945,595	$1,122,673	$1,437,164	$1,871,507
Portfolio turnover(d)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	59

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$8.93	$8.36	$9.01	$12.36	$10.69
Income from investment operations:
Net investment income	0.11	0.08	0.08	0.15	0.13
Net realized and unrealized gain (loss)	(0.18)	0.62	(0.39)	(2.67)	1.68
Total from investment operations	(0.07)	0.70	(0.31)	(2.52)	1.81
Less distributions to shareholders from:
Net investment income	(0.18)	(0.13)	(0.06)	(0.15)	(0.14)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.01)	—	—	—	—
Total distributions to shareholders	(0.19)	(0.13)	(0.34)	(0.83)	(0.14)
Net asset value, end of period	$8.67	$8.93	$8.36	$9.01	$12.36
Total return	(0.94% )	8.38%	(3.00% )	(21.50% )	17.02%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.87%	1.81%	1.87%	1.78%	1.88%
Net expenses after fees waived or expenses reimbursed(b)	1.87% (c)	1.81%	1.87%	1.78%	1.88%
Net investment income	1.18% (c)	0.98%	1.05%	1.43%	1.14%
Supplemental data
Net assets, end of period (in thousands)	$47,580	$74,220	$115,318	$169,090	$243,036
Portfolio turnover(d)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

60	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$8.88	$8.32	$8.97	$12.31	$10.66
Income from investment operations:
Net investment income	0.11	0.08	0.08	0.16	0.14
Net realized and unrealized gain (loss)	(0.19)	0.61	(0.39)	(2.67)	1.66
Total from investment operations	(0.08)	0.69	(0.31)	(2.51)	1.80
Less distributions to shareholders from:
Net investment income	(0.18)	(0.13)	(0.06)	(0.15)	(0.15)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.01)	—	—	—	—
Total distributions to shareholders	(0.19)	(0.13)	(0.34)	(0.83)	(0.15)
Net asset value, end of period	$8.61	$8.88	$8.32	$8.97	$12.31
Total return	(1.02% )	8.34%	(2.98% )	(21.47% )	16.97%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.88%	1.81%	1.86%	1.77%	1.88%
Net expenses after fees waived or expenses reimbursed(b)	1.88% (c)	1.81%	1.86%	1.77%	1.88%
Net investment income	1.17% (c)	0.98%	1.07%	1.47%	1.16%
Supplemental data
Net assets, end of period (in thousands)	$29,619	$36,614	$46,515	$59,279	$66,995
Portfolio turnover(d)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	61

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class I
Per share data
Net asset value, beginning of period	$9.01	$8.43	$9.09	$12.47	$11.52
Income from investment operations:
Net investment income	0.23	0.19	0.18	0.28	0.22
Net realized and unrealized gain (loss)	(0.19)	0.63	(0.41)	(2.71)	1.00
Total from investment operations	0.04	0.82	(0.23)	(2.43)	1.22
Less distributions to shareholders from:
Net investment income	(0.29)	(0.24)	(0.15)	(0.27)	(0.27)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.31)	(0.24)	(0.43)	(0.95)	(0.27)
Net asset value, end of period	$8.74	$9.01	$8.43	$9.09	$12.47
Total return	0.21%	9.79%	(1.88% )	(20.60% )	10.70%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.67%	0.60%	0.65%	0.63%	0.73%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.67%	0.60%	0.65%	0.63%	0.73%	(c)
Net investment income	2.37%	2.19%	2.34%	2.59%	2.33%	(c)
Supplemental data
Net assets, end of period (in thousands)	$4	$4	$4	$4	$5
Portfolio turnover(e)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009, and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

62	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class R
Per share data
Net asset value, beginning of period	$9.01	$8.43	$9.09	$12.47	$11.52
Income from investment operations:
Net investment income	0.16	0.12	0.12	0.22	0.14
Net realized and unrealized gain (loss)	(0.19)	0.63	(0.40)	(2.69)	1.00
Total from investment operations	(0.03)	0.75	(0.28)	(2.47)	1.14
Less distributions to shareholders from:
Net investment income	(0.22)	(0.17)	(0.10)	(0.23)	(0.19)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.24)	(0.17)	(0.38)	(0.91)	(0.19)
Net asset value, end of period	$8.74	$9.01	$8.43	$9.09	$12.47
Total return	(0.49% )	8.90%	(2.52% )	(20.93% )	10.01%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.36%	1.42%	1.42%	1.45%	1.54%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.36%	1.42%	1.33%	1.20%	1.54%	(c)
Net investment income	1.68%	1.38%	1.60%	1.98%	1.51%	(c)
Supplemental data
Net assets, end of period (in thousands)	$4	$4	$4	$4	$5
Portfolio turnover(e)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009, and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	63

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.04	$8.45	$9.10	$12.48	$10.78
Income from investment operations:
Net investment income	0.20	0.16	0.15	0.26	0.24
Net realized and unrealized gain (loss)	(0.19)	0.64	(0.40)	(2.71)	1.70
Total from investment operations	0.01	0.80	(0.25)	(2.45)	1.94
Less distributions to shareholders from:
Net investment income	(0.26)	(0.21)	(0.12)	(0.25)	(0.24)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.28)	(0.21)	(0.40)	(0.93)	(0.24)
Net asset value, end of period	$8.77	$9.04	$8.45	$9.10	$12.48
Total return	(0.12% )	9.49%	(2.11% )	(20.71% )	18.08%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.98%	0.91%	0.94%	0.93%	1.03%
Net expenses after fees waived or expenses reimbursed(b)	0.98%	0.91%	0.87%	0.78%	1.00%
Net investment income	2.07%	1.87%	1.97%	2.31%	2.01%
Supplemental data
Net assets, end of period (in thousands)	$384	$416	$1,219	$6,813	$16,864
Portfolio turnover(c)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

64	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$9.01		$8.98
Income from investment operations:
Net investment income (loss)	0.21		(0.01)
Net realized and unrealized gain (loss)	(0.19)		0.04
Total from investment operations	0.02		0.03
Less distributions to shareholders from:
Net investment income	(0.30)		—
Tax return of capital	0.00	(b)
Total distributions to shareholders	(0.30)		—
Net asset value, end of period	$8.73		$9.01
Total return	0.01%		0.33%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.89%		1.02%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.89%	(f)	1.02%	(d)
Net investment income (loss)	2.28%	(f)	(13.66%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$335		$3
Portfolio turnover(g)	142%		114%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131% and 113% for the years ended September 30, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	65

Notes to Financial Statements

September 30, 2011

Note	1. Organization

Columbia Strategic Allocation Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Strategic Allocation Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

66	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	67

Notes to Financial Statements (continued)

subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and

68	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	69

Notes to Financial Statements (continued)

fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

70	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains/decrease the Fund’s exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	71

Notes to Financial Statements (continued)

Contracts and premiums associated with options contracts written for the year ended September 30, 2011 are as follows:

	Calls
	Contracts	Premiums
Balance September 30, 2010	—	$—
Opened	1,187	25,446
Expired	(1,057)	(19,866)
Exercised	(130)	(5,580)
Balance September 30, 2011	—	—

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain

72	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

(loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	73

Notes to Financial Statements (continued)

Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at September 30, 2011

Risk exposure category	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Credit contracts	Premiums paid on outstanding credit default swap contracts	$1,111,585	Unrealized depreciation on swap contracts	$2,551,260
Equity contracts			Net assets — unrealized depreciation on futures contracts	15,557	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	500,131	Unrealized depreciation on forward foreign currency exchange contracts	659,201
Interest rate contracts	Investments, at value — unaffiliated issuers	31,487	Net assets — unrealized depreciation on futures contracts	43,413	*
Total		$1,643,203		$3,269,431

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

74	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended September 30, 2011

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts	Futures contracts	Options contracts written and purchased	Swap contracts	Total
Credit contracts	$—	$—	$—	$670,438	$670,438
Equity contracts	—	497,841	19,866	—	$517,707
Foreign exchange contracts	(439,141)	—	—	—	$(439,141)
Interest rate contracts	—	(424,450)	(116,432)	—	$(540,882)
Total	$(439,141)	$73,391	$(96,566)	$670,438	$208,122

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts	Futures contracts	Options contracts written and purchased	Swap contracts	Total
Credit contracts	$—	$—	$—	$(2,640,311)	$(2,640,311)
Equity contracts	—	(23,900)	—	—	$(23,900)
Foreign exchange contracts	(195,929)	—	—	—	$(195,929)
Interest rate contracts	—	(26,062)	(8,447)	—	$(34,509)
Total	$(195,929)	$(49,962)	$(8,447)	$(2,640,311)	$(2,894,649)

Volume of Derivative Instruments for the Year Ended September 30, 2011

Contracts opened
Forward Foreign Currency Exchange Contracts	2,020
Futures Contracts	1,946
Options Contracts	9,831,777

Aggregate notional opened
Credit Default Swap Contracts — Sell Protection	$37,000,000

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	75

Notes to Financial Statements (continued)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During

76	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	77

Notes to Financial Statements (continued)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

78	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	79

Notes to Financial Statements (continued)

declines from 0.66% to 0.49% as the Fund’s net assets increase. Prior to July 1, 2011, the rates were an annual fee that declined from 0.57% to 0.39% as assets increased. Also prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Flexible Portfolio Funds Index. The maximum adjustment was 0.08% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment decreased the management fee by $447,021 for the year ended September 30, 2011. The management fee for the year ended September 30, 2011 was 0.54% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. Prior to July 1, 2011, the administration fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.08% to 0.05% as the Fund’s net assets increased. The annualized effective administration fee rate for the year ended September 30, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended September 30, 2011, other expenses paid to this company were $5,771.

Compensation of Board Members

Board members are compensated for their services to the Fund as set forth in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

80	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the year ended September 30, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.19
Class R4	0.05
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	81

Notes to Financial Statements (continued)

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $5,060,000 and $384,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $874,413 for Class A, $51,691 for Class B, and $3,488 for Class C shares for the year ended September 30, 2011.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended September 30, 2011, these differences are primarily due to differing treatments for futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, post-October losses, interest on bonds, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not

82	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$739,383
Accumulated net realized loss	(739,383)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended September 30,	2011	2010
Ordinary income	$24,955,376	$24,029,895
Tax return of capital	2,023,617	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	(362,889,522)
Unrealized depreciation	(25,947,319)

At September 30, 2011, the cost of investments for federal income tax purposes was $987,570,900 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$46,162,554
Unrealized depreciation	(71,816,920)
Net unrealized depreciation	$(25,654,366)

The following capital loss carryforward, determined at September 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$(21,514,298)
2018	(320,258,879)
2019	(21,116,345)
Total	$(362,889,522)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	83

Notes to Financial Statements (continued)

effective for taxable years beginning after the date of enactment. Under the Act,

the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $1,375,518,612 and $1,575,553,828, respectively, for the year ended September 30, 2011, of which $836,206,836 and $784,490,940, respectively, were U.S. government securities.

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At September 30, 2011, securities valued at $81,014,631 were on loan, secured by U.S. government securities valued at $8,867,612 and by cash collateral of $75,859,185 partially or fully invested in short-term securities or other cash equivalents.

84	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	8. Shareholder Concentration

At September 30, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I and Class R shares.

Note	9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	85

Notes to Financial Statements (continued)

increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended September 30, 2011.

Note	10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective December 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.13%
Class B	1.88
Class C	1.88
Class I	0.74
Class R	1.38
Class R4	1.04
Class Z	0.88

86	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Note	11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	87

Notes to Financial Statements (continued)

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

88	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Strategic Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Allocation Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	89

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Strategic Allocation Fund of the Columbia Funds Series Trust II at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

November 22, 2011

90	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 28. Exhibits

(d)(20)

(a)(1)	Agreement and Declaration of Trust effective January 27, 2006, filed electronically on or about February 8, 2006 as Exhibit (a) to Registrant’s Registration Statement is incorporated by reference.

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust filed electronically on or about October 2, 2007 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(3)	Amendment No. 2 to the Agreement and Declaration of Trust, dated January 8, 2009, filed electronically on or about January 27, 2009 as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(4)	Amendment No. 3 to the Agreement and Declaration of Trust, dated August 9, 2010, filed electronically on or about March 4, 2011 as Exhibit (a)(4) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(5)	Amendment No. 4 to the Agreement and Declaration of Trust, dated January 13, 2011, filed electronically on or about March 4, 2011 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(6)	Amendment No. 5 to the Agreement and Declaration of Trust, dated April 14, 2011, filed electronically on or about July 29, 2011 as Exhibit (a)(6) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(b)	By-laws filed electronically on or about April 21, 2006 as Exhibit (b) to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-131683 are incorporated by reference.

(c)	Stock Certificate: Not applicable.

(d)(1)	Investment Management Services Agreement, dated May 1, 2006, amended and restated April 9, 2009, between Registrant and RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, filed electronically on or about April 29, 2010 as Exhibit (d) to Registrant’s Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(2)	Investment Management Services Agreement, dated September 22, 2010, amended and restated July 1, 2011, between Registrant and Columbia Management Investment Advisers, LLC, filed electronically on or about August 29, 2011 as Exhibit (d)(2) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(3)	Subadvisory Agreement, dated June 11, 2008 between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Threadneedle International Limited, filed electronically on or about October 29, 2008 as Exhibit (d)(2) to RiverSource Global Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 33-25824 is incorporated by reference.

(d)(4)	Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between Columbia Management Investment Advisers, LLC, and Threadneedle International Limited, filed electronically on or about December 29, 2009 as Exhibit (d)(3) to RiverSource International Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-92309 is incorporated by reference.

(d)(20)

(d)(5)	Amendment Two to Amended and Restated Subadvisory Agreement, dated March 30, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about April 29, 2011 as Exhibit (d)(5) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(6)	Amendment Three to Amended and Restated Subadvisory Agreement, dated July 1, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(6) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(7)	Amendment Four to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(7) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(8)	Addendum to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(8) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(9)	Subadvisory Agreement by and between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 26, 2004 as Exhibit (d)(6) to AXP Strategy Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(10)	Amendment, dated July 21, 2003, to Subadvisory Agreement between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(8) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(11)	Subadvisory Transfer Agreement between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated October 1, 2005, filed electronically on or about May 24, 2006 as Exhibit (d)(9) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(12)	Amendment Two, dated November 11, 2005, to Subadvisory Agreement between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(10) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(13)	Amendment Three, dated April 10, 2008, to Subadvisory Agreement between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 27, 2008 as Exhibit (d)(14) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(14)	Subadvisory Agreement between American Express Financial Corporation and Donald Smith & Co., Inc., dated March 12, 2004, filed electronically on or about May 26, 2004 as Exhibit (d)(19) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(20)

(d)(15)	Subadvisory Transfer Agreement, dated October 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Donald Smith & Co., Inc., filed electronically on or about May 24, 2006 as Exhibit (d)(25) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(16)	Subadvisory Agreement, dated November 13, 2008, between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC and Metropolitan West Capital Management, LLC, filed electronically on or about July 28, 2009 as Exhibit (d)(25) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 21 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(17)	Subadvisory Agreement between American Express Financial Corporation and Barrow, Hanley, Mewhinney & Strauss, Inc., dated March 12, 2004, filed electronically on or about May 26, 2004 as Exhibit (d)(20) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(18)	Subadvisory Transfer Agreement, dated October 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Barrow, Hanley, Mewhinney & Strauss, Inc., filed electronically on or about May 24, 2006 as Exhibit (d)(27) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(19)	Subadvisory Agreement, dated September 15, 2011, between Columbia Management Investment Advisers, LLC and Mondrian Investment Partners Limited, filed electronically on or about November 29, 2011 as Exhibit (d)(19) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated reference.

(d)(20)	Subadvisory Agreement, dated September 23, 2011, between Columbia Management Investment Advisers, LLC and Dimensional Fund Advisors, L.P., filed electronically on or about November 29, 2011 as Exhibit (d)(20) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(e)(1)	Distribution Agreement, effective September 7, 2010, amended and restated August 12, 2011, between Registrant and Columbia Management Investment Distributors, Inc., filed electronically on or about November 29, 2011 as Exhibit (e)(1) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(e)(2)	Form of Mutual Fund Sales Agreement filed electronically on or about July 9, 2010 as Exhibit (e)(2) to RiverSource Bond Series, Inc. Post-Effective Amendment No. 63 to Registration Statement No. 2-72174 is incorporated by reference.

(f)	Deferred Compensation Plan, amended and restated May 20, 2011, filed electronically on or about November 29, 2011 as Exhibit (f) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(g)	Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about December 23, 2008 as Exhibit (g) to RiverSource International Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1)	Administrative Services Agreement dated January 1, 2011, amended and restated August 12, 2011, between Registrant and Columbia Management Investment Advisers, LLC, filed electronically on or about August 29, 2011 as Exhibit (h)(1) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(20)

(h)(2)	Transfer and Dividend Disbursing Agent Agreement, dated September 7, 2010, amended and restated August 12, 2011, between Registrant and Columbia Management Investment Services Corp., filed electronically on or about November 29, 2011 as Exhibit (h)(2) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(3)	Plan Administration Services Agreement, dated December 1, 2006, amended and restated August 12, 2011, between Registrant and Columbia Management Investment Services Corp., filed electronically on or about November 29, 2011 as Exhibit (h)(3) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(4)	Master Fee Cap/Fee Waiver Agreement, dated May 2, 2011, by and among Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp. and the Registrant, filed electronically on or about July 29, 2011 as Exhibit (h)(4) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(5)	License Agreement, effective May 1, 2006, amended and restated as of November 12, 2008, between Ameriprise Financial, Inc. and Funds, filed electronically on or about February 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(6)	Agreement and Plan of Reorganization, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(9) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(7)	Agreement and Plan of Redomiciling, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(10) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(i)	Opinion and consent of counsel as to the legality of the securities is filed electronically herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)	Omitted Financial Statements: Not Applicable.

(l)	Initial Capital Agreement: Not Applicable.

(m)	Plan of Distribution and Agreement of Distribution, effective September 7, 2008, amended and restated August 12, 2011, between Registrant and Columbia Management Investment Distributors, Inc., filed electronically on or about November 29, 2011 as Exhibit (m) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(n)	Amended and Restated Rule 18f – 3 Multi-Class Plan as of November 10, 2011, filed electronically on or about November 29, 2011 as Exhibit (n) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(o)	Reserved.

(p)(1)	Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about November 29, 2011 as Exhibit (p)(1) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(20)

(p)(2)	Code of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser and principal underwriter, dated July 1, 2011, filed electronically on or about July 29, 2011 as Exhibit (p)(2) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(3)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value Fund’s and Variable Portfolio – Partners Small Cap Value Fund’s Subadviser Donald Smith & Co., Inc., adopted January 1, 2005 and revised June 1, 2006, filed electronically on or about April 24, 2007 as Exhibit (p)(4) to RiverSource Variable Portfolio – Managers Series, Inc. Post-Effective Amendment No. 19 to Registration Statement No. 333-61346 is incorporated by reference.

(p)(4)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value Fund’s and Variable Portfolio – Small Cap Value Fund’s Subadviser Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2009, filed electronically on or about April 29, 2011 as Exhibit (p)(5) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(5)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value Fund’s and Variable Portfolio – Partners Small Cap Value Fund’s Subadviser Turner Investment Partners, Inc., dated March 1, 2008, filed electronically on or about April 29, 2009 as Exhibit (p)(11) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 5 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(6)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value Fund’s Subadviser Metropolitan West Capital Management, LLC, dated January 1, 2011, filed electronically on or about July 29, 2011 as Exhibit (p)(6) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(7)	Code of Ethics, dated November 30, 2009, adopted under Rule 17j-1, for Columbia Absolute Return Emerging Markets Macro, Columbia Asia Pacific ex-Japan, Columbia Commodity Strategy, Columbia Emerging Markets Opportunity, Columbia European Equity, Columbia Global Equity, Columbia Global Extended Alpha, Columbia Variable Portfolio – Emerging Markets Opportunity and Columbia Variable Portfolio – International Opportunity Funds’ Subadviser, Threadneedle International Limited, filed electronically on or about April 29, 2011 as Exhibit (p)(9) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(8)	Code of Ethics adopted under Rule 17j-1 for Columbia Marsico Flexible Capital Fund’s and Variable Portfolio – Marsico Growth Fund’s Subadviser Marsico Capital Management, LLC, dated September 1, 2008, filed electronically on or about April 14, 2010 as Exhibit (p)(25) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(9)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor International Value Fund’s and Variable Portfolio – Mondrian International Small Cap Fund’s Subadviser Mondrian Investment Partners Limited, dated January 1, 2007, filed electronically on or about April 14, 2010 as Exhibit (p)(24) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(q)	Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated June 8, 2011, filed electronically on or about June 16, 2011 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 28 to Registration Statement No. 333-131683 is incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with the Registrant

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), as sponsor of the Columbia funds, may make initial capital investments in Columbia funds (seed accounts). Columbia Management also serves as investment manager of certain Columbia funds-of-funds that invest primarily in shares of affiliated funds (the “underlying funds”). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain Columbia funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion as the vote of the direct public shareholders vote; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 30.	Indemnification

The Agreement and Declaration of Trust of the Registrant provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Registrant may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former trustees or officers of the Registrant made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Registrant to the full extent authorized by the Massachusetts Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 31.	Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors or officers of Columbia Management Investment Advisers, LLC (Columbia Management), the Registrant’s investment adviser, except as set forth below, are or have been, at any time during the Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(a)	Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, certain directors and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors and officers held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

(b)	Barrow, Hanley, Mewhinney & Strauss, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Barrow, Hanley, Mewhinney & Strauss, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc. and is incorporated herein by reference. Information about the business of Barrow, Hanley, Mewhinney & Strauss, Inc. and the directors and principal executive officers of Barrow, Hanley, Mewhinney & Strauss, Inc. is also included in the Form ADV filed by Barrow, Hanley, Mewhinney & Strauss, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-31237), which is incorporated herein by reference.

(c)	Dimensional Fund Advisors, L.P. performs investment management services for the Registrant and certain other clients. Information regarding the business of Dimensional Fund Advisors, L.P. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Dimensional Fund Advisors, L.P. and is incorporated herein by reference. Information about the business of Dimensional Fund Advisors, L.P. and the directors and principal executive officers of Dimensional Fund Advisors, L.P. is also included in the Form ADV filed by Dimensional Fund Advisors, L.P. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-16283), which is incorporated herein by reference.

(d)	Donald Smith & Co., Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Donald Smith & Co., Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Donald Smith & Co., Inc. and is incorporated herein by reference. Information about the business of Donald Smith & Co., Inc. and the directors and principal executive officers of Donald Smith & Co., Inc. is also included in the Form ADV filed by Donald Smith & Co., Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-10798), which is incorporated herein by reference.

(e)	Marsico Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Marsico Capital Management, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Marsico Capital Management, LLC and is incorporated herein by reference. Information about the business of Marsico Capital Management, LLC and the directors and principal executive officers of Marsico Capital Management, LLC is also included in the Form ADV filed by Marsico Capital Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-54914), which is incorporated herein by reference.

(f)

Mondrian Investment Partners Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Mondrian Investment Partners Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Mondrian Investment Partners Limited and is incorporated herein by reference.

Information about the business of Mondrian Investment Partners Limited and the directors and principal executive officers of Mondrian Investment Partners Limited is also included in the Form ADV filed by Mondrian Investment Partners Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-37702), which is incorporated herein by reference.

(g)	Threadneedle International Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Threadneedle International Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Threadneedle International Limited and is incorporated herein by reference. Information about the business of Threadneedle International Limited and the directors and principal executive officers of Threadneedle International Limited is also included in the Form ADV filed by Threadneedle International Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63196), which is incorporated herein by reference.

(h)	Turner Investment Partners, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Turner Investment Partners, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Turner Investment Partners, Inc. and is incorporated herein by reference. Information about the business of Turner Investment Partners, Inc. and the directors and principal executive officers of Turner Investment Partners, Inc. is also included in the Form ADV filed by Turner Investment Partners, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-36220), which is incorporated herein by reference.

(i)	Metropolitan West Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Metropolitan West Capital Management, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Metropolitan West Capital Management, LLC and is incorporated herein by reference. Information about the business of Metropolitan West Capital Management, LLC and the directors and principal executive officers of Metropolitan West Capital Management, LLC is also included in the Form ADV filed by Metropolitan West Capital Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-57001), which is incorporated herein by reference.

(j)	Tradewinds Global Investors, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Tradewinds Global Investors, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Tradewinds Global Investors, LLC and is incorporated herein by reference. Information about the business of Tradewinds Global Investors, LLC and the directors and principal executive officers of Tradewinds Global Investors, LLC is also included in the Form ADV filed by Tradewinds Global Investors, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-65208), which is incorporated herein by reference.

Item 32.	Principal Underwriter

(a)	Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b)	As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant
William F. Truscott	Director (Chairman)	Board Member, Senior Vice President
Michael A. Jones	Director; Chief Executive Officer	Senior Vice President
Beth Ann Brown	Director; Senior Vice President	None
Amy Unckless	Director; Chief Administrative Officer	None
Jeffrey F. Peters	Senior Vice President	None
Dave K. Stewart	Chief Financial Officer	None
Scott R. Plummer	Vice President, Chief Counsel and Assistant Secretary	Senior Vice President and Chief Legal Officer
Stephen O. Buff	Vice President, Chief Compliance Officer	None
Christopher Thompson	Senior Vice President and Head of Investment Products and Marketing	None
Brian Walsh	Vice President, Strategic Relations	None
Frank Kimball	Vice President, Asset Management Distribution Operations and Governance	None
Thomas R. Moore	Secretary	None
Michael E. DeFao	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Paul B. Goucher	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Tara W. Tilbury	Vice President and Assistant Secretary	Assistant Secretary
Nancy W. LeDonne	Vice President and Assistant Secretary	None
Ryan C. Larrenaga	Vice President and Assistant Secretary	Assistant Secretary
Joseph L. D’Alessandro	Vice President and Assistant Secretary	Assistant Secretary
Christopher O. Petersen	Vice President and Assistant Secretary	Vice President and Secretary
Eric T. Brandt	Vice President and Assistant Secretary	None
Tara Dziengel	Anti-Money Laundering Officer	None
Kevin Wasp	Ombudsman	None
Lee Faria	Conflicts Officer	None
*	The principal business address of Columbia Management Investment Distributors, Inc. is 225 Franklin Street, Boston MA 02110.

(c) Not Applicable.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

•	Fund headquarters, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

•	Registrant’s investment adviser and administrator, Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110;

•	Registrant’s subadviser, Barrow, Hanley, Mewhinney & Strauss, Inc., 2200 Ross Avenue, 31st Floor, Dallas, TX 75201;

•	Registrant’s subadviser, Dimensional Fund Advisors, L.P., 6300 Bee Cave Road, Building One, Austin, TX 78746;

•	Registrant’s subadviser, Donald Smith & Co., Inc., 152 West 57th Street, 22nd Floor, New York, NY 10019;

•	Registrant’s subadviser, Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202;

•	Registrant’s subadviser, Mondrian Investment Partners Limited, 10 Gresham Street, 5th Floor, London, United Kingdom EC2V 7JD;

•	Registrant’s subadviser, Threadneedle International Limited, London EC3A 8JQ, United Kingdom;

•	Registrant’s subadviser, Tradewinds Global Investors, LLC, 2049 Century Park East, 20th Floor, Los Angeles, CA 90067;

•	Registrant’s subadviser, Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312;

•	Registrant’s subadviser, Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660;

•	Registrant’s principal underwriter, Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110;

•	Registrant’s transfer agent, Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110; and

•	Registrant’s custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, COLUMBIA FUNDS SERIES TRUST II, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 26th day of January, 2012.

COLUMBIA FUNDS SERIES TRUST II

By
/s/ J. Kevin Connaughton
J. Kevin Connaughton President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of January, 2012.

Signature	Capacity	Signature	Capacity

/s/ J. Kevin Connaughton J. Kevin Connaughton	President (Principal Executive Officer)	/s/ R. Glenn Hilliard* R. Glenn Hilliard	Trustee

/s/ Michael G. Clarke Michael G. Clarke	Chief Financial Officer (Principal Financial Officer)	/s/ John F. Maher* John F. Maher	Trustee

/s/ Paul D. Pearson Paul D. Pearson	Chief Accounting Officer (Principal Accounting Officer)	/s/ John J. Nagorniak* John J. Nagorniak	Trustee

/s/ Stephen R. Lewis, Jr.* Stephen R. Lewis, Jr.	Chair of the Board	/s/ Catherine James Paglia* Catherine James Paglia	Trustee

/s/ Kathleen A. Blatz* Kathleen A. Blatz	Trustee	/s/ Leroy C. Richie* Leroy C. Richie	Trustee

/s/ Edward J. Boudreau, Jr.* Edward J. Boudreau, Jr.	Trustee	/s/ Anthony M. Santomero* Anthony M. Santomero	Trustee

/s/ Pamela G. Carlton* Pamela G. Carlton	Trustee	/s/ Minor M. Shaw* Minor M. Shaw	Trustee

/s/ William P. Carmichael* William P. Carmichael	Trustee	/s/ Alison Taunton-Rigby* Alison Taunton-Rigby	Trustee

/s/ Patricia M. Flynn* Patricia M. Flynn	Trustee	/s/ William F. Truscott* William F. Truscott	Trustee

/s/ William A. Hawkins* William A. Hawkins	Trustee

*	Signed pursuant to Directors/Trustees Power of Attorney, dated June 8, 2011, filed electronically on or about June 16, 2011 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 28 to Registration Statement No. 333-131683, by:

/s/ Scott R. Plummer
Scott R. Plummer

Contents of this Post-Effective Amendment No. 50 to Registration Statement

No. 333-131683

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Part A.

Columbia Strategic Allocation Fund Multiple Share Class Prospectus.

Columbia Strategic Allocation Fund Class Z Prospectus.

Part B.

Statement of Additional Information.

Financial Statements.

Part C.

Other information.

The signatures.

Exhibit Index

(i)	Opinion and consent of counsel as to the legality of the securities being registered.

(j)	Consent of Independent Registered Public Accounting Firm.